SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 31, 2023, is entered into by and among:
a.Ambler funding llc, a Delaware limited liability company, as the borrower (the “Borrower”);
b.each of the lenders party to the agreement (as defined below; collectively, the “Lenders”);
c.ALLY BANK, as the administrative agent (“Ally Bank” and in such capacity, the “Administrative Agent”);
d.WELLS FARGO BANK, N.A., as the collateral custodian (the “Collateral Custodian”) and the collateral administrator (the “Collateral Administrator”).
RECITALS
WHEREAS, the Borrower, the Lenders, the Administrative Agent, Ally Bank, as the Arranger, and Wells Fargo Bank, N.A., as the Collateral Custodian and the Collateral Administrator, entered into that certain Loan and Security Agreement, dated as of November 22, 2019 (as the same may be amended, modified, waived, supplemented, restated or replaced from time to time, the “Agreement”);
WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the Agreement as set forth herein; and
WHEREAS, the Administrative Agent and the Lenders hereby authorize and direct the Collateral Custodian and the Collateral Administrator to execute this Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
Article I
Definitions
Capitalized terms used in this Amendment are defined in the Agreement unless otherwise stated.
ARTICLE II
Amendments to Agreement
2.01 Effective as of the date hereof, the Agreement is hereby amended (a) to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Agreement (and to the extent provided in Exhibit A hereto, the appendices to the Agreement) attached hereto as Exhibit A hereto and made a part hereof for all purposes.

2.02 Effective as of the date hereof, each of Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-5, Exhibit A-6, and Exhibit K to the Agreement is hereby amended (a) to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of such Exhibits attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-5, Exhibit A-6, and Exhibit K hereto, respectively, and made a part hereof for all purposes.

ARTICLE III
Conditions Precedent
3.01 The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Administrative Agent, unless specifically waived in writing by Administrative Agent:
a.Administrative Agent shall have received this Amendment duly executed by Borrower, each Lender party hereto, the Collateral Custodian and the Collateral Administrator.
b.Administrative Agent shall have received (i) that certain Second Amended and Restated Fee Letter, dated as of the date hereof, between the Administrative Agent and Borrower, and (ii) all fees on behalf of itself and the Lenders due and payable as of the date hereof.
c.The representations and warranties of the Borrower contained herein and in the Agreement and the other Transaction Documents, as amended hereby, shall be true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) on and as of the date hereof, as if made on the date hereof (other than any representation and warranty that is made as of a another specific date which were true, correct, and complete in all material respects as of such date).
d.No Default or Event of Default shall have occurred and be continuing.
e.All organizational proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Administrative Agent.
f.Administrative Agent shall have received legal opinion or opinions of Dechert LLP, counsel to the Borrower and Collateral Manager, covering (i) authority, (ii) enforceability of this Amendment and each of the other Transaction Documents executed herewith and (iii) perfection; in each case, in form and substance acceptable to the Administrative Agent in its reasonable discretion.
g.The Administrative Agent shall have received a secretary’s certificate of Borrower and Collateral Manager (i) that includes a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors, manager(s) or member(s) of Borrower and Collateral Manager, authorizing (A) the execution, delivery and performance of this Amendment and the other Transaction Documents to which it is a party, and (B) the borrowings contemplated thereunder, and a certification that such resolutions have not been amended, modified, revoked or rescinded, (ii) that includes a copy of the Governing Documents of Borrower and Collateral Manager and a certification that, except as disclosed therein, there has not been any amendment, modification or supplement to such Governing Documents, (iii) that includes a certification as to the incumbency and signature of the officers of Borrower and Collateral Manager executing any Transaction Document and (iv) that includes certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of Borrower and Collateral Manager (A) in the jurisdiction of its organization and (B) in each other jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires it to qualify as a foreign Person except, as to this clause (B), where the failure to so qualify could not be reasonably expected to have a Material Adverse Effect, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall be executed by a corporate secretary or Responsible Officer of Borrower and Collateral Manager.
h.The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to personal property of each FS/KKR Party, and bankruptcy and pending lawsuits with respect to each FS/KKR Party and the results of such search shall be satisfactory to the Administrative Agent.
ARTICLE IV
No Consent or Waiver
4.01 Nothing contained herein shall be construed as a consent or waiver by Administrative Agent of any covenant or provision of the Agreement, the other Transaction Documents, this Amendment or any other contract or instrument among Borrower, any of the other parties to the Transaction Documents and Administrative Agent or any Lender, and the failure of Administrative Agent or any Lender at any time or times hereafter to require strict performance by Borrower or any other party to the Transaction Documents of any provision thereof shall not waive, affect or diminish any right of Administrative Agent or any Lender to thereafter demand strict compliance therewith.
ARTICLE V
Ratifications, Representations and Warranties
5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Transaction Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Transaction Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Administrative Agent agree that the Agreement and the other Transaction Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations.
5.02 Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent that (a) the execution, delivery and performance of this Amendment and any and all other Transaction Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of Borrower and will not violate the Governing Documents of Borrower or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Contractual Obligation of the Borrower or violate any Applicable Law; (b) Borrower has executed and delivered this Amendment and any and all other Transaction Documents and this Amendment and the other Transaction Documents are a valid and binding obligation of Borrower, except as such enforceability may be limited by Insolvency Laws and by general principles of equity; (c) the representations and warranties of Borrower contained in the Agreement, as amended hereby, and any other Transaction Document are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) on and as of the date hereof, as if made on the date hereof (other than any representation and warranty that is made as of a another specific date which were true, correct, and complete in all material respects as of such date); (d) no Default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing; (e) Borrower is in full compliance in all material respects with all covenants and agreements contained in the Agreement and the other Transaction Documents, as amended hereby; and (f) Borrower has not amended its Governing Documents since the date of the Agreement.
ARTICLE VI
Miscellaneous Provisions
6.01 Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other Transaction Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Transaction Documents, and no investigation by Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of Administrative Agent and each Lender to rely upon them.
6.02 Reference to Agreement. Each of the Agreement and the other Transaction Documents, and any and all other Transaction Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Transaction Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.
6.03 Expenses of Administrative Agent. As provided in Section 12.9 of the Agreement, Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Transaction Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation, the reasonable fees and out-of-pocket expenses of legal counsel.
6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties to the Agreement and their respective permitted successors and assigns.
6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code, in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.
6.07 Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
6.09 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.
6.10 Final Agreement; Modifications. THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.

THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY Borrower, ADMINISTRATIVE AGENT AND ANY OTHER APPLICABLE PARTIES PURSUANT TO THE TERMS OF THE AGREEMENT.
6.11 Direction of Collateral Custodian and Collateral Administrator. By executing this Amendment, the Borrower and the Administrative Agent each hereby (i) consent to and direct the Collateral Custodian and the Collateral Administrator to execute and deliver this Amendment, (ii) acknowledge and agree that the Collateral Custodian and the Collateral Administrator shall be fully protected in relying upon the foregoing consent and direction and (iii) release the Collateral Custodian and the Collateral Administrator and their officers, directors, agents, employees and shareholders, as applicable, from any liability for complying with such direction. Each of the parties hereto hereby agree that in executing and delivering this Amendment, the Collateral Custodian and the Collateral Administrator shall be afforded the same rights, protections, immunities and indemnities afforded to them under the Agreement; provided that such rights, protections, immunities and indemnities shall be in addition to, and not in limitation of, any rights, protections, immunities and indemnities contained herein.
[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above‑written.
AMBLER FUNDING LLC, as the Borrower

By:____________________________________
Name: William Goebel
Title: Chief Accounting Officer

[Signatures continued on the following page.]

ALLY BANK, as Administrative Agent

By:____________________________________
Name:
Title: Authorized Signatory

ALLY BANK, as a Lender

By:____________________________________
Name:
Title: Authorized Signatory

[Signatures continued on the following page.]

WELLS FARGO BANK, N.A., as Collateral Custodian

By: COMPUTERSHARE TRUST COMPANY, N.A., as attorney-in-fact

By:____________________________________
Name: _________________________________
Title: __________________________________

WELLS FARGO BANK, N.A., as Collateral Administrator

By: COMPUTERSHARE TRUST COMPANY, N.A., as attorney-in-fact

By:____________________________________
Name: _________________________________
Title: __________________________________

___

Exhibit A to Second Amendment to Loan and Security Agreement

Marked Copy of Agreement

[See attached.]

U.S. $200,000,000
LOAN AND SECURITY AGREEMENT
by and among
AMBLER FUNDING LLC, as the Borrower
EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, as the Lenders
ALLY BANK, as the Administrative Agent and Arranger
and
WELLS FARGO BANK, N.A., as the Collateral Administrator and the Collateral Custodian

Dated as of November 22, 2019

TABLE OF CONTENTS
Page
ARTICLE I DEFINITIONS
Section 1.1 Certain Defined Terms......................................................................................... 2
Section 1.2 Other Terms.................................................................................................... ~~56~~58
Section 1.3 Computation of Time Periods........................................................................ ~~56~~58
Section 1.4 Interpretation.................................................................................................. ~~56~~58
Section 1.5 Calculation of Borrowing Base...................................................................... ~~57~~59
Section 1.6 Rates............................................................................................................... ~~57~~59
ARTICLE II THE NOTES
Section 2.1 The Notes........................................................................................................ ~~58~~60
Section 2.2 Procedures for Advances by the Lenders....................................................... ~~58~~60
Section 2.3 Principal Repayments..................................................................................... ~~60~~62
Section 2.4 Determination of Interest................................................................................ ~~60~~63
Section 2.5 Notations on Notes......................................................................................... ~~61~~63
Section 2.6 Reduction of Borrowing Base Deficiency...................................................... ~~61~~63
Section 2.7 Settlement Procedures.................................................................................... ~~61~~63
Section 2.8 Alternate Settlement Procedures.................................................................... ~~64~~66
Section 2.9 Collections and Allocations............................................................................ ~~65~~68
Section 2.10 Payments, Computations, Etc......................................................................... ~~67~~69
Section 2.11 Fees................................................................................................................. ~~68~~71
Section 2.12 Increased Costs; Capital Adequacy; Illegality............................................... ~~69~~71
Section 2.13 Taxes............................................................................................................... ~~71~~74
Section 2.14 Reinvestment; Discretionary Sales, Substitutions and Repurchases of Loans. ~~75~~77
Section 2.15 Assignment of the Sale Agreement................................................................ ~~78~~81
Section 2.16 Defaulting Lenders......................................................................................... ~~79~~81
Section 2.17 Mitigation Obligations; Replacement of Lenders.......................................... ~~80~~82
Section 2.18 Increase of Commitment; Facility Amount.................................................... ~~81~~83
Section 2.19 Termination or Reduction of Commitments.................................................. ~~81~~84
ARTICLE III CONDITIONS TO THE EFFECTIVE DATE AND ADVANCES
Section 3.1 Conditions to Effective Date.......................................................................... ~~82~~84
Section 3.2 Conditions Precedent to All Advances and Acquisitions of Loans................ ~~84~~87
Section 3.3 Custodianship; Transfer of Loans and Permitted Investments....................... ~~86~~89
ARTICLE IV REPRESENTATIONS AND WARRANTIES
Section 4.1 Representations and Warranties of the Borrower........................................... ~~87~~90
Section 4.2 Representations and Warranties of the Borrower Relating to the Agreement and the Collateral................................................................................................... ~~97~~100
Section 4.3 [Reserved]..................................................................................................... ~~97~~100
Section 4.4 Representations and Warranties of the Collateral Custodian....................... ~~97~~100
Section 4.5 [Reserved]..................................................................................................... ~~98~~101
ARTICLE V GENERAL COVENANTS
Section 5.1 Affirmative Covenants of the Borrower....................................................... ~~98~~101

Section 5.2 Negative Covenants of the Borrower......................................................... ~~107~~110
Section 5.3 [Reserved]................................................................................................... ~~110~~113
Section 5.4 [Reserved]................................................................................................... ~~110~~113
Section 5.5 Affirmative Covenants of the Collateral Custodian................................... ~~110~~113
Section 5.6 Negative Covenants of the Collateral Custodian....................................... ~~110~~114
Section 5.7 Affirmative Covenants of the Collateral Administrator............................. ~~111~~114
Section 5.8 Negative Covenants of the Collateral Administrator................................. ~~111~~114
ARTICLE VI COLLATERAL ADMINISTRATION
Section 6.1 Accounts..................................................................................................... ~~111~~115
Section 6.2 [Reserved]................................................................................................... ~~112~~115
Section 6.3 [Reserved]................................................................................................... ~~112~~115
Section 6.4 [Reserved]................................................................................................... ~~112~~115
Section 6.5 [Reserved]................................................................................................... ~~112~~115
Section 6.6 [Reserved]................................................................................................... ~~112~~115
Section 6.7 [Reserved]................................................................................................... ~~112~~115
Section 6.8 Reports........................................................................................................ ~~112~~115
Section 6.9 [Reserved]................................................................................................... ~~113~~116
Section 6.10 [Reserved]................................................................................................... ~~113~~116
Section 6.11 [Reserved]................................................................................................... ~~113~~116
Section 6.12 [Reserved]................................................................................................... ~~113~~116
ARTICLE VII THE COLLATERAL CUSTODIAN AND COLLATERAL ADMINISTRATOR
Section 7.1 Designation of Collateral Custodian.......................................................... ~~113~~116
Section 7.2 Duties of Collateral Custodian................................................................... ~~113~~117
Section 7.3 Merger or Consolidation............................................................................. ~~116~~120
Section 7.4 Collateral Custodian Compensation........................................................... ~~116~~120
Section 7.5 Collateral Custodian Removal.................................................................... ~~117~~120
Section 7.6 Limitation on Liability............................................................................... ~~117~~120
Section 7.7 Resignation of the Collateral Custodian..................................................... ~~120~~123
Section 7.8 Release of Documents................................................................................ ~~120~~124
Section 7.9 Return of Required Loan Documents......................................................... ~~121~~125
Section 7.10 Access to Certain Documentation and Information Regarding the Collateral; Audits. ~~122~~125
Section 7.11 Designation of Collateral Administrator.................................................... ~~122~~126
Section 7.12 Appointment of Collateral Administrator.................................................. ~~123~~126
Section 7.13 Merger or Consolidation............................................................................. ~~123~~126
Section 7.14 Reserved..................................................................................................... ~~123~~126
Section 7.15 Collateral Administrator Removal............................................................. ~~123~~126
Section 7.16 Limitation on Liability............................................................................... ~~123~~127
Section 7.17 Resignation of the Collateral Administrator.............................................. ~~124~~128
ARTICLE VIII SECURITY INTEREST
Section 8.1 Grant of Security Interest........................................................................... ~~125~~129
Section 8.2 Release of Lien on Collateral..................................................................... ~~127~~130
Section 8.3 Remedies.................................................................................................... ~~127~~131
Section 8.4 Waiver of Certain Laws.............................................................................. ~~127~~131
Section 8.5 Power of Attorney...................................................................................... ~~128~~131
ARTICLE IX EVENTS OF DEFAULT
Section 9.1 Events of Default........................................................................................ ~~128~~132
Section 9.2 Remedies.................................................................................................... ~~132~~136
ARTICLE X INDEMNIFICATION
Section 10.1 Indemnities by the Borrower...................................................................... ~~134~~137
Section 10.2 [Reserved]................................................................................................... ~~136~~140
Section 10.3 After‑Tax Basis.......................................................................................... ~~136~~140
ARTICLE XI THE ADMINISTRATIVE AGENT
Section 11.1 Appointment............................................................................................... ~~137~~140

Section 11.2 Standard of Care; Exculpatory Provisions................................................. ~~138~~141
Section 11.3 Administrative Agent’s Reliance, Etc........................................................ ~~139~~142
Section 11.4 Credit Decision with Respect to the Administrative Agent....................... ~~139~~143
Section 11.5 Indemnification of the Administrative Agent............................................ ~~139~~143
Section 11.6 Successor Administrative Agent................................................................ ~~140~~143
Section 11.7 Delegation of Duties................................................................................... ~~140~~144
Section 11.8 Payments by the Administrative Agent...................................................... ~~140~~144
Section 11.9 Collateral Matters....................................................................................... ~~141~~144
Section 11.10 Erroneous Payments................................................................................... ~~141~~145
ARTICLE XII MISCELLANEOUS
Section 12.1 Amendments and Waivers.......................................................................... ~~145~~148
Section 12.2 Notices, Etc................................................................................................. ~~146~~150
Section 12.3 Ratable Payments....................................................................................... ~~148~~151
Section 12.4 No Waiver; Remedies................................................................................. ~~148~~151
Section 12.5 Binding Effect; Benefit of Agreement....................................................... ~~148~~152
Section 12.6 Term of this Agreement.............................................................................. ~~148~~152
Section 12.7 Governing Law; Jury Waiver..................................................................... ~~149~~152
Section 12.8 Consent to Jurisdiction; Waivers................................................................ ~~149~~152
Section 12.9 Costs and Expenses.................................................................................... ~~149~~153
Section 12.10 No Proceedings........................................................................................... ~~150~~153
Section 12.11 Recourse Against Certain Parties............................................................... ~~150~~154
Section 12.12 Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Advances................................................................................................. ~~151~~155
Section 12.13 Confidentiality............................................................................................ ~~152~~155
Section 12.14 Execution in Counterparts; Severability; Integration................................. ~~154~~157
Section 12.15 Waiver of Setoff......................................................................................... ~~154~~158
Section 12.16 Assignments by the Lenders....................................................................... ~~154~~158
Section 12.17 Heading and Exhibits................................................................................. ~~157~~160
Section 12.18 Benchmark Replacement Settings.............................................................. ~~157~~160
Section 12.19 Divisions..................................................................................................... ~~158~~162
Section 12.20 Judgment Currency..................................................................................... ~~159~~162
Section 12.21 Recognition of the U.S. Special Resolution Regimes...................................... 163

Section 12.22 USA PATRIOT ACT....................................................................................... 163

ARTICLE XIII tax considerations
Section 13.1 Acknowledgement of Parties...................................................................... ~~160~~163
ARTICLE XIV [RESERVED]

EXHIBITS
EXHIBIT A‑1 Form of Funding Notice
EXHIBIT A‑2 Form of Repayment Notice
EXHIBIT A‑3 Form of Reinvestment Notice
EXHIBIT A‑4 Form of Borrowing Base Certificate
EXHIBIT A‑5 ~~Form of Notice of Continuation~~[Reserved]
EXHIBIT A-6 Form of Payment Date Report
EXHIBIT A-7 Form of Static Pool Analysis
EXHIBIT B Form of Promissory Note
EXHIBIT C Form of Officer’s Certificate as to Solvency
EXHIBIT D Form of Officer’s Closing Certificate
EXHIBIT E Form of Release of Underlying Instruments
EXHIBIT F [Reserved]

EXHIBIT G Form of Transferee Letter
EXHIBIT H Form of Joinder Supplement
EXHIBIT I Form of Section 2.13 Certificate
EXHIBIT J Form of Collateral Custodian Certification
EXHIBIT K Form of Compliance Certificate
EXHIBIT L Form of Assignment and Assumption
SCHEDULES
SCHEDULE I FS/KKR Party Names
SCHEDULE II Loan List
SCHEDULE III [Reserved]
SCHEDULE IV Agreed-Upon Procedures
SCHEDULE V S&P Industry Classifications
ANNEXES
ANNEX A Addresses for Notices
ANNEX B Commitments
LOAN AND SECURITY AGREEMENT
THIS LOAN AND SECURITY AGREEMENT (as amended, modified, waived, supplemented, restated or replaced from time to time, this “Agreement”) is made as of November 22, 2019, by and among:
a.Ambler funding llc, a Delaware limited liability company, as the borrower (the “Borrower”);
b.EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO (together with its respective successors and assigns in such capacity, each a “Lender”, collectively, the “Lenders”);
c.ALLY BANK (together with its successors and assigns, “Ally Bank”), as the administrative agent hereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger; and
d.WELLS FARGO BANK, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”).
RECITALS
WHEREAS, the Borrower has requested that the Lenders extend credit hereunder by providing Commitments and making Advances under the Notes from time to time for the purchase of certain Eligible Loans from the Transferor pursuant to the Sale Agreement or directly from a third party pursuant to any Third Party Sale Agreement and for the general business purposes of the Borrower; and
WHEREAS, the Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
A. DEFINITIONS
a.Certain Defined Terms.
Certain capitalized terms used throughout this Agreement are defined in this Section 1.1. As used in this Agreement and its schedules, exhibits and other attachments, unless the context requires a different meaning, the following terms shall have the following meanings:
“1940 Act”: The Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.
“Account”: Any of the Collateral Account, the General Collection Account, the Principal Collection Account, the Interest Collection Account, the Unfunded Exposure Account and any sub‑accounts thereof deemed appropriate or necessary by the Administrative Agent or the Collateral Custodian for convenience in administering such accounts.
“Account Control Agreement”: The Account Control Agreement, dated as of the date hereof, among the Borrower, as the pledgor, the Administrative Agent ~~and Well Fargo Bank, N.A., as~~, the Collateral Custodian and ~~as~~ the Securities Intermediary, as the same may be amended, modified, waived, supplemented or restated from time to time.

“Accrual Period”: With respect to (a) the first Payment Date, the period from and including the Effective Date to but excluding the Determination Date preceding the first Payment Date, and (b) any subsequent Payment Date, the period from and including the Determination Date preceding the previous Payment Date to but excluding the Determination Date preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date).
“Adjusted Borrowing Value”: For any Loan, for any date of determination, an amount equal to the Assigned Value of such Loan at such time multiplied by the Dollar Equivalent of the outstanding principal balance of such Loan (including compound or PIK Interest which has accrued and is unpaid at the time such Loan was acquired by the Borrower, but excluding any accrued or unpaid or PIK Interest accruing at any time thereafter).
“Administrative Agent”: Ally Bank, in its capacity as administrative agent for Lenders hereunder, together with its permitted successors and assigns, including any successor appointed pursuant to Section 11.6.
“Administrative Expenses”: All amounts (including indemnification payments) due or accrued and payable by the Borrower to any Person pursuant to any Transaction Document (other than principal, interest and fees), including, but not limited to, any third party service provider to the Borrower, any Lender, the Collateral Administrator, the Collateral Custodian or the Securities Intermediary, accountants, agents and counsel of any of the foregoing for fees and expenses or any other Person in respect of any other costs, expenses, or other payments (including indemnification payments).
“Administrative Questionnaire”: An administrative questionnaire in a form supplied by the Administrative Agent.
“Advance”: Each funding by the Lenders hereunder (including each Loan Advance and each advance made for the purpose of funding the Unfunded Exposure Account pursuant to Section 2.2(e)). The application of amounts on deposit in the Unfunded Exposure Account to fund a Revolving Loan or Delayed Draw Loan in accordance with Section 2.9(e) shall not be considered an “Advance”.
“Advance Date”: With respect to any Advance, the date on which such Advance is made.
“Advance Rate”: As follows:
i.with respect to First Lien Loans for which the applicable Obligor has ~~Permitted~~ EBITDA less than $10,000,000, sixty percent (60.00%);
ii.with respect to First Lien Loans for which the applicable Obligor has ~~Permitted~~ EBITDA greater than or equal to $10,000,000 but less than $25,000,000, seventy percent (70.00%);
iii.with respect to First Lien Loans for which the applicable Obligor has ~~Permitted~~ EBITDA greater than or equal to $25,000,000 but less than $50,000,000, seventy-two and one-half percent (72.50%);
iv.subject to the following clause (e), with respect to First Lien Loans for which the applicable Obligor has ~~Permitted~~ EBITDA greater than or equal to $50,000,000, seventy-five percent (75.00%);
v.with respect to First Lien Loans for which the applicable Obligor (x) has ~~Permitted~~ EBITDA greater than $50,000,000 and (y) has a Specified Rating so long as at least two current quotes for such debt rating exist from brokers acceptable to Administrative Agent in its sole discretion, seventy five percent (75.00%);
vi.with respect to First Lien Last Out Loans, sixty percent (60.00%); and
vii.with respect to Second Lien Loans ~~(including any Principal Finance Loans that would satisfy the definition of Second Lien Loan but for the exclusion of Principal Finance Loans from such definition)~~, thirty-five percent (35.00%)~~; and~~.
~~(h) with respect to Principal Finance Loan (other than any Principal Finance Loans that would satisfy the definition of Second Lien Loan but for the exclusion of Principal Finance Loans from such definition), fifty percent (50.00%).~~

“Advances Outstanding”: On any day, the aggregate principal amount of all Advances outstanding on such day, after giving effect to all repayments of Advances and the making of new Advances on such day.

“Affiliate”: With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person; provided that for purposes of determining whether any Loan is an Eligible Loan or any Obligor is an Eligible Obligor, the term Affiliate shall not include any Affiliate relationship among Obligors which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor. For purposes of this definition, “control,” when used with respect to any specified Person means the possession, directly or indirectly, of the power to vote ~~50.01~~20.00% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
~~“Agent EBITDA Percentage”: With respect to any Loan, a percentage determined by the Administrative Agent in its reasonable discretion at the time such Loan is first included in the Collateral; provided that the Agent EBITDA Percentage of any Loan for which (i) the applicable Obligor that has a Specified Rating or (ii) the aggregate amount of Capped Add-Backs did not exceed the EBITDA Add-Back Cap at the time such Loan was included in the Collateral, shall be deemed to be one hundred percent (100%).~~

“Agented Note”: Any Loan originated as a part of a syndicated loan transaction that has been closed (without regard to any contemporaneous or subsequent syndication of such Loan) prior to such Loan becoming part of the Collateral.
“Aggregate Unfunded Exposure Amount”: On any date of determination, the Dollar Equivalent of the sum of the Unfunded Exposure Amounts of all Loans included in the Collateral.
“Aggregate Unfunded Exposure Equity Amount”: On any date of determination, the Dollar Equivalent of the sum of the Unfunded Exposure Equity Amounts of all Eligible Loans included in the Collateral.
“Agreed-Upon Procedures Report”: The meaning specified in Section 5.1(t)(vi).
“Agreement”: The meaning specified in the Preamble.
“Ally Bank”: The meaning specified in the Preamble.
“Anti-Corruption Laws”: The Applicable Law in any jurisdiction that relates to anti-bribery or anti-corruption laws, regulations or ordinances, including the U.S. Foreign Corrupt Practices Act of 1977, as amended; the U.K. Bribery Act 2010, as amended; and the Loi Sapin II pour la transparence de la vie économique (Sapin II).

“Anti-Money Laundering Laws”: The Applicable Law in any jurisdiction that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto.

“Applicable Collateral Value”: With respect to ~~(a)~~ Eligible Loans ~~(other than Principal Finance Loans)~~ relating to (~~i~~a) Tier 3 Obligors, eighty-seven and one-half percent (87.50%) (~~ii~~b) Tier 2 Obligors, ninety-five percent (95.00%), and (~~iii~~c) Tier 1 Obligors, one hundred percent (100.00%)~~, and (b) Principal Finance Loans, the Fair Market Value~~.
“Applicable Law”: For any Person or property of such Person, all existing and future laws, rules, regulations, statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority which are applicable to such Person or property (including predatory and abusive lending laws; laws, rules and regulations relating to licensing, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy; usury laws; truth in lending laws (including the Federal Truth in Lending Act); and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi‑judicial tribunal or agency of competent jurisdiction.
“Applicable Spread”: A rate per annum equal to (a) with respect to any Advance bearing interest at the Benchmark, (i) so long as no Event of Default has occurred and is continuing, ~~2.15~~2.75% or (ii) if an Event of Default has occurred and is continuing, at the election of the Administrative Agent or the Required Lenders, ~~4.15~~4.75% and (b) with respect to any Advance bearing interest at the Base Rate, (i) so long as no Event of Default has occurred and is continuing, ~~1.15~~1.75% or (ii) if an Event of Default has occurred and is continuing, at the election of the Administrative Agent or the Required Lenders, ~~3.15~~3.75%.

a.“Approved Foreign Country”: United Kingdom and Canada.
b.“Approved Fund”: Any fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
c.“Assigned Value”:
i.With respect to each Loan, as of any Measurement Date, the Assigned Value of such Loan shall be the least of (i) the Purchase Price, (ii) the Applicable Collateral Value and (iii) if a Value Adjustment Event with respect to a Loan has occurred and is in effect, the lesser of the Assigned Value for such Loan determined pursuant to clause (i) or (ii) multiplied by the applicable Value Adjustment Factor for such Value Adjustment Event. The amended Assigned Value of each Loan shall be communicated by the Administrative Agent to the Borrower, the Collateral Manager, the Collateral Custodian, the Collateral Administrator and the Lenders pursuant to an Assigned Value Notice.
ii.For the avoidance of doubt, (i) the Assigned Value of any Loan that is not an Eligible Loan shall be zero percent (0%) and (ii) the percentage of par with respect to each Loan shall be calculated in the applicable Currency.
i.Notwithstanding the foregoing, if the “Assigned Value” of any Loan as determined in accordance with the foregoing clause (a) at the time such Loan is acquired or originated by Borrower would be greater than the “Assigned Value” (the “Designated Assigned Value”) of such Loan at such time under any other credit facilities provided or agented by the Administrative Agent to any other fund or account or Subsidiary of such fund or account that is, in any case, managed by the Investment Advisor or an Affiliate thereof, then the Assigned Value of such Loan shall be such Designated Assigned Value until such time as the Assigned Value of such Loan is adjusted in accordance with the terms of this Agreement.

The Borrower may request that the Administrative Agent re-evaluate the Assigned Value of any Loan whose Assigned Value was decreased due to the occurrence of a Value Adjustment Event once the circumstance or event that gave rise to the Value Adjustment Event has been remedied or is no longer in existence or did not result from the deteriorating credit quality of the applicable Obligor, in each case, as determined by the Administrative Agent in its sole discretion. Upon such request, the Administrative Agent shall in its sole discretion assign a new Assigned Value to such Loan; provided that such Assigned Value shall be the Assigned Value determined pursuant to clauses (a)(i) or (a)(ii) above, as applicable, as if such Loan had been acquired by the Borrower on the date of such request.
“Assigned Value Notice”: A written notice (which may be in the form of an e‑mail) delivered by the Administrative Agent to the Borrower, the Collateral Manager, the Lenders and the Collateral Custodian and the Collateral Administrator specifying the value of a Loan determined in accordance with the terms of the definition of “Assigned Value” in this Section 1.1.
“Assignment and Assumption”: An assignment and assumption agreement in the form of Exhibit L to this Agreement (appropriately completed) delivered in connection with an assignment by any Lender pursuant to Section 12.16.
“Assignment of Mortgage”: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form sufficient under the laws of the jurisdiction wherein the related mortgaged property is located to effect the assignment of the Mortgage to the Administrative Agent, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Loans secured by mortgaged properties located in the same jurisdiction, if permitted by Applicable Law.
1.“Availability”: As of any Measurement Date, an amount equal to the lesser of (a) the Facility Amount minus, the amount of the Aggregate Unfunded Exposure Amount that is not then on deposit in the Unfunded Exposure Account as of such date; (b)(i) the product of (A) the Dollar Equivalent of the aggregate Adjusted Borrowing Value of all Eligible Loans minus the Dollar Equivalent of an amount equal to the Excess Concentration Amount as of such date multiplied by (B) the Weighted Average Advance Rate, minus (ii) the amount of the Aggregate Unfunded Exposure Equity Amount that is not then on deposit in the Unfunded Exposure Account plus (iii) the Dollar Equivalent of the amount of Principal Collections on deposit in the Principal Collection Account as of such date; and (c) the Dollar Equivalent of the aggregate Adjusted Borrowing Value of all Eligible Loans as of such date minus, the

Minimum Credit Enhancement Amount minus (ii) the amount of the Aggregate Unfunded Exposure Equity Amount that is not then on deposit in the Unfunded Exposure Account plus (iii) the Dollar Equivalent of the amount of Principal Collections on deposit in the Principal Collection Account as of such date; provided, that on and after the Revolving Period End Date, Availability shall be zero.
2.“Available Capital”: The sum of (i) Unrestricted Cash and cash equivalents of the Transferor and the Borrower, (ii) any amounts available to be drawn under revolving lines of the Transferor or the Borrower (including any undrawn Availability), (iii) available capital commitments from subscribers or partners of the Transferor to fund capital calls that have not been called and remain outstanding (net of any capital call or subscription line borrowings), and (iv) unencumbered assets of the Transferor, that could be pledged to the Borrower and, if so pledged, would be Eligible Loans, in each case, to the extent such amount may be made available to or used by the Borrower to cure a Borrowing Base Deficiency, and determined in accordance with generally accepted accounting principles, as set forth in the Transferor’s quarterly consolidated balance sheets.
“Available Funds”: With respect to any Payment Date, all amounts on deposit in the Collection Account.
“Available Tenor”: As of any date of determination and with respect to the then current Benchmark, as applicable, ~~(x)~~ if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement ~~or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period with reference to such Benchmark pursuant to this Agreement, in each case~~, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “~~Interest~~Accrual Period” pursuant to clause (d) of Section 12.18.
“Bankruptcy Code”: The United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time.
“Base Rate”: On any date, a fluctuating per annum interest rate equal to the highest of (a) the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent), (b) the Federal Funds Rate plus 0.50% and (c) zero.
~~“Benchmark”: At the option of the Borrower: (i) Daily Simple SOFR; or (ii) with respect to any Interest Period, with written notice to the Administrative Agent no less than three (3) U.S. Government Securities Business Days prior to such Interest Period, Term SOFR for an Available Tenor of one-month’s duration;~~

~~provided that (x) if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to either (but not both) of Term SOFR or Daily Simple SOFR, then “Benchmark” shall mean the alternative set forth above for which the Benchmark Transition Event and the related Benchmark Replacement Date has not occurred, and (y)~~“Benchmark”: Initially, Daily 1M SOFR; provided that if a Benchmark Transition Event has occurred with respect to ~~both Term SOFR and~~ Daily ~~Simple~~1M SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 12.18.
“Benchmark Replacement”: For any Available Tenor, with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents.

“Benchmark Replacement Adjustment”: With respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable ~~Interest~~Accrual Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable tenor giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.
“Benchmark Replacement Conforming Changes”: With respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Accrual Period,” the definition of “Base Rate,” the definition of “Business Day,” the definition of ~~“Interest Period,” the definition of~~ “U.S. Government Securities Business Day,” timing and frequency of determining rates, timing (but not frequency) of making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).
“Benchmark Replacement Date”: The earliest to occur of the following events with respect to the then-current Benchmark:
(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or
(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event”: The occurrence of one or more of the following events with respect to the then-current Benchmark:
(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);
(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or
(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.
For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Start Date”: In the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).
“Benchmark Unavailability Period”: The period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 12.18 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 12.18. ~~Notwithstanding the foregoing, for so long as the “Benchmark” is determined by reference to Term SOFR or Daily Simple SOFR, no Benchmark Unavailability Period shall be deemed to have occurred until the Benchmark Replacement Date shall have occurred with respect to each such benchmark rate.~~
“Beneficial Ownership Certification”: A certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230.
“BHC Act Affiliate”: The meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Borrower”: The meaning specified in the Preamble.
“Borrower Interest Collections”: With respect to Borrower, as of any date, an amount equal to the Dollar Equivalent of the aggregate amount of interest and fees received in the Collection Accounts with respect to the Loans for the preceding twelve (12) month period, provided, that with respect to any time period for which twelve (12) calendar months of such amounts are not available, Borrower Interest Collections shall be determined based on annualizing such amounts as are available for Borrower.
“Borrower Interest Expense”: With respect to Borrower, as of any date, an amount equal to the Dollar Equivalent of the amount of the aggregate amount payable (whether or not actually paid) in interest, costs and fees pursuant to Section 2.7 during the preceding twelve (12) month period, provided, that with respect to any time period for which twelve (12) calendar months of such amounts are not available, Borrower Interest Expense shall be determined based on annualizing such amounts as are available for Borrower.
“Borrower’s Notice”: Any (a) Funding Notice or (b) Reinvestment Notice.
1.“Borrowing Base”: As of any Measurement Date, an amount equal to the difference of (i) the sum of (a) the Dollar Equivalent of the aggregate Adjusted Borrowing Value of all Eligible Loans as of such date plus (b) the Dollar Equivalent of the amount of Principal Collections on deposit in the Principal Collection Account minus (ii) the Dollar Equivalent of an amount equal to the Excess Concentration Amount as of such date; provided that any Loan which at any time is no longer an Eligible Loan shall not be included in the calculation of “Borrowing Base” until such time as the Borrower delivers the notice required pursuant to Section 5.1(o)(vi)(5) with respect thereto.
“Borrowing Base Certificate”: A certificate setting forth the calculation of the Borrowing Base and the Availability as of each Measurement Date, in the form of Exhibit A‑4, prepared by or on behalf of the Borrower.
“Borrowing Base Deficiency”: The Dollar Equivalent of the amount by which, on any date of determination, (a) the Advances Outstanding exceed (b) Availability.
~~“Breakage Costs”: With respect to any Lender and to the extent requested by such Lender in writing (which writing shall set forth in reasonable detail the basis for requesting any such amounts), any amount or amounts as shall compensate such Lender for any loss (excluding loss of anticipated profits), cost or expense actually incurred by such Lender as a result of the liquidation or re-employment of deposits or other funds required by the Lender if any payment by the Borrower of Advances Outstanding or Interest occurs on a date other than a Payment Date, provided, that the Breakage Costs in respect of any such payment by the Borrower on any Payment Date shall be deemed to be zero. All Breakage Costs shall be due and payable hereunder on each Payment Date in accordance with Section 2.7 and Section 2.8. The determination by the applicable Lender of the amount of any such loss, cost or expense shall be conclusive absent manifest error.~~

“Business Day”: Any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of New York or the state in which the Corporate Trust Office is located.
“Canadian Dollars” and “Cdn $”: Means the lawful currency of Canada.
“Capital Stock”: Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all similar ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.
~~“Capped Add-Backs”: Any amounts added back to the net income of an Obligor (A) pursuant to clauses (a)(ii)(2)(d) through (a)(ii)(2)(g) of the definition of EBITDA in the case of an EBITDA Non-Reporting Loan or (B) pursuant to adjustments to “reported EBITDA” or other term meaning non-adjusted EBITDA in the case of an EBITDA Reporting Loan.~~

“Cash”: Cash or legal currency of the United States of America or Canadian Dollars as at the time shall be legal tender for payment of all public and private debts.
“Certificated Security”: The meaning specified in Section 8‑102(a)(4) of the UCC.
“Change of Control”: The occurrence of any of the following events: (a) any change of control of the Investment Advisor (“control” being defined for purposes of this definition as the possession, directly or indirectly, of the power to direct or cause the direction of the management, actions and policies of a person, whether through voting rights, ownership rights, or by contract or otherwise), (b) the Investment Advisor ceases to be the investment advisor of the Collateral Manager, (c) the Collateral Manager ceases to own and control, of record and beneficially, directly or indirectly, 100.00% of the equity interests of the Borrower; provided that, if the Collateral Manager enters into any merger, consolidation or amalgamation with or into a Permitted BDC and the Permitted BDC or any other successor entity formed by or surviving such merger, consolidation or amalgamation shall be the Collateral Manager and assumes the rights and obligations of the Collateral Manager concurrently with the consummation of such merger, consolidation or amalgamation then a Change of Control shall not occur.
“Clearing Agency”: An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.

“Clearing Corporation”: The meaning specified in Section 8‑102(a)(5) of the UCC.
“Code”: The Internal Revenue Code of 1986, as amended from time to time.
“Collateral”: The meaning specified in Section 8.1(a).
“Collateral Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian (or any other party acceptable to Administrative Agent in its sole discretion) entitled “Collateral Account” in the name of the Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties.
“Collateral Administration Agreement”: The Collateral Administration Agreement, dated as of the date hereof, among the Borrower and Wells Fargo Bank, N.A., as the Collateral Administrator, as the same may be amended, modified, waived, supplemented or restated from time to time.
“Collateral Administrator”: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Collateral Administrator.
“Collateral Administrator Termination Notice”: The meaning specified in Section 7.15.
“Collateral Custodian”: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Collateral Custodian, its successor in interest pursuant to Section 7.3 or such Person as shall have been appointed Collateral Custodian pursuant to Section 7.5.
“Collateral Custodian Fee”: The fees, expenses and indemnities of the Collateral Custodian, Collateral Administrator, and Securities Intermediary set forth as such in the Collateral Custodian Fee Letter or as provided for in this Agreement or the Transaction Documents.
“Collateral Custodian Fee Letter”: The schedule of fees dated as of September 19, 2019, among the Collateral Custodian, the Collateral Administrator, the Securities Intermediary and the Borrower, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
“Collateral Custodian Termination Notice”: The meaning specified in Section 7.5.
“Collateral Management Agreement”: The Collateral Management Agreement dated as of the date hereof between the Collateral Manager and the Borrower, as amended from time to time in accordance with the terms of this Agreement.
“Collateral Manager”: FS KKR Capital Corp. (as successor by merger to FS Investment Corporation IV), as collateral manager, acting pursuant to the terms of the Collateral Management Agreement; provided that if the Collateral Manager enters into any merger, consolidation or amalgamation with or into a Permitted BDC, the Permitted BDC or any other successor entity formed by or surviving such merger, consolidation or amalgamation shall be the new Collateral Manager so long as such successor entity assumes the rights and obligations of the outgoing Collateral Manager concurrently with the consummation of such merger, consolidation or amalgamation.
“Collateral Manager Bylaws”: The meaning specified in the Collateral Management Agreement.
“Collateral Manager Standard”: The meaning specified in the Collateral Management Agreement.
“Collection Account”: Collectively, the General Collection Account, the Interest Collection Account and the Principal Collection Account.
“Collections”: (a) All cash collections and other cash proceeds of any Loan, including, without limitation or duplication, any Proceeds, any Interest Collections, Principal Collections, amendment fees, late fees, prepayment fees, waiver fees, settlement payments, re-financing amounts, rent, like-kind payments, recoveries, guaranty payments or other amounts received in respect thereof (but excluding (i) any Excluded Amounts and (ii) any amounts received by the Borrower from an Obligor following the sale of the related Loan by the Borrower pursuant to Section 2.14 which the Borrower is required to pay to the purchaser of such Loan) and (b) interest earnings on Permitted Investments or otherwise in any Account.
“Commitment”: With respect to each Lender, the commitment of such Lender to make Loan Advances in accordance herewith in an amount not to exceed (a) prior to the earlier to occur of the Revolving Period End Date or the Termination Date, the Dollar amount set forth opposite such Lender’s name on Annex B hereto or the amount set forth as such Lender’s “Commitment” on Schedule I to the Joinder Supplement relating to such Lender, as applicable, as such amounts may be reduced, increased or assigned from time to time pursuant to the provisions of this Agreement, and (b) on or after the earliest to occur of the Revolving Period End Date, the Termination Date or the termination of the Commitment of such Lender, zero.
“Connection Income Taxes” has the meaning give in Section 2.13(a).

“Contractual Obligation”: With respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or to which either is subject.
“Corporate Trust Office”: The applicable designated corporate trust office of the Collateral Custodian and the Collateral Administrator specified on Annex A hereto or such other address within the United States as the Collateral Custodian and the Collateral Administrator may designate from time to time by notice to the Administrative Agent.
“Cov-Lite Loan”: ~~(i)~~ A Loan that does not require the Obligor to maintain compliance with at least one of the following financial covenants during any reporting period applicable to such Loan, whether or not any action by, or event relating to, the Obligor has occurred: maximum total leverage, maximum senior leverage, maximum first lien leverage, minimum fixed charge coverage, minimum debt service coverage, minimum EBITDA, or other customary financial covenants ~~and (ii) in the case of a Principal Finance Loan, a Loan that does not require the Obligor to maintain compliance with any of the foregoing and also does not require compliance with a maximum loan to value covenant or an over-collateralization covenant or any similar restrictions~~. For the avoidance of doubt, Loans that are cross-defaulted to other debt or other obligations of the Obligor that is pari passu or senior that contain any of the foregoing financial covenants shall not be considered Cov-Lite Loans hereunder.
“Covenant Compliance Period”: The period beginning on the Effective Date and ending on the date on which the Commitments have been terminated and the Obligations have been paid in full.
“Covered Party”: Any Secured Party that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Currency”: Dollars or Canadian Dollars.
“Currency Disruption Event”: The occurrence of any of the following: (a) any Lender shall have notified the Administrative Agent of a determination by such Lender that it would be contrary to law or to the directive of any central bank or other Governmental Authority (whether or not having the force of law) to obtain any applicable Currency in the applicable interbank market, to fund any Advance, (b) any Lender shall have notified the Administrative Agent of the inability of such Lender, as applicable, to obtain any applicable Currency in the applicable interbank market to make, fund or maintain any Advance or (c) adequate and reasonable means do not exist for ascertaining the Benchmark ~~for any requested Interest Period~~, including because the Benchmark is not available or published on a current basis.
~~“Custody Facilities”: The designated office of the Collateral Custodian where the Required Loan Documents shall be held, which on the Effective Date shall be at its offices located at 425 Hennepin Ave., Minneapolis, MN 55414 or such other address within the United States as the Collateral Custodian may designate from time to time by notice to the Administrative Agent, Borrower and Collateral Manager.~~

“Daily ~~Simple~~1M SOFR”: For any day ~~(a “SOFR Rate Day”)~~, a rate per annum equal to the greater of (a) the Floor and (b) the forward-looking term rate based on SOFR for an Available Tenor of one-month’s duration on the day (such day, the “Periodic Term SOFR Determination Day”) that is ~~five~~two (~~5~~2) U.S. Government Securities Business Days prior to ~~(i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR~~such day, as such rate is published by the Term SOFR Administrator ~~on the SOFR Administrator’s Website and (b) the Floor. If by 5:00 pm~~; provided, however, that if as of 5:00 p.m. (New York City time) on ~~the second (2nd) U.S. Government Securities Business Day immediately following any~~any Periodic Term SOFR Determination Day, ~~the~~Daily 1M SOFR ~~in respect of such SOFR Determination Day~~for the applicable tenor has not been published ~~on~~by the Term SOFR ~~Administrator’s Website~~Administrator and a Benchmark Replacement Date with respect to ~~the~~ Daily ~~Simple~~1M SOFR has not occurred, then ~~the~~Daily 1M SOFR will be Daily 1M SOFR for such ~~SOFR Determination Day will be the SOFR~~tenor as published ~~in~~

~~respect of~~by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which ~~such~~Daily 1M SOFR for such tenor was published ~~on~~by the Term SOFR ~~Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no~~ Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) ~~consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.~~U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day.
“Custody Facilities”: The designated office of the Collateral Custodian where the Required Loan Documents shall be held, which on the Effective Date shall be at its offices located at 1505 Energy Park Drive, St. Paul, MN 55108 or such other address within the United States as the Collateral Custodian may designate from time to time by notice to the Administrative Agent, Borrower and Collateral Manager.

“Default”: Any event that, with the giving of notice or the lapse of time, or both, would become an Event of Default.
“Default Right”: The meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulted Loan”: Any Loan with respect to which any of the following events have occurred and is continuing with respect to such Loan or the related Obligor (as applicable): (a) a default in respect of any payment of principal, interest or commitment fees under such Loan (after giving effect to all applicable cure periods, but in no event longer than five (5) Business Days); (b) the occurrence of an Insolvency Event with respect to the related Obligor (except in the case obligations with respect to a DIP Loan); (c) any determination by or on behalf of the Borrower or the Administrative Agent that such Loan is on non-accrual, is written off or is charged off, in each case, in accordance with the Collateral Manager Standard; or (d) a default under such Loan (other than a default described in clause (a) above), together with the election by any agent or requisite number of lenders (including the Borrower) required to take any such action to (i) accelerate the Loan or (ii) commence to enforce any of their other rights or remedies pursuant to the applicable Underlying Instruments; provided, that a default described in clause (d)(ii) shall not result in such Loan becoming a Defaulted Loan until such default has been continuing for twelve (12) consecutive months or longer~~; or (e) with respect to any Principal Finance Loan, (i) each tranche of such Principal Finance Loan or other investment or Indebtedness that, in each case, is senior to such Principal Finance Loan, of the Obligor of such Principal Finance Loan would be considered a Defaulted Loan to the extent applicable, (ii) the holders of such Principal Finance Loan or other investment or Indebtedness have not received in cash all expected payments of interest and other payments thereon and cash flows in respect thereof, or (iii) are currently subject to any deferral or diversion for the benefit of the holders of any tranche or other investment or Indebtedness that rank senior to such Principal Finance Loan pursuant to any waterfall or similar structure.~~.
“Defaulting Lender”: Any Lender that (i) has failed to fund any portion of the Advances required to be funded by it hereunder within two (2) Business Days of the date required to be funded by it hereunder, (ii) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless such amount is the subject of a good faith dispute, (iii) has notified the Borrower, the Administrative Agent or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply or has failed to comply with its funding obligations under this Agreement or generally under other agreements in which it commits or is obligated to extend credit, or (iv) has become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.
“Delayed Draw Loan”: A Loan that (i) requires one or more future advances to be made to the Obligor, (ii) specifies a maximum amount that can be borrowed on one or more fixed borrowing dates and (iii) does not permit the re-borrowing of any amount previously repaid by the related Obligor; provided that such loan shall only be considered a Delayed Draw Loan for so long as any future funding obligations remain in effect and only with respect to any portion which constitutes a future funding obligation.
“Deposit Account”: The meaning specified in Section 9-102 of the UCC.
“Determination Date”: The last calendar day of each March, June, September and December, with the first Determination Date occurring on December 20, 2019.
“DIP Loan”: Any Loan (i) with respect to which the related Obligor is a debtor‑in‑possession as defined under the Bankruptcy Code, (ii) which has the priority allowed pursuant to Section 364 of the Bankruptcy Code and (iii) the terms of which have been approved by a court of competent jurisdiction (the enforceability of which is not subject to any pending contested matter or proceeding).
“Discretionary Sale”: The meaning specified in Section 2.14(c).
“Dollar Equivalent”: On any date of determination, with respect to an amount denominated in Canadian Dollars, the amount of Dollars that would be required to purchase such amount of Canadian Dollars based upon the spot selling rate at which Canadian Dollars may be exchanged for Dollars on the FXC GO screen of the Bloomberg Financial Markets System at approximately 4:00 p.m. (New York Time) on such date. The Administrative Agent, the Collateral Custodian and the Collateral Administrator shall not have any responsibility for any calculation of a Dollar Equivalent amount made by or on behalf of the Borrower. For avoidance of doubt, the Collateral Custodian and the Collateral Administrator shall not have any responsibility to calculate any Dollar Equivalent amount pursuant to this Agreement.
“Dollars”: Means, and the conventional “$” signifies, the lawful currency of the United States.
“EBITDA”: ~~(a)~~ With respect to the last four (4) fiscal quarters with respect to any Loan~~, the lesser of~~ :

 ~~(i) “EBITDA”, “Adjusted EBITDA” or any comparable term underwritten and reported by the Collateral Manager, in each case, in a manner consistent with the Collateral Manager Standard, and (ii)~~ (1) in the case of any Loan that the Underlying Instruments of which define “EBITDA”, “Adjusted EBITDA” or any comparable term (any such Loan, an “EBITDA Reporting Loan”), the meaning of “EBITDA”, “Adjusted EBITDA” or any comparable definition in the Underlying Instruments for such Loan; and

(2) in the case of any Loan that the Underlying Instruments of which do not define “EBITDA”, “Adjusted EBITDA” or any comparable term (any such Loan, a “EBITDA Non-Reporting Loan”), an amount, for the Obligor of such Loan (and including the below amounts for such twelve (12) calendar month period for any Person acquired by or merged with such Obligor) and any parent that is obligated pursuant to the Underlying Instruments for such Loan (determined on a consolidated basis without duplication in accordance with GAAP) equal to net income for such period plus (to the extent deducted in determining net income for such period) (a) interest expense, (b) income taxes, (c) depreciation and amortization for such twelve month period, (d) non‑cash charges and organization costs, (e) extraordinary losses in accordance with GAAP, (f) one‑time, non‑recurring or extraordinary expenses as determined by the Collateral Manager in a reasonable manner and consistent with the compliance statements and financial reporting packages provided by the Obligors and (g) any other item not listed in clauses (a) through (f) that the Borrower or the Collateral Manager deems to be appropriate minus (to the extent reflected in net income for such period) (h) non-cash income and interest income;

provided that, the aggregate amount to be added back to the earnings of an Obligor (A) pursuant to clauses (2)(d) through (2)(h) of this definition or (B) pursuant to adjustments to “reported EBITDA” or other term meaning non-adjusted EBITDA in the case of clause (1) above for any period of calculation for any Obligor shall not exceed the EBITDA Add-Back Cap applicable to such Obligor; provided further that, at the request of the Borrower, the Administrative Agent may, in its reasonable discretion, approve add-backs to an Obligor’s net income in excess of the EBITDA Add-Back Cap applicable to such Obligor; provided further that with respect to any Obligor for which four (4) fiscal quarters of economic data are not available, EBITDA shall be determined for such Obligor based on annualizing the economic data from the reporting periods actually available.
~~(b) Notwithstanding the foregoing, the Administrative Agent shall notify the Borrower as promptly as commercially reasonable (and in any event, within five (5) Business Days of the Administrative~~

~~Agent’s receipt of the items required to be delivered pursuant to clause (xx) of the definition of “Eligible Loan” as of the date such Loan is first included as part of the Collateral) that the EBITDA Add-Back Cap has been exceeded with respect to such Loan and the Administrative Agent’s determination of the Agent EBITDA Percentage with respect to such Loan. Following any such notification, the Borrower may promptly engage in a Substitution or Discretionary Sale of such Loan; provided that Section 2.14(e)(vii) need not be satisfied with respect to such Substitution or Discretionary Sale. If no such notification is provided, EBITDA shall be calculated in accordance with clause (a) above and the Agent EBITDA Percentage with respect to such Loan shall be one hundred percent (100%).~~

“EBITDA Add-Back Cap”: With respect to any ~~Loan, the maximum percentage of EBITDA (~~calculation of EBITDA for any Loan for which the Obligor on such Loan does not have both (x) EBITDA equal to or greater than $50,000,000 and (y) a Specified Rating, a percentage for the Obligor on such Loan, computed without giving effect to ~~Capped Add-Backs) of the applicable Obligor~~any add-backs in clauses (2)(e) through (2)(h) (or adjustments to “reported EBITDA” or other term meaning non-adjusted EBITDA in the case of clause (1)) of the definition of “EBITDA” herein, equal to the percentage set forth in the table below~~, based on the~~ in the column labeled “EBITDA Add-Back Cap” adjacent the applicable EBITDA of such Obligor ~~(without giving effect to Capped Add-Backs), in each case, as of the date such Loan is first included as part of the Collateral~~:

EBITDA of Obligor (without giving effect to ~~any Capped Add-Backs)~~the first and second provisos of the definition of “EBITDA”):	EBITDA Add-Back Cap (determined as a percentage of EBITDA):
Less than $10,000,000	15.0% of EBITDA
Equal to or greater than $10,000,000 but less than $50,000,000	25.0% of EBITDA
Equal to or greater than $50,000,000 and does not have a Specified Rating	35.0% of EBITDA
Equal to or greater than $50,000,000 and has a Specified Rating	Not Applicable

“Effective Date”: November 22, 2019.
“Effective Date Participation Interest”: An undivided 100% participation interest granted by the Transferor to the Borrower in and to each Loan identified on Schedule II and in which a Lien is granted therein by the Borrower to the Administrative Agent pursuant to this Agreement.
“Eligible Bid”: A bid made in good faith (and acceptable as a valid bid in the Administrative Agent’s reasonable discretion) by a bidder for all or any portion of the Collateral in connection with a sale of the Collateral in whole or in part pursuant to Section 9.2(c).“Eligible Loan”: Each Loan (i) for which the Administrative Agent has received the items set forth in Section 3.2(a) or 3.2(b), as applicable, and the Collateral Custodian has received or will receive the related Required Loan Documents; provided that any Loan for which the Borrower (or the Collateral Manager on its behalf) has failed to deliver the Required Loan Documents described in Section 3.2(i) within the time periods set forth therein shall cease to be an Eligible Loan; and (ii) that satisfies each of the following eligibility requirements (unless otherwise waived by the Administrative Agent in its sole discretion):
i.such Loan is a First Lien Loan, First Lien Last Out Loan, Second Lien Loan~~, Principal Finance Loan~~  or, prior to the date that is sixty (60) days after the Effective Date (or such longer period to which the Administrative Agent may agree in its reasonable discretion), an Effective Date Participation Interest;
ii.such Loan and the Underlying Instruments related thereto, are eligible to be sold, assigned or transferred (or, in the case of an Effective Date Participation Interest, participated) to the Borrower, the rights to service, administer and enforce the rights and remedies in respect of such Loan under the applicable Underlying Instruments inure to the benefit of the holder of such Loan or its designee (subject to the rights of any applicable agent), and neither the sale, transfer or assignment of such Loan to the Borrower, nor the granting of a security interest hereunder to the Administrative Agent, violates, conflicts with or contravenes any Applicable Law or any contractual or other restriction, limitation or encumbrance;
iii.such Loan is payable in Dollars or in Canadian Dollars and does not permit the currency in which such Loan is payable to be changed;

iv.such Loan (A) is not an Equity Security and (B) does not explicitly provide for the conversion or exchange into an Equity Security at any time on or after the date it is included as part of the Collateral;
v.such Loan is not subject to an offer of exchange, redemption, conversion or tender by its Obligor, or by any other Person, for cash, equity securities or any other type of consideration (other than a notice of prepayment in accordance with the terms of the Underlying Instruments);
vi.the Underlying Instruments with respect to such Loan provide that no part of the proceeds of such Loan or any other extension of credit made thereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock;
vii.such Loan, and any payment made with respect to such Loan, is not subject to any withholding tax, fee or governmental charge unless (i) the Obligor thereon is required under the terms of the related Underlying Instrument to make “gross‑up” payments that cover the full amount of such withholding tax, fee or governmental charge on an after‑tax basis, or (ii) the amount of any such withholding tax, fee or governmental charge has been disclosed in writing to the Administrative Agent;
viii.such Loan is not a Defaulted Loan;
ix.such Loan is not a construction loan or a project finance loan;
x.such Loan does not constitute a bond, letter of credit, Structured Finance Obligation, Zero Coupon Obligation, Finance Lease or chattel paper;
xi.as of the date any such Loan that is a Cov-Lite Loan is first included as part of the Collateral, the applicable Obligor ~~(x)~~ has EBITDA greater than or equal to $50,000,000 at the time of funding ~~and (y) has a Specified Rating~~;
xii.such Loan provides for a fixed amount of principal payable on scheduled payment dates and/or at maturity and does not by its terms provide for earlier amortization or prepayment, in each case, at a price less than par;
xiii.except for Effective Date Participation Interests, such Loan is not a Participation Interest;
xiv.such Loan has a remaining term to stated maturity that does not exceed eight (8) years;
xv.such Loan pays interest in Cash no less frequently than semi-annually, it being understood that interest on any Loan that is paid with the proceeds of a permitted drawing under a Revolving Loan shall satisfy this eligibility requirement;
xvi.the repayment of such Loan is not subject to any material non-credit related risk, (for example, a payment on a Loan of which is expressly contingent upon the occurrence or nonoccurrence of a catastrophe) as determined by Administrative Agent in its sole discretion;
xvii.is not an obligation (other than a Revolving Loan or a Delayed Draw Loan) pursuant to which any future advance or funding to the Obligor may be required to be made by the Borrower;
xviii.the acquisition of such Loan will not cause the Borrower to be required to register as an investment company under the 1940 Act;
xix.the primary Underlying Asset for such Loan is not real property;
xx.such Loan is in the form of and is treated by the related Obligor as indebtedness of such Obligor and is not a United States real property interest as defined under Section 897 of the Code;
xxi.such Loan is not an interest only security;
xxii.such Loan is not a letter of credit (provided this does not exclude Revolving Loans that include a letter of credit sub facility so long as the Borrower is not the issuer of letters of credit thereunder);
xxiii.such Loan is Registered;
xxiv.if such Loan is evidenced by a promissory note or other instrument (including an assignment agreement or transfer document), such promissory note or other instrument has been delivered to the Collateral Custodian within the time period required by Section 3.2(i);
xxv.if such Loan is a First Lien Loan, the applicable Obligor meets the Obligor Net Senior Leverage Ratio requirement to be a Tier 1 Obligor, Tier 2 Obligor or Tier 3 Obligor, as applicable; provided that any portion of such Loan causing such Loan to be in excess of the required Obligor Net Senior Leverage Ratio for a Tier 3 Obligor shall be classified as a Second Lien Loan and be subject to clause (z) below; provided further that for the avoidance of doubt, such portion shall not be counted toward the aggregate Adjusted Borrowing Value of those Eligible Loans that are Second Lien Loans for the purpose of determining the Excess Concentration Amount;
xxvi.if such Loan is a First Lien Last Out Loan or a Second Lien Loan, the applicable Obligor meets the Obligor Net Senior Leverage Ratio requirement to be a Tier 1 Obligor, Tier 2 Obligor or Tier 3 Obligor, as applicable; provided that any portion of such Loan causing such Loan to be in excess of the required Obligor Net Total Leverage Ratio for a Tier 3 Obligor shall be deemed to have an Assigned Value of zero percent (0%);
xxvii.as of the date such Loan is first included as part of the Collateral, if such Loan is a Second Lien Loan, the applicable Obligor’s trailing twelve month EBITDA is greater than or equal to $20,000,000 ~~(without giving effect to Capped Add-Backs)~~;
xxviii.as of the date such Loan is first included as part of the Collateral, the applicable Obligor’s trailing twelve month EBITDA is equal to or greater than $15,000,000 ~~(without giving effect to Capped Add-Backs)~~;
xxix.such Loan, and any payment made with respect to such Loan, has not been more than thirty (30) days past due with respect to any payment within the preceding twelve (12) months;
xxx.as of the date such Loan is first included as part of the Collateral, such Loan is not delinquent in payment or defaulted in any other manner that would give rise to the right of any holder of such Loan to accelerate such Loan and no portion of such Loan has been converted into equity;
xxxi.such Loan and any Underlying Assets (or, with respect to clause (ii), the acquisition thereof) (i) comply in all material respects with all Applicable Laws and (ii) do not cause any Secured Party (in its commercially reasonable judgment and as evidenced by a written notice from such Secured Party) to fail to comply with any request or directive from any Governmental Authority having jurisdiction over such Secured Party;
xxxii.such Loan is eligible under its Underlying Instruments (giving effect to the provisions of Sections 9‑406 and 9‑408 of the UCC) to be sold to the Borrower and to have a security interest therein granted to the Administrative Agent, as agent for the Secured Parties;
xxxiii.such Loan, together with the Underlying Instruments related thereto, (i) contains provisions substantially to the effect that such Loan and such Underlying Instruments constitute the legal, valid and binding obligation of the related Obligor and each guarantor thereof, enforceable against such Obligor and each such guarantor in accordance with their terms, subject to customary bankruptcy, insolvency and equity limitations, (ii) is not subject to any (a) litigation or dispute or (b) offset, right of rescission, counterclaim or defense to payment, (iii) contains provisions substantially to the effect that the Obligor’s and each guarantor’s payment obligations thereunder are absolute and unconditional without any right of rescission, setoff, counterclaim or defense for any reason against the Transferor, the Borrower or any assignee and (iv) contain provisions requiring customary covenant compliance and other reporting requirements;
xxxiv.such Loan (1) was originated and underwritten, or purchased and re‑underwritten, by the Transferor or any of its Affiliates in accordance with the Collateral Manager Standard and (2) is fully documented to the satisfaction of Administrative Agent;
xxxv.the Borrower has good and marketable title to, and is the sole owner of, such Loan, and the Borrower has granted to the Administrative Agent a valid and perfected first priority security interest in the Loan and Underlying Instruments, for the benefit of the Secured Parties;
xxxvi.~~if such Loan is a Principal Finance Loan, it is not a Cov-Lite Loan~~[reserved];
xxxvii.all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority or any other Person required to be obtained, effected or given in connection with the making, acquisition or transfer of such Loan, have been duly obtained, effected or given and are in full force and effect, except where the failure to have such obtained, effected or given could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;
xxxviii.such Loan requires the related Obligor to pay customary maintenance, repair, insurance and taxes, together with all other ancillary costs and expenses, with respect to the Underlying Assets of such Loan (to the extent that the Collateral Manager determines in good faith and in a commercially reasonable manner that such requirements are appropriate for a Loan of such type);
xxxix.the Underlying Instruments for such Loan do not contain a confidentiality provision that would prohibit the Administrative Agent or any Secured Party from exercising any of their respective rights hereunder or obtaining all necessary information with regard to such Loan, so long as the Administrative Agent or such Secured Party, as applicable, has agreed to maintain the confidentiality of such information in accordance with the provisions of such Underlying Instruments;
xl.the Obligor with respect to such Loan is an Eligible Obligor;
xli.all information provided by or on behalf of the Borrower with respect to the Loan is true, correct and complete in all material respects; provided that neither the Borrower nor the Collateral Manager shall be responsible for, nor have any liability with respect to, any factual information furnished to it by any third party not affiliated with it, except to the extent that a Responsible Officer of such Person has actual knowledge that such factual information is inaccurate in any material respect;
xlii.such Loan or any related Underlying Instrument has not been found to be illegal or unenforceable by the decision of a court of law or a Governmental Authority in a proceeding brought by the related Obligor, any other party obligated with respect to such Loan, or any Governmental Authority;
xliii.as of the date such Loan is first included as part of the Collateral, there are no proceedings pending or, to the best of the Borrower’s knowledge, threatened in writing wherein the Obligor of such Loan, any other obligated party or any governmental agency has alleged that such Loan or the Underlying Instrument which creates such Loan is illegal or unenforceable;
xliv.if such Loan is acquired by the Borrower from the Transferor, the Transferor has caused its master computer records to be clearly and unambiguously marked to indicate that such Loan has been sold to the Borrower;
xlv.no selection procedure materially adverse to the interests of the Secured Parties was utilized by the Transferor, the Collateral Manager or the Borrower in the selection of such Loan for inclusion in the Collateral;
xlvi.if more than one Loan has been made to the Obligor or multiple creditors have an interest in such Loan, then each such Loan is subject to an intercreditor or similar agreement in form and substance satisfactory to Collateral Manager in its reasonable discretion setting forth the rights and each such creditors (to the extent that the Collateral Manager determines in good faith and in a commercially reasonable manner that an intercreditor agreement is necessary or desirable);
xlvii.as of the date such Loan is first included as part of the Collateral, the value of the Underlying Assets securing the Loan (or the enterprise value of the underlying business determined as determined in good faith and in a commercially reasonable manner by the Collateral Manager) at the time such loan was purchased, equals or exceeds the outstanding principal balance of such Loan plus the aggregate outstanding balances of all other loans of equal seniority secured by the same Underlying Assets;
xlviii.~~if such Loan is a Principal Finance Loan, the assets underlying such Loan cannot be derived from consumer subprime loans or receivables or non-performing loans or receivables or any loans or receivables with an effective annual percentage rate of thirty-six percent (36%) or more;~~[reserved];
xlix.the Underlying Instruments with respect to such Loan contain a requirement that ~~on a going-forward basis~~ the applicable underlying Obligor deliver (i) ~~any~~quarterly financial statements ~~(including unaudited financial statements) by the date that is no later than (x) sixty (60) days or (y) such later date specified in the Underlying Instruments~~ after the end of each ~~fiscal quarter, with respect to quarterly reports for~~ the first three fiscal quarters~~, other than the first fiscal quarter~~ of each fiscal year of the Obligor (commencing with the first quarterly reporting period required under the applicable Underlying Instruments, which shall be no greater than two (2) quarterly reporting periods after the initial closing of such Loan), and (ii) ~~with respect to~~audited annual ~~reports, any audited~~ financial statements ~~by the date that is no later than (x) one hundred fifty~~

~~(150) days or (y) such later date specified in the Underlying Instruments~~ after the end of ~~any~~each fiscal year ~~(but in any event not later than one hundred eighty (180) days after the end of any fiscal year)~~of the Obligor;
l.Administrative Agent has received the Borrower’s internally approved credit/underwriting presentation (unless such credit/underwriting presentation was not prepared or received by Borrower in connection with an amendment or other modification to a Loan), the Required Loan Documents described in clause (b)(i) of the definition thereof, the most recent year’s audited financial statements with respect to the applicable Obligor (or if audited financial statements are not available, (i) the most recent year's quality of earnings report with respect to such Obligor, or (ii) the pro forma financial statements with respect to such Obligor, if such Obligor is a newly formed Person) and most recent covenant compliance certificate (including the calculation of EBITDA), if any, required to be provided to Borrower with respect to such Loan; ~~provided, that, solely for the purposes of calculating Availability and the Borrowing Base, a Loan shall not be considered an Eligible Loan until five (5) Business Days after the Administrative Agent has received the items required to be delivered pursuant to this clause (xx) as of the date such Loan is first included as part of the Collateral;~~
li.if the benchmark with respect to such Loan is based on “LIBOR” and such Loan matures on or after June 30, 2023, then (i) the Underlying Instruments with respect to such Loan shall contain ARRC recommended benchmark replacement provisions or similar commercially reasonable enhanced benchmark provisions, (ii) upon the occurrence of a Material Modification, if the Borrower controls the lender vote and has a contractual right to cause an amendment to the Underlying Instrument to implement ARRC recommended benchmark replacement provisions, the Borrower shall use its commercially reasonable efforts to amend the Underlying Instruments with respect to such Loan to contain ARRC recommended benchmark replacement provisions or similar commercially reasonable enhanced benchmark provisions or (iii) upon the occurrence of a Material Modification where the Borrower does not both control the lender vote and have the right to cause an amendment to the Underlying Instrument to implement ARRC recommended benchmark replacement provisions, the Borrower shall vote in favor of any proposed amendment for the sole purpose of including ARRC recommended benchmark replacement provisions; and
lii.at all times, the applicable Obligor has EBITDA greater than or equal to $0.
Notwithstanding anything to the contrary in the foregoing, upon request from Borrower, the Administrative Agent may, in its sole and absolute discretion, waive any one or more of the requirements set forth in this definition on a one time basis; provided that (i) any such waiver shall not constitute a course of dealing or any other basis for future waivers or modifications to the term “Eligible Loan” and (ii) Administrative Agent’s consent to such waiver may be conditioned on one or more credit enhancements or additional eligibility criteria not set forth above.
a.“Eligible Obligor”: On any date of determination, any Obligor (or guarantor, as applicable) that:
i.is a business organization (and not a natural person) duly organized and validly existing under the laws of its jurisdiction of organization;
ii.is not a Governmental Authority;
iii.is not an Affiliate of any FS/KKR Party;
iv.is organized and incorporated and domiciled in the United States or any state thereof or an Approved Foreign Country;
v.other than with respect to any DIP Loan, is not the subject of and, to the best of the Borrower’s knowledge is not threatened with any proceeding which would result in, an Insolvency Event with respect to such Obligor and, as of the date on which such Loan becomes part of the Collateral, to the Borrower’s knowledge, such Obligor has not experienced a material adverse change in its condition, financial or otherwise;
vi.does not derive any portion of its business from payday lending, pawn shops, adult entertainment, marijuana related businesses, automobile title loans, tax refund anticipation loans, credit repair services, drug paraphernalia, fireworks distributors, tax evasion, assault weapons or firearms manufacturing, businesses engaged in predatory lending practices ~~or~~, strip mining, online dating or dating applications, unless prior written approval by the Administrative Agent in its sole discretion has been obtained; and
vii.is not (i) a country, territory, organization, person or entity named on an Office of Foreign Asset Control (OFAC) list; (ii) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a “Non~~‑~~ Cooperative Jurisdiction” by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction; (iii) a “Foreign Shell Bank” within the meaning of the USA Patriot Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; (iv) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Sections 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns; or (v) an Affiliate of any Person meeting any of the criteria set forth in clauses (i) through (iv) above.
“Eligible Repurchase Obligations”: Repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) of the definition of Permitted Investments.
“Equity Cure Notice”: A notice from the Borrower to the Administrative Agent which satisfies each of the following conditions:

1.such notice is delivered to the Administrative Agent not later than three (3) Business Days after the occurrence of a Borrowing Base Deficiency; and

1.such notice sets forth evidence satisfactory to the Administrative Agent (in its sole discretion) that (i) the Transferor has made a capital call on its investors in an aggregate amount sufficient to cure the Borrowing Base Deficiency referenced in clause (a) upon the contribution of the proceeds of such capital call to the Borrower or (ii) the Transferor has made other arrangements acceptable to the Administrative Agent to otherwise cure the Borrowing Base Deficiency referenced in clause (a) within the timeframe specified in Section 9.1(r).

“Equity Security”: (i) Any equity security or any other security that is not eligible for purchase by the Borrower as a Loan, and (ii) any security purchased as part of a “unit” with a Loan and that itself is not eligible for purchase by the Borrower as a Loan.
“ERISA”: The United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated or issued thereunder.
“ERISA Affiliate”: (a) Any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower, or (c) for purposes of Section 302 of ERISA and Section 412 of the Code, a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower.
“Erroneous Payment”: The meaning specified in Section 11.10(a).
“Erroneous Payment Deficiency Assignment”: The meaning specified in Section 11.10(d).
“Erroneous Payment Impacted Class”: The meaning specified in Section 11.10(d).
“Erroneous Payment Return Deficiency”: The meaning specified in Section 11.10(d).
“Erroneous Payment Subrogation Rights”: The meaning specified in Section 11.10(e).
“Event of Default”: The meaning specified in Section 9.1.
“Excepted Persons”: The meaning specified in Section 12.13(a).
“Excess Concentration Amount”: As of any date of determination (and after giving effect to all Eligible Loans to be purchased or sold by the Borrower on such date), the sum of the following amounts (without duplication):

i.the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are First Lien Loans and are obligations of the three Obligors with the largest Obligor Exposure included in the Collateral minus (ii) the greater of (A) $10,750,000 and (B) 7.50% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;
ii.except with respect to the Loans described in clause (a) above, the excess, if any, of (i) the aggregate Adjusted Borrowing Value of each Eligible Loan of any single Obligor and its Affiliates minus (ii) the greater of (A) $7,250,000 and (B) 5.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;
iii.the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans with Obligors in any single S&P Industry Classification minus (ii) (A) with respect to the S&P Industry Classification representing the highest concentration of the Eligible Loans (determined by reference to Adjusted Borrowing Value), the greater of (1) $28,750,000 and (2) 20.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral; (B) with respect to the S&P Industry Classifications representing the second and third highest concentration of the Eligible Loans (determined by reference to Adjusted Borrowing Value), the greater of (1) $25,000,000 and (2) 17.50% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral; (C) with respect to the S&P Industry Classifications representing the fourth and fifth highest concentration of the Eligible Loans (determined by reference to Adjusted Borrowing Value), the greater of (1) $21,500,000 and (2) 15.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral; and (D) with respect to the S&P Industry Classifications other than those covered in clauses (A), (B) and (C) hereof, the greater of (1) $18,000,000 and (2) 12.50% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;
iv.the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are DIP Loans minus (ii) the greater of (A) $7,250,000 and (B) 5.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;
v.the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are Revolving Loans or Delayed Draw Loans minus (ii) the greater of (A) $14,500,000 and (B) 10.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;
vi.~~the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are  Principal Finance  Loans minus (ii) the greater of (A) $14,500,000 and (B) 10.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;~~[reserved];
vii.the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are Loan which pay interest in Cash less frequently than quarterly, minus (ii) the greater of (A) $7,250,000 and (B) 5.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;
viii.the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are PIK Loans or Partial PIK Loans minus (ii) the greater of (A) $7,250,000 and (B) 5.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;
ix.the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are obligations of Obligors with less than $10,000,000 in ~~Permitted~~ EBITDA minus (ii) the greater of (A) $28,750,000 and (B) 20.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;
x.the excess, if any, of (i) the aggregate Dollar Equivalent of the Adjusted Borrowing Value of those Eligible Loans that are payable in Canadian Dollars minus (ii) the greater of (A) $14,500,000 and (B) 10.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;
xi.as of the date such Loan is first included a part of the Collateral, the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are obligations of Tier 3 Obligors included in the Collateral minus (ii) the greater of (A) $75,500,000 and (B) 50.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral; provided, that any excess pursuant to this clause (k) shall be reduced by the product of such excess multiplied by the applicable Excess Tier 3 Administrative Agent Assigned Value, if any;

xii.[reserved];
xiii.[reserved];
xiv.[reserved];
xv.the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are Second Lien Loans or First Lien Last Out Loans ~~(including any Principal Finance Loans that would satisfy the definition of Second Lien Loan or First Lien Last Out Loan but for the exclusion of Principal Finance Loans from such definitions)~~ minus (ii) the greater of (A) $35,750,000 and (B) 25.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;
xvi.the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are Cov-Lite Loans minus (ii) the greater of (A) $35,750,000 and (B) 25.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral;
xvii.the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that have final maturities greater than seven (7) years minus (ii) the greater of (A) $14,500,000 and (B) 10.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral; ~~and~~
xviii.the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are obligations of Obligors principally engaged in gaming businesses (including internet gambling companies) minus (ii) the greater of (A) $7,250,000 and (B) 5.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral~~.~~; and
i.the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are Fixed Rate Loans minus (ii) the greater of (A) $14,500,000 and (B) 10.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans in the Collateral.

1.“Excess Tier 3 Administrative Agent Assigned Value”: With respect to any Loan (or any portion thereof), the value (expressed as a percentage of par) of such Loan (or portion thereof) as determined by the Administrative Agent (and notified in writing to the Borrower) in its sole discretion on each Measurement Date for the amount exceeding the threshold set forth in clause (k) of the definition of Excess Concentration Amount, as applicable.
2.“Exchange Act”: The United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Excluded Amounts”: Any amount received in the Collection Account with respect to any Loan included as part of the Collateral, which amount is attributable to (i) the reimbursement by the related Obligor of payment by the Borrower or Transferor of any Tax, fee or other charge imposed by any Governmental Authority on such Loan or on any Underlying Assets, (ii) the reimbursement by the related Obligor of payment by the Borrower or Transferor of other out-of-pocket expenses, (iii) any payments or reimbursements related to indemnification obligations, (iv) any escrows relating to Taxes, insurance and other amounts in connection with Loans which are held in an escrow account for the benefit of the Obligor and the secured party pursuant to escrow arrangements under Underlying Instruments, (v) any amount deposited into the Collection Account in error, provided, except with respect to the amounts described in clause (v) of this definition, that such amounts shall be Excluded Amounts only to the extent that such amounts (x) are in excess of the principal and interest then due in respect of such Loan, and (y) were required to be paid by the related Obligor pursuant to a specific provision of the Underlying Instruments with respect to such Loan.
“Excluded Taxes”: The meaning specified in Section 2.13(e).
“Exposure Amount Shortfall”: The meaning specified in Section 2.2(g).
“Facility Amount”: As of any date, an amount equal to the lesser of (a) $200,000,000 and (b) the aggregate principal amount of the Commitments provided by the Administrative Agent and the Lenders as of such date; provided that the Facility Amount may be increased pursuant to Section 2.18; provided that on or after the earlier to occur of the Revolving Period End Date or the Termination Date, the Facility Amount shall mean the Advances Outstanding.
~~“Fair Market Value”: With respect to any Principal Finance Loan, an amount (expressed as a percentage of par) equal to the marked-to-market value of such Loan; provided that the Fair Market Value of any Loan determined to be equal to or greater than ninety-five percent (95.0%) in accordance with the foregoing~~

~~shall be deemed to be one hundred percent (100%); provided, further, that the Fair Market Value of any such Loan which is determined to be less than ninety percent (90.0%) shall be deemed to be as set forth below:~~

~~Marked-to-Market Value (as a percentage of par):~~	~~Fair Market Value:~~
~~≤ 90.0% but > 80.0%~~	~~90.0%~~
~~≤ 80.0% but > 70.0%~~	~~80.0%~~
~~≤ 70.0% but > 60.0%~~	~~70.0%~~
~~≤ 60.0% but > 50.0%~~	~~60.0%~~
~~≤ 50.0% but > 40.0%~~	~~50.0%~~
~~≤ 40.0% but > 30.0%~~	~~40.0%~~
~~≤ 30.0% but > 20.0%~~	~~30.0%~~
~~≤ 20.0% but > 10.0%~~	~~20.0%~~
~~≤ 10.0% but > 0.0%~~	~~10.0%~~

“FATCA”: Sections 1471 through 1474 of the Code, as in effect on the Effective Date (or any amended or successor version that is substantively comparable), any current or future regulations or official interpretations thereof (including any Revenue Rulings, Revenue Procedure, Notice or similar guidance issued by the IRS thereunder as a precondition to relief or exemption from Taxes under such provisions) and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any law, regulation or official interpretation implementing such an intergovernmental agreement).
“FDIC”: The Federal Deposit Insurance Corporation, and any successor thereto.
“Federal Funds Rate”: For any period, the greater of (a) 0.00% and (b) a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.
“Fee Letter”: Individually and collectively, (i) that certain Second Amended and Restated Fee Letter, dated as of the ~~First~~Second Amendment Effective Date, between the Administrative Agent and Borrower and (ii) each additional Fee Letter executed between any Lender and Borrower, in each case, as amended, modified, waived, supplemented, restated or replaced from time to time.
“Finance Lease”: Any transaction in which the obligations of a lessee to pay rent or other amounts under a lease are on a triple net basis and are required to be classified and accounted for as a capital lease on the balance sheet of such lessee under generally accepted accounting principles in the United States. A Finance Lease shall not include obligations structured to comply with foreign law or religious restrictions, including, but not limited to, Islamic Shari’ah.
“Financial Asset”: The meaning specified in Section 8‑102(a)(9) of the UCC.
“Financial Sponsor”: Any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling equity or preferred equity investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person.
“First Amendment”: The First Amendment to Loan and ~~Servicing~~Security Agreement, dated as of December 28, 2021, by and among the Borrower, Administrative Agent, the Lenders and the Collateral Custodian.
“First Amendment Effective Date”: The date on which the conditions specified in Section 3.01 of the First Amendment were satisfied (or waived in accordance with the terms thereof), which date is December 28, 2021.
“First Lien Last Out Loan”: A Loan ~~(other than a Principal Finance Loan)~~ that would otherwise be a First Lien Loan except that at any time prior to and/or after an event of default under the related ~~loan agreement~~Underlying Instruments of the related Obligor, any portion of such Loan will be repaid after one or more ~~classes~~loans (or class of loans) issued by the same Obligor (but which loan(s) or class of loans are not a Permitted First Out Term Loan, Permitted Pari Passu Revolving Loan, Permitted Priority Revolving Loan or Permitted Working Capital Facility) have been paid in full in accordance with a specific waterfall of payments or other priority of payments; provided~~, that a First Lien Last Out Loan may include a Loan to an Obligor that also has a separate working capital loan so long as (A) the amount of such Loan does not exceed an amount equal to the applicable Obligor’s EBITDA, (B) such working capital loan is not secured by any assets other than current assets (as determined in accordance with GAAP), and (C) if an event of default occurs with respect to such First Lien Last Out Loan, the Borrower has a right to purchase such working capital loan at par and on other terms reasonably acceptable to Administrative Agent; provided further~~  that the Administrative Agent may, in its sole discretion, designate an Eligible Loan that would otherwise constitute a First Lien Last Out Loan as a First Lien Loan~~.~~
“First Lien Loan”: A Loan (~~other than a Principal Finance Loan) (~~i) that is secured by a ~~pledge of collateral, which~~valid first priority perfected security interest ~~is validly perfected and first priority under Applicable Law (subject to liens permitted under the applicable credit agreement that are reasonable and customary for similar loans (provided that such permitted liens do not secure indebtedness for borrowed money), and liens~~or lien in, to or on substantially all of the assets of the Obligor under such Loan in all appropriate jurisdictions, subject to purchase money Liens, customary Liens for taxes or regulatory charges not then due and payable, Liens accorded priority by law in favor of the United States or any State or agency~~) (except as otherwise provided in this definition)~~, and other permitted Liens under the related Underlying Instruments that are reasonable and customary for similar loans, (ii) for which the Collateral Manager determines in good faith that the ~~value or the~~ enterprise value of the related Obligor ~~(~~or the value of the collateral securing the Loan (each as determined by the Collateral Manager in accordance with a methodology acceptable to the Administrative Agent) ~~of the collateral securing the Loan~~ on the date such Loan is first included as part of the Collateral or on the date that any Value Adjustment Event occurs equals or exceeds the outstanding principal balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral, (iii) that ~~is not (and cannot~~provides that the payment obligation of the Obligor on such Loan is senior to, and is not (and is not expressly permitted by its terms to become) subordinate in right of payment to, any other obligation ~~of the~~for borrowed money of such Obligor ~~in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings~~, and (iv) that is not secured solely or primarily by the Capital Stock of its Obligor or any of such Obligor’s Affiliates; provided, that, notwithstanding the requirements set forth above, a Loan shall not be precluded from constituting a First

Lien Loan ~~may include a Loan to an~~solely because the related Obligor ~~that~~ also has ~~a separate working capital loan so long as (A) the amount of such Loan does not exceed an amount equal to the applicable Obligor’s EBITDA, (B) such working capital loan is not secured by any assets other than current assets (as determined in accordance with GAAP) and (C) if an event of default occurs with respect to such First Lien Loan, the Borrower has a right to purchase such working capital loan at par and on other terms reasonably acceptable to~~(x) a Permitted First Out Term Loan, Permitted Pari Passu Revolving Loan, Permitted Priority Revolving Loan or Permitted Working Capital Facility or (y) any other revolving lending facility permitted by the Administrative Agent in its sole discretion. For the avoidance of doubt, a First Lien Last Out Loan shall not constitute a First Lien Loan unless the Administrative Agent, in its sole discretion, designates such Eligible Loan that would otherwise constitute a First Lien Last Out Loan as a First Lien Loan ~~in the related approval notice~~.
“Fitch”: Fitch, Inc. or any successor thereto.
“Fixed Rate Loan”: Any Loan that bears a fixed rate of interest.

“Floor”: A rate of interest equal to 0.0%.
~~“Foreign Lender”: A Lender that is not a U.S. Tax Person.~~

“FS/KKR Parties”: The Borrower, the Transferor and the Collateral Manager.
“Funding Date”: In the case of any Loan Advance, the proposed Business Day on which a Loan Advance is to be made after the receipt by the Administrative Agent, the Collateral Custodian and Lenders of a Funding Notice, subject to the required notice provisions of and together with the other required deliveries in accordance with Section 2.2.
“Funding Notice”: A notice in the form of Exhibit A‑1 requesting an Advance, including the items required by Section 2.2.
“GAAP”: Generally accepted accounting principles as in effect from time to time in the United States.
“General Collection Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian (or any other party acceptable to Administrative Agent in its sole discretion) entitled “General Collection Account” in the name of the Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties.
“General Intangible”: The meaning specified in Section 9‑102(a)(42) of the UCC.
“Governing Documents”: (a) With respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non‑US. jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Governmental Authority”: With respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).
“Guarantee Obligation”: As to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness (the “primary obligations”), of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term “Guarantee Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The terms “Guarantee” and “Guaranteed” used as a verb shall have a correlative meaning. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.
“Highest Required Investment Category”: (i) With respect to ratings assigned by Moody’s, “Aa2” or “P‑1” for one month instruments, “Aa2” and “P‑1” for three month instruments, “Aa3” and “P‑1” for six month instruments and “Aa2” and “P‑1” for instruments with a term in excess of six months, (ii) with respect to rating assigned by S&P, “A‑1” for short‑term instruments and “A” for long‑term instruments, and (iii) with respect to rating assigned by Fitch (if such investment is rated by Fitch), “F‑1+” for short‑term instruments and “AAA” for long‑term instruments.
“Increased Commitment”: The meaning specified in Section 2.18.
“Increased Costs”: Any amounts required to be paid by the Borrower to an Indemnified Party pursuant to Section 2.12.
“Indebtedness”: With respect to any Person at any date without duplication, (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of Property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person, (d) all liabilities secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (e) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (d) above. The amount of any Indebtedness under clause (d) shall be equal to the lesser of (A) the stated amount of the relevant obligations and (B) the fair market value of the Property subject to the relevant Lien. The amount of any Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.
“Indemnified Amounts”: The meaning specified in Section 10.1(a).
“Indemnified Parties”: The meaning specified in Section 10.1(a).
“Indorsement”: The meaning specified in Section 8‑102(a)(11) of the UCC, and “Indorsed” has a corresponding meaning.
“Ineligible Assignee”: Any private investment company, investment firm, investment partnership, private equity fund, Person that is primarily engaged in the business of private direct lending, business development company, mezzanine fund, private debt fund, hedge fund, or other private equity investment vehicle or any Person that is not organized under the laws of the United States of America, any state thereof or the District of Columbia, in each case, which Person is in direct competition with the Borrower, provided, that no Approved Fund shall be an Ineligible Assignee.
“Insolvency Event”: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction over such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding‑up or liquidation of such Person’s affairs, and such decree, order or appointment shall remain unstayed and in effect for a period of sixty (60) consecutive days, (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, (c) the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or (d) the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.
“Insolvency Laws”: The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.
“Insolvency Proceeding”: Any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Event.
“Instrument”: The meaning specified in Section 9‑102(a)(47) of the UCC.
“Insurance Policy”: With respect to any Loan, an insurance certificate evidencing insurance covering liability and physical damages to, or loss of, the related Underlying Assets.
“Interest”: For each ~~(x) Interest Period, with respect to any Advance bearing interest at Term SOFR and (y)~~ Accrual Period~~, with respect to any other Advance~~, the sum of the amounts determined (with respect to each day during such ~~Interest Period or~~ Accrual Period~~, as applicable~~) in accordance with the following formula:
IR x P x 1 D
where:
IR = the Interest Rate applicable on such day;
P = the Advances Outstanding on such day; and
D = 360 days (or, to the extent the Interest Rate is calculated using the Base Rate, 365 or 366 days, as applicable).
provided that (i) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.
“Interest Collection Account”: Collectively, (i) a Securities Account created and maintained on the books and records of the Collateral Custodian (or any other party acceptable to Administrative Agent in its sole discretion) entitled “USD Interest Collection Account” in the name of the Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties and (ii) i) a Securities Account created and maintained on the books and records of the Collateral Custodian (or any other party acceptable to Administrative Agent in its sole discretion) entitled “Canadian Dollar Interest Collection Account” in the name of the Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties.
“Interest Collections”: All payments of interest and fees on or received in respect of Loans and Permitted Investments, including (a) any payments of accrued interest received on the sale of Loans or Permitted Investments, (b) all payments of principal (including principal prepayments) on Permitted Investments purchased with the proceeds described in this definition and (c) origination, agency, structuring, management or other up-front fees, unused line, termination, make whole, prepayment and other fees in respect of the Loans; provided that Interest Collections shall not include (x) Sale Proceeds representing accrued interest that are applied toward payment for accrued interest on the purchase of a Loan (including in connection with a Substitution) and (y) interest received in respect of a Loan (including in connection with any sale thereof), which interest was purchased with Principal Collections.
~~“Interest Period”: Each period commencing on a Business Day selected by Borrower pursuant to this Agreement and ending one month thereafter (in each case, subject to the availability thereof), as selected by Borrower’s irrevocable notice to Administrative Agent, as set forth in Section 2.10(e); provided that the foregoing provision relating to Interest Periods is subject to the following:~~

~~(a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would~~

~~be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;~~

~~(b) with respect to Advances, any Interest Period that would otherwise extend beyond the Revolving Period End Date shall end on the Revolving Period End Date;~~

~~(c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), shall end on the last Business Day of the calendar month at the end of such Interest Period;~~

~~(d) Borrower shall select Interest Periods so as not to require a payment or prepayment of any Advance during an Interest Period for such Advance; and~~

~~(e) no tenor that has been removed from this definition pursuant to Section 12.18(d) shall be available for specification in any Funding Notice or Notice of Continuation.~~

“Interest Rate”: (a) The Benchmark, plus (b) the Applicable Spread; provided that, upon and during the occurrence of a Currency Disruption Event, “Interest Rate” shall mean the Base Rate plus the Applicable Spread. Accrued and unpaid interest on Advances shall be payable on each Payment Date.
“Investment”: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Loans and the acquisition of Equity Securities otherwise permitted by the terms hereof which are related to such Loans.
“Investment Advisor”: FS/KKR Advisor, LLC.
“Investment Advisory Agreement”: Collectively, the Investment Advisory and Administrative Services Agreement, dated as of April 9, 2018, by and among the Investment Advisor, the Collateral Manager.
“Investment Property”: The meaning specified in Section 9‑102(a)(49) of the UCC.
“IRS”: The United States Internal Revenue Service.
“Joinder Supplement”: An agreement among the Borrower, a Lender and the Administrative Agent in the form of Exhibit H to this Agreement (appropriately completed) delivered in connection with a Person becoming a Lender hereunder after the Effective Date.
“Lender”: The meaning specified in the Preamble, including collectively, each financial institution (i) listed on Annex B as having Commitments or (ii) which may from time to time become a Lender hereunder by executing and delivering a Joinder Supplement and/or an Assignment and Assumption, as applicable, to the Administrative Agent and the Borrower (and for purposes of Section 2.13 of this Agreement any successor, assignee or participant).
“Lien”: Any mortgage, lien, pledge, charge, right, claim, security interest or encumbrance of any kind of or on any Person’s assets or properties in favor of any other Person.
“Loan”: Any commercial loan or note which is originated or acquired by the Transferor or any of its Affiliates or which the Borrower acquires from a third party in the ordinary course of its business or an Effective Date Participation Interest owned by the Borrower.
“Loan Advance”: The meaning specified in Section 2.2(a).
“Loan Checklist”: An electronic or hard copy, as applicable, of a checklist delivered by or on behalf of the Borrower to the Collateral Custodian, for each Loan, of all Required Loan Documents to be included within the respective Loan File, which shall specify whether such document is an original or a copy.
“Loan File”: With respect to each Loan, a file containing (a) each of the documents and items as set forth on the Loan Checklist with respect to such Loan and (b) duly executed originals and copies of any other relevant records relating to such Loans and the Underlying Assets pertaining thereto.
“Loan List”: That certain list of Loans attached hereto as Schedule II, as such Schedule shall be deemed to be updated from time to time by reference to the list of Loans set forth on the most recently delivered Borrowing Base Certificate.
“Margin Stock”: “Margin Stock” as defined under Regulation U.

“Material Adverse Effect”: With respect to any event or circumstance, a material adverse effect on (a) the business, assets, financial condition, operations, performance or properties of the Borrower or the Collateral Manager, both individually or taken as a whole, (b) the validity, enforceability or collectability of this Agreement or any other Transaction Document or the validity, enforceability or collectability of the Loans generally or any material portion of the Loans, (c) the rights and remedies of the Administrative Agent, the Lenders ~~and~~or the Secured Parties with respect to matters arising under this Agreement or any other Transaction Document, (d) the ability of each of the Borrower or the Collateral Manager to perform its obligations under any Transaction Document to which it is a party, or (e) the status, existence, perfection, priority or enforceability of the Administrative Agent’s or the other Secured Parties’ lien on any material portion of the Collateral.
1.“Material Modification”: Any amendment or waiver of, or modification or supplement to (it being agreed and understood that a release document or similar instrument executed or delivered in connection with a disposition that is otherwise permitted under the Underlying Instrument shall not constitute an amendment or waiver of, or modification or supplement to such Underlying Instrument), an Underlying Instrument governing a Loan executed or effected on or after the date on which the Borrower acquired such Loan that:
a.reduces or waives any or all of the principal amount of such Loan;
b.extends the final maturity date or any other due date for payment of outstanding amounts of such Loan by more than thirty (30) days;
c.waives one or more interest payments by more than five percent (5%) or permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Loan (other than any deferral or capitalization already allowed by the terms of its Underlying Instruments);
d.reduces the amount of interest due with respect to such Loan (other than due to automatic changes in grid pricing existing at the time such Eligible Loan is acquired by the Borrower);
e.contractually or structurally subordinates such Loan by operation of a priority of payments, turnover provisions, the transfer of assets in order to limit recourse to the related Obligor or the granting of Liens (other than Permitted Liens) on any of the Underlying Assets securing such Loan;
f.substitutes, alters or releases (other than as permitted by such Underlying Instruments) the Underlying Assets securing such Loan, and each such substitution, alteration or release, as determined in the reasonable discretion of the Administrative Agent, materially and adversely affects the value of such Loan;
g.amends, waives, forbears, supplements or otherwise modifies in any way the definition of “Net Senior Leverage Ratio”, “Net Total Leverage Ratio”, “Cash Interest Coverage Ratio”, or “EBITDA” (or any respective comparable definitions in its Underlying Instruments) or the definition of any component thereof in a manner that, in the sole discretion of the Administrative Agent, is materially adverse to the Administrative Agent or any Lender;
h.~~with respect to a Principal Finance Loan, results in a material (as determined  by the Administrative Agent in its  reasonable discretion) change to or grants material (as determined by  the Administrative Agent in its reasonable discretion) relief from the borrowing base or any related definition; or~~[reserved]; or
i.amends, waives, forbears, supplements or otherwise modifies in any way the definition of “permitted lien” or “indebtedness” (or any similar term) in a manner that the Administrative Agent determines in its reasonable discretion is materially adverse to the Administrative Agent or any Lender.
“Measurement Date”: Each of (i) the Effective Date; (ii) the date of any Borrower’s Notice; (iii) with respect to any Loan, the earlier to occur of (a) the date that the Collateral Manager has actual knowledge of the occurrence of any Value Adjustment Event or (b) the date that the Assigned Value of any Loan is adjusted; (iv) unless such date is two (2) or fewer days prior to the next Payment Date, the Business Day prior to the date any Principal Collections are to be released pursuant to Section 2.7(b); (v) the date on which any Loan included in the latest calculation of the Borrowing Base fails to meet one or more of the criteria listed in the definition of “Eligible Loan” (other than any criteria thereof waived by the Administrative Agent on or prior to the date of acquisition of such Loan by the Borrower); (vi) the date any Loan described in the foregoing subclause (v)

again satisfies all of the criteria listed in the definition of “Eligible Loan” and is first re-included in the calculation of the Borrowing Base; (vii) the date on or prior to each Reinvestment, Discretionary Sale or Substitution pursuant to Section 2.14 and Section 3.2, as applicable; (~~vii~~viii) each Reporting Date (provided that in each case that the Reporting Date is the applicable Measurement Date, the calculations reported as of such date shall be made as of the last day of the immediately preceding calendar month); and (~~viii~~ix) so long as there has not been a Measurement Date within the last five (5) Business Days, each other date requested by the Administrative Agent with at least five (5) Business Days advance notice; provided that if a Measurement Date otherwise occurs pursuant to clauses (ii) through (~~vii~~viii) following any such request, but prior to such requested date, such request for an additional Measurement Date shall be deemed to be withdrawn.
“Minimum Credit Enhancement Amount”: As of any date, an amount equal to the Dollar Equivalent of the sum of the Adjusted Borrowing Values of all Loans owing by the three Obligors which have the greatest Obligor Exposure.
“Minimum Credit Enhancement Amount Test”: As of any date, the test that is satisfied if the Dollar Equivalent of the aggregate Adjusted Borrowing Value of all Eligible Loans as of such date plus the Dollar Equivalent of the amount of Principal Collections on deposit in the Principal Collection Account as of such date minus the Advances Outstanding is equal to or greater than the Dollar Equivalent of the Minimum Credit Enhancement Amount.
~~“Minimum Usage Fee”: For each Accrual Period, the sum of the following amounts determined for each day during such Accrual Period which day is on or after the three-month anniversary of the First Amendment Effective Date: the product of (a) one divided by 360, (b) the Interest Rate; provided that, for purposes of calculating the Minimum Usage Fee, the Benchmark component of the Interest Rate shall be Daily Simple SOFR, and (c) (i) the amount by which $130,000,000 exceeds the Advances Outstanding as of such day or (ii) if there is no such excess, zero.~~

“Moody’s”: Moody’s Investors Service, Inc., and any successor thereto.
“Mortgage”: The mortgage, deed of trust or other instrument creating a Lien on an interest in real property securing a Loan, including the assignment of leases and rents related thereto.
“Multiemployer Plan”: A “multiemployer plan” as defined in Section 4001(a)(3) of ERISA that is or was at any time during the current year or the preceding five (5) years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees.
“Non‑Excluded Taxes”: The meaning specified in Section 2.13(a).
“Non‑Usage Fee”: A fee payable quarterly in arrears for each Accrual Period equal to:
i.for each day during such Accrual Period that the Advances Outstanding on such day are less than or equal to the product of ~~seventy-five~~twenty-five percent (~~75.00~~25.00%) multiplied by the Facility Amount on such day, the sum of the products for each such day during such Accrual Period of (A) one divided by 360, (B) ~~0.50~~one percent (1.00%) and (C) the Unused Facility Amount as of each such day; ~~and~~plus
i.for each day during such Accrual Period that the Advances Outstanding on such day are greater than the product of twenty-five percent (25.00%) multiplied by the Facility Amount on such day, but less than or equal to the product of fifty percent (50.00%) multiplied by the Facility Amount on such day, the sum of the products for each such day during such Accrual Period of (A) one divided by 360, (B) three-quarters of one percent (0.75%) and (C) the Unused Facility Amount as of each such day; plus

i.~~(b)~~ for each day during such Accrual Period that the Advances Outstanding on such day are ~~equal to or~~ greater than the product of ~~seventy-five~~fifty percent (~~75.00~~50.00%) multiplied by the Facility Amount on such day, the sum of the products for each such day during such Accrual Period of (A) one divided by 360, (B) ~~0.25~~one-half of one percent (0.50%) and (C) the Unused Facility Amount as of each such day.
1.“Note”: The meaning specified in Section 2.1.
“Noteless Loan”: A Loan with respect to which the Underlying Instruments do not require the Obligor to execute and deliver, and the Obligor has not executed and delivered to the Borrower, a promissory note evidencing any indebtedness created under such Loan.

~~“Notice of Continuation”: Each notice required to be delivered by the Borrower in respect of any continuation of any Advance bearing interest at Term SOFR, in the form of Exhibit A‑5 or such other form approved by Administrative Agent in its sole discretion.~~

“Notice of Exclusive Control”: The meaning specified in the Account Control Agreement.
“Obligations”: The unpaid principal amount of, and interest (including interest accruing after the maturity of the Advances and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post‑filing or post‑petition interest is allowed in such proceeding) on the Advances and all other obligations and liabilities of the Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with any Transaction Document, and any other document to which the Borrower is a party made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees and disbursements of counsel to the Administrative Agent, the Collateral Custodian and the Securities Intermediary or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Transaction Documents), Erroneous Payment Subrogation Rights or otherwise.
“Obligor”: With respect to any Loan, any Person or Persons obligated to make payments pursuant to or with respect to such Loan, including any guarantor thereof. For purposes of determining whether any Loan is made to an Eligible Obligor, all Loans included as part of the Collateral or to be transferred to the Collateral, the Obligor of which is an Affiliate of another Obligor, shall be aggregated with all Loans of such Affiliate Obligor; for example, if Corporation A is an Affiliate of Corporation B, and the sum of the Adjusted Borrowing Values of all of Corporation A’s Loans included as part of the Collateral constitutes 10.00% of the aggregate Adjusted Borrowing Value for all Loans and the sum of the Adjusted Borrowing Value of all of Corporation B’s Loans included as part of the Collateral constitutes 10.00% of the aggregate Adjusted Borrowing Value of all Loans, the Obligor concentration for Corporation A and Corporation B would each be 20.00%.
“Obligor Cash Interest Coverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Cash Interest Coverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Cash Interest Coverage Ratio” or comparable definition, the ratio of (i) the Dollar Equivalent of EBITDA to (ii) the Dollar Equivalent of Obligor Cash Interest Expense of such Obligor as of the Relevant Test Period, as calculated by the Collateral Manager (on behalf of the Borrower) in good faith; provided that, in calculating the “Cash Interest Coverage Ratio” under either of clause (a) or clause (b) above, EBITDA of the applicable Obligor for the Relevant Test Period shall be deemed to be no greater than ~~Permitted~~ EBITDA, as defined herein, for the Relevant Test Period; provided, further, that, for the purposes of calculating Obligor Cash Interest Coverage Ratio for any Obligor in any Relevant Test Period in which such Obligor issued or originated Indebtedness, the Obligor Cash Interest Expense resulting from such Indebtedness shall be annualized based on the period from the date on which such Indebtedness was originated or issued to the last day of such Relevant Test Period.
“Obligor Cash Interest Expense”: With respect to any Obligor for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption “interest expense” or any like caption reflected on the most recent financial statements delivered by such Obligor to the Borrower for such period.
“Obligor Exposure”: With respect to any Obligor, the aggregate Adjusted Borrowing Value of all Loans in respect of which such Obligor is the related Obligor.
“Obligor Net Senior Leverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Net Senior Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Net Senior Leverage Ratio” or comparable definition, the ratio of (i) the Dollar Equivalent of “senior indebtedness” (as defined in the Underlying Instruments or comparable definition thereof, including such Loan) of the applicable Obligor as of the date of determination, excluding any junior indebtedness and any unsecured indebtedness of such Obligor or non-recourse indebtedness of such Obligor secured solely by the real property and related improvements and fixtures of such Obligor as of such date, minus the Unrestricted Cash of such Obligor as of such date to (ii) the Dollar Equivalent of EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower in good faith; provided that, in calculating the “Net Senior Leverage Ratio” under either of clause (a) or clause (b) above, EBITDA of the applicable Obligor for the Relevant Test Period shall be deemed to be no greater than ~~Permitted EBITDA, as defined herein, for the Relevant Test Period~~EBITDA of such Obligor as computed in accordance with the definition of “EBITDA” hereunder.
“Obligor Net Total Leverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Net Total Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Net Total Leverage Ratio” or comparable definition, the ratio of (i) the Dollar Equivalent of the “total indebtedness” (as defined in the Underlying Instruments or comparable definition thereof, including such Loan) of the applicable Obligor as of the date of determination, minus the Dollar Equivalent of Unrestricted Cash of such Obligor as of such date to (ii) the Dollar Equivalent of EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower in good faith; provided that, in calculating the “Net Total Leverage Ratio” under either of clause (a) or clause (b) above, EBITDA of the applicable Obligor for the Relevant Test Period shall be deemed to be no greater than ~~Permitted EBITDA, as defined herein, for the Relevant Test Period~~EBITDA of such Obligor as computed in accordance with the definition of “EBITDA” hereunder.
“Officer’s Certificate”: A certificate signed by a Responsible Officer of the Person providing the applicable certification, as the case may be.
“Opinion of Counsel”: A written opinion of counsel, which opinion and counsel are acceptable to the Administrative Agent in its reasonable discretion, provided that Dechert LLP shall be an acceptable counsel for purposes of delivering any Opinion of Counsel hereunder.
“Other Connection Taxes” has the meaning given in Section 2.13(a).
“Other Taxes”: The meaning specified in Section 2.13(b).
“Outstanding Balance”: With respect to any Loan as of any date of determination, the Dollar Equivalent of the outstanding principal balance of any advances or funded loans made by the Borrower to the related Obligor pursuant to the related Underlying Instruments as of such date of determination (exclusive of any interest and PIK Interest).
“Partial PIK Loan”: Any Loan that required the Obligor to pay only a portion of the accrued and unpaid interest in Cash on a current basis, the remainder of which is or can be deferred and paid at a later date; provided that the portion of such Loan that is accruing interest that is required to be paid in Cash pursuant to the terms of the related Underlying Instruments at an interest rate of, (i) if such Loan is subject to a floating rate, not less than the applicable floating rate plus 4.00% or (ii) if such Loan is subject to a fixed rate, not less than 6.00%, shall not be considered a Partial PIK Loan.
“Participation Interest”: A participation interest in a loan or other obligation that would, at the time of acquisition or the Borrower’s commitment to acquire the same, constitute a Loan.
“Participant Register”: The meaning specified in Section 12.16(b).
“Payment Date”: (x) The 20th day of each April, July, October and January, or, if such day is not a Business Day, the next succeeding Business Day, commencing January 20, 2020 and (y) the Termination Date.
“Payment Date Report”: A certificate setting forth, among other things, a calculation of Availability, the aggregate outstanding principal balance of the Advances, the Aggregate Unfunded Exposure Amount, and the Borrowing Base, the application of payments to be made on the next Payment Date pursuant to Section 2.7 or 2.8 hereof (as applicable), the currency calculations set forth in Section 5.1(q), a calculation of the financial covenants set forth in Section 5.2(n) hereof, and a reasonably detailed summary of the Obligors and their respective financial results and capital structure in connection with the applicable Underlying Instruments, together with the back-up financial and covenant compliance statements of the applicable Obligors received by the Borrower or the Collateral Manager with respect thereto, in the form of Exhibit A‑6, prepared by or on behalf of the Borrower, and certifications regarding Available Capital.
“Payment Duties”: The meaning specified in Section 7.2(b)(iv).
“Payment Recipient”: The meaning specified in Section 11.10(a).
“Pension Plan”: The meaning specified in Section 4.1(w).

“Periodic Term SOFR Determination Day”: The meaning specified in the definition of “~~Term~~Daily 1M SOFR”.
1.“Permitted BDC”: Any “business development company” which is advised by the Investment Advisor or an Affiliate thereof.
~~“Permitted EBITDA”: With respect to any Loan, EBITDA multiplied by the Agent EBITDA Percentage.~~

1.“Permitted First Out Term Loan”: Any term loan facility associated with a First Lien Loan that is incurred by the same Obligor (i) that is secured by a pari passu lien on the assets securing such First Lien Loan, (ii) which is prior in right of payment to such First Lien Loan, and (iii) has an aggregate commitment that, when aggregated with such Obligor’s aggregate commitments under any Permitted Priority Revolving Loans and any Permitted Working Capital Facilities, is equal to not more than the applicable Obligor’s EBITDA (as determined on the date (x) of Borrower’s acquisition of such Loan, or (y) of any increase to the commitments under any applicable Permitted First Out Term Loan, Permitted Priority Revolving Loan or Permitted Working Capital Facility).

1.“Permitted Investments”: Negotiable instruments or securities or other investments that (i) except in the case of demand or time deposits, investments in money market funds and Eligible Repurchase Obligations, are represented by instruments in registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (ii) as of any date of determination, mature by their terms on or prior to the Business Day preceding the next Payment Date unless such Permitted Investments are issued by the Collateral Custodian in its capacity as a banking institution, in which event such Permitted Investments may mature on such Payment Date, (iii) are in the form of and are treated as indebtedness of the related Obligor for U.S. federal income tax purposes and are not a United States real property interest as defined under section 897 of the Code, (iv) are not subject to any withholding tax unless the Obligor thereon is required under the terms of the related Underlying Instrument to make “gross‑up” payments that cover the full amount of such withholding tax on an after‑tax basis, and (v) evidence:
a.direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States);
b.demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Borrower’s investment or contractual commitment to invest therein, the commercial paper, if any, and short‑term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from each Rating Agency in the Highest Required Investment Category granted by such Rating Agency;
c.commercial paper, or other short term obligations, having, at the time of the Borrower’s investment or contractual commitment to invest therein, a rating in the Highest Required Investment Category granted by each Rating Agency;
d.demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC and either have a rating on their certificates of deposit or short‑term deposits from Moody’s and S&P of “P‑1” and “A‑1”, respectively, and if rated by Fitch, from Fitch of “F‑1+”;
e.notes that are payable on demand or bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above;
f.investments in taxable money market funds or other regulated investment companies having, at the time of the Borrower’s investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from at least two Rating Agencies and from each Rating Agency that rates such investments;

g.time deposits (having maturities of not more than 90 days) by an entity the commercial paper of which has, at the time of the Borrower’s investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by each Rating Agency; or
h.Eligible Repurchase Obligations with a rating acceptable to the Rating Agencies, which in the case of S&P and Moody’s, shall be “A‑1” and in the case of Fitch shall be “F‑1+”.
The Collateral Custodian or the Administrative Agent may, pursuant to the direction of the Collateral Manager or the Administrative Agent, as applicable, purchase or sell to itself or an Affiliate, as principal or agent, the Permitted Investments described above. Permitted Investments may include those investments in which the Collateral Custodian or any of its affiliates provides services and receives reasonable compensation.
“Permitted Liens”: Any of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for Taxes if such Taxes shall not at the time be due and payable or if a Person shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Person, (b) Liens imposed by law, such as materialmen’s, warehousemen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens, arising by operation of law in the ordinary course of business for sums that are not overdue or are being contested in good faith, (c) with respect to any Underlying Assets, Liens permitted under the related Underlying Instruments, (d) as to agented Loans, Liens in favor of the agent on behalf of all of the lenders with respect to such Loan, (e) Liens granted pursuant to or by the Transaction Documents and (f) Liens in favor of the Collateral Custodian and permitted under the Account Control Agreement.
“Permitted Pari Passu Revolving Loan”: Any revolving lending facility associated with a First Lien Loan or a First Lien Last Out Loan that is incurred by the same Obligor (i) that is secured by a pari passu lien on the assets securing such First Lien Loan or such First Lien Last Out Loan, and (ii) for which the payment priority is pari passu with such First Lien Loan or such First Lien Last Out Loan at all times prior to and/or after an event of default under the related Underlying Instruments of the related Obligor.

“Permitted Priority Revolving Loan”: Any revolving lending facility associated with a First Lien Loan or a First Lien Last Out Loan that is incurred by the same Obligor (i) that is secured by a pari passu lien on the assets securing such First Lien Loan or such First Lien Last Out Loan, (ii) which is prior in right of payment to such First Lien Loan or such First Lien Last Out Loan, and (iii) that has an aggregate commitment that, when aggregated with such Obligor’s aggregate commitments under any Permitted First Out Term Loan and any Permitted Working Capital Facilities, is equal to not more than the applicable Obligor’s EBITDA (as determined on the date (x) of Borrower’s acquisition of such Loan, or (y) of any increase to the commitments under any applicable Permitted First Out Term Loan, Permitted Priority Revolving Loan or Permitted Working Capital Facility).

“Permitted Working Capital Facility”: Any revolving lending facility associated with a First Lien Loan or a First Lien Last Out Loan that is incurred by the same Obligor (i) that is secured by all or a portion of the current assets of the related Obligor and otherwise unsecured or has a security interest with respect to the other assets of the related Obligor that is junior to the lien securing such First Lien Loan or such First Lien Last Out Loan, and (ii) has an aggregate commitment that, when aggregated with such Obligor’s aggregate commitments under any Permitted First Out Term Loan, Permitted Pari Passu Revolving Loans, and Permitted Priority Revolving Loans, is equal to not more than the applicable Obligor’s EBITDA (as determined on the date (x) of Borrower’s acquisition of such Loan, or (y) of any increase to the commitments under any applicable Permitted First Out Term Loan, Permitted Priority Revolving Loan or Permitted Working Capital Facility).

“Person”: An individual, partnership, corporation, limited liability company, joint stock company, trust (including a statutory or business trust), unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

“PIK Interest”: Interest accrued on a Loan that is added to the principal amount of such Loan instead of being paid as it accrues, provided, that the interest of any Loan that is paid with the proceeds of a permitted drawing on a Revolving Loan shall not constitute PIK Interest.
“PIK Loan”: A Loan that by its terms permits the deferral or capitalization of payment of accrued and unpaid interest.
“Plan Asset Rules”: The regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations or any successor regulations, as modified by Section 3(42) of ERISA, and the rules and regulations thereunder.

“Platform”: Any electronic system, including Intralinks®, ClearPar® and any other internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or any of their respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system.
“Pledge Agreement”: The Pledge Agreement, dated as of the Effective Date, made by the Transferor in favor of the Administrative Agent, for the benefit of itself and the Lenders, pledging all of the equity interests of Borrower, as amended, modified, waived, supplemented, restated or replaced from time to time.
“Principal Collection Account”: Collectively, (i) a Securities Account created and maintained on the books and records of the Collateral Custodian (or any other party acceptable to Administrative Agent in its sole discretion) entitled “USD Principal Collection Account” in the name of the Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties and (ii) a Securities Account created and maintained on the books and records of the Collateral Custodian (or any other party acceptable to Administrative Agent in its sole discretion) entitled “Canadian Dollar Principal Collection Account” in the name of the Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties.
“Principal Collections”: All amounts received by the Borrower or the Collateral Custodian that are not Interest Collections or Excluded Amounts to the extent received in cash by or on behalf of the Borrower or the Collateral Custodian.
~~“Principal Finance Loan”: Any Loan, (i) the repayment of which is primarily dependent upon cash flows generated from the creation, or the liquidation, of an underlying asset or pool of assets or other investments, (ii) the Collateral Manager and the Administrative Agent reasonably agree that the designation of such Loan as Principal Finance Loan is appropriate, including that such Loan is not a Structured Finance Obligation, and (iii) and would satisfy the definition of First Lien Loan, First Lien Last Out Loan or Second Lien Loan (in each case, but for the exclusion of Principal Finance Loans from such definition); provided that, notwithstanding anything to the contrary in this Agreement, traditional asset-based or cash flow loans made directly or indirectly to an operating company, including, without limitation, loans with a borrowing base consisting of receivables and/or inventory, shall not be deemed to be Principal Finance Loans.~~

“Pro Rata Share”: With respect to a Lender, the percentage obtained by dividing the Commitment of such Lender (as determined pursuant to the definition of Commitment) by the aggregate Commitments of all the Lenders (as determined pursuant to the definition of Commitment).
“Proceeds”: With respect to any Collateral, all property that is receivable or received when such Collateral is collected, sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral, net of all out-of-pocket expenses incurred in connection with any such collection, sale, liquidation, foreclosure, exchange or disposal.
“Property”: Any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including Capital Stock.
“Public Lenders”: The meaning specified in Section 12.2(d).
“Purchase Price”: With respect to any Loan, an amount (expressed as a percentage of par) equal to (i) the purchase price (or, if different principal amounts of such Loan were purchased at different purchase prices, the weighted average of such purchase prices) paid by the Transferor or the Borrower (as applicable) for such Loan (exclusive of any interest, PIK Interest and original issue discount) divided by (ii) the principal balance of the portion of such Loan purchased by the Borrower outstanding as of the date of such purchase (exclusive of any interest, PIK Interest and original issue discount); provided that the Purchase Price of any Loan determined to be equal to or greater than ninety-five percent (95.0%) in accordance with the foregoing calculation shall be deemed to be one hundred percent (100%).
“QFC”: The meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“Qualified Institution”: A depository institution or trust company organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i)(a) that has either (1) a long‑term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short‑term unsecured debt rating or certificate of deposit rating of “A‑1” or better by S&P or “P‑1” or better by Moody’s, (b) the parent corporation of which has either (1) a long‑term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short‑term unsecured debt rating or certificate of deposit rating of “A‑1” or better by S&P and “P‑1” or better by Moody’s or (c) is otherwise acceptable to the Administrative Agent and (ii) the deposits of which are insured by the FDIC.
“Rating Agencies”: Each of S&P, Fitch and Moody’s.
“Reference Time”: With respect to any setting of the then-current Benchmark (other than ~~Term SOFR or~~ Daily ~~Simple~~1M SOFR), means the time determined by the Administrative Agent in accordance with the Benchmark Replacement Conforming Changes.
“Register”: The meaning specified in Section 12.16(b).
“Registered”: With respect to any registration‑required obligation within the meaning of Section 163(f)(2) of the Code, a debt obligation that is in registered form within the meaning of Section 5f.103‑1(c) of the Treasury Regulations.
“Regulation U”: Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R. §221, or any successor regulation.
“Reinvestment”: The meaning specified in Section 2.14(a)(i).
“Reinvestment Notice”: Each notice required to be delivered by the Borrower in respect of any Reinvestment of Principal Collections pursuant to Section 3.2(b) in the form of Exhibit A‑3.
“Related Parties”: With respect to any Person, such Person’s Affiliates and the partners, directors, officers, managers, employees, agents and advisors of such Person and of such Person’s Affiliates.
“Release Date”: The meaning specified in Section 2.14(d).
“Relevant Governmental Body”: The Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“Relevant Test Period”: With respect to any Loan, the relevant test period for the calculation of Obligor Net Senior Leverage Ratio, Obligor Net Total Leverage Ratio or Obligor Cash Interest Coverage Ratio, as applicable, for such Loan in accordance with the related Underlying Instruments or, if no such period is provided for therein, (i) for Obligors delivering monthly financing statements, each period of the last twelve (12) consecutive reported calendar months, and (ii) for Obligors delivering quarterly financing statements, each period of the last four consecutive reported fiscal quarters of the principal Obligor on such Loan; provided that with respect to any Loan for which the relevant test period is not provided for in the related Underlying Instruments, if an Obligor is a newly‑formed entity as to which twelve (12) consecutive calendar months have not yet elapsed, “Relevant Test Period” shall initially include the period from the date of formation of such Obligor to the most recently ended month or fiscal quarter (as the case may be), with applicable amounts in such period annualized for purposes of such calculations, and shall subsequently include each period of the last twelve (12) consecutive reported calendar months or four (4) consecutive reported fiscal quarters (as the case may be) of such Obligor.
“Repayment Notice”: Each notice required to be delivered by the Borrower in respect of any repayment of Advances Outstanding, in the form of Exhibit A‑2.
“Reportable Event”: A reportable event within the meaning of Section 4043 of ERISA, other than those events as to which the 30-day notice period referred to in Section 4043(c) of ERISA has been waived.

“Reporting Date”: The 20th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, with the first Reporting Date occurring on December 20, 2019, unless a Payment Date Report is required to be delivered that month.
“Required Funding Amount”: If (i) (A) no Event of Default has occurred and is continuing, and (B) the Revolving Period End Date has not occurred, in each case as of the date of determination and after giving effect to any withdrawal from the Unfunded Exposure Account on such date of determination, the Unfunded Exposure Equity Amount, and (ii) (A) an Event of Default has occurred and is continuing, or (B) the Revolving Period End Date has occurred, in either case as of the date of determination and after giving effect to any withdrawal from the Unfunded Exposure Account on such date of determination, the Unfunded Exposure Amount.
“Required Lenders”: (a) The Administrative Agent and (b) the Lenders representing an aggregate of more than 50.00% of (i) prior to the earlier to occur of the Revolving Period End Date or the Termination Date, the aggregate Commitments of the Lenders then in effect and (ii) thereafter, the Advances Outstanding; provided; that (A) if two (2) or more Lenders each represent 20.00% or more of (i) prior to the earlier to occur of the Revolving Period End Date or the Termination Date, the aggregate Commitments of the Lenders then in effect and (ii) thereafter, the Advances Outstanding, then “Required Lenders” shall also include at least two (2) such Lenders, and (B) the Commitment of, and the portion of any Advances Outstanding, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. For purposes of determining the number of Lenders pursuant to this definition, groups of Lenders that are Affiliates shall be treated as one (1) Lender.
1.“Required Loan Documents”: For each Loan, originals or where indicated, copies (including electronic copies) of the following documents or instruments, all as specified on the related Loan Checklist:
a.(i) other than in the case of a Noteless Loan or an Effective Date Participation Interest, (x) the original or, if accompanied by an original “lost note” affidavit and indemnity, a copy of, the underlying promissory note, endorsed by the Borrower (that may be in the form of an allonge or note power attached thereto) either in blank or to the Administrative Agent as required under the related Underlying Instruments (and evidencing an unbroken chain of endorsements from each prior holder thereof evidenced in the chain of endorsements either in blank or to the Administrative Agent), with any endorsement to the Administrative Agent to be in the following form: “Ally Bank, as Administrative Agent for the Secured Parties” and an undated transfer or assignment document or instrument relating to such Loan, signed by the Borrower, as assignor, and the administrative agent (only in the event such administrative agent is an Affiliate of the Borrower) but not dated and not specifying an assignee, and delivered to the Collateral Custodian, and (y) a copy of each transfer document or instrument relating to such Loan (including, until the settlement date specified therein, a commercially standard loan trade ticket that obligates the Borrower to settle the purchase of such Loan on a specific date) evidencing the assignment of such Loan to the Borrower and an undated transfer or assignment document or instrument relating to such Loan, signed by the Borrower, as assignor, and the administrative agent (only in the event such administrative agent is an Affiliate of the Borrower) but not dated and not specifying an assignee, and delivered to the Collateral Custodian, (ii) in the case of a Noteless Loan (other than an Effective Date Participation Interest) a copy of each transfer document or instrument relating to such Noteless Loan evidencing the assignment of such Noteless Loan to the Borrower and an undated transfer or assignment document or instrument relating to such Noteless Loan, signed by the Borrower, as assignor, and the administrative agent (only in the event such administrative agent is an Affiliate of the Borrower) but not dated and not specifying an assignee, and delivered to the Collateral Custodian, or (iii) for each Effective Date Participation Interest, a fully executed master participation agreement, in form and substance reasonably satisfactory to the Administrative Agent, which duly effects and evidences each such Participation Interest and evidence of payment or waiver of any fees associated with assigning any such Loan;
b.originals or copies (including electronic copies) of each of the following (i) to the extent applicable to the related Loan; any related loan agreement, credit agreement, security agreement (if separate from any Mortgage), subordination agreement and intercreditor agreement or similar instruments, and (ii) to the extent applicable to the related Loan and only to the extent such document is in the possession of the Borrower, any note purchase agreement, sale and servicing or collateral management agreement, Mortgage, acquisition agreement, guarantee, Insurance Policy, assumption or substitution agreement or similar material operative document, in each case together with any amendment or modification thereto, as set forth on the Loan Checklist;
c.if any Loan is secured by a Mortgage and such document is in Borrower’s possession, in each case as set forth in the Loan Checklist:
i.other than with respect to an Agented Note, either (i) the original Mortgage, the original assignment of leases and rents, if any, and the originals of all intervening assignments, if any, of the Mortgage and assignments of leases and rents with evidence of recording thereon, (ii) copies (including electronic copies) thereof certified by closing counsel or by a title company or escrow company to be true and complete copies thereof where the originals have been transmitted for recording until such time as the originals are returned by the public recording office; provided that, solely for purposes of the Review Criteria, the Collateral Custodian shall have no duty to ascertain whether any certification set forth in this subsection (c)(i) has been received, or (iii) copies certified by the public recording offices (including electronic copies) where such documents were recorded to be true and complete copies thereof in those instances where the public recording offices retain the original or where the original recorded documents are lost; and
ii.other than with respect to any Agented Note, to the extent the Borrower is the sole lender under the Underlying Instruments, an Assignment of Mortgage and/or any other material recorded security documents (including any assignment of leases and rents) in recordable form, executed by the Borrower or the prior holder of record, in blank or to the Administrative Agent (and evidencing an unbroken chain of assignments from the prior holder of record to the Administrative Agent), with any assignment to the Administrative Agent to be in the following form: “Ally Bank, as Administrative Agent for the Secured Parties”;
d.with respect to any Loan originated by the Transferor and with respect to which the Transferor or an Affiliate thereof acts as administrative agent (or in a comparable capacity), either (i) copies of the UCC‑1 financing statements, if any, and any related continuation statements, each showing the Obligor as debtor and the Transferor or the relevant agent thereunder as secured party and each with evidence of filing thereon, or (ii) copies (including electronic copies) of any such financing statements in instances where the original financing statements have been sent to the appropriate public filing office for filing, in each case as set forth in the Loan Checklist.
“Required Reports”: Collectively, the compliance certificate, in the form of Exhibit K hereto, the Borrowing Base Certificate, the Payment Date Report, financial statements of each Obligor, Borrower, Transferor and Collateral Manager required to be delivered under the Transaction Documents (including pursuant to Section 5.1(s) and 6.8(c) hereof), the annual statements as to compliance and the annual independent public accountant’s report (including pursuant to Section 5.1(t)(vi)).
“Responsible Officer”: With respect to any Person, any duly authorized officer of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer of such Person to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.
“Restricted Payment”: (i) Any dividend or other distribution (other than RIC Tax Distributions), direct or indirect, on account of any class of equity interests of the Borrower now or hereafter outstanding, except a dividend paid solely in interests of that class of equity interests or in any junior class of equity interests of the Borrower; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of equity interests of the Borrower now or hereafter outstanding; and (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire equity interests of the Borrower now or hereafter outstanding.
“Review Criteria”: The meaning specified in Section 7.2(b)(i).
“Revolving Loan”: Any Loan (other than a Delayed Draw Loan) that is a senior secured obligation (including funded and unfunded portions of revolving credit lines, unfunded commitments under specific facilities, letter of credit facilities and other similar loans and investments) that under the Underlying Instruments relating thereto may require one or more future advances to be made to the Obligor by the Borrower and which provides that such borrowed money may be repaid and reborrowed from time to time; provided that any such Loan will be a Revolving Loan only until all commitments by the Borrower to make advances to the Obligor thereof expire, or are terminated, or are irrevocably reduced to zero.
“Revolving Period”: The period commencing on the Effective Date and ending on the day preceding the earlier to occur of the Revolving Period End Date or the Termination Date.
“Revolving Period End Date”: The earliest to occur of (a) the Scheduled Revolving Period End Date or (b) the date of the declaration of the Revolving Period End Date pursuant to Section 9.2(a).
“RIC”: A “regulated investment company” within the meaning of Section 851 of the Code.

“RIC Tax Distributions”: Provided that the Transferor (or one or more of its direct or indirect “partners” in the event that the Transferor is treated as a partnership or disregarded entity and not as a RIC for U.S. federal income tax purposes) is a validly electing RIC (such an entity, a “RIC Equity Holder”), dividends and distributions in or with respect to any taxable year (or any calendar year, as relevant) of the Borrower in amounts not to exceed the higher of (x) that portion of the net investment income of the Borrower for the applicable year determined in accordance with GAAP and as specified in the annual financial statements most recently delivered pursuant to Section 5.01(s) allocable to such RIC Equity Holder pursuant to Borrower’s operating agreement or the Servicer Operating Agreement, as applicable, and (y) 115% of the amount that, if the Borrower’s equity were the sole directly or indirectly held asset of such RIC Equity Holder, would be estimated in good faith to allow such RIC Equity Holder (i) to satisfy the minimum distribution requirements imposed by Section 852(a) of the Code (or any successor thereto) to maintain the RIC Equity Holder’s eligibility to be taxed as a RIC for any such taxable year, (ii) to reduce to zero (0) for any such taxable year its liability for federal income taxes imposed on (A) its investment company taxable income pursuant to Section 852(b)(1) of the Code (or any successor thereto), and (B) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) to avoid federal excise taxes for such calendar year (or for the previous calendar year) imposed by Section 4982 of the Code (or any successor thereto).

“S&P”: Standard & Poor’s, a division of The McGraw‑Hill Companies, Inc., and any successor thereto.
“S&P Industry Classification”: The industry classifications set forth in Schedule V hereto, as such industry classifications shall be updated with the consent of the Borrower and the Administrative Agent if S&P publishes revised industry classifications.
“Sale Agreement”: The Sale and Contribution Agreement, dated as of November 22, 2019, between the Transferor and the Borrower, as amended, modified, waived, supplemented, restated or replaced from time to time.
“Sale Proceeds”: With respect to any Loan, all proceeds received as a result of the sale of such Loan, net of all out‑of‑pocket expenses of the Borrower, the Collateral Manager and the Collateral Custodian incurred in connection with any such sale.
~~“Scheduled Payment”: Each scheduled payment of principal and/or interest required to be made by an Obligor on the related Loan, as adjusted pursuant to the terms of the related Underlying Instruments, if applicable.~~

“Sanctioned Person”: Any Person, group, sector, territory or country that is the subject or target of any Sanctions, including without limitation, any legal entity that is deemed to be a subject or target of Sanctions based on the direct or indirect ownership or control of such entity by any other Sanctioned Person.

“Sanctions”: Any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order; (b) the United Nations Security Council; (c) the European Union (including any member state thereof); (d) the United Kingdom; (e) the State

Secretariat for Economic Affairs (Switzerland); or (f) any other Governmental Authorities with jurisdiction over such Person.

“Scheduled Revolving Period End Date”: ~~November~~May 22, ~~2023~~2025.
“Second Amendment”: The Second Amendment to Loan and Security Agreement, dated as of October 31, 2023, by and among the Borrower, Administrative Agent, the Lenders and the Collateral Custodian.

“Second Amendment Effective Date”: The date on which the conditions specified in Section 3.01 of the Second Amendment were satisfied (or waived in accordance with the terms thereof), which date is October 31, 2023.

“Second Lien Loan”: Any ~~Eligible~~ Loan ~~(other than a Principal Finance Loan)~~ (i) that does not satisfy all of the requirements set forth in the definition of “First Lien Loan” or “First Lien Last Out Loan”, (ii) that is secured by a ~~pledge of collateral, which~~valid second (or higher) priority perfected security interest ~~is validly perfected and second priority under Applicable Law (subject to liens permitted under the applicable Underlying Instrument that are reasonable and customary for similar loans, and liens~~or lien in, to or on substantially all of the assets of the Obligor under such Loan in all appropriate jurisdictions, subject to purchase money Liens, customary Liens for taxes or regulatory charges not then due and payable, Liens accorded priority by law in favor of the United States or any State or agency ~~provided such liens do not directly secure indebtedness for borrowed money) (except as otherwise provided in this definition~~, and other permitted Liens under the related Underlying Instruments that are reasonable and customary for similar loans (including liens securing “first lien” loans), (iii) for which the Collateral Manager determines in good faith that the ~~value or the~~ enterprise value of the related Obligor ~~(~~or the value of the collateral securing the Loan (each as determined by Collateral Manager in accordance with a methodology acceptable to the Administrative Agent) ~~of the collateral securing the Loan~~ on the date such Loan is first included as part of the Collateral or on the date that any Value Adjustment Event occurs equals or exceeds the outstanding principal balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral, (iv) that is not (and ~~cannot~~is not expressly permitted by its terms to become) subordinate in right of payment to any obligation for borrowed money of the Obligor (excluding customary terms applicable to a second lien lender under customary intercreditor provisions, including such as after an event of default in connection with a first priority lien or with respect to the liquidation of the Obligor or certain specified collateral for such Loan), and (v) that is not secured solely or primarily by the Capital Stock of its Obligor or any of such Obligor’s Affiliates.
“Section 2.13 Certificate”: The meaning specified in Section 2.13(e).
“Secured Party”: (i) Each Lender, (ii) the Administrative Agent, (iii) the Collateral Custodian, (iv) the Securities Intermediary and (v) the Collateral Administrator.
“Securities Account”: The meaning specified in Section 8‑501(a) of the UCC.
“Securities Act”: The U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Securities Intermediary”: (i) A Clearing Corporation; or (ii) a Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity. The initial Securities Intermediary under the Account Control Agreement shall be the Collateral Custodian.
“Security Certificate”: The meaning specified in Section 8‑102(a)(16) of the UCC.
“Security Entitlement”: The meaning specified in Section 8‑102(a)(17) of the UCC.
“Senior Collateral Manager Fee”: The meaning specified in the Collateral Management Agreement.
“SOFR”: A rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator”: The Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
~~“SOFR Administrator’s Website”: The website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.~~

~~“SOFR Determination Day”: The meaning specified in the definition of “Daily Simple SOFR”.~~

~~“SOFR Rate Day”: The meaning specified in the definition of “Daily Simple SOFR”.~~

“Solvent”: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person’s property assets would constitute unreasonably small capital.
“Special Member”: The meaning specified in Section 4.1(t)(xxvi).
“Specified Rating”: As to any Obligor or Loan, (i) a public debt rating equal to or better than “B-” by S&P or the equivalent public debt rating of another Rating Agency, or (ii) if no rating referenced in clause (i) is available, a private debt rating equal to or better than “B-” by S&P or the equivalent private debt rating of another Rating Agency; provided, that in the case of each of the foregoing clauses (i) and (ii), (x) if both the applicable Obligor and the applicable Loan have at least one rating under any such clause, the applicable Loan rating shall apply for purposes of determining the rating under such clause and (y) if the applicable Obligor or Loan has more than one rating under any such clause, the lowest such rating shall apply for purposes of determining the rating under such clause.
“Standby Directed Investment”: Allspring Government MM Fund #3802 (WFFXX), or such other Permitted Investment as designated by (x) after the occurrence and during the continuation of an Event of Default, the Administrative Agent, or (y) at any other time, the Borrower or the Administrative Agent, as the context requires, by written notice to the Collateral Custodian. For the avoidance of doubt, neither the Borrower nor the Administrative Agent shall designate a Standby Directed Investment that does not otherwise constitute a Permitted Investment.

“Structured Finance Obligation”: Any obligation secured directly, by reference to, or representing ownership of, a pool of receivables or other Financial Assets of any Obligor that is a single purpose bankruptcy remote special purpose entity established to finance such Financial Assets, including collateralized debt obligations and mortgage-backed securities, including (but not limited to) collateral debt obligations, collateral loan obligations, asset backed securities and commercial mortgage backed securities or any resecuritization security.
“Subordinated Collateral Manager Fee”: The meaning specified in the Collateral Management Agreement.
“Subsidiary”: As to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person.
“Substitution”: The meaning specified in Section 2.14(b).
“Syndicate Communications”: Collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Obligor pursuant to any Transaction Document or the transactions contemplated therein which is distributed to the Administrative Agent and each Lender by means of electronic communications pursuant to Article XII, including through the Platform.
“Taxes”: The meaning specified in Section 2.13(a).

~~“Term SOFR”: The greater of (a) the Floor and (b) the forward-looking term rate based on SOFR for a tenor comparable to the applicable Available Tenor selected by the Borrower in accordance with the definition of “Benchmark” on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of the applicable Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day Term SOFR for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to Term SOFR has not occurred, then Term SOFR will be Term SOFR for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which Term SOFR for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day.~~

“Term SOFR Administrator”: CME Group Benchmark Administration Limited (CBA) (or a successor administrator of ~~Term~~Daily 1M SOFR selected by the Administrative Agent in its reasonable discretion and in consultation with the Borrower).
“Termination Date”: The ~~earliest~~earlier of (a) the date that is two (2) years after the Revolving Period End Date or (b) the date of the declaration of the Termination Date or the date of the automatic occurrence of the Termination Date pursuant to Section 9.2(a).
“Third Party Sale Agreement”: A sale agreement between the Borrower and a third party seller in form and substance reasonably acceptable to Administrative Agent.
“Tier 1 Obligor”: (a) With respect to First Lien Loans, Obligors for which the Obligor Net Senior Leverage Ratio of the applicable Obligor with respect to such First Lien Loan is less than 4.75 to 1.00, and (b) with respect to First Lien Last Out Loans and Second Lien Loans, Obligors for which the Obligor Net Total Leverage Ratio of the applicable Obligor with respect to such First Lien Last Out Loan and Second Lien Loan is less than 5.75 to 1.00.
“Tier 2 Obligor”: (a) With respect to First Lien Loans, Obligors for which the Obligor Net Senior Leverage Ratio of the applicable Obligor with respect to such First Lien Loan is less than 5.75 to 1.00, and (b) with respect to First Lien Last Out Loans and Second Lien Loans, Obligors for which the Obligor Net Total Leverage Ratio of the applicable Obligor with respect to such First Lien Last Out Loan and Second Lien Loan is less than 6.75 to 1.00.
“Tier 3 Obligor”: (a) With respect to First Lien Loans, Obligors for which the Obligor Net Senior Leverage Ratio of the applicable Obligor with respect to such First Lien Loan is less than 6.75 to 1.00, and (b) with respect to First Lien Last Out Loans and Second Lien Loans, Obligors for which the Obligor Net Total Leverage Ratio of the applicable Obligor with respect to such First Lien Last Out Loan and Second Lien Loan is less than 7.75 to 1.00.
“Total Interest Coverage Ratio”: With respect to Borrower, for the trailing twelve month period then ending, the ratio of (i) Borrower Interest Collections during such period minus all Senior Collateral Manager Fees and Subordinated Collateral Manager Fees payable by Borrower during such period to (ii) Borrower Interest Expense for such period.
“Transaction”: The meaning specified in Section 3.2.
“Transaction Documents”: This Agreement, the Sale Agreement, any Third Party Sale Agreement, the Account Control Agreement, the Pledge Agreement, the Fee Letter, the Collateral Management Agreement, the Collateral Administration Agreement, each Note, any Joinder Supplement, any Transferee Letter, any Assignment and Assumption and the Collateral Custodian Fee Letter.
“Transferee Letter”: The meaning specified in Section 12.16.
“Transferor”: FS KKR Capital Corp. (as successor by merger to FS Investment Corporation IV), as seller of Loans to the Borrower; provided that if the Transferor enters into any merger, consolidation or amalgamation with or into a Permitted BDC, the Permitted BDC or any other successor entity formed by or surviving such merger, consolidation or amalgamation shall be the new Transferor so long as such successor entity assumes the rights and obligations of the outgoing Transferor concurrently with the consummation of such merger, consolidation or amalgamation.

“UCC”: The Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.
“Unadjusted Benchmark Replacement”: The applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Uncertificated Security”: The meaning specified in Section 8‑102(a)(l8) of the UCC.
“Underlying Assets”: With respect to a Loan, any property or other assets designated and pledged as collateral to secure repayment of such Loan, including to the extent provided for in the relevant Underlying Instruments, a pledge of the stock, membership or other ownership interests in the related Obligor and all Proceeds from any sale or other disposition of such property or other assets.
“Underlying Instruments”: The loan agreement, credit agreement, indenture or other agreement pursuant to which a Loan or Permitted Investment has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Loan or Permitted Investment or of which the holders of such Loan or Permitted Investment are the beneficiaries.
“Unfunded Exposure Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian (or any other party acceptable to Administrative Agent in its sole discretion) entitled “Unfunded Exposure Account” in the name of the Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties.
“Unfunded Exposure Amount”: On any date of determination, with respect to any Loan, the aggregate amount (without duplication) of all (i) the Dollar Equivalent of unfunded commitments (which shall include all unfunded revolver commitments and unfunded portions of delayed draw term loans) and (ii) the Dollar Equivalent of all standby or contingent commitments associated with such Loan.
“Unfunded Exposure Equity Amount”: On any date of determination, with respect to any Loan, an amount equal to the product of (i) the Unfunded Exposure Amount with respect to such Loan and (ii) one (1) minus the Advance Rate applicable to such Loan if such Loan is an Eligible Loan.
“Unfunded Exposure Shortfall”: The meaning specified in Section 2.9(e)(iii).
“United States” or “U.S.”: The United States of America.
“Unrestricted Cash”: The meaning of “Unrestricted Cash” or any comparable definition in the Underlying Instruments for each Loan, and in any case that “Unrestricted Cash” or such comparable definition is not defined in such Underlying Instruments, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any lien (other than blanket liens permitted under or granted in accordance with such Underlying Instruments), as reflected on the most recent financial statements of the relevant Obligor that have been delivered to the Borrower.
“Unused Facility Amount”: At any time, (a) the Facility Amount minus (b) the Advances Outstanding at such time~~; provided that solely for the purpose of calculating the Unused Facility Amount, at any time at which the Advances Outstanding are less than $130,000,000, the Advances Outstanding shall be deemed to be $130,000,000~~.
“USA Patriot Act”: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107‑56.
“U.S. Government Securities Business Day”: Any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
1.“U.S. Special Resolution Regime”: Each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

1.“U.S. Tax Person”: A “United States person” within the meaning of Section 7701(a)(30) of the Code.
2.“Value Adjustment Event”: With respect to any Loan, the occurrence of any one or more of the following events after the related Funding Date:
a.the failure ~~to deliver~~by the applicable Obligor to deliver any financial statements (including audited and unaudited financial statements) as required by the Underlying Instruments, in each case, beyond any applicable grace or cure period, if any; provided that (i) with respect to quarterly reports ~~required to be delivered by the Obligor by the terms of the Underlying Instruments, any financial statements~~ (including unaudited financial statements) ~~to the Administrative Agent~~required by the Underlying Instruments, such date ~~that is~~shall be no later than ~~sixty~~seventy-five (~~60~~75) days after the end of ~~each~~the applicable fiscal quarter of such Obligor (provided that such date shall be extended to ninety (90) days for (x) any of the first four (4) fiscal quarters of the Obligor after the initial closing of the applicable Loan and (y) for any fiscal quarter in which there is any substantial acquisition or accounting change by the applicable Obligor), and (ii) with respect to annual reports ~~required to be delivered by the Obligor by the terms of the Underlying Instruments, any~~(including audited financial statements ~~to the Administrative Agent~~) required by the Underlying Instruments, such date ~~that is~~shall be no later than one hundred ~~fifty~~eighty-five (~~150~~185) days after the end of ~~any~~the applicable fiscal year of such Obligor;
b.a default described in clause (d)(ii) of “Defaulted Loan” that has occurred and been continuing for less than twelve (12) months; or
c.the occurrence of a Material Modification with respect to such Loan.
Notwithstanding the foregoing, if the circumstances giving rise to a Value Adjustment Event are cured, as determined by the Administrative Agent in its sole discretion, the Borrower may request that the Administrative Agent deem (which determination shall be made in Administrative Agent’s reasonable judgment) that such Value Adjustment Event shall no longer be in effect for the subsequent Accrual Period after such Value Adjustment Event has been cured.
“Value Adjustment Factor”: (i) With respect to a Value Adjustment Event of the type described in clause (a) in the definition thereof, eighty percent (80%); provided that, to the extent that audited financials with respect to a given Loan are not received within sixty (60) days of the date that such statements are due under the Underlying Instruments, then the Assigned Value of such Loan shall be determined by the Administrative Agent in its sole discretion, (ii) with respect to a Value Adjustment Event of the type described in clause (b) in the definition thereof, seventy-five percent (75%), or (iii) with respect to a Value Adjustment Event of the type described in clause (c) in the definition thereof, eighty-five percent (85%); provided that in determining the Assigned Value for any Loan following the occurrence of a Value Adjustment Event of the type described in clauses (b) or (c) (solely with respect to the Material Modification described in clause (a) in the definition thereof) in the definition thereof, the Value Adjustment Factor applicable to such Loan shall be automatically and immediately reduced to fifty percent (50%) of the otherwise applicable Value Adjustment Factor six (6) months following the occurrence of such Value Adjustment Event, and further reduced to zero percent (0%) twelve (12) months following the occurrence of such Value Adjustment Event.
“Warranty Loan”: Any Loan (a) that fails to satisfy any criteria set forth in clauses (ii)(f), (ii)(r), (ii)(s), (ii)(gg), or (ii)(nn) (but only for failure to satisfy clause (f) and (g) of the definition of “Eligible Obligor”) of the definition of “Eligible Loan” as of any date (except with respect to any such criteria that is explicitly stated to apply with respect solely to the date of acquisition of such Loan) or (b) with respect to which the Borrower has failed to deliver the Required Loan Documents described in Section 3.2(i) within the time periods set forth therein.
“Weighted Average Advance Rate”: As of any date of determination with respect to all Eligible Loans included in the Borrowing Base, the amount obtained by (x) summing the products obtained by multiplying:

The Advance Rate at such time applicable to each such Eligible Loan	X
The sum of (i) the Dollar Equivalent of the aggregate Adjusted Borrowing Value of such Eligible Loan minus (ii) the Dollar Equivalent of an amount equal to the Excess Concentration Amount attributable to such Eligible Loan and dividing such sum by (y) the sum of (i) the Dollar Equivalent of the aggregate Adjusted Borrowing Value of all Eligible ~~Loan~~Loans minus (ii) the Dollar Equivalent of an amount equal to the Excess Concentration Amount as of such date; provided that if the Borrowing Base contains fifteen (15) Eligible Loans or fewer, the Weighted Average Advance Rate shall not exceed 55.00%; provided, further, that for the purpose of determining the number of Eligible Loans for the purpose of the foregoing proviso, all Eligible Loans to a single Obligor shall be treated as one Eligible Loan.
“Withdrawal Conditions”: The meaning specified in Section 2.9(e)(i).
“Withholding Agent”: Any FS/KKR Party and the Administrative Agent, or the Collateral Custodian to the extent required by Applicable Law.

“Zero Coupon Obligation”: A debt obligation that does not bear interest for all or part of the period that it is outstanding or that provides for periodic payments in cash less frequently than semi-annually or that pays interest only at its stated maturity.

a.Other Terms.
All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and used but not specifically defined herein, are used herein as defined therein.
a.Computation of Time Periods.
Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”
a.Interpretation.
In each Transaction Document, unless a contrary intention appears:
i.the singular number includes the plural number and vice versa;
ii.reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;
iii.reference to any gender includes each other gender;
iv.reference to day or days without further qualification means calendar days;
v.reference to any time means New York, New York time;
vi.reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, waived, supplemented, restated or replaced and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor;
vii.reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision;
viii.reference to any delivery or transfer to the Collateral Custodian with respect to the Collateral in this Agreement means delivery or transfer to the Collateral Custodian for the benefit of the Administrative Agent on behalf of the Secured Parties;
ix.for the purposes of calculating the Borrowing Base (including whether any Borrowing Base Deficiency exists), the Excess Concentration Amount, the Minimum Credit Enhancement Amount (including whether the Minimum Credit Enhancement Amount Test is satisfied), and for the purposes of any other calculation required hereunder, the effect of the acquisition or disposition of Loans and Permitted Investments shall be calculated on a settlement date basis;
x.all calculations performed by the Administrative Agent hereunder or under any Transaction Document shall be binding on the parties hereto and shall be deemed to be accurate, absent manifest error;
xi.“including” means “including without limitation”;
1.references herein to the knowledge or actual knowledge of a Person shall mean, except as explicitly provided herein, the actual knowledge following reasonable inquiry under the circumstances of a Responsible Officer of such Person;

1.for purposes of this Agreement, an Event of Default shall be deemed to be continuing until it is waived in accordance with Section 12.1; and

1.~~(l)~~ multiple Loans of the same type to a single Obligor shall be treated as a single Loan.

a.Calculation of Borrowing Base
. In connection with amounts to be calculated for purposes of determining the Borrowing Base and generally preparing the Borrowing Base Certificate, all amounts shall be expressed in Dollars.
a.Rates
. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Benchmark, any component definition thereof or rates referenced in the definition thereof or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Benchmark pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
A. THE NOTES
a.The Notes.
On the terms and conditions hereinafter set forth, the Borrower shall deliver, if requested by Administrative Agent or any Lender, (i) on the Effective Date, to each requesting Lender ~~requesting a Note~~ at the applicable address set forth on Annex A to this Agreement, and (ii) on the effective date of any Joinder Supplement, to each additional Lender requesting a Note, at the address set forth in the applicable Joinder Supplement, a duly executed promissory note in substantially the form of Exhibit B (each a “Note”), dated as of the date of this Agreement or the effective date of such Joinder Supplement (as applicable), each in a face amount equal to the applicable Lender’s Commitment as of the Effective Date or the effective date of any Joinder Supplement, as applicable, and otherwise duly completed. Each Note shall evidence obligations in an amount equal, at any time, to the Advances Outstanding by such Lender under the applicable Note on such day.
a.Procedures for Advances by the Lenders.
i.Subject to the limitations set forth in this Section 2.2, the Borrower may, during the Revolving Period, request the Lenders to make advances of funds (each, a “Loan Advance”) ~~under the Notes~~ by delivering to the Administrative Agent the information and documents set forth in this Section 2.2 at the applicable times provided herein. Upon receipt of such information and documents, the Administrative Agent will provide notification to the Lenders with respect thereto.
ii.With respect to Advances, no later than 12:00 p.m. (New York City Time), ~~(x) with respect to Advances bearing interest at the Base Rate or Daily Simple SOFR, one (1)~~one (1) U.S. Government Securities Business Day (or such shorter period as permitted by the Administrative Agent in its sole discretion, but not later than 12:00 p.m. (New York City Time) on the date of the proposed Funding Date) ~~or (y) with respect to Advances bearing interest at Term SOFR, three (3) U.S. Government Securities Business Days (or such shorter period as permitted by the Administrative Agent in its sole discretion, but not later than 12:00 p.m. (New York City Time) on the date of the proposed Funding Date), in either case~~, prior to the proposed Funding Date, the Borrower shall deliver:
1.to the Administrative Agent a wire disbursement and authorization form, to the extent not previously delivered; and
2.to the Administrative Agent and the Collateral Custodian a duly completed Funding Notice (including a duly completed Borrowing Base Certificate updated to the date such Advance is requested and giving pro forma effect to the Advance requested and the use of the proceeds thereof) which shall (a) specify the desired amount of such Advance, which amount shall not cause the Advances Outstanding to exceed the Availability and must be at least equal to $500,000 (or, in the case of any Advance to be applied to fund any draw under a Revolving Loan or Delayed Draw Loan, such lesser amount as may be required to fund such draw), to be allocated to each Lender in accordance with its Pro Rata Share, (b) specify the proposed Funding Date of such Advance, (c) specify the ~~Benchmark and, if applicable, the Interest Period and the Available Tenor~~Accrual Period for such Advance, (d) specify the Loan(s) to be financed on such Funding Date (including the appropriate Obligor, Outstanding Balance, Assigned Value and Purchase Price for each Loan) and, with respect to any Revolving Loan or Delayed Draw Loan, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of such Loan(s) pursuant to Section 2.9(e), (e) include a calculation showing that, on a pro-forma basis, Borrower is in compliance with the Minimum Credit Enhancement Amount Test, and (f) include a representation that all conditions precedent for an Advance described in Article III hereof have been met. Each Funding Notice shall be irrevocable. If any Funding Notice is received by the Administrative Agent after 12:00 p.m. (New York City Time) or on a day that is not a Business Day, such Funding Notice shall be deemed to be received by the Administrative Agent at 9:00 a.m. (New York City Time) on the next Business Day. ~~If Borrower desires to have the Advances bear interest by reference to Term SOFR, Borrower must comply with Section 2.10(e) hereof.~~
iii.On the proposed Funding Date, subject to the limitations set forth in this Section 2.2 and upon satisfaction of the applicable conditions set forth in Article III:
1.each Lender shall make available to the Administrative Agent in same day funds, by no later than 12:00 p.m. (New York City Time), an amount equal to such Lender’s Pro Rata Share, of the least of (A) the amount requested by the Borrower for such Advance, (B) the aggregate unused Commitments then in effect and (C) the maximum amount that, after taking into account the proposed use of the proceeds of such Advance, could be advanced to the Borrower hereunder without causing the Advances Outstanding to exceed the Availability;
2.upon receipt of the amounts described in clause (i), the Administrative Agent shall promptly fund such amounts by wire transfer to the account designated by Borrower in the applicable Funding Notice given pursuant to this Section 2.2; and
3.notwithstanding clauses (i) and (ii) of this Section 2.2(c) with respect to the funding of the initial Advance hereunder on the Effective Date (if any), the Lenders and the Administrative Agent may, at the option of the Borrower, net any fees and reimbursable expenses owing to it on the Effective Date (as set forth in the executed closing statement) from the amount funded by the Lenders to the Administrative Agent pursuant to clause (i) and/or the amount of such Advance funded by the Administrative Agent to the Borrower pursuant to clause (ii).
iv.On each Funding Date, the obligation of each Lender to remit its Pro Rata Share of any Loan Advance shall be several from that of each other Lender and the failure of any Lender to so make such amount available to the Borrower shall not relieve any other Lender of its obligation hereunder. Notwithstanding anything to the contrary herein, no Lender shall be obligated to make any Loan Advance on or after the earlier to occur of the Revolving Period End Date or the Termination Date.
v.Notwithstanding anything to the contrary herein, upon the occurrence of the earlier of (i) an Event of Default or (ii) the Revolving Period End Date, if the amount on deposit in the Unfunded Exposure Account is less than the Aggregate Unfunded Exposure Amount, the Administrative Agent (x) may, in the case of the occurrence and during the continuance of an Event of Default or (y) shall in the case of the occurrence of the Revolving Period

End Date, on behalf of the Borrower, request an Advance in the amount of such shortfall (the “Exposure Amount Shortfall”). Following receipt of such request, the Lenders shall fund such Exposure Amount Shortfall in accordance with Section 2.2(b), notwithstanding anything to the contrary herein (including the Borrower’s failure to satisfy any of the conditions precedent set forth in Section 3.2), except that no Lender shall make any Advance to the extent that, after giving effect to such Advance, the Advances Outstanding would exceed the Availability.
b.Principal Repayments.
i.The Borrower shall be entitled at its option, at any time, to repay the Advances Outstanding; provided that (i) the Borrower shall give prior written notice of such repayment in the form of Exhibit A-2 to the Administrative Agent (with a copy to the Collateral Custodian) by at least (A) 12:00 p.m. (New York City Time) on the date of such repayment and (ii) any repayment of Advances Outstanding (other than with respect to repayments of Advances Outstanding made by the Borrower to reduce a Borrowing Base Deficiency to zero) shall be in a minimum amount of $500,000 and in integral multiples of $100,000 in excess thereof (other than any such partial repayment of Advances Outstanding which is funded (A) solely with proceeds from the repayment of a Revolving Loan or (B) solely with amounts otherwise distributable to the Borrower under Section 2.7(a)(17), Section 2.7(b)(5) or Section 2.8(~~11~~12)). In connection with any such repayment of Advances Outstanding, the Borrower shall deliver to the Administrative Agent (with a copy to the Collateral Custodian) by 1:00 p.m. (New York City Time) (1) instructions to repay such Advances Outstanding and (2) funds sufficient to repay such Advances Outstanding together with all accrued Interest ~~and any Breakage Costs~~, but only to the extent such accrued Interest ~~and/or Breakage Costs~~ are requested with such repayment by the applicable Lender; provided that, the Advances Outstanding will not be repaid unless sufficient funds have been remitted to pay all such amounts in the succeeding sentence in full. The Administrative Agent shall apply amounts received from the Borrower pursuant to this Section 2.3(a) to the pro rata repayment of the Advances Outstanding~~,~~ and to the payment of accrued Interest on the amount of the Advances Outstanding to be repaid ~~and to the payment of any Breakage Costs~~. Any amount so repaid may, subject to the terms and conditions hereof, be reborrowed during the Revolving Period. Any Repayment Notice relating to any repayment pursuant to this Section 2.3(a) shall be irrevocable. Upon receipt of any notice or instructions from the Borrower pursuant to this Section 2.3(a), the Administrative Agent will provide notification to the Lenders with respect thereto. ~~Any prepayment of Advances Outstanding under this Section 2.3(a) shall be applied first to the Advances that bear interest at the Base Rate, second, ratably, to the Advances that bear interest at Daily Simple SOFR and then, ratably, to the Advances that bear interest at Term SOFR, in the direct order of Interest Period maturities.~~
ii.Unless sooner prepaid pursuant to the terms hereof, the Advances Outstanding shall be repaid in full on the Termination Date or on such later date as is agreed to in writing by the Borrower, the Administrative Agent and each of the Lenders.
c.Determination of Interest.
The Administrative Agent shall calculate and determine the Interest (including unpaid Interest related thereto, if any, due and payable on a prior Payment Date and the Benchmark) to be paid by the Borrower on each Payment Date for the related Accrual Period and shall advise the Borrower and the Collateral Administrator thereof ~~on~~no later than the third Business Day prior to such Payment Date.
a.Notations on Notes.
Each Lender is hereby authorized to enter on a schedule attached to the Note with respect to such Lender, as applicable, a notation (which may be computer generated) or to otherwise record in its internal books and records or computer system with respect to each Advance ~~under the Note~~ made by the applicable Lender of (a) the date and principal amount thereof and (b) each payment and repayment of principal thereof. Any such recordation shall, absent manifest error, constitute prima facie evidence of the Advances Outstanding, as applicable, under ~~each~~such Note. The failure of any Lender to make any such notation on the schedule attached to the applicable Note shall not limit or otherwise affect the obligation of the Borrower to repay the Advances in accordance with the terms set forth herein.
a.Reduction of Borrowing Base Deficiency.
Any Borrowing Base Deficiency may be reduced to zero by the Borrower taking one or more of the following actions which, after giving effect thereto, cause the aggregate Advances Outstanding to not exceed Availability at such time:
1.posting cash collateral in Dollars to the Principal Collection Account;
2.repaying Advances Outstanding in accordance with Section 2.3(a); and
3.posting additional Eligible Loans as Collateral.
b.Settlement Procedures.
i.Interest Collections. On each Payment Date, so long as no Event of Default has occurred and is continuing, the Borrower shall direct the Collateral Custodian (which direction shall be deemed given upon receipt by the Collateral Custodian of the related Payment Date Report) to pay pursuant to the latest Payment Date Report (and the Collateral Custodian shall make payment from the Interest Collection Account to the extent of Available Funds, in reliance on the information set forth in such Payment Date Report) to the following Persons, the following amounts in the following order of priority:
i.to the Borrower (or, at the Borrower’s election and with prior written notice to the Administrative Agent, to its direct or indirect equity holders), in respect of Taxes (but excluding all Taxes imposed on net income), registration and filing fees then due and owing by the Borrower (or its direct and indirect equity holders) that are attributable solely to the operations of the Borrower; provided that amounts payable with respect to Taxes, registration and filing fees pursuant to this clause (1) during any one year shall not, individually or in the aggregate, exceed 4.00% of the Borrower’s taxable income for such year;
ii.first, to the Collateral Custodian, the Collateral Administrator and the Securities Intermediary, pro rata, in an amount equal to any accrued and unpaid Collateral Custodian Fees, and second, to the Collateral Manager, in an amount equal to all reasonable and necessary out-of-pocket costs and expenses of the Collateral Manager incurred in connection with any sale of Collateral, not to exceed $75,000 in the aggregate during any calendar year;
i.to pay regular scheduled payments, any fees and reasonable and necessary expenses incurred under any hedge agreement, not to exceed $75,000 in the aggregate per calendar year and, during the Revolving Period, to the payment of any hedge breakage or termination costs owed by the Borrower not to exceed $75,000 in the aggregate per calendar year;
ii.[reserved];
iii.to the Collateral Manager, first, to pay any accrued and unpaid Senior Collateral Manager Fees, and, second, to pay all documented fees and expenses of the Collateral Manager (including reasonable attorney’s fees, costs and expenses), in each case in an aggregate amount with respect to such documented fees and expenses in any rolling 12-month period not to exceed $75,000;
iv.to the Administrative Agent, in an amount equal to any accrued and unpaid fees, expenses and indemnities set forth in the Transaction Documents;
v.to the Administrative Agent to be distributed pro rata to each Lender, in an amount equal to (a) any accrued and unpaid Interest with respect to Advances made by such Lender~~,~~ and (b~~) any accrued and unpaid Minimum Usage Fees (such Minimum Usage Fees to be allocated based~~

~~on the unused Commitment of each Lender), (c~~) any accrued and unpaid Non‑Usage Fee (such Non-Usage Fee to be allocated based on the unused Commitment of each Lender) ~~and (d) any accrued and unpaid Breakage Costs~~;
vi.~~[reserved]~~to make a RIC Tax Distribution to the Transferor;
vii.if a Borrowing Base Deficiency exists, to the Administrative Agent to be distributed pro rata to each Lender to repay Advances, in an amount necessary to reduce the Borrowing Base Deficiency to zero;
viii.to the Collateral Manager to pay out-of-pocket costs and expenses of the Collateral Manager not paid pursuant to clause (2) above;
ix.to Administrative Agent, to be distributed to the affected Lenders, any amounts accrued and unpaid in respect of Increased Costs and Taxes;
x.to the Administrative Agent, to be distributed to the Administrative Agent and each applicable Lender, to pay all other Administrative Expenses of the Administrative Agent and the Lenders, as applicable;
xi.(a) during the Revolving Period, to fund the Unfunded Exposure Account in an amount necessary to cause all amounts in the Unfunded Exposure Account to equal the Aggregate Unfunded Exposure Equity Amount, or (b) after the Revolving Period, to fund the Unfunded Exposure Account in an amount necessary to cause the amounts in the Unfunded Exposure Account to equal the Aggregate Unfunded Exposure Amount;
xii.to the Administrative Agent to be distributed to the Administrative Agent, any applicable Lender, the Collateral Custodian, the Collateral Administrator, the Securities Intermediary, the Indemnified Parties, or the Secured Parties, as applicable, all other fees and amounts then due and owing, including any unpaid Administrative Expenses or Collateral Custodian Fees, any amounts accrued and unpaid under the Fee Letter, Increased Costs, Taxes, indemnities, but other than the principal of Advances Outstanding, then due under this Agreement, including, without limitation, any other Obligations;
xiii.to the Collateral Manager, to pay any accrued and unpaid Subordinated Collateral Manager Fees;
xiv.during the Revolving Period, to be distributed at the discretion of the Collateral Manager (i) to the Principal Collection Account to be used with respect to any Reinvestment of Principal Collections and the acquisition of Loans as permitted by this Agreement, (ii) to ~~repaying~~repay the Advances Outstanding or (iii) to reimburse the Collateral Manager for any unreimbursed amounts paid by the Collateral Manager on the Borrower’s behalf pursuant to this Agreement, to the extent not otherwise reimbursed hereunder; and
xv.any remaining amounts shall be distributed (i) if a Default has occurred and is continuing, to the Interest Collection Account, or (ii) otherwise, to the Borrower or any nominee thereof, which amounts may be used by the Borrower to make Restricted Payments or for any other purpose permitted hereunder.
2.Principal Collections. On each Payment Date, so long as no Event of Default has occurred and is continuing, the Borrower shall direct (which direction shall be deemed given upon receipt by the Collateral Custodian of the related Payment Date Report) the Collateral Custodian to pay pursuant to the latest Payment Date Report (and the Collateral Custodian shall make payment from the Principal Collection Account to the extent of Available Funds, in reliance on the information set forth in such Payment Date Report) to the following Persons, the following amounts in the following order of priority:

i.to the extent not paid pursuant to Section 2.7(a), to the applicable Person, in the order of priority set forth in Section 2.7(a), such amounts payable pursuant to clauses (1) through (14) thereof;
ii.during the Revolving Period, to the Principal Collection Account, to be distributed at the discretion of the Borrower (i) to be used with respect to any Reinvestment of Principal Collections and the acquisition of Loans as permitted by this Agreement or (ii) to ~~repaying~~repay the Advances Outstanding;
iii.to the extent not paid pursuant to Section 2.7(a), to the applicable Person, in the order of priority set forth in Section 2.7(a), such amounts payable pursuant to clauses (15) through (16) thereof;
iv.after the Revolving Period End Date, to the Administrative Agent to be distributed pro rata to the Lenders to repay the Advances until paid in full; and
v.any remaining amounts shall be distributed (i) if a Default has occurred and is continuing, to the Interest Collection Account, or (ii) otherwise, to the Borrower or any nominee thereof.
ii.Alternate Settlement Procedures.
On each Business Day (a) following the occurrence of and during the continuation of an Event of Default or (b) following the declaration of the occurrence, or the deemed occurrence, as applicable, of the Termination Date pursuant to Section 9.2(a), the Borrower (or, after delivery of a Notice of Exclusive Control, the Administrative Agent) shall direct (which direction shall be deemed given upon receipt by the Collateral Custodian of the related Payment Date Report) the Collateral Custodian to pay pursuant to the latest Payment Date Report or such other direction as may be timely given by Administrative Agent (and the Collateral Custodian shall make payment from the Collection Account to the extent of Available Funds, in reliance on the information set forth in such Payment Date Report or such other direction) to the following Persons, the following amounts in the following order of priority:
i.to the Borrower, in respect of Taxes (but excluding all Taxes imposed on net income), registration and filing fees then due and owing by the Borrower (or its direct and indirect equity holders) that are attributable solely to the operations of the Borrower; provided that amounts payable with respect to Taxes, registration and filing fees pursuant to this clause (1) during any one year shall not, individually or in the aggregate, exceed 4.00% of the Borrower’s taxable income for such year, as computed for purposes of the New York City unincorporated business tax;
ii.first, to the Collateral Custodian, the Collateral Administrator and the Securities Intermediary pro, rata, in an amount equal to any accrued and unpaid Collateral Custodian Fees, and second, to the Collateral Manager, in an amount equal to all reasonable and necessary out-of-pocket costs and expenses of the Collateral Manager incurred in connection with any sale of Collateral, not to exceed $75,000 in the aggregate during any calendar year;
iii.to pay regular scheduled payments, any fees and reasonable and necessary expenses incurred under any hedge agreement, not to exceed $75,000 in the aggregate per calendar year and, during the Revolving Period, to the payment of any hedge breakage or termination costs owed by the Borrower not to exceed $75,000 in the aggregate per calendar year;
iv.to the Collateral Manager, first, to pay any accrued and unpaid Senior Collateral Manager Fees and, second, to pay all documented fees and expenses of the Collateral Manager (including reasonable attorney’s fees, costs and expenses), in each case in an aggregate amount with respect to such documented fees and expenses in any rolling 12-month period not to exceed $75,000;

v.to the Administrative Agent, in an amount equal to any accrued and unpaid fees, expenses and indemnities set forth in the Transaction Documents;
vi.to the Administrative Agent to be distributed pro rata to each Lender, in an amount equal to ~~(a) any accrued and unpaid Minimum Usage Fees (such Minimum Usage Fees to be allocated based on the unused Commitment of each Lender), (b)~~ any accrued and unpaid Non‑Usage Fee (such Non-Usage Fee to be allocated based on the unused Commitment of each Lender)~~, and (c) any accrued and unpaid Breakage Costs~~;
vii.to the Administrative Agent to be distributed pro rata to the Lenders to repay any accrued and unpaid Interest with respect to Advances made by such ~~Lender~~Lenders;
viii.to the Administrative Agent to be distributed pro rata to the Lenders to repay the principal on the Advances Outstanding of such Lenders;
i.to make a RIC Tax Distribution to the Transferor;

i.~~(9)~~ to the Administrative Agent to be distributed to the Administrative Agent, any applicable Lender, the Collateral Custodian, the Securities Intermediary, the Collateral Administrator, the Indemnified Parties, or the Secured Parties, as applicable, all other fees and amounts, including any unpaid Administrative Expenses or Collateral Custodian Fees, any amounts accrued and unpaid under the Fee Letter, ~~Breakage Costs,~~ Increased Costs, Taxes, and indemnities, but other than the principal of Advances Outstanding, then due under this Agreement;
ii.~~(10)~~ to the Collateral Manager, to pay any accrued and unpaid Subordinated Collateral Manager Fees; and
iii.~~(11)~~ to the extent the Obligations have been paid in full, any remaining amounts shall be distributed to the Borrower or any nominee thereof.
a.Collections and Allocations.
i.Collections. The Borrower shall promptly identify any Collections received as being on account of Interest Collections or Principal Collections and shall transfer, or cause to be transferred, all Collections received directly by it to the appropriate Account within two (2) Business Days (or, with respect to any Effective Date Participation Interest and in the case of any such Collections received prior to the date that is sixty (60) days after the Effective Date, within ten (10) Business Days) after such Collections are received in accordance with Section 5.1(f). Upon the transfer of Collections to the relevant Account, the Borrower shall segregate Principal Collections and Interest Collections and transfer the same in accordance with Section 5.1(f). On each Reporting Date, the Collateral Manager (on behalf of the Borrower) shall further include a statement in the Borrowing Base Certificate delivered pursuant to Section 5.1(t) as to the amount and type (whether Principal Collections, Interest Collections or other Collections) of all Collections received since the prior Reporting Date, all Principal Collections and Interest Collections on deposit as of such Reporting Date and a detailed aging of each Loan.
ii.Excluded Amounts. The Borrower may withdraw from the Collection Account any deposits thereto constituting Excluded Amounts, provided that the Borrower shall, concurrently with such withdrawal, deliver to the Administrative Agent and each Lender a report setting forth the calculation of such Excluded Amounts in form and substance reasonably satisfactory to the Administrative Agent.
iii.Initial Deposits. On the Funding Date with respect to any Loan, the Borrower will deposit into the Collection Account all Collections, if any, received on or before such Funding Date in respect of Loans being transferred to and included as part of the Collateral on such date.

iv.Investment of Funds. Until the occurrence of an Event of Default, to the extent there are uninvested amounts deposited in the Collection Account, all such amounts shall be invested ~~in~~as fully as practicable in the Standby Directed Investment, or such other Permitted Investments selected by the Borrower on each Payment Date (or pursuant to standing instructions provided by the Borrower); provided that, from and after the occurrence of an Event of Default, to the extent there are uninvested amounts in the Collection Account, all such amounts ~~may~~shall be invested ~~in~~as fully as practicable in the Standby Directed Investment, or such other Permitted Investments selected by the Administrative Agent (which may be standing instructions). Should the Standby Directed Investment (or any such specific Permitted Investment) be unavailable, and in the absence of another proper investment instruction, the Borrower and the Administrative Agent, as applicable, hereby direct that all such amounts be held uninvested. All earnings (net of losses and investment expenses) thereon shall be retained or deposited into the applicable Collection Account and shall be applied on each Payment Date pursuant to the provisions of Section 2.7 and Section 2.8 (as applicable).
v.Unfunded Exposure Account.
1.The Borrower shall not acquire any Delayed Draw Loan or Revolving Loan unless, in each case, immediately after giving effect to such acquisition or issuance, the Borrower shall deposit an amount equal to the Required Funding Amount with respect to such Delayed Draw Loan or Revolving Loan, as applicable, into the Unfunded Exposure Account. Subject to the satisfaction of the Withdrawal Conditions, amounts on deposit in the Unfunded Exposure Account may be withdrawn by the Borrower (x) to fund any draw requests of the relevant Obligors under any Revolving Loan or Delayed Draw Loan or (y) to make a deposit into the Principal Collections Account. Any such withdrawal will be subject to the following conditions (the “Withdrawal Conditions”):
a.after giving effect to any such withdrawal under clause (x) above, no Borrowing Base Deficiency exists; and
b.after giving effect to any such withdrawal under clause (x) or (y) above, the aggregate amount on deposit in the Unfunded Exposure Account is equal to or greater than the aggregate Required Funding Amount with respect to all Loans included in the Collateral.
2.Any draw request made by an Obligor under a Revolving Loan or Delayed Draw Loan, along with wiring instructions for the applicable Obligor, shall be forwarded by the Borrower to the Collateral Custodian (with a copy to the Administrative Agent and the Collateral Administrator) along with an instruction to the Collateral Custodian to withdraw the applicable amount from the Unfunded Exposure Account and a certification that the conditions to fund such draw are satisfied, and the Collateral Custodian shall fund such draw request in accordance with such instructions from the Borrower.
3.If the Borrower shall receive any Principal Collections from an Obligor with respect to a Revolving Loan and, as of the date of such receipt (and after taking into account such repayment), the aggregate amount on deposit in the Unfunded Exposure Account is less than the aggregate Required Funding Amount with respect to all Loans included in the Collateral (the amount of such shortfall, in each case, the “Unfunded Exposure Shortfall”), the Collateral Custodian shall deposit into the Unfunded Exposure Account an amount of such Principal Collections equal to the lesser of (a) the aggregate amount of such Principal Collections and (b) the Unfunded Exposure Shortfall as directed by the Borrower (or Collateral Manager on its behalf).
b.Payments, Computations, Etc.
i.Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Borrower to the Administrative Agent or the other Secured Parties hereunder shall be paid or deposited in accordance with the terms hereof no later than 1:00 p.m. (New York City Time) on the day when due in lawful money of the United States in immediately available funds and any amount not received before such time shall be deemed received on the next Business Day. The Borrower shall, to the extent permitted by law, pay to the Secured Parties interest on all amounts not paid or deposited when due hereunder at the Interest Rate applicable during an Event of Default, payable on demand; provided that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Such interest shall be for the account of the applicable Secured Party. All computations of interest and other fees hereunder shall be made on the basis of a year consisting of 360 days (other than calculations with respect to the Base Rate, which shall be based on a year consisting of 365 or 366 days) for the actual number of days elapsed.
ii.Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of Interest or any fee payable hereunder, as the case may be. To the extent that Available Funds are insufficient on any Payment Date to satisfy the full amount of any Increased Costs pursuant to Section 2.12, such unpaid amounts shall remain due and owing and shall accrue interest at the Interest Rate until repaid in full.
iii.If any Advance requested by the Borrower is not effectuated as a result of the Borrower’s actions or failure to fulfill any condition under Section 3.2 applicable to the Borrower, as the case may be, on the date specified therefor, the Borrower shall indemnify the applicable Lender against any reasonable loss, cost or expense incurred by the applicable Lender, including any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the applicable Lender to fund or maintain such Advance.
iv.If at any time after the Effective Date, the Advances Outstanding hereunder are not allocated among the Lenders in accordance with their respective Pro Rata Shares, the Lenders agree to make such purchases and sales of interests in the Advances Outstanding between themselves so that each Lender is then holding its relevant Pro Rata Share of Advances Outstanding based on their Commitments at such time (such purchases and sales shall be arranged through the Administrative Agent and each Lender hereby agrees to execute such further instruments and documents, if any, as the Administrative Agent may reasonably request in connection therewith), with all subsequent extensions of credit under this Agreement to be made in accordance with the respective Pro Rata Shares, of the Lenders from time to time party to this Agreement as provided herein.
~~(e) Borrower shall have the option to (i) request that any Advance bear interest at Term SOFR or (ii) continue any Advance that bears interest at Term SOFR as an Advance that bears interest at Term SOFR upon the expiration of the applicable Interest Period and the succeeding Interest Period of that continued Advance shall commence on the last day of the Interest Period of the Advance to be continued. Any such election must be made by no later than 12:00 p.m. (New York City Time) on the third (3rd) U.S. Government Securities Business Day prior to (1) the Interest Period of any proposed Advance that bears interest at Term SOFR, or (2) the end of the Interest Period with respect to any Advance that bears interest at Term SOFR to be continued as such. If no election is received with respect to an Advance that bears interest at Term SOFR by no later than 12:00 p.m. (New York City Time) on the third (3rd) U.S. Government Securities Business Day prior to the end of the Interest Period with respect thereto, such Loan shall be converted to a Loan that bears interest at Daily Simple SOFR at the end of its Interest Period. Borrower must make such election by notice to Administrative Agent in writing. In the case of any continuation, such election must be made pursuant to a Notice of Continuation, to the Administrative Agent (with a copy to the Collateral Custodian). Notwithstanding the foregoing, at no time shall there be more than six (6) Advances that bear interest at Term SOFR outstanding.~~

1.~~(f)~~ In the event the Collateral Custodian receives instructions from the Collateral Manager or the Borrower which conflict with any instruction received by the

Administrative Agent, the Collateral Custodian shall rely on and follow the instructions given by the Administrative Agent.
a.Fees.
i.The Collateral Custodian, Collateral Administrator and Securities Intermediary shall be entitled to receive the Collateral Custodian Fee in accordance with Sections 2.7(a)(2), 2.7(b)(1) and 2.8(2), as applicable.
1.On each Payment Date during the Revolving Period and, if applicable, the Payment Date immediately after the end of the Revolving Period, the Borrower shall pay to the Administrative Agent, for the benefit of the Lenders, the allocated portion (based on the unused Commitment of each Lender) of the Non-Usage Fee.

a.Increased Costs; Capital Adequacy; Illegality.
i.If either (i) the introduction of or any change (including any change by way of imposition or increase of reserve requirements) in or in the interpretation of any Applicable Law or (ii) the compliance by an Indemnified Party with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), shall (a) subject an Indemnified Party to any Tax or increased Tax of any kind whatsoever (other than (A) Non-Excluded Taxes that are covered under Section 2.13(a), (B) Excluded Taxes to the extent described in clauses (B), (C) or (D) of the definition of Non-Excluded Taxes, and (C) Connection Income Taxes) with respect to this Agreement or change the basis of taxation of payments to the Lender in respect thereof with respect to its interest in the Collateral, or any right or obligation to make Advances hereunder, or on any payment made hereunder, (b) impose, modify or deem applicable any reserve requirement (including any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Indemnified Party or (c) impose any other condition affecting the ownership interest in the Collateral conveyed to the Secured Parties hereunder or any Indemnified Party’s rights hereunder or under any other Transaction Document, the result of which is to increase the cost to any Indemnified Party or to reduce the amount of any sum received or receivable by an Indemnified Party under this Agreement or under any other Transaction Document, and in each case such Indemnified Party has made a similar determination with respect to other facilities similarly situated other than for the reason of identifiable legal differences between such facilities, then on the Payment Date following demand by such Indemnified Party (which demand shall be accompanied by a statement setting forth the basis for such demand), and in any case the Borrower shall pay directly to such Indemnified Party such additional amount or amounts as will compensate such Indemnified Party for such additional or increased cost incurred or such reduction suffered.
ii.If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or (ii) compliance by any Indemnified Party with any law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority or agency (whether or not having the force of law), including compliance by an Indemnified Party with any request or directive regarding capital adequacy has or would have the effect of reducing the rate of return on the capital of any Indemnified Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Indemnified Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Indemnified Party with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, and in each case such Indemnified Party has made a similar determination with respect to other facilities similarly situated other than for the reason of identifiable legal differences between such facilities, then from time to time, on the Payment Date following demand by such Indemnified Party

(which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Indemnified Party such additional amount or amounts as will compensate such Indemnified Party for such reduction; provided that notwithstanding anything in this Section 2.12(b) to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in law” for the purposes of clause (i) above, regardless of the date enacted, adopted or issued. If the issuance of any amendment or supplement to Interpretation No. 46 or to Statement of Financial Accounting Standards No. 140 by the Financial Accounting Standards Board or any other change in accounting standards, including GAAP, or the issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of the Transferor, the Borrower or any Secured Party with the assets and liabilities of the Administrative Agent or any Lender or shall otherwise impose any loss, cost, expense, reduction of return on capital or other loss, such event shall constitute a circumstance on which such Indemnified Party may base a claim for reimbursement under this Section 2.12.
iii.If as a result of any event or circumstance similar to those described in clause (a) or (b) of this Section 2.12, any Indemnified Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Indemnified Party in connection with this Agreement or the funding or maintenance of Advances hereunder (under other facilities similarly situated other than for the reason of identifiable legal differences between such facilities), then within twenty-two (22) days after demand by such Indemnified Party, the Borrower shall pay to such Indemnified Party such additional amount or amounts as may be necessary to reimburse such Indemnified Party for any amounts payable or paid by it.
iv.In determining any amount provided for in this Section 2.12, the Indemnified Party may use any reasonable averaging and attribution methods. Any Indemnified Party making a claim under this Section 2.12 shall submit to the Borrower a written description as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent manifest error.
v.If a Currency Disruption Event as described in clause (a) of the definition of “Currency Disruption Event” with respect to any Lender occurred, such Lender shall in turn so notify the Borrower, whereupon all Advances Outstanding of the affected Lender in respect of which Interest accrues at the Benchmark shall immediately be converted into Advances Outstanding in respect of which Interest accrues at the Base Rate.
vi.Failure or delay on the part of any Indemnified Party to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of such Indemnified Party’s right to demand or receive such compensation. Notwithstanding anything to the contrary in this Section 2.12, the Borrower shall not be required to compensate an Indemnified Party pursuant to this Section 2.12 for any amounts incurred more than six (6) months prior to the date that such Indemnified Party notifies the Borrower of such Indemnified Party’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such six (6) month period shall be extended to include the period of such retroactive effect.
vii.Each Lender agrees that it will take such commercially reasonable actions as the Borrower may reasonably request that will avoid the need to pay, or reduce the amount of, any increased amounts referred to in this Section 2.12 or Section 2.13; provided that no Lender shall be obligated to take any actions that would, in the reasonable opinion of such Lender, be disadvantageous to such Lender. In no event will Borrower be responsible for increased amounts referred to in this Section 2.12 which relates to any other entities to which any Lender provides financing.
1.The payment of amounts under this Section 2.12 shall be on an after‑Tax basis.
1.Other than with respect to a Benchmark Transition Event (for which reference is made to Section 12.18), if the Administrative Agent reasonably determines (which determination shall be conclusive and binding absent manifest error) that ~~(i)~~ “Daily ~~Simple SOFR” cannot be determined pursuant to the definition thereof or (ii) “Term~~1M SOFR” cannot be determined pursuant to the definition thereof, the Administrative Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, the Borrower may revoke any request for an Advance bearing interest at the applicable Benchmark that cannot be determined pursuant to the foregoing sentence and, failing that, ~~(x) in the case of clause (i) above, all Advances and all Advances Outstanding shall bear interest at Term SOFR plus the Applicable Spread, (y) in the case of clause (ii) above, all Advances and all Advances Outstanding shall bear interest at Daily Simple SOFR plus the Applicable Spread and (z) in the case of the occurrence of clauses (i) and (ii) above,~~ all Advances and all Advances Outstanding shall bear interest at the Base Rate plus the Applicable Spread, in each case, computed as otherwise described herein until the Administrative Agent revokes such notice(s); provided, however, the Administrative Agent may, in consultation with the Borrower and the applicable Lender, establish an alternative interest rate with respect to such Advances during the pendency of such period.
2.If any Lender determines that any applicable law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Advances whose interest is determined by reference to Daily ~~Simple~~1M SOFR or ~~Term SOFR, as applicable, or~~ to determine to charge interest rates based upon Daily ~~Simple~~1M SOFR ~~or Term SOFR, as applicable~~, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), any obligation of such Lender to make or continue Advances that bear interest at Daily ~~Simple~~1M SOFR ~~or Term SOFR, as applicable,~~ shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay (pursuant to Section 2.3(a)) or, if applicable, convert all Advances that bear interest at Daily ~~Simple~~1M SOFR ~~or Term SOFR, as applicable,~~ of such Lender to Advances that bear interest at the Base Rate, on the Payment Date therefor, if such Lender may lawfully continue to maintain such Advances that bear interest at Daily ~~Simple~~1M SOFR ~~or Term SOFR, as applicable,~~ to such day, or immediately, if such Lender may not lawfully continue to maintain such Advances that bear interest at Daily ~~Simple~~1M SOFR ~~or Term SOFR, as applicable~~.
iii.Taxes.
1.Any and all payments by or on behalf of the Borrower under or in respect of this Agreement or any other Transaction Documents to which the Borrower is a party shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest and additions to tax) with respect thereto, whether now or hereafter imposed, levied, collected, withheld or assessed by any taxation authority or other Governmental Authority (collectively, “Taxes”), unless required by law. If any Withholding Agent shall be required under any applicable requirement of law to deduct or withhold any Taxes from or in respect of any sum payable under or in respect of this Agreement or any of the other Transaction Documents to any Secured Party (including for purposes of Section 2.12 and this Section 2.13, any assignee, successor, or participant), (i) then the applicable Withholding Agent shall make all such deductions and withholdings in respect of Taxes, (ii) such Withholding Agent shall pay the full amount deducted or withheld in respect of Taxes to the relevant taxation authority or other Governmental Authority in accordance with any requirement of law, and (iii) to the extent such Taxes are Non-Excluded Taxes, the sum payable by Borrower shall be increased as may be necessary so that after such Withholding Agent has made all required deductions and withholdings of Non-Excluded Taxes (including deductions and withholdings of Non-Excluded Taxes applicable to additional amounts payable under this Section 2.13(a)) such Secured Party receives on the date on which the related payment is due an amount equal to the sum it would have received had no such deductions or withholdings been made. For purposes of this Agreement “Non‑Excluded Taxes” are Taxes other than (A) Taxes that are imposed as a result of a present or former connection between such Secured Party and the jurisdiction imposing such Taxes or any political subdivision thereof, unless such Taxes are imposed solely as a result of such Secured Party having executed, delivered or performed its obligations or received payments under, or enforced, this Agreement or any of the other Transaction Documents (“Other Connection Taxes”), including Other Connection Taxes that are imposed on a Secured Party’s net income (and franchise taxes imposed in lieu thereof and branch profits taxes) by the jurisdiction under the laws of which such Secured Party is organized (or, in the case of any Lender, where its applicable lending office located in) (“Connection Income Taxes”) , (B) Taxes imposed under FATCA, (C) any U.S. federal withholding tax that is imposed on amounts payable to such person at the time such person becomes a party hereto (or designates a new lending office), except to the extent that such person (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to this Section 2.13(a) or (D) Taxes attributable to such person’s failure or inability to comply with Section 2.13(e).
2.In addition, Borrower hereby agrees to pay any present or future stamp, recording, documentary, excise, property or value‑added taxes, or similar taxes, charges or levies that arise from any payment made under or in respect of this Agreement or any other Transaction Document or from the execution, delivery or registration of, any performance under, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Transaction Document other than in connection with an assignment, transfer or sale of a Participation Interest (collectively, “Other Taxes”).
3.Borrower hereby agrees to indemnify each Secured Party for, and to hold it harmless against, the full amount of Non‑Excluded Taxes and Other Taxes, and the full amount of Non-Excluded Taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.13(c) imposed on or paid by such Secured Party and any liability (including penalties, additions to Non-Excluded Taxes, interest and reasonable expenses) arising therefrom or with respect thereto. The indemnity by Borrower provided for in this Section 2.13(c) shall apply and be made whether or not the Non‑Excluded Taxes or Other Taxes for which indemnification hereunder is sought have been correctly or legally asserted. Amounts payable by the Borrower under the indemnity set forth in this Section 2.13(c) shall be paid within ten (10) days from the date on which the applicable Secured Party makes written demand therefor; provided, that the Borrower shall not be obligated to make a payment pursuant to this Section 2.13(c) in respect of penalties, additions to Tax, interest and expenses attributable to any Taxes or Other Taxes, if (i) such penalties, additions to Tax, interest and reasonable expenses are attributable to the failure of the Secured Party to pay to the relevant Governmental Authority amounts received by it from the Borrower in respect of Non-Excluded Taxes and Other Taxes within thirty (30) calendar days after receipt of such amount from the Borrower or (ii) such penalties, additions to Tax, interest and reasonable expenses are attributable to the gross negligence or willful misconduct of the Secured Party.

4.Within thirty (30) days after the date of any payment of Taxes, Borrower (or any Person making such payment on behalf of Borrower) shall furnish to the applicable Secured Party for its own account a certified copy of the original official receipt evidencing payment thereof or other evidence of such payment reasonably satisfactory to the applicable Secured Party.
5.Each Secured Party (including any assignee, successor or participant) shall deliver or cause to be delivered to Borrower whichever of the following is applicable:
a.in the case of a Secured Party that is not a U.S. Tax Person, a complete and executed (x) IRS Form W-8BEN or W-8BEN-E in which such Secured Party claims the benefits of a tax treaty with the United States providing for a zero or reduced rate of withholding (or any successor forms thereto), including all appropriate attachments or (y) IRS Form W-8ECI (or any successor forms thereto) or (z) a complete and executed IRS Form W-8BEN or W-8BEN-E (or any successor forms thereto) and a certificate substantially in the form of Exhibit I (a “Section 2.13 Certificate”); or
b.in the case of a Secured Party that is a U.S. Tax Person, a complete and executed IRS Form W-9 (or any successor forms thereto); or
c.in the case of a Secured Party that (A) is not the beneficial owner, and (B) is not a U.S. Tax Person, (x)(i) a complete and executed IRS Form W‑8IMY (or any successor forms thereto) (including all required documents and attachments) and (ii) a Section 2.13 Certificate, and (y) without duplication, the documents that would be provided by each such beneficial owner pursuant to this Section 2.13(e) if such beneficial owner were a Secured Party, provided, however, that no such documents will be required with respect to a beneficial owner to the extent the actual Secured Party is determined to be in compliance with the requirements for certification on behalf of its beneficial owner as may be provided in applicable U.S. Treasury regulations, or the requirements of this clause (iii) are otherwise determined to be unnecessary, all such determinations under this clause (iii) to be made in the sole discretion of Borrower, provided, however, that the Secured Party shall be provided an opportunity to establish such compliance as reasonable.
Each Secured Party agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower in writing of its legal inability to do so. If the Secured Party provides a form pursuant to clauses (i) through (iii) above and the form provided by the Secured Party at the time such Secured Party first becomes a party to this Agreement or, with respect to a grant of a participation, the effective date thereof, indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be treated as Taxes other than “Non‑Excluded Taxes” (“Excluded Taxes”) and shall not qualify as Non‑Excluded Taxes unless and until such Secured Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate shall be considered Excluded Taxes solely for the periods governed by such form.
1.[Reserved].
2.Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.13 shall survive the termination of this Agreement and the other Transaction Documents. Nothing contained in Section 2.12 or this Section 2.13 shall require any Secured Party to make available any of its tax returns or any other information that it deems to be confidential or proprietary.
3.If a payment made to a Lender under or in respect of this Agreement or any other Transaction Documents would be subject to U.S. Federal withholding tax imposed pursuant to FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall provide to the Administrative Agent and the Borrower, at the time or times prescribed by law and as reasonably requested by the

Administrative Agent or the Borrower, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Administrative Agent or the Borrower as may be necessary for the Administrative Agent or the Borrower to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA and the amount, if any, to deduct and withhold from such payment. Thereafter, each such Lender shall provide additional documentation (i) to the extent documentation previously provided has become inaccurate or invalid or has otherwise ceased to be effective or (ii) as reasonably requested by the Administrative Agent or the Borrower. Solely for purposes of this paragraph (h), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

1.If any Secured Party determines, in its good faith judgment, that it has received or realized a refund (including electing to apply an amount that would otherwise have been refunded as a credit against other liability for Taxes) of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.13 or any reduction of its Tax liabilities or otherwise recovered any amount that is attributable to any deduction or withholding or payment of Taxes with respect to which the Borrower has paid any additional amounts pursuant to this Section 2.13, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.13 with respect to the Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of such Secured Party, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of such Secured Party, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Secured Party in the event such Secured Party is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require such Secured Party to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.
iv.Reinvestment; Discretionary Sales, Substitutions and Repurchases of Loans.
1.Reinvestment. On the terms and conditions hereinafter set forth as certified in writing to the Administrative Agent, Collateral Administrator and the Collateral Custodian, on any date prior to the Revolving Period End Date (in the case of clause (i) below) or the Termination Date (in the case of clause (ii) below), and without limiting the provisions of Section 2.7(a) on each Payment Date, the Borrower may withdraw funds on deposit in the Principal Collection Account for the following purposes:
a.to reinvest such funds in Loans to be pledged hereunder (a “Reinvestment”), so long as (1) all applicable conditions precedent set forth in Section 3.2 have been satisfied, (2) each Loan acquired by the Borrower in connection with such reinvestment shall be an Eligible Loan, (3) no Event of Default has occurred and is continuing and, immediately after giving effect to such Reinvestment, no Default or Event of Default shall have occurred, and (4) immediately after giving effect to such Reinvestment, there shall not exist a Borrowing Base Deficiency; provided that, notwithstanding anything to the contrary set forth in Section 3.2, in the event a Borrowing Base Deficiency shall have existed immediately prior to giving effect to such Reinvestment, the Borrower may effect a Reinvestment so long as, immediately after giving effect to such Reinvestment and any other sale or transfer or other action taken in accordance with Section 2.6 substantially contemporaneous therewith, (x) the Borrowing Base Deficiency is reduced to zero ($0) or (y) such Reinvestment is otherwise approved by the Administrative Agent in its sole discretion and the Assigned Value of any Loan acquired in connection with such Reinvestment shall be set by the Administrative Agent in its sole discretion; or
b.to make payments in respect of the Advances Outstanding at such time in accordance with and subject to the terms of Section 2.3.
Upon the satisfaction of the applicable conditions set forth in Section 2.14(a) (as certified by the Borrower to the Administrative Agent, Collateral Administrator and the Collateral Custodian, and as acknowledged by the Administrative Agent to the Collateral Custodian), the Collateral Custodian will release funds from the Principal Collection Account to the Borrower in an amount not to exceed the lesser of (A) the amount requested by the Borrower and (B) the amount on deposit in the Principal Collection Account on such day.
1.Substitutions. The Borrower may, subject to ~~clauses~~clause (e~~) and (f~~) below, replace any Loan with another Loan (each such sale and reinvestment, a “Substitution”) so long as (i) ~~no Event of Default has occurred and is continuing and, immediately after giving effect to such Substitution, no Default or Event of Default shall have occurred, (ii)~~  each substitute Loan acquired by the Borrower in connection with a Substitution shall be an Eligible Loan, (~~iii~~ii) all applicable conditions precedent set forth in Section 3.2 have been satisfied with respect to each Loan to be acquired by the Borrower in connection with such Substitution and (~~iv) immediately after giving effect to such Substitution, there shall not exist a Borrowing Base Deficiency; provided that, notwithstanding anything to the contrary set forth in Section 3.2, in the event a Borrowing Base Deficiency shall have existed immediately prior to giving effect to such Substitution, the Borrower may effect a Substitution so long as, immediately after giving effect to such Substitution and any other sale or transfer or other action taken in accordance with Section 2.6 substantially contemporaneous therewith, (x) the Borrowing Base Deficiency is reduced to zero ($0) or (y) such Substitution is otherwise approved by the Administrative Agent in its sole discretion and the Assigned Value of any~~ iii) from and after the Revolving Period End Date, the cash principal payment schedule with respect to any substitute Loan acquired by the Borrower in connection with ~~such~~a Substitution shall be ~~set by the Administrative Agent in its sole discretion~~substantially similar to the Loan sold or otherwise transferred in connection with such Substitution.
2.Discretionary Sales. During the Revolving Period, upon notice by the Borrower, unless waived by the Administrative Agent, (with a copy to the Collateral Custodian and the Collateral Administrator), the Borrower shall be permitted, subject to ~~clauses~~clause (e) ~~and (f)~~ below, to sell Loans (or portions thereof, each, a “Discretionary Sale”) ~~so long as (i) no Event of Default has occurred and is continuing and, immediately after giving effect to such Discretionary Sale, no Default or Event of Default shall have occurred, (ii) notwithstanding anything set forth below in Section 2.14¸ immediately after giving effect to such Discretionary Sale, (A) there shall not exist a Borrowing Base Deficiency (or immediately after giving effect to such Discretionary Sale and any other sale or transfer or other action taken in accordance with Section 2.6 substantially contemporaneous therewith, (x) the Borrowing Base Deficiency is reduced to zero ($0), (y) such Discretionary Sale is on terms and conditions that are reasonable and that would be available on an arms‑length basis with third parties, or (z) such Discretionary Sale is otherwise approved by the Administrative Agent in its sole discretion), and (B) the Advances Outstanding as of such date shall not exceed the Availability, and (iii)~~; provided that the Borrower shall make a deposit in the Collection Account in immediately available funds in an amount equal to the net cash price received by the Borrower pursuant to ~~the sale of such Loan is greater than such Loan’s Adjusted Borrowing Value~~any Discretionary Sale promptly upon the Borrower’s receipt of such cash price.
3.Repurchase or Substitution of Warranty Loans. Not later than five (5) Business Days following the earlier of (i) knowledge by the Borrower or the Collateral Manager that any

Loan constitutes a Warranty Loan or (ii) receipt by the Borrower from the Administrative Agent of written notice thereof, the Borrower shall either:
a.cause Transferor to repurchase such Loan and make a deposit to the Collection Account in immediately available funds in an amount equal to (A) the ~~outstanding principal balance~~Outstanding Balance of the related Loan as of the date of the repurchase, multiplied by (B) the Purchase Price, plus, only with respect to the repurchase of Warranty Loans, any expenses or fees with respect to such Loan; provided that the Administrative Agent shall have the right to determine whether the amount so deposited is sufficient to satisfy the foregoing requirements; or
b.substitute for such Warranty Loan a substitute Eligible Loan, provided that all requirements with respect to Substitutions set forth in this Section 2.14 are satisfied.
Upon receipt of written certification from the Borrower certifying to the confirmation of the deposit of the amounts set forth in Section 2.14(d)(i) into the Collection Account or the delivery by the Borrower of a substitute Eligible Loan for each Warranty Loan (the date of such confirmation or delivery, the “Release Date”), such Warranty Loan and related Underlying Assets shall be removed from the Collateral and, as applicable, the substitute Eligible Loan and related Underlying Assets shall be included in the Collateral. On the Release Date of each Warranty Loan, the Collateral Custodian, for the benefit of the Secured Parties, shall automatically and without further action be deemed to release to the Borrower, without recourse, representation or warranty, all the right, title and interest and any Lien of the Administrative Agent, for the benefit of the Secured Parties in, to and under the Warranty Loan and any related Underlying Assets and all future monies due or to become due with respect thereto.
1.Conditions to Sales, Substitutions and Repurchases. Any Discretionary Sale or sale pursuant to a Substitution effected pursuant to this Section 2.14 shall be subject to the satisfaction of the following conditions:
a.the Borrower shall deliver a Borrowing Base Certificate to the Administrative Agent (with a copy to Collateral Custodian and the Collateral Administrator) that gives effect to the contemplation of a Discretionary Sale or sale pursuant to a Substitution;
b.the Borrower shall deliver a list of all Loans to be sold or substituted to the Administrative Agent (with a copy to Collateral Custodian and the Collateral Administrator);
c.the Borrower shall notify the Administrative Agent and Collateral Custodian of any amount to be deposited into the Collection Account in connection with any sale or ~~substitution~~Substitution;
d.as certified in writing to the Administrative Agent (with a copy to Collateral Custodian and the Collateral Administrator) by the Borrower, the representations and warranties contained in Section 4.1 and 4.2 hereof shall continue to be true ~~and~~, correct and complete in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects, and except for those representations and warranties made as of a specific date which are true, correct, and complete as of such date) following any sale or ~~substitution~~Substitution, except to the extent any such representation or warranty relates to an earlier date~~,~~;
e.any repayment of Advances Outstanding in connection with any sale or ~~substitution~~Substitution of Loans hereunder shall comply with the requirements set forth in Section 2.3;
f.as certified in writing to the Administrative Agent by the Borrower, any Discretionary Sale or sale in connection with a Substitution shall be made by the Collateral Manager ~~(~~, on behalf of the Borrower~~)~~, to an unaffiliated third party purchaser or to the Transferor or any Affiliate in a transaction (1) reflecting arms-length market terms and (2) in which the Borrower makes no representations, warranties or covenants and provides no indemnification for the benefit of any other party to such sale (other than that the Borrower has good title thereto, free and clear of all Liens and has the right to sell the related Loan)~~;~~ (and the parties agree that the assignment agreement form attached as an exhibit to the applicable Underlying Instrument (solely to the extent such assignment agreement form (x) is reasonable and customary for a credit facility of the type to which such sale relates and (y) does not contain atypical or unusually burdensome covenants or representations and warranties in respect of the Borrower, in each case, in the Collateral Manager’s reasonable and good faith discretion) shall satisfy this clause (2)); provided that if a Default or Event of Default has occurred and is continuing any Discretionary Sale or sale in connection with a Substitution to an Affiliate of the Borrower shall require the prior written consent of the Administrative Agent in its reasonable discretion; provided further that, the Administrative Agent’s prior written consent shall not be required for any such Discretionary Sale or sale in connection with a Substitution that satisfies the requirement of clause (C) of Section 2.14(e)(vii).
a.(A) no Default or Event of Default shall have occurred and be continuing and, immediately after giving effect to any Discretionary Sale or Substitution, as applicable, no Default or Event of Default shall have occurred; (B) notwithstanding anything set forth in this Section 2.14, immediately after giving effect to any Discretionary Sale or Substitution, as applicable, there shall not exist a Borrowing Base Deficiency; provided that, notwithstanding the foregoing or anything to the contrary set forth in Section 3.2, in the event a Borrowing Base Deficiency shall have existed immediately prior to giving effect to a Discretionary Sale or Substitution, the Borrower may effect such Discretionary Sale or Substitution so long as, immediately after giving effect to such Discretionary Sale or Substitution and any other sale or transfer or other action taken in accordance with Section 2.6 substantially contemporaneous therewith, (x) the Borrowing Base Deficiency shall be reduced to zero ($0) or (y) such Discretionary Sale or Substitution is otherwise approved by the Administrative Agent in its sole discretion; and (C) unless consented to by the Administrative Agent in its sole discretion, (x) the net cash price received by the Borrower pursuant to any Discretionary Sale, shall be greater than the Adjusted Borrowing Value of the Loan sold in connection with such Discretionary Sale and (y) the Adjusted Borrowing Value of the substitute Loan acquired by the Borrower in connection with any Substitution shall be greater than the Adjusted Borrowing Value of the Loan sold or otherwise transferred in connection with such Substitution;

a.~~(vii)~~ the Borrower and Collateral Manager (on behalf of the Borrower) shall pay an amount equal to all ~~Breakage Costs and other~~ accrued and unpaid costs and expenses (including reasonable legal fees) of the Administrative Agent, the Lenders, the Collateral Administrator and the Collateral Custodian in connection with any such sale, ~~substitution~~Substitution or repurchase (including, but not limited to, expenses incurred in connection with the release of the Lien of the Administrative Agent on behalf of the Secured Parties and any other party having an interest in the Loan in connection with such sale, ~~substitution~~Substitution or repurchase); and
b.~~(viii)~~ notwithstanding anything to the contrary, so long as no Event of Default has occurred and is continuing and, immediately after giving effect to such thereto, no Default or Event of Default shall have occurred the Borrower may dispose of any Loan or asset with an Assigned Value equal to zero percent (0%) through a Discretionary Sale, Substitution or otherwise without satisfying any of the foregoing.

1.[Reserved].

1.Notices to Lenders. The Administrative Agent shall provide the Lenders with copies of any notices and, if requested by the Lenders, other materials received by the Administrative Agent pursuant to this Section 2.14 in connection with any sale, ~~substitution~~Substitution, or repurchase of Loans. The Borrower (or Collateral Manager, on its behalf) shall deliver an Officer’s Certificate to the Collateral Custodian, on which it may conclusively rely, to the effect that all conditions precedent to such sale, ~~substitution~~Substitution or repurchase of Loans, as the case may be, have been satisfied.
v.Assignment of the Sale Agreement.
The Borrower hereby assigns to the Administrative Agent, for the ratable benefit of the Secured Parties hereunder, all of the Borrower’s right, title and interest in and to, but none of its obligations under, the Sale Agreement, any Third Party Sale Agreement and any UCC financing statements filed under or in connection therewith to secure the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations of the Borrower arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, absolute or contingent. In furtherance and not in limitation of the foregoing, the Borrower hereby assigns to the Administrative Agent for the benefit of the Secured Parties its right to indemnification under the Sale Agreement and any Third Party Sale Agreement. The Borrower confirms that, following the occurrence and during the continuation of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, shall have the right to enforce the Borrower’s rights and remedies under the Sale Agreement, any Third Party Sale Agreement and any UCC financing statements filed under or in connection therewith for the benefit of the Secured Parties.
i.Defaulting Lenders.
1.Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:
a.That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.1.
b.Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Advance in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Advances under this Agreement; fourth, to the payment of any amounts owing to the Lenders, as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by ~~such~~the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Advances in respect of which that Defaulting Lender has not fully funded its appropriate share, such payment shall be applied solely to pay the Advances of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.16 shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.
2.If the Borrower and the Administrative Agent agree in writing that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of Advances Outstanding of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Shares, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
ii.Mitigation Obligations; Replacement of Lenders.
1.Designation of a Different Lending Office. If any Lender requests compensation under Section 2.12, or requires the Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Advances hereunder or assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgement of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or Section 2.13, as the case may be, in the future and (ii) would not otherwise be disadvantageous to such Lender. Upon receipt of such estimate, the Borrower may approve the proposed designation or assignment, in which case the Lender shall use reasonable efforts to effect the same. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such approved designation or assignment.
2.Replacement of Lenders. If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, or if any Lender is a Defaulting Lender hereunder, or if any Lender does not consent to any amendment or modification (including in the form of a consent or waiver) to the definitions described in Section 12.1(d), (e) or (g) which is approved by the Borrower, the Administrative Agent and the Required Lenders, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.16), all of its interests, rights and obligations under this Agreement and the Transaction Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:
a.such assigning Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
b.in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments thereafter; and
c.such assignment does not conflict with Applicable Law.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
i.Increase of Commitment; Facility Amount.
1.At any time during the Revolving Period, provided that no Event of Default has occurred and is continuing, the Commitment for any Lender may be increased in connection with a corresponding increase in the Facility Amount upon the written request of the Borrower with the prior written consent of the Administrative Agent and such Lender (and with notice to the Collateral Custodian) (an “Increased Commitment”); provided that, (i) following such Increased Commitment, the Facility Amount shall not exceed $250,000,000, and (ii) any ~~Increased Commitment~~increase in the Facility Amount shall be in a minimum amount of $25,000,000. Except for upfront fees payable to Lenders providing any Increased Commitment, any such Increased Commitment shall be on the same terms (including the pricing and maturity date) as, and pursuant to the documentation applicable to, the Commitments provided pursuant to the Agreement as of the Effective Date. Prior to ~~the~~, or on the date of, the effectiveness of any such Increased Commitment, if requested by the Administrative Agent or any increasing Lender, the Borrower shall~~, if requested,~~  execute and deliver to the applicable Lender a revised Note in an aggregate face amount equal to ~~the~~such Lender’s revised Commitment. The Borrower confirms that each Lender, in its sole and absolute discretion, without regard to the value or performance of the ~~Loan~~facility documented hereby or any other factor, may elect not to increase its Commitment. Upon such increase, Annex B hereto shall be deemed to be revised to reflect such increase in ~~such~~each increasing Lender’s Commitment.
2.The Borrower may, with the written consent of the Administrative Agent, add additional Persons as Lenders (with notice to the Collateral Custodian). Each additional Lender shall become a party hereto by executing and delivering to the Administrative Agent and the Borrower a Joinder Supplement and a Transferee Letter.
ii.Termination or Reduction of Commitments.
1.Optional. The Borrower may, upon notice to the Administrative Agent, terminate the unused portion of the Commitments, or from time to time reduce the unused Commitments; provided that (a) each such notice shall be in writing and must be received by the Administrative Agent at least three (3) Business Days prior to the effective date of such termination or reduction, and shall be irrevocable, (b) any such partial reduction shall be in an aggregate amount of $25,000,000 or a larger multiple of $5,000,000 (unless the aggregate amount of unused Commitments is less than $25,000,000, in which case such partial reduction shall be for an amount equal to the aggregate amount of unused Commitments then outstanding), and (c) the Borrower shall not terminate or reduce the Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the total Advances Outstanding would exceed the total Commitments. Unless previously terminated, the Commitments shall automatically terminate on the earlier to occur of the Revolving Period End Date or the Termination Date.
2.Application of Commitment Reductions. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Commitments pursuant to this Section. Upon any reduction of unused Commitments, the Commitment of each Lender shall be reduced by such Lender’s ratable share of the amount of such reduction.

b. CONDITIONS TO THE EFFECTIVE DATE AND ADVANCES
i.Conditions to Effective Date.
No Lender, and none of the Administrative Agent, the Collateral Administrator or the Collateral Custodian shall be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing, by the Administrative Agent:
1.This Agreement and the other Transaction Documents shall have been duly executed by, and delivered to, the parties hereto and thereto, and the Administrative Agent shall have received such other documents, instruments, agreements and legal opinions as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement;
2.The Administrative Agent shall have received satisfactory evidence that the Borrower, the Transferor and the Collateral Manager have obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby;
3.The Borrower and the Collateral Manager shall each have delivered to the Administrative Agent a certification in the form of Exhibit D, and such certification shall, with respect to the Collateral Manager, include a representation that the Collateral Manager has neither incurred nor suffered to exist any Indebtedness as of the Effective Date except as disclosed to the Administrative Agent;
4.The Borrower and the Collateral Manager shall each have delivered to the Administrative Agent a certificate as to whether such entity is Solvent in the form of Exhibit C;
5.The Borrower and Collateral Manager shall have delivered to the Administrative Agent certification that no Default or Event of Default has occurred and is continuing;
6.The Administrative Agent shall have received the executed legal opinion or opinions of Clifford Chance US LLP, counsel to the FS/KKR Parties, covering (A) authority, (B) enforceability of this Agreement and the other Transaction Documents, (C) true sale and non-consolidation matters, (D) UCC, perfection and other closing matters and (E) certain tax matters; in each case, in form and substance acceptable to the Administrative Agent in its reasonable discretion;
7.The Borrower and the Administrative Agent shall have executed the Fee Letter, and the Borrower shall have paid all fees due and unpaid under the Fee Letter;
8.The Borrower, the Collateral Custodian and the Collateral Administrator shall have executed the Collateral Custodian Fee Letter, and the Borrower shall have paid all fees due and unpaid under the Collateral Custodian Fee Letter;
9.Each applicable Lender shall have received a duly executed copy of its Note (to the extent such Note has been requested), in a principal amount equal to the Commitment of the Lender;
10.The Administrative Agent shall have received a secretary’s certificate of each FS/KKR Party (i) that includes a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors, manager(s) or member(s) of such FS/KKR Party, as applicable, authorizing (A) the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, and (B) the borrowings contemplated hereunder, and a certification that such resolutions have not been amended, modified, revoked or rescinded, (ii) that includes a copy of the Governing Documents of such FS/KKR Party and a certification that, except as disclosed therein, there has not been any amendment, modification or supplement to such Governing Documents, (iii) that includes a certification as to the incumbency and signature of the officers of such FS/KKR Party executing any Transaction Document and (iv) that includes certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of such FS/KKR Party (A) in the jurisdiction of its organization and (B) in each other jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (B), where the failure to so qualify could not be reasonably expected to have a Material Adverse Effect, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall be executed by a corporate secretary or Responsible Officer of such FS/KKR Party;
11.The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to personal property of each FS/KKR Party, and bankruptcy and pending lawsuits with respect to the FS/KKR Parties and the results of such search shall be satisfactory to the Administrative Agent;
12.The Administrative Agent shall have received (i) all documentation and other information requested by such Administrative Agent in its sole discretion and/or required by regulatory authorities with respect to the Borrower and the Collateral Manager under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, and (ii) a Beneficial Ownership Certification with respect to the Borrower, in each case, in form and substance reasonably satisfactory to the Administrative Agent;
13.The results of the due diligence procedures, as carried out by the Administrative Agent, are satisfactory to the Administrative Agent, in its reasonable discretion; and
14.The representations and warranties contained in Section 4.1 and Section 4.2 are true ~~and~~, correct and complete in all respects on and as of the Effective Date (other than any representation and warranty that is expressly made as of another specific date which were true, correct, and complete as of such date); and
15.The Administrative Agent shall have received an assignment of the Collateral Manager Agreement between the Borrower and the Collateral Manager, and in form and substance acceptable to the Administrative Agent;
16.All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.
ii.Conditions Precedent to All Advances and Acquisitions of Loans.
Each Loan Advance under this Agreement, each Reinvestment of Principal Collections pursuant to Section 2.14(a)(i) and each acquisition of Loans in connection with a Substitution pursuant to Section 2.14(b) (each, a “Transaction”) shall be subject to the further conditions precedent that:
1.With respect to any Loan Advance, the Collateral Manager on Borrower’s behalf shall have delivered to the Administrative Agent (with a copy to the Collateral Custodian and the Collateral Administrator), by not later than the deadline set forth in Section 2.2(b) (or such shorter period as may be agreed to by the Administrative Agent and each Lender), a Funding Notice in the form of Exhibit A‑1 and a Borrowing Base Certificate with respect to each Loan proposed to be acquired by the Borrower in connection with such Transaction.
2.With respect to any Reinvestment of Principal Collections permitted by Section 2.14(a)(i) and each acquisition of Loans in connection with a Substitution pursuant to Section 2.14(b), the Collateral Manager on Borrower’s behalf shall have delivered to the Administrative Agent (with a copy to the Collateral Custodian and the Collateral Administrator), no later than 12:00 p.m. (New York City Time) on the date of such ~~reinvestment~~Transaction, a Reinvestment Notice in the form of Exhibit A‑3 and a Borrowing Base Certificate, executed by Collateral Manager and on Borrower’s behalf.
3.On the date of such Transaction the following shall be true ~~and~~, correct and complete, and the Borrower and the Collateral Manager shall have certified in the related Borrower’s Notice that all conditions precedent to the requested Transaction have been satisfied and shall thereby be deemed to have certified that:

a.The representations and warranties contained in Section 4.1 and Section 4.2 are true ~~and~~, correct and complete in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (other than any representation and warranty that is expressly made as of another specific date which were true, correct, and complete as of such date);
b.No event has occurred and is continuing, or would result from such Transaction or from the application of proceeds thereof, that constitutes a Default or Event of Default;
c.On and as of such day, immediately after giving effect to such Transaction, the Advances Outstanding does not exceed the Availability (or, to the extent permitted under Section 2.14, that any existing Borrowing Base Deficiency is reduced); and
d.No Applicable Law shall prohibit or enjoin the making of such Advance by any Lender or the proposed acquisition of Loans.
4.(i) With respect to any Loan Advance under this Agreement or any Reinvestment of Principal Collections pursuant to Section 2.14(a)(i), the Revolving Period End Date shall not have occurred and (ii) with respect to any Transaction, the Termination Date shall not have occurred;
5.[Reserved];
6.The Borrower and Collateral Manager shall have delivered to the Administrative Agent (and, if applicable, to Collateral Custodian and the Collateral Administrator) all reports required to be delivered as of the date of such Transaction including all deliveries required by Section 2.2;
7.The Borrower shall have paid all fees then required to be paid and, without duplication of Section 2.11, shall have reimbursed the Lenders, the Collateral Custodian, the Collateral Administrator and the Administrative Agent for all fees, costs and expenses then required to be paid in connection with the closing of the transactions contemplated hereunder and under the other Transaction Documents, including the reasonable attorney fees and any other legal and document preparation costs incurred by the Lenders, the Collateral Custodian, the Collateral Administrator and the Administrative Agent;
8.[Reserved];
9.In connection with each ~~Loan Advance~~Transaction, unless otherwise waived by the Administrative Agent in its sole discretion, (i) the Borrower (or the Collateral Manager on its behalf) shall have delivered to the Collateral Custodian (with a copy to the Administrative Agent and the Collateral Administrator), no later than 11:00 a.m. (New York City Time) on the ~~Advance Date~~date of such Transaction, (a) a Loan Checklist with respect to each Loan proposed to be pledged as Collateral by the Borrower in connection with such Transaction together with the Required Loan Documents described in clause (b)(i) of the definition thereof, (b) in the case of a Noteless Loan (other than an Effective Date Participation Interest), a copy of each transfer document or instrument relating to such Noteless Loan evidencing the assignment of such Noteless Loan to the Borrower and an undated transfer or assignment document or instrument relating to such Noteless Loan, signed by the Borrower, as assignor, and the administrative agent (only in the event such administrative agent is an Affiliate of the Borrower) but not dated and not specifying an assignee and (c) for each Effective Date Participation Interest, a fully executed master participation agreement, in form and substance reasonably satisfactory to the Administrative Agent, which duly effects and evidences each such Participation Interest and evidence of payment or waiver of any fees associated with assigning any such Loan and (ii) within three (3) Business Days following any related Advance Date with respect to any Loan, the Borrower shall deliver all other Required Loan Documents with respect to each Loan pledged as Collateral by the Borrower in connection with such Transaction;
10.The Borrower shall have delivered to the Administrative Agent an Officer’s Certificate (which may be part of the applicable Borrower’s Notice) in form and substance reasonably satisfactory to the Administrative Agent certifying that each of the foregoing conditions precedent has been satisfied (other than such conditions precedent (i) subject to the judgment or satisfaction of the Administrative Agent or any Lender or (ii) otherwise waived); and
11.The Borrower is in compliance with the Minimum Credit Enhancement Amount Test as evidenced by a Borrowing Base Certificate.
iii.Custodianship; Transfer of Loans and Permitted Investments.
1.The Collateral Custodian shall hold all Certificated Securities and Instruments delivered to it as Collateral in accordance with the terms hereof in physical form at the Custody Facilities or at such other location identified to the Administrative Agent and the Borrower. Any successor Collateral Custodian shall be a state or national bank or trust company which is not an Affiliate of the Borrower and which is a Qualified Institution.
2.Each time that the Borrower (or the Collateral Manager on behalf of the Borrower) shall direct or cause the acquisition of any Loan or Permitted Investment, the Borrower shall (or the Collateral Manager on behalf of the Borrower), if such Permitted Investment or, in the case of a Loan, the related promissory note or (with respect to a Noteless Loan) assignment documentation has not already been delivered to the Collateral Custodian in accordance with the requirements set forth in clause (a) of the definition of “Required Loan Documents”, cause the delivery of such Permitted Investment or, in the case of a Loan, the related promissory note or (with respect to a Noteless Loan) assignment documentation in accordance with the requirements set forth in clause (a) of the definition of “Required Loan Documents” to the Collateral Custodian at the Custody Facilities.
3.The Borrower (or the Collateral Manager on behalf of the Borrower) shall direct that the Collateral Custodian cause all Collateral acquired by the Borrower that constitutes Financial Assets to be credited to the Collateral Account, and shall cause all Loans and Permitted Investments acquired by the Borrower to be delivered to the Collateral Custodian or the Collateral Custodian, as applicable, by one of the following means (and shall take any and all other actions necessary to create and perfect in favor of the Administrative Agent a valid security interest in each Loan and Permitted Investment, which security interest shall be senior to that of any other creditor of the Borrower (whether now existing or hereafter acquired) (other than pursuant to Permitted Liens)):
a.in the case of an Instrument or a Certificated Security represented by a Security Certificate in registered form by having it Indorsed to the Collateral Custodian or in blank by an effective Indorsement or registered in the name of the Administrative Agent and by (A) delivering such Instrument to the Collateral Custodian or delivering such Security Certificate to the Collateral Custodian at the Custody Facilities (or at such other location identified to the Administrative Agent and the Borrower) and (B) causing the Collateral Custodian to maintain (on behalf of the Administrative Agent) continuous possession of such Instrument or Security Certificate at the Custody Facilities (or at such other location identified to the Administrative Agent and the Borrower);
b.in the case of an Uncertificated Security, by (A) causing the Administrative Agent to become the registered owner of such Uncertificated Security and (B) causing such registration to remain effective;
c.in the case of any Security Entitlement, by causing each such Security Entitlement to be credited to a Securities Account in the name of the Borrower pursuant to the Account Control Agreement; and

d.in the case of General Intangibles (including any Loan or Permitted Investment not evidenced by an Instrument) by filing, maintaining and continuing the effectiveness of, a financing statement naming the Borrower as debtor and the Administrative Agent as secured party and describing the Loan or Permitted Investment (as the case may be) as the collateral at the filing office of the Secretary of State of the State of Delaware (it being understood that a UCC financing statement describing the collateral as “all assets of the Borrower” or words of similar effect will be deemed to satisfy the requirements of this clause (iv) in the case of any General Intangibles to be delivered by the Borrower).
The security interest of the Administrative Agent in any Collateral disposed of in a transaction permitted by this Agreement shall, immediately and without further action on the part of the Administrative Agent, be released and the Collateral Custodian shall immediately release such Collateral to, or as directed by, the Borrower.
1.
c. REPRESENTATIONS AND WARRANTIES
i.Representations and Warranties of the Borrower.
The Borrower represents and warrants as follows as of the Effective Date, each Funding Date, and as of each other date provided under this Agreement or the other Transaction Documents on which such representations and warranties are required to be (or deemed to be) made:
1.Organization and Good Standing. The Borrower has been duly organized, and is validly existing as a limited liability company in good standing, under the laws of the State of Delaware, with all requisite limited liability company power and authority to own or lease its properties and conduct its business as such business is presently conducted, and had at all relevant times, and now has all necessary power, authority and legal right to acquire, own and sell the Collateral.
2.Due Qualification. The Borrower is (i) duly qualified to do business and is in good standing as a limited liability company in its jurisdiction of formation, and (ii) has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be so qualified, licensed or approved could not reasonably be expected to have a Material Adverse Effect.
3.Power and Authority; Due Authorization; Execution and Delivery. The Borrower (i) has all necessary limited liability company power, authority and legal right to (a) execute and deliver each Transaction Document to which it is a party, and (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary limited liability company action, the execution, delivery and performance of each Transaction Document to which it is a party and the transfer and assignment of an ownership and security interest in the Collateral on the terms and conditions herein provided. This Agreement and each other Transaction Document to which the Borrower is a party have been duly executed and delivered by the Borrower.
4.Binding Obligation. Each Transaction Document to which the Borrower is a party constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and by general principles of equity.
5.No Violation. The consummation of the transactions contemplated by each Transaction Document to which it is a party and the fulfillment of the terms thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Governing Documents of the Borrower or any Contractual Obligation of the Borrower, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Borrower’s properties pursuant to the terms of any such Contractual Obligation, or (iii) violate any Applicable Law.
6.Agreements. The Borrower is not a party to any agreement or instrument or subject to any ~~corporate~~limited liability company restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect. The Borrower is not a party to or otherwise subject or has any of its property that is subject to any indenture or other agreement or instrument evidencing Indebtedness of the Borrower, or any other agreement or instrument where a default could reasonably be expected to result in a Material Adverse Effect.
7.No Proceedings. (i) As of the Effective Date, there is no litigation, proceeding or investigation pending or, to the knowledge of the Borrower, threatened against the Borrower, before any Governmental Authority and as of any date thereafter, and, (ii) as of any date thereafter, there is no litigation, proceeding or investigation pending or, to the knowledge of the Borrower, threatened against the Borrower, before any Governmental Authority (x) asserting the invalidity of any Transaction Document to which the Borrower is a party, (y) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document to which the Borrower is a party or (z) that could reasonably be expected to have Material Adverse Effect.
8.All Consents Required. All approvals, authorizations, consents, orders, licenses, filings or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Borrower of each Transaction Document to which the Borrower is a party have been obtained, except where the failure to obtain such approval, authorization, consent, order, license, filing or other action could not reasonably be expected to have a Material Adverse Effect.
9.[Reserved].
10.Solvency. The Borrower is not the subject of any Insolvency Proceedings or Insolvency Event. The transactions under the Transaction Documents to which the Borrower is a party do not and will not render the Borrower not Solvent.
11.Taxes.
a.The Borrower is and has always been treated as a disregarded entity of Transferor for U.S. federal income tax purposes and no election has been filed by the Borrower to be treated as a corporation for U.S. federal income tax purposes. The Borrower will, unless otherwise required by applicable law, treat the Advances and Notes as indebtedness for U.S. federal income tax purposes.
b.Each of the Borrower, the Transferor has timely filed or caused to be timely filed (taking into account valid extensions of the time for filing) all material Tax returns required to be filed by it and has timely paid all material Taxes due, except Taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves in accordance with GAAP.
12.Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein or in the other Transaction Documents (including the use of the proceeds from the transfer of the Collateral) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Borrower does not own or intend to carry or purchase, and no proceeds from the Advances will be used to carry or purchase, any “margin stock” within the meaning of Regulation U or to extend “purpose credit” within the meaning of Regulation U.
13.Security Interest.
a.This Agreement creates a valid and continuing security interest (as defined in the UCC as in effect from time to time in the State of New York) in the Collateral in favor of the Administrative Agent, on behalf of the Secured Parties, which security interest is validly perfected under Article 9 of the UCC and is prior to all other Liens other than Permitted Liens, and is enforceable as such against creditors of and purchasers from the Borrower;
b.~~This~~this Agreement constitutes a security agreement within the meaning of Section 9‑102(a)(73) of the UCC as in effect from time to time in the State of New York.

c.the Collateral is comprised of “instruments”, “general intangibles”, “certificated securities”, “security entitlements”, “uncertificated securities”, “deposit accounts”, “securities accounts”, “investment property” and “proceeds” (each as defined in the applicable UCC) and such other categories of collateral under the applicable UCC as to which the Borrower has complied with its obligations under Section 4.1(m)(i);
d.with respect to Collateral that constitutes Deposit Accounts:
i.the Borrower has taken all steps necessary to enable the Administrative Agent to obtain “control” (within the meaning of the UCC as in effect from time‑to‑time in the State of New York) with respect to each such Account; and
ii.such Accounts are not in the name of any Person other than the Borrower, subject to the Lien of the Administrative Agent. The Borrower has not instructed the depository bank of any Account to comply with the instructions of any Person other than the Administrative Agent; provided that, until the Administrative Agent delivers a Notice of Exclusive Control, the Borrower and the Collateral Manager may cause cash in such Accounts to be invested in Permitted Investments, and the proceeds thereof to be distributed in accordance with this Agreement.
e.with respect to Collateral that constitutes Security Entitlements:
i.all of such Security Entitlements have been credited to an Account that is a Securities Account and the securities intermediary for each such Securities Account has agreed to treat all assets credited to such Account as Financial Assets within the meaning of the UCC as in effect from time‑to‑time in the State of New York;
ii.the Borrower has taken all steps necessary to enable the Administrative Agent to obtain “control” (within the meaning of the UCC as in effect from time‑to‑time in the State of New York) with respect to each Account that is a Securities Account; and
iii.the Accounts that are Securities Accounts are not in the name of any Person other than the Borrower, subject to the Lien of the Administrative Agent. The Borrower has not instructed the securities intermediary of any Account that is a Securities Account to comply with the entitlement order of any Person other than the Administrative Agent; provided that, until the Administrative Agent delivers a Notice of Exclusive Control, the Borrower and the Collateral Manager may cause cash in the Accounts that are Securities Accounts to be invested in Permitted Investments, and the proceeds thereof to be distributed in accordance with this Agreement.
f.all Accounts (other than the Collateral Account) constitute “deposit accounts” as defined in Section 9-102 of the UCC as in effect from time‑to‑time in the State of New York and the Collateral Account constitutes a “securities account” as defined in the Section 8‑501(a) of the UCC as in effect from time‑to‑time in the State of New York;
g.the Borrower owns and has good and marketable title to the Collateral free and clear of any Lien of any Person (other than Permitted Liens);
h.the Borrower has received all consents and approvals required by the terms of any Loan to the granting of a security interest in the Loans hereunder to the Administrative Agent, on behalf of the Secured Parties;
i.the Borrower has taken all necessary steps to authorize the Administrative Agent to file all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in that portion of the Collateral in which a security interest may be perfected by filing pursuant to Article 9 of the UCC as in effect in the Borrower’s jurisdiction of organization;
j.upon the delivery to the Collateral Custodian of all Collateral constituting “instruments” and “certificated securities” (as defined in the UCC as in effect from time to time in the jurisdiction where the Collateral Custodian’s Custody Facilities is located), the crediting of all Collateral that constitutes Financial Assets (as defined in the UCC as in effect from time to time in the State of New York) to an Account and the filing of the financing statements described in this Section 4.1(m) in the jurisdiction in which the Borrower is located, such security interest shall be a valid and first priority (subject to Permitted Liens) perfected security interest in that portion of the Collateral in which a security interest may be created under Article 9 of the UCC as in effect from time to time in the State of New York;
k.other than Permitted Liens, the Borrower has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Collateral. The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of any collateral included in the Collateral other than any financing statement (A) relating to the security interest granted to the Borrower under the Sale Agreement or any Third Party Sale Agreement, as applicable, or (B) that has been terminated and/or fully and validly assigned to the Administrative Agent on or prior to the date hereof. There are no judgments or tax lien filings against the Borrower;
l.all original executed copies of each underlying promissory note that constitute or evidence each Loan have been or, subject to the delivery requirements contained herein, will be delivered to the Collateral Custodian;
m.none of the underlying promissory notes that constitute or evidence the Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Administrative Agent on behalf of the Secured Parties;
n.with respect to Collateral that constitutes a “certificated security,” such certificated security has been delivered to the Collateral Custodian on behalf of the Administrative Agent and, if in registered form, has been specially Indorsed to the Collateral Custodian or in blank by an effective Indorsement or has been registered in the name of the Administrative Agent upon original issue or registration of transfer by the Borrower of such certificated security; and
o.with respect to Collateral that constitutes an Uncertificated Security, the Borrower has caused the Administrative Agent to gain “control” of such Collateral pursuant to Section 8-106(c) of the UCC and such control remains effective.
14.Reports Accurate. All information, exhibits, financial statements, documents, books, records or reports relating to the Borrower furnished or to be furnished by or on behalf of the Borrower to the Administrative Agent, the Collateral Custodian, the Collateral Administrator or any Lender by any FS/KKR Party in connection with this Agreement are true, complete and correct in all material respects when taken as a whole (or, (A) in the case of general economic data, industry information or information, or if not prepared by or under the direction of the Borrower, true and correct in all material respects as of the date furnished, when taken as a whole to the knowledge of the Borrower after reasonable inquiry or (B) in the case of any projections and forward-looking information, such has been prepared in good faith and is reasonable in light of information available to Borrower at the relevant time after reasonable inquiry).
15.Location of Offices. The Borrower’s location (within the meaning of Article 9 of the UCC) is, and at all times has been, the State of Delaware. Except as set forth on Schedule I hereto, the Borrower has not changed its name (whether by amendment of its certificate of formation, by reorganization or otherwise) or its jurisdiction of organization and has not changed its location within the four (4) months preceding the Effective Date, in each case other than any change of name or other corporate change for which notice has been duly provided pursuant to Section 5.1(o)(vii).
16.Legal Name. Each FS/KKR Party’s exact legal name is, and, except as specified on Schedule I hereto, at all times has been the name as set forth on Schedule I hereto.
17.Sale Agreement. The Sale Agreement is the only agreement pursuant to which the Borrower purchases Collateral from the Transferor or any of its Affiliates.
18.Value Given. The Borrower has given reasonably equivalent value to the Transferor or the applicable third party seller of each Loan in consideration for the transfer to the Borrower of each Loan, and no such transfer has been made for or on account of an antecedent debt, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.
19.Accounting. The Borrower accounts for the transfers to it of interests in Collateral as sales of such Collateral for financial accounting purposes and for legal purposes on its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein.
20.Special Purpose Entity. The Borrower has not and shall not:
a.engage in any business or activity other than the purchase, receipt and management of Collateral, the transfer and pledge of Collateral pursuant to the terms of the Transaction Documents, the sale of Collateral as permitted hereunder, the entry into and the performance under the Transaction Documents and such other activities as are incidental thereto;
b.acquire or own any assets other than (a) the Collateral or (b) incidental property as may be necessary for the operation of the Borrower and the performance of its obligations under the Transaction Documents;
c.merge into or consolidate with any Person or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets (other than in accordance with the provisions hereof), without in each case first obtaining the prior written consent of the Administrative Agent, or except as permitted by this Agreement, change its legal structure, or jurisdiction of formation;
d.fail to preserve its existence as an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, amend, modify, terminate or fail to comply with the provisions of its ~~partnership~~operating agreement except as otherwise permitted pursuant to Section 5.2(h), or fail to observe limited liability company formalities;
e.form, acquire or own any Subsidiary, own any equity interest in any other entity (other than any Equity Security received in exchange for a defaulted Loan or portion thereof in connection with an insolvency, bankruptcy, reorganization, debt restructuring or workout of the Obligor thereof), or make any Investment in any Person (other than Permitted Investments) without the prior written consent of the Administrative Agent;
f.commingle its assets with the assets of any of its Affiliates, or of any other Person;
g.incur any Indebtedness, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than Indebtedness to the Secured Parties hereunder or in conjunction with a repayment of all Advances owed to the Lenders and a termination of all the Commitments;
h.fail to pay its debts and liabilities from its assets as the same shall become due;
i.fail to maintain its records, books of account and bank accounts separate and apart from those of any other Person;
j.enter into any contract or agreement with any Person, except (a) the Transaction Documents and (b) other contracts or agreements that are upon terms and conditions that are commercially reasonable and that would be available on an arms‑length basis with third parties other than such Person;
k.seek its dissolution or winding up in whole or in part;
l.fail to correct any known misunderstandings regarding the separate identity of the Borrower, the Transferor or any other Person;
m.except as provided in this Agreement, guarantee, become obligated for, or hold itself out to be responsible for the debt of another Person;
n.fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name in order not (a) to mislead others as to the identity of the Person with which such other party is transacting business, or (b) to suggest that it is responsible for the debts of any third party (including any of its principals or Affiliates);
o.fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;
p.~~[Reserved]~~divide or permit any division of the Borrower;
q.except as may be required or permitted by the Code and regulations or other applicable state or local tax law, hold itself out as or be considered as a department or division of (a) any of its principals or Affiliates, (b) any Affiliate of a principal or (c) any other Person;
r.fail to maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person and not have its assets listed on any financial statement of any other Person; provided, however, that the Borrower’s assets may be included in a consolidated financial statement of its Affiliate provided that (a) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of the Borrower from such Affiliate and to indicate that the Borrower’s assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (b) such assets shall also be listed on the Borrower’s own separate balance sheet;
s.fail to pay its own liabilities and expenses only out of its own funds;
t.fail to maintain a sufficient number of employees, if any, in light of its contemplated business operations or to pay the salaries of its own employees, if any;
u.acquire the obligations of or securities issued by its Affiliates or members, it being understood that this clause (xxi) shall not prevent the Borrower from acquiring Loans from the Transferor;
v.guarantee any obligation of any person, including an Affiliate;
w.fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate;
x.fail to use separate invoices and checks bearing its own name;
y.pledge its assets for the benefit of any other Person, other than with respect to payment of the indebtedness to the Secured Parties hereunder;
z.other than prior to the Effective Date. (A) fail at any time to have at least one (1) independent member (the “Special Member”) which shall be a natural Person approved by Administrative Agent in its sole discretion, which member must, in each such instance, be a Person who has prior experience as an independent director, independent manager or independent member with at least three years of employment experience and who is provided by CT Corporation, Corporation Service Company, Global Securitization Services, National Registered Agents, Inc., Wilmington Trust Company, Stewart Management Company, Lord Securities Corporation or, if none of those companies is then providing professional Special Members, another nationally recognized company reasonably approved by the Lenders, in each case that is not an Affiliate of the Borrower and that provides professional Special Members and other corporate services in the ordinary course of its business, and which individual is duly appointed as a Special Member and is not, and has never been, and will not while serving as Special Member be, any of the following: (w) a member, partner, equityholder, manager, director, officer or employee of the Borrower or any of its equityholders or Affiliates (other than as a Special Member of the Borrower or any of its equityholders or Affiliates that is required by a creditor to be a single purpose bankruptcy remote entity); (x) a creditor, supplier or service provider (including provider of professional services) to the Borrower or any of its equityholders or Affiliates (other than a nationally recognized company that routinely provides professional Special Members and other corporate services to the Borrower or any of its equityholders or Affiliates in the ordinary course of business); (y) a family member of any such member, partner, equityholder, manager, director, officer, employee, creditor, supplier or service provider; or (z) a Person that controls (whether directly, indirectly or otherwise) any of (w), (x) or (y) above; provided that the Borrower shall have ten (10) Business Days to replace any Special Member with a person approved by Administrative Agent in its sole discretion upon the death, resignation or incapacitation of the current Special Member; or (B) fail to ensure that all limited liability company action relating to the selection, maintenance or replacement of the Special Member during the Covenant Compliance Period shall require the written consent of the Administrative Agent. A natural person who otherwise satisfies the foregoing definition and satisfies subparagraph (w) by reason of being the Special Member of a “special purpose entity” affiliated with the Borrower shall be qualified to serve as a Special Member of the Borrower, provided that the fees that such individual earns from serving as Special Member of affiliates of the Borrower in any given year constitute in the aggregate less than five percent (5.00%) of such individual’s annual income for that year;
aa.fail to provide that the unanimous consent of all members (including the consent of the Borrower’s Special Member) is required for the Borrower to (a) institute proceedings to be adjudicated bankrupt or insolvent, (b) institute or consent to the institution of bankruptcy or insolvency proceedings against it, (c) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, (d) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Borrower, (e) make any assignment for the benefit of the Borrower’s creditors, (f) admit in writing its inability to pay its debts generally as they become due, or (g) take any action in furtherance of any of the foregoing; or
ab.fail to file its own tax returns separate from those of any other Person, except to the extent that the Borrower is treated as a “disregarded entity” for tax purposes and is not required to file tax returns under applicable law, and pay any taxes required to be paid under applicable law.
21.Beneficial Ownership Certification. As of the Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all material respects.
22.Investment Company Act. The Borrower is not required to register as an “investment company” under the 1940 Act, and is not “controlled by” an entity required to register as an “investment company” under the 1940 Act.
23.ERISA. The Borrower (i) does not maintain, nor are any employees of the Borrower permitted to participate in, an “employee pension benefit plan,” as such term is defined in Section 3 of ERISA which is subject to Title IV of ERISA (a “Pension Plan”) and (ii) has no underlying assets which constitute “plan assets” within the Plan Asset Rules.

24.Compliance with Law. The Borrower has complied in all respects with all Applicable Law to which it may be subject, and no item of Collateral contravenes any Applicable Law, in each case, except for instances of non-compliance or contravention that could not reasonably be expected to have a Material Adverse Effect.
25.No Material Adverse Effect. Except as previously disclosed to the Administrative Agent, no event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect on any FS/KKR Party since the last Reporting Date.
26.Amendments. No Loan has been amended, modified or waived since the Effective Date or the related Funding Date, as the case may be, except for amendments, modifications or waivers, if any, to such Loan otherwise permitted under Section 6.4(a) and in accordance with the Collateral Manager Standard.
27.Full Payment. As of the date of the Borrower’s acquisition thereof, the Borrower has no knowledge of any fact which would reasonably lead it to expect that any Loan will not be repaid by the relevant Obligor in full.
1.Sanctions; Anti-Money Laundering Laws; and Anti-Corruption Laws. Neither the Borrower nor any Affiliate of the Borrower is a Sanctioned Person or otherwise identified on any list maintained by the Office of Foreign Asset Control of the U.S. Department of the Treasury or such other list or such similar lists relating to Sanctions. The Borrower maintains or is otherwise subject to policies and procedures reasonably designed to ensure compliance with Anti-Money Laundering Laws and Anti-Corruption Laws.

~~(bb) [Reserved].~~

~~(cc) USA Patriot Act. Neither the Borrower nor any Affiliate of the Borrower is (i) a country, territory, organization, person or entity named on an Office of Foreign Asset Control (OFAC) list; (ii) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a “Non‑Cooperative Jurisdiction” by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction; (iii) a “Foreign Shell Bank” within the meaning of the USA Patriot Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (iv) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Sections 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns.~~

The representations and warranties in Section 4.1(m) shall survive the termination of this Agreement and such representations and warranties may not be waived by any party hereto without the consent of the Administrative Agent.
a.Representations and Warranties of the Borrower Relating to the Agreement and the Collateral.
The Borrower represents and warrants as follows as of the Effective Date, each Funding Date, and as of each other date provided under this Agreement or the other Transaction Documents on which such representations and warranties are required to be (or deemed to be) made:
i.Eligibility of Collateral. The Borrower has conducted such due diligence and other review as it considered necessary with respect to the Loans set forth on the Loan List. As of the Effective Date and each Funding Date, (i) the Loan List and the information contained in each Funding Notice delivered pursuant to Section 2.2, is an accurate and complete listing of all Loans included in the Collateral as of the related Funding Date and the information contained therein with respect to the identity of such Loans and the amounts owing thereunder is true, correct and complete as of the related Funding Date, (ii) each such Loan included in the Borrowing Base is an Eligible Loan, (iii) each Loan included in the Collateral is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Applicable Laws and (iv) with respect to each Loan included in the Collateral, all consents, licenses, approvals or authorizations of or registrations or declarations of any Governmental Authority or any Person required to be obtained, effected or given by the Borrower in connection with the transfer of an ownership interest or security interest in such Collateral to the Administrative Agent as agent for the benefit of the Secured Parties have been duly obtained, effected or given and are in full force and effect.
ii.No Fraud. Each Loan was originated without any fraud or material misrepresentation by the Borrower or its Affiliates or to the knowledge of the Borrower or its Affiliates, of the related Obligors.
b.[Reserved].
c.Representations and Warranties of the Collateral Custodian.
The Collateral Custodian represents and warrants as follows:
i.Organization; Power and Authority. It is a duly organized and validly existing national banking association in good standing under the laws of the United States. It has full ~~corporate~~requisite power, authority and legal right to execute, deliver and perform its obligations as Collateral Custodian under this Agreement.
ii.Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary association action on its part, either in its individual capacity or as Collateral Custodian as the case may be.
iii.No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its ~~articles of incorporation or bylaws~~constitutional documents or any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Collateral Custodian is a party or by which it or any of its property is bound.
iv.No Violation. The execution and delivery of this Agreement, the performance of the Transactions contemplated hereby to be performed by it and the fulfillment of the terms hereof applicable to it will not conflict with or violate, in any material respect, any Applicable Law as to the Collateral Custodian.
v.All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Collateral Custodian required in connection with the execution and delivery of this Agreement, the performance by the Collateral Custodian of the transactions contemplated hereby and the fulfillment by the Collateral Custodian of the terms hereof have been obtained.
vi.Validity, Etc. The Agreement constitutes the legal, valid and binding obligation of the Collateral Custodian, enforceable against the Collateral Custodian in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity).
~~Section 4.5 Section 4.5~~
Section 4.5
~~[Reserved].[Reserved].~~[Reserved]
[Reserved]

A. GENERAL COVENANTS
a.Affirmative Covenants of the Borrower.
During the Covenant Compliance Period:
i.Compliance with Laws. The Borrower will comply in all material respects with all Applicable Laws, including those with respect to the Collateral or any part thereof, except for instances of non-compliance that could not reasonably be expected to have a Material Adverse Effect.
ii.Preservation of Company Existence. The Borrower will (i) preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its formation, (ii) qualify and remain qualified in good standing (to the extent such concept exists in such jurisdiction) as a limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect and (iii) maintain the Governing Documents of the Borrower in full force and effect and shall not amend the same without the prior written consent of the Administrative Agent except as permitted under Section 5.2(h).
iii.Performance and Compliance with Collateral. The Borrower will, at its expense, timely and fully perform and comply (or cause the Transferor or any third party seller to perform and comply pursuant to the Sale Agreement or any Third Party Sale Agreement, as applicable) with all provisions, covenants and other promises required to be observed by it under the Collateral, the Transaction Documents and all other agreements related to such Collateral.
iv.Keeping of Records and Books of Account; Inspection Rights.
1.The Borrower will keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities. The Borrower, the Transferor and the Collateral Manager will permit representatives and agents of the Administrative Agent or the Collateral Administrator to visit and inspect any of its properties or the properties of its Affiliates, to examine it and its Affiliates corporate, financial and operating records relating to the Collateral, the Eligible Loans, and make copies of the Required Loan Documents, and to discuss its affairs, finances and accounts with its directors and officers (provided, that (i) representatives of such Person may be present at any such discussion and (ii) any third party’s confidential information subject to a confidentiality agreement with a FS/KKR Party that prohibits the disclosure of such third party’s information to Administrative Agent may be redacted from the information provided to Administrative Agent pursuant to this Section 5.1(d), all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable (and in any event not less than two (2) Business Days’) advance written notice from Administrative Agent to such Person; provided, that when an Event of Default exists the Administrative Agent (or any representative or agent thereof) may do any of the foregoing at any time and without advance notice (other than discussions with auditors and other third parties, for which reasonable prior notice shall still be required); provided, further, that so long as no Event of Default shall have occurred and be continuing (at which time no limits shall apply), (x) no more than two (2) such inspections or audits shall be conducted in any one year and (y) the Borrower shall not be obligated to reimburse Administrative Agent for more than one (1) inspection or audit in any calendar year.
2.In connection with the foregoing paragraph, Administrative Agent (through any of its officers, employees, or agents) shall have the right, from time to time hereafter (i) at any time that an Event of Default has occurred and is continuing and following delivery of notice of acceleration of the Obligations hereunder, but solely after a failure of the Collateral Manager to make any such notifications or communications within 10 Business Days of Administrative Agent’s written demand therefor, to the extent the Borrower has such right under the applicable Underlying Instruments, to communicate directly with any and all of the Borrower’s account debtors and Obligors to verify the existence and terms thereof; provided that the Administrative Agent has given the Borrower prior notice of its intention to do so; and (ii) from time to time, upon reasonable advance notice, to audit the Collateral, or any portion thereof, in order to verify any FS/KKR Party’s financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral; and each of Transferor and the Borrower shall, and shall cause the Collateral Manager to permit any designated representative of Administrative Agent to visit and inspect any of the properties of Transferor, the Borrower or the Collateral Manager, as applicable, to inspect and to discuss their respective finances and any of their respective properties and Collateral, during normal business hours. The Borrower shall reimburse Administrative Agent for any expense incurred in the exercise of the foregoing provisions. Audit fees and other charges for the inspections contemplated in this Section 5.1(d) shall be as follows: (a) a fee of $1,000.00 per day, per auditor, plus reasonable and documented out-of-pocket expenses for each field audit of Transferor, the Borrower or any other FS/KKR Party or Person performed by personnel employed by Administrative Agent, and (b) the reasonable and documented out-of-pocket charges and expenses paid or incurred by Administrative Agent if it elects to employ the services of one or more third Persons to perform field audits of Transferor, Borrower, any other FS/KKR Party or the Collateral Manager or to appraise the Collateral, or any portion thereof; provided, that so long as no Event of Default shall have occurred and be continuing, (x) the Borrower shall not be obligated to reimburse Administrative Agent for more than one (1) field audit or appraisal of the Collateral, in either case, in any calendar year and (y) no more than two (2) such field audits and appraisals shall be conducted in any one year. For purposes of clarity, any Lender or its designated representatives having requested to attend in the case of physical inspections may, at such Lender’s expense, accompany Administrative Agent in the case of such physical inspections.
v.Protection of Interest in Collateral. With respect to the Collateral acquired by the Borrower, the Borrower will (i) acquire such Collateral pursuant to and in accordance with the terms of the Sale Agreement or directly from a third party pursuant to a Third Party Sale Agreement and (ii) at the Borrower’s expense, take all action necessary to perfect, protect and more fully evidence the Borrower’s ownership of such Collateral free and clear of any Lien, including (a) with respect to the Loans and that portion of the Collateral in which a security interest may be perfected by filing and maintaining (at the Borrower’s expense), effective financing statements against the Obligor in all necessary or appropriate filing offices, (including any amendments thereto or assignments thereof) and filing continuation statements, amendments or assignments with respect thereto in such filing offices, (including any amendments thereto or assignments thereof) and (b) executing or causing to be executed such other instruments or notices as may be necessary or appropriate.
vi.Deposit of Collections.
1.The Borrower shall, or cause the Collateral Manager to, instruct each Obligor or relevant administrative agent, as applicable, to deliver all Collections in respect of the Collateral to the General Collection Account.
2.The Borrower shall, within two (2) Business Days after receipt thereof, direct the Collateral Custodian to transfer from the General Collection Account (A) all Collections received by it in respect of the Collateral attributable to Interest Collections to the Interest Collection Account, (B) other than as provided in clause (C), all Collections received by it in respect of the Collateral attributable to Principal Collections to the Principal Collection Account and (C) to the extent provided in Section 2.9(e), Collections to the Unfunded Exposure Account.
vii.Special Purpose Entity. The Borrower shall be in compliance with the special purpose entity requirements set forth in Section 4.1(t).
viii.Collateral Manager Standard. The Borrower will (i) ensure that the Collateral Manager acts in compliance with the Collateral Manager Standard in all material respects and (ii) maintain an investment strategy consistent with the terms of the Transaction Documents.

ix.Events of Default. Promptly following the Borrower’s knowledge or notice of the occurrence of any Event of Default or Default, the Borrower will provide the Administrative Agent, the Collateral Custodian and the Collateral Administrator with written notice of the occurrence of such Event of Default or Default of which the Borrower has knowledge or has received notice. In addition, such notice will include a written statement of a Responsible Officer of the Borrower setting forth the details of such event and the action that the Borrower proposes to take with respect thereto. The Administrative Agent will provide each Lender with a copy of any such notice promptly upon receipt thereof.
x.Obligations. Each FS/KKR Party shall pay its respective Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon the Collateral or any part thereof.
xi.Taxes.
1.The Borrower will at all times continue to be treated as a disregarded entity of the Transferor for U.S. federal income tax purposes. The Borrower is and has always been treated as a disregarded entity of Transferor for U.S. federal income tax purposes and no election has been filed or will be filed in the future by the Borrower to be treated as a corporation for U.S. federal income tax purposes. The Borrower will, unless otherwise required by applicable law, treat the Advances and Notes as indebtedness for U.S. federal income tax purposes.
2.The Borrower will at all times continue to be owned by the Transferor.
3.The Transferor will, unless otherwise required by applicable law, treat the Advances and Notes as indebtedness for U.S. federal income tax purposes.
4.Each of the Borrower and the Transferor will timely file or cause to be timely filed (taking into account valid extensions of the time for filing) all material Tax returns required to be filed by it and will timely pay all material Taxes due (including all Taxes on the income and gain or the Borrower and the Transferor), except Taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves in accordance with GAAP.
xii.Use of Proceeds. The Borrower will use the proceeds of the Advances only to acquire Loans or fund unfunded commitments with respect to Loans, to make distributions to its members in accordance with the terms hereof or to pay related expenses (including expenses payable hereunder) and for such other purposes as are necessary or incidental to the foregoing.
xiii.Obligor Notification Forms. The Administrative Agent may, in its discretion after the occurrence of an Event of Default, send notification forms giving each relevant administrative agent or Obligor, as applicable, notice of the Secured Parties’ interest in the Collateral and the obligation to make payments as directed by the Administrative Agent.
xiv.Adverse Claims. The Borrower will not (i) create, or participate in the creation of, any Liens on any of the Accounts or (ii) permit to exist, any Liens on any of the Accounts, in each case, other than the Lien created by this Agreement and Permitted Liens.
xv.Notices. The Borrower will furnish each of the following documents to the Collateral Administrator and the Administrative Agent, which shall forward copies of the same to the Lenders:
1.Income Tax Liability. Within ten (10) Business Days after the receipt of revenue agent reports or other written proposals, determinations or assessments of the IRS or any other taxing authority which propose, determine or otherwise set forth positive adjustments to the Tax liability of, or assess or propose the collection of Taxes required to have been withheld by, the Borrower which equal or exceed $100,000 in the aggregate, telephonic or facsimile notice (confirmed in writing within five (5) Business Days) specifying the nature of the items giving rise to such adjustments and the amounts thereof;
2.Auditors’ Management Letters. Promptly after the receipt thereof, any auditors’ management letters are received by the Borrower;
3.Representations and Warranties. Promptly after receiving knowledge or notice of the same, the Borrower shall notify the Administrative Agent if any representation or warranty set forth in Section 4.1 or Section 4.2 was incorrect in any material respect (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall have been incorrect in any respect) at the time it was given or deemed to have been given and at the same time deliver to the Administrative Agent a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the Borrower shall notify the Administrative Agent in the manner set forth in the preceding sentence before any Funding Date of any facts or circumstances within the knowledge of the Borrower which would render any of the said representations and warranties untrue in any material respect (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties would be rendered untrue in any respect) as of such Funding Date;
4.ERISA. (1) Promptly after receiving notice of any Reportable Event with respect to the Borrower (or any ERISA Affiliate thereof), a copy of such notice and (2) promptly after becoming aware thereof (and in any event within two (2) Business Days), notice that Borrower has underlying assets which constitute “plan assets” within the Plan Asset Rules;
5.Proceedings. As soon as possible and in any event within two (2) Business Days after an executive officer of the Borrower or the Transferor receives notice or obtains knowledge thereof or at the request of the Administrative Agent, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or any FS/KKR Party or any of its Affiliates; provided that notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Borrower in excess of $500,000, the Transferor in excess of $5,000,000 shall be deemed to be material for purposes of this Section 5.1(o);
6.Notice of Certain Events. Promptly upon becoming aware thereof (and in any event within two (2) Business Days), notice of (1) any Event of Default, (2) any Value Adjustment Event, (3) any other event or circumstance that could reasonably be expected to have a Material Adverse Effect, (4) any event or circumstance whereby any Loan which was included in the latest calculation of the Borrowing Base as an Eligible Loan shall fail to meet one or more of the criteria (other than criteria waived by the Administrative Agent on or prior to the related Funding Date in respect of such Loan) listed in the definition of “Eligible Loan”, ~~or~~ (5) any Loan described in the foregoing clause (4) again satisfies all of the criteria listed in the definition of “Eligible Loan” and Borrower intends to re-include such Eligible Loan in the calculation of the Borrowing Base, or (6) any amendment to the Governing Documents of the Transferor if such amendment materially and adversely effects the interests of the Administrative Agent and the

Lenders, as determined in the reasonable judgement of the Collateral Manager (on behalf of the Borrower);
7.Corporate Changes. As soon as possible and in any event within five (5) Business Days after the effective date thereof, notice of any change in the name, jurisdiction of organization, corporate structure, tax characterization or location of records of the Borrower; provided that the Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral; and
8.Accounting Changes. As soon as possible and in any event within two (2) Business Days after the effective date thereof, notice of any material change in the accounting policies of the Borrower relating to loan accounting or revenue recognition.
xvi.Contest Recharacterization. The Borrower shall in good faith contest any attempt to recharacterize the treatment of the Loans as property of the bankruptcy estate of the Transferor.
xvii.Payment Date Reporting.
1.The Borrower shall deliver (or shall cause to be delivered) a Payment Date Report, for the previous quarter ending as of the applicable Determination Date, and delivered to the Administrative Agent, the Collateral Administrator and Collateral Custodian not later than 3:00 p.m. (New York City Time) on the day that is two (2) Business ~~Day~~Days preceding the related Payment Date. Each such Payment Date Report shall contain instructions to the Collateral Custodian to withdraw funds on the related Payment Date from the applicable Collection Account and pay or transfer amounts set forth in such report in the manner specified, and in accordance with the priorities established, in Section 2.7 or Section 2.8, as applicable.
2.Each Payment Date Report shall include a calculation of Availability, the aggregate outstanding principal balance of the Advances, the Aggregate Unfunded Exposure Amount, and the Borrowing Base.
3.If and to the extent the Collateral Manager may be required to calculate or to report in a Payment Date Report or other accounting hereunder, the Dollar Equivalent of any amount, including the outstanding principal amount of an Eligible Loan, the Advances, the Borrowing Base or other such calculation or amount involving Canadian Dollars, it shall use (A) the Dollar Equivalent identified in or the (B) Assigned Value provided in, as the case may be, the collateral database compiled and delivered (or caused to be compiled and delivered) to the Collateral Manager by the Collateral Administrator under the Collateral Administration Agreement for the related collection or reporting period or other such amount as is identified in such calculation or such report by the Collateral Manager; provided that nothing herein shall impose a duty upon the Collateral Administrator under this Agreement or the Collateral Administration Agreement to determine the Dollar Equivalent or the Assigned Value of any Eligible Loan.
4.In preparing the Payment Date Report and other information and statements required hereunder, the Collateral Administrator shall provide the Collateral Manager with such information and data maintained pursuant to the terms of the Collateral Administration Agreement to assist the Collateral Manager in preparing the Payment Date Report and to the extent required under the terms of the Collateral Administration Agreement. The Collateral Administrator shall have the rights, protections and immunities provided to it in the Collateral Administration Agreement.

~~(r) [Reserved].~~

a.In each Payment Date Report, the Collateral Manager shall further include a statement in the Borrowing Base Certificate delivered pursuant to Section 5.1(t) as to the amount and type (whether Principal Collections, Interest Collections or other Collections) of all Collections received since the prior Reporting Date, all Principal Collections and Interest Collections on deposit as of such Reporting Date and a detailed aging of each Loan.

1.Sanctions; Anti-Money Laundering Laws; and Anti-Corruption Laws. The Borrower shall at all times comply with Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws applicable to the Borrower.

1.Financial Statements. The Borrower shall furnish to the Administrative Agent for distribution to each Lender:
a.as soon as available, but in any event within one hundred twenty (120) days after the end of each fiscal year of Transferor, a copy of the audited consolidated balance sheet of Transferor and the ~~Borrower and the~~ unaudited consolidated balance sheet of ~~the Borrower and~~ the Transferor, in each case, as at the end of such year and the related statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, and, in the case of financial statements of Transferor, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by an independent certified public accountants of nationally recognized standing;
b.as soon as available, but in any event not later than seventy-five (75) days after the end of each of the first three quarterly periods of each fiscal year of Transferor, the unaudited consolidated balance sheet of the ~~Borrower and the~~ Transferor as at the end of such quarter and the related unaudited statements of income and retained earnings and of cash flows of ~~the Borrower and~~ the Transferor for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);
c.all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).
2.Certificates; Other Information. The Borrower shall furnish to the Administrative Agent for distribution to each Lender:
a.concurrently with the delivery of the financial statements of the ~~Borrower and the~~ Transferor referred to in Section 5.1(s)(i), a certificate of the independent certified public accountants firm reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;
b.concurrently with the delivery of the financial statements referred to in Sections 5.1(s)(i) and 5.1(s)(ii)~~,~~ (or, if such financial statements are furnished to the Administration Agent by posting such financial statements on a publicly available website, not later than three (3) Business Days after the posting of such financial statements) a fully and properly completed compliance certificate in the form of Exhibit K, certified on behalf of the Borrower by a Responsible Officer of the Borrower;

c.on each Measurement Date, a Borrowing Base Certificate showing the Borrowing Base and the Availability as of such date ~~(including, with respect to any Principal Finance Loan, the Fair Market Value)~~, and a calculation of the Borrower’s Total Interest Coverage Ratio to the extent tested pursuant to Section 5.2(n), certified as complete and correct by a Responsible Officer;
d.within five (5) Business Days following its effective date, a copy of any material amendment, restatement, supplement, waiver or other modification to any Underlying Instrument of any Eligible Loan, together with any documentation prepared by the Borrower or the Collateral Manager in connection with such document;
e.within five (5) Business Days after the same are filed, copies of all financial statements, filings and reports which the Borrower or Transferor may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;
f.within one hundred twenty (120) days after the end of each fiscal year of Transferor, a report covering such fiscal year of a firm of independent certified public accountants of nationally recognized standing (or any other party identified by the Administrative Agent) to the effect that such accountants (or such other party) have applied certain agreed-upon procedures (the “Agreed-Upon Procedures Report”) (a copy of which procedures are attached hereto as Schedule IV, it being understood that Transferor and the Administrative Agent may provide an updated Schedule IV reflecting any further amendments to such Schedule IV on or prior to the last day of the first fiscal year of Transferor to end following the Effective Date), a copy of which shall replace the then existing Schedule IV) to certain documents and records relating to the Collateral and the FS/KKR Parties, compared the information contained in ~~the~~three random Borrowing Base Certificates (~~including the~~provided that the Administrative Agent, in its sole discretion, may elect that such analysis include (x) a smaller number of Borrowing Base Certificates ~~delivered pursuant to Section 5.1(q))~~and (y) only a subset of Loans included in each Borrowing Base Certificate) and Payment Date Reports, in each case, delivered during the period covered by such Agreed-Upon Procedures Report with such documents and records and that no matters came to the attention of such accountants (or such other party) that caused them to believe that (A) the information and the calculations included in such Borrowing Base Certificates and Payment Date Reports were not determined or performed in accordance with the provisions of this Agreement, except for such exceptions as such accountants (or such other party) shall believe to be immaterial and such other exceptions as shall be set forth in such statement, or (B) an Event of Default occurred during the applicable reporting period; provided that, if the Administrative Agent has provided written notice to the Borrower that the Administrative Agent has, in its reasonable discretion, elected to directly engage a firm of independent certified public accountants of nationally recognized standing (or any other party identified by the Administrative Agent) to provide an Agreed-Upon Procedures Report for an applicable fiscal year, the Borrower shall not be obligated to separately furnish an Agreed-Upon Procedures Report for such fiscal year;
g.promptly, (A) such information, documents, records or reports reasonably available to it respecting the Collateral or the condition or operations, financial or otherwise, of the Borrower or the Collateral Manager as the Administrative Agent or any Lender may from time to time reasonably request in order to protect the interests of the Administrative Agent or Secured Parties under or as contemplated by this Agreement or the other Transaction Documents, and (B) such additional financial and other information as any Lender may from time to time reasonably request;
h.within ninety (90) days after the end of each fiscal year, a static pool report in the form of Exhibit A-7 shall be provided to Administrative Agent; and
i.concurrently with the delivery of the financial statements referred to in Sections 5.1(s)(i) and 5.1(s)(ii), to the extent not already included in such financial statements, a calculation of Available Capital of the Transferor certified as complete and correct by a Responsible Officer of the Transferor.
3.Further Assurances. The Borrower will execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing UCC and other financing statements, agreements or instruments) that may be required under applicable law, or that the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Transaction Documents and in order to grant, preserve, protect, perfect or more fully evidence the validity and first priority (subject to Permitted Liens) of the security interests and Liens created or intended to be created hereby. Such security interests and Liens will be created hereunder and the Borrower shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including legal opinions and lien searches) as it shall reasonably request to evidence compliance with this Section 5.1(u). The Borrower agrees to provide such evidence as the Administrative Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien.
4.Non‑Consolidation. The Borrower shall at all times act in a manner such that each of the assumptions made by Clifford Chance US LLP in their opinion delivered pursuant to Section 3.1(f) is true and accurate in all material respects. The Borrower shall at all times observe and be in compliance in all material respects with all covenants and requirements in the Governing Documents of the Borrower.
5.Know Your Customer Laws. The Borrower will furnish to the Administrative Agent promptly, from time to time, information and documentation requested by Administrative Agent or any Lender for the purpose of compliance with “know your customer” laws, including the Beneficial Ownership Regulation.
6.Other. The Borrower will furnish to the Administrative Agent promptly, from time to time, such other information, documents, records or reports reasonably available to it respecting the Collateral or the condition or operations, financial or otherwise, of the Collateral Manager or the Borrower as the Administrative Agent or any Lender may from time to time reasonably request in order to protect the interests of the Administrative Agent or the other Secured Parties under or as contemplated by this Agreement.

i.Negative Covenants of the Borrower.
During the Covenant Compliance Period:
1.Other Business. The Borrower will not (i) engage in any business other than (A) entering into and performing its obligations under the Transaction Documents and other activities contemplated by the Transaction Documents, (B) the acquisition, ownership and management of the Collateral and (C) the sale of Loans as permitted hereunder, (ii) incur any Indebtedness, obligation, liability or contingent obligation of any kind other than pursuant to this Agreement, or (iii) form any Subsidiary or make any Investment in any other Person except as permitted hereunder.
2.Collateral Not to be Evidenced by Instruments. The Borrower will take no action to cause any Loan that is not, as of the Effective Date or the related Funding Date, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Loan or unless such Instrument is immediately delivered to the Collateral Custodian, together with an Indorsement in blank, as collateral security for such Loan.

3.Security Interests. Except as otherwise permitted herein and in respect of any Discretionary Sale, Substitution or sale of a Warranty Loan, the Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than the security interest granted to the Administrative Agent, on behalf of the Secured Parties, pursuant to this Agreement or Permitted Liens) on any Collateral, whether now existing or hereafter transferred hereunder, or any interest therein. The Borrower will promptly notify the Administrative Agent of the existence of any Lien (other than the security interest granted to the Administrative Agent, on behalf of the Secured Parties, pursuant to this Agreement or Permitted Liens) on any Collateral and the Borrower shall defend the right, title and interest of the Administrative Agent, as agent for the Secured Parties in, to and under the Collateral against all claims of third parties (other than Permitted Liens).
4.Mergers, Acquisitions, Sales, etc. The Borrower will not be a party to any merger or consolidation, or purchase or otherwise acquire any of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease any of its assets, or sell or assign with or without recourse any Collateral or any interest therein (other than as permitted pursuant to this Agreement, the Sale Agreement or any Third Party Sale Agreement).
5.Restricted Payments. The Borrower shall not make any Restricted Payments other than distributions of amounts paid to it in accordance with Sections 2.7 and 2.8~~.~~ on a Payment Date as set forth in the related Payment Date Report; provided that, distributions may be made only if immediately before and after giving effect to such distribution, (x) the Advances Outstanding shall not exceed Availability and (y) no Default or Event of Default shall exist.
6.Change of Location of Underlying Instruments. The Borrower shall not, without the prior consent of the Administrative Agent, consent to the Collateral Custodian moving any Certificated Securities or Instruments from the Collateral Custodian’s Custody Facilities on the Effective Date, unless the Borrower has given at least thirty (30) days’ written notice to the Administrative Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to ensure that the Secured Parties’ first priority perfected security interest continues in effect.
7.ERISA Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Borrower will not (i) engage or permit any ERISA Affiliate to engage in any transaction that is a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor, (ii) knowingly permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Pension Plan of an ERISA Affiliate, if any, other than a Multiemployer Plan, (iii) fail to make or knowingly permit any ERISA Affiliate to fail to make, any payments to a Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto, (iv) terminate any Pension Plan of an ERISA Affiliate, if any, ~~or~~ (v) knowingly permit to exist any occurrence of any Reportable Event with respect to a Pension Plan of an ERISA Affiliate, if any, or (vi) take any actions that would cause the underlying assets of the Borrower to constitute “plan assets” within the meaning of the Plan Asset Rules.
8.Operating Agreement. The Borrower will not amend, modify, waive or terminate any provision of its operating agreement in any matter that is materially adverse to the Lenders or otherwise prohibited under this Agreement without the prior written consent of the Administrative Agent.
9.Changes in Payment Instructions to Obligors. The Borrower will not make any change, or permit the Collateral Manager to make any change, in its instructions to any relevant administrative agent or Obligor, as applicable, regarding payments to be made with respect to the Collateral to the Collection Account, unless the Administrative Agent has consented to such change.
10.Extension or Amendment of Collateral. The Borrower will not, except as otherwise permitted in Section 2(d)(i) of the Collateral Management Agreement, extend, amend or otherwise modify the terms of any Loan. Without limiting the foregoing, the Borrower shall not may waive, modify or otherwise vary any provision of an item of Collateral (including, but not limited to, any Loan) in any manner contrary to the Collateral Manager Standard and without the approval of Administrative Agent in its sole discretion, provided, that if Administrative Agent does not provide its approval for any such waiver or modification, Borrower shall have the option, subject to Sections 2.14(d) and (e), to repurchase such item of Collateral immediately prior to the effectiveness of such modification for an amount equal to the amount calculated in clause (i) of the definition of “Borrowing Base” with respect to such Collateral and provided, further, that if Borrower does not elect to repurchase such item of Collateral pursuant to this Section 5.2(j), the Assigned Value with respect to such Collateral shall be zero.
11.Fiscal Year. The Borrower shall not change its fiscal year or method of accounting without providing the Administrative Agent with prior written notice (i) providing a detailed explanation of such changes and (ii) including pro forma financial statements demonstrating the impact of such change.
12.Change of Control. The Borrower shall not enter into any transaction or agreement which results or, upon consummation, would result, in a Change of Control.
13.Ownership. The Borrower shall not have any direct owners other than the Transferor.
14.Financial Covenants.
a.Minimum Interest Coverage Ratio. As of the end of any fiscal quarter, Borrower shall not permit its Total Interest Coverage Ratio to be less than 1.50 to 1.00.
15.Eligible Loans. The Borrower shall not permit any of the three largest Eligible Loans (measured in terms of the Adjusted Borrowing Value of such Eligible Loan) included in the calculation of the Borrowing Base to be (i) First Lien Last Out Loans, (ii) Second Lien Loans or (iii) Loans for which the related Obligor has ~~Permitted~~ EBITDA of less than $15,000,000.
16.Collateral Administration Agreement.
a.The Borrower shall not (A) permit the Collateral Administration Agreement to be modified, amended, or terminated, or (B) waive any material duties or obligations of the Collateral Administrator (or any of its permitted assigns) thereunder, in each case, in a manner that adversely affects any Secured Party without the prior written consent of the Administrative Agent.
b.Other than a collateral assignment in favor of the Administrative Agent, the Borrower shall not permit either of the Collateral Administration Agreement to be assigned (except to an Affiliate of Wells Fargo Bank, N.A.).
17.Collateral Management Agreement. The Borrower shall not (A) permit the Collateral Management Agreement to be modified, amended, or terminated, or (B) waive any material duties or obligations of the Collateral Manager (or any of its permitted assigns) thereunder, in each case, in a manner that adversely affects any Secured Party without the prior written consent of the Administrative Agent.
1.Sanctions; Anti-Money Laundering Laws; and Anti-Corruption Laws. The Borrower shall not, directly or indirectly, use any proceeds hereunder, or lend, contribute, or otherwise make available such proceeds to any Subsidiary, joint venture partner, or other Person, (i) to fund any activities or any business of or with a Sanctioned Person; or (ii) in any manner that would be prohibited by, or would otherwise cause any party hereto to be in breach of, Sanctions, Anti-Money Laundering Laws or Anti-Corruption Laws.

a.[Reserved].

b.[Reserved].
c.Affirmative Covenants of the Collateral Custodian.
During the Covenant Compliance Period:
i.Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Law.
ii.Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.
iii.Location of Underlying Instruments. Subject to Section 7.8, the Underlying Instruments shall remain at all times in the possession of the Collateral Custodian at the Custody Facilities unless notice of a different address is given in accordance with the terms hereof or unless the Administrative Agent agrees to allow certain Underlying Instruments to be released to the Collateral Manager on a temporary basis in accordance with the terms hereof, except as such Underlying Instruments may be released pursuant to this Agreement.
d.Negative Covenants of the Collateral Custodian.
During the Covenant Compliance Period:
i.Underlying Instruments. The Collateral Custodian will not dispose of any documents constituting the Underlying Instruments in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Collateral except as contemplated by this Agreement.
ii.No Changes to Collateral Custodian Fee. The Collateral Custodian will not make any changes to the Collateral Custodian Fee set forth in the Collateral Custodian Fee Letter without the prior written approval of the Administrative Agent and the Borrower.
e.Affirmative Covenants of the Collateral Administrator.
During the Covenant Compliance Period:
i.Compliance with Law. The Collateral Administrator will comply in all material respects with all Applicable Law.
ii.Preservation of Existence. The Collateral Administrator will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.
f.Negative Covenants of the Collateral Administrator.
During the Covenant Compliance Period:
i.No Changes to Collateral Administration Agreement. The Collateral Administrator will not permit the Collateral Administration Agreement to be modified, amended, or terminated in a manner that materially adversely affects any Secured Party without the prior written consent of the Administrative Agent
B. COLLATERAL ADMINISTRATION
a.Accounts.
Each of the parties hereto hereby agrees that the Collateral Account shall be deemed to be a Securities Account, together with any additional subaccounts as the Collateral Custodian may determine from time to time are necessary for administrative convenience. Each of the parties hereto hereby agrees that with respect to the Collateral Account, (A) the cash and other property (subject to Section 2(d)(v) of the Collateral Management Agreement with respect to any property other than investment property, as defined in Section 9‑102(a)(49) of the UCC) is to be treated as a Financial Asset and (B) the jurisdiction governing the Account, all Cash and other Financial Assets credited to the Account and the securities intermediary’s jurisdiction (within the meaning of Section 9-304(b) of the UCC) shall, in each case, be the State of New York. In no event may any Financial Asset held in the Collateral Account be registered in the name of, payable to the order of, or specially Indorsed to, the Borrower, unless such Financial Asset has also been Indorsed in blank or to the Collateral Custodian. In addition, for Canadian Dollars, the Collateral Custodian shall establish the Canadian Dollar Principal Collection Account and Canadian Dollar Interest Collection Account. Any amounts received by the Collateral Custodian that are denominated in Canadian Dollars shall be deposited by the Collateral Custodian into the Canadian Dollar Principal Collection Account or Canadian Dollar Interest Collection Account, as applicable.
a.[Reserved].
b.[Reserved].
c.[Reserved].
d.[Reserved].
e.[Reserved].
f.[Reserved].
g.Reports.
i.Borrower’s Notice. On each Funding Date and on the date of each Reinvestment of Principal Collections pursuant to Section 2.14(a)(i) or acquisition by the Borrower of Loans in connection with a Substitution pursuant to Section 2.14(b), the Borrower (or the initial Collateral Manager on its behalf) will provide the applicable Borrower’s Notice and a Borrowing Base Certificate, each updated as of such date, to the Administrative Agent (with a copy to the Collateral Custodian and the Collateral Administrator).

i.Tax Returns. Upon demand by the Administrative Agent, the initial Collateral Manager shall deliver copies of all foreign, federal, state and local income tax returns and reports filed by the Borrower and the initial Collateral Manager, or in which the Borrower or the Collateral Manager was included.
ii.Obligor Financial Statements; Other Reports. The Collateral Manager will deliver to the Administrative Agent (with a copy to the Collateral Custodian and the Collateral Administrator), to the extent received by the Borrower or the Collateral Manager pursuant to the Underlying Instruments, the complete financial reporting package with respect to each Obligor and with respect to each Loan for such Obligor (including any financial statements, management discussion and analysis, executed covenant compliance certificates and related covenant calculations with respect to such Obligor and with respect to each Loan for such Obligor) provided to the Borrower or the Collateral Manager for the periods required by the Underlying Instruments, which delivery shall be made within five (5) Business Days after receipt by the Borrower or the Collateral Manager as specified in the Underlying Instruments. Upon demand by the Administrative Agent or any Lender, the Collateral Manager will provide such other information reasonably available to it as the Administrative Agent or such Lender may reasonably request with respect to any Obligor.
iii.Amendments to Loans. The Collateral Manager will furnish via electronic communication pursuant to procedures approved by the Administrative Agent, to the Administrative Agent, a copy of any material amendment, restatement, supplement, waiver or other modification to the Underlying Instruments of any Loan (along with any internal documents prepared by the Collateral Manager and provided to its credit committee in connection with such amendment, restatement, supplement, waiver or other modification) within ten (10) Business Days of the effectiveness of such amendment, restatement, supplement, waiver or other modification.
h.[Reserved].
i.[Reserved].
j.[Reserved].
k.[Reserved].
C. THE COLLATERAL CUSTODIAN AND COLLATERAL ADMINISTRATOR
a.Designation of Collateral Custodian.

i.Initial Collateral Custodian. The role of Collateral Custodian with respect to the Underlying Instruments relating to the Permitted Investments shall be conducted by the Person designated as Collateral Custodian hereunder from time to time in accordance with this Section 7.1. Until the Administrative Agent shall give to Wells Fargo Bank, N.A. a Collateral Custodian Termination Notice, Wells Fargo Bank, N.A. is hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and obligations of, Collateral Custodian pursuant to the terms hereof.
ii.Successor Collateral Custodian. Upon the Collateral Custodian’s receipt of a Collateral Custodian Termination Notice from the Administrative Agent of the designation of a successor Collateral Custodian pursuant to the provisions of Section 7.5, the Collateral Custodian agrees that it will terminate its activities as Collateral Custodian hereunder.
b.Duties of Collateral Custodian.
i.Appointment. Each of the Borrower and the Administrative Agent hereby designate and appoint the Collateral Custodian to act as its agent and hereby authorizes the Collateral Custodian to take such actions on its behalf and to exercise such powers and perform such duties as are expressly granted to the Collateral Custodian by this Agreement. The Collateral Custodian hereby accepts such agency appointment to act as Collateral Custodian pursuant to the terms of this Agreement, until its resignation or removal as Collateral Custodian pursuant to the terms hereof. The Collateral Custodian’s services hereunder shall be conducted through its CCT division (including, as applicable, any agents or Affiliates utilized thereby).
ii.Duties. On or before the initial Funding Date, and until its removal pursuant to Section 7.5, the Collateral Custodian shall perform, on behalf of the Administrative Agent and the Secured Parties, the following duties and obligations:
1.The Collateral Custodian shall take and retain custody of the Required Loan Documents delivered (physically or electronically) by the Borrower pursuant to the definition of “Eligible Loan” in accordance with the terms and conditions of this Agreement, all for the benefit of the Secured Parties and subject to the Lien thereon in favor of the Administrative Agent, as agent for the Secured Parties. Within five (5) Business Days of its receipt of any Required Loan Documents and the Loan Checklist (the “Review Period”), the Collateral Custodian shall review the Required Loan Documents delivered to it to confirm that (A) if the files delivered per the following sentence indicate that any document must contain an original signature, each such document appears to bear the original signature, or if the file indicates that such document may contain a copy of a signature, that such copies appear to bear an original or a reproduction of such signature and (B) based on a review of the applicable note, the related initial Loan balance when entered into or obtained by the Borrower, Loan identification number and Obligor name with respect to such Loan is referenced on the related Loan Checklist and is not a duplicate Loan (such items (A) through (B) collectively, the “Review Criteria”). In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Required Loan Documents hereunder to the Collateral Custodian, the Collateral Manager shall provide to the Collateral Custodian an electronic file (in EXCEL or a comparable format acceptable to the Collateral Custodian) listing Loan Identification Number, name of Obligor, and initial Loan balance and the related Loan Checklist per file that contains a list of all Required Loan Documents and whether they require original signatures, the Loan identification number and the name of the Obligor and the initial Loan balance when entered into or obtained by the Borrower with respect to each related Loan. If, at the conclusion of such review, the Collateral Custodian shall determine that any Review Criteria are not satisfied, the Collateral Custodian shall within one (1) Business Day notify the Borrower, the Administrative Agent and the Collateral Manager of such determination and provide the Collateral Manager and the Borrower with a list of the non-complying Loans and the applicable Review Criteria that they fail to satisfy. The Collateral Manager shall have ten (10) Business Days to correct any non-compliance with any Review Criteria as stated in part (2) of the preceding sentence. After the Review Period, the Collateral Custodian shall execute and deliver to the Collateral Manager and the Administrative Agent a certification substantially in the form attached hereto as Exhibit J, including an attached exception report. In addition, if requested in writing in the form of Exhibit E by the Collateral Manager and approved by the Administrative Agent within ten (10) Business Days of the Collateral Custodian’s delivery of such report, the Collateral Custodian shall return the Required Loan Documents for any Loan which fails to satisfy a Review Criteria to the Borrower. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Underlying Instruments. Notwithstanding anything herein to the contrary, the Collateral Custodian’s obligation to review the Required Loan Documents shall be limited to the Review Criteria.
2.In taking and retaining custody of the Underlying Instruments with respect to the Permitted Investments and the Required Loan Documents, the Collateral Custodian shall be deemed to be acting as the agent of the Secured Parties; provided that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Underlying Instruments or the instruments therein; and provided further that the Collateral Custodian’s duties as agent shall be limited to those expressly contemplated herein.
3.All Required Loan Documents (to the extent physically received by the Collateral Custodian) that (i) are originals or physical copies shall be kept in fire resistant vaults, rooms or cabinets at the Custody Facilities (or such other location identified to the Administrative Agent and Borrower) and (ii) in electronic form (it being agreed that Required Loan Documents shall only be permitted to be delivered in electronic form with respect to Noteless Loans) shall be held electronically in such electronic format in which such Required Loan Documents were received. All such Required Loan Documents that are originals or copies shall be placed together with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. All such Required Loan Documents that are originals or copies shall be clearly segregated from any other documents or instruments maintained by the Collateral Custodian. All such Required Loan Documents that are delivered to the Collateral Custodian in electronic format shall be saved onto disks and/or onto the Collateral Custodian’s secure computer system, and maintained in a manner so as to permit retrieval and access. The Collateral Custodian shall segregate the physical Required Loan Documents on its inventory system and will not commingle the physical Required Loan Documents with any other files of the Collateral Custodian.
4.The Collateral Custodian shall make payments in accordance with Section 2.7 and Section 2.8 (the “Payment Duties”).
5.On each Reporting Date, the Collateral Custodian shall provide a written report to the Administrative Agent, the Borrower, and the Collateral Manager (in a form acceptable to the Administrative Agent) identifying each Loan for which it holds Required Loan Documents, the non-complying Loans and the applicable Review Criteria that any non-complying Loan fails to satisfy.
6.The Collateral Custodian shall provide a written daily report to the Administrative Agent and the Collateral Manager of (x) all deposits to and withdrawals from the Accounts for such Business Day and the outstanding balance as of the end of such Business Day, and (y) a report of settled trades for such Business Day.
7.Notwithstanding any provision to the contrary elsewhere in the Transaction Documents, the Collateral Custodian shall not have any fiduciary relationship with any party hereto or any Secured Party in its capacity as such, and no implied covenants, functions, obligations or responsibilities shall be read into this Agreement, the other Transaction Documents or otherwise exist against the Collateral Custodian. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the other parties hereto that the Collateral Custodian shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility. The Collateral Custodian shall not be deemed to assume any obligations or liabilities of the Borrower or Collateral Manager hereunder or under any other Transaction Document.
8.The Administrative Agent may direct the Collateral Custodian to take any action incidental to its duties hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Collateral Custodian hereunder, the Collateral Custodian shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Administrative Agent; provided that, the Collateral Custodian shall not be required to take any action hereunder at the request of the Administrative Agent or otherwise if the taking of such action, in the reasonable determination of the Collateral Custodian, (x) shall be in violation of any Applicable Law or contrary to any provisions of this Agreement or (y) shall expose the Collateral Custodian to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to be satisfactory with respect thereto). In the event the Collateral Custodian requests the consent of the Administrative Agent and the Collateral Custodian does not receive a consent (either positive or negative) from the Administrative Agent within 10 Business Days of its receipt of such request, then the Administrative Agent shall be deemed to have declined to consent to the relevant action.
9.The Collateral Custodian shall not be liable for any action taken, suffered or omitted by it in accordance with the request or direction of any Secured Party, to the extent that this Agreement provides such Secured Party the right to so direct the Collateral Custodian. The Collateral Custodian shall not be deemed to have notice or knowledge of any matter hereunder, including an Event of Default, unless a Responsible Officer of the Collateral Custodian has actual knowledge of such matter or written notice thereof is received by the Collateral Custodian.
10.The parties acknowledge that in accordance with the Customer Identification Program (CIP) requirements under the USA PATRIOT Act and its implementing regulations, the Collateral Custodian in order to help fight the funding of terrorism and money laundering is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Collateral Custodian. The Borrower hereby agrees that it shall provide the Collateral Custodian with such information as it may request including but not limited to the Borrower’s name, physical address, tax identification number and other information that will help the Collateral Custodian to identify and verify the Borrower’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information.
c.Merger or Consolidation.
Any Person (i) into which the Collateral Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Custodian shall be a party, or (iii) that may succeed to the properties and assets of the Collateral Custodian substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Collateral

Custodian hereunder, shall be the successor to the Collateral Custodian under this Agreement and any other Transaction Document to which it is a party without further act of any of the parties to this Agreement.
a.Collateral Custodian Compensation.
As compensation for its collateral custodian activities hereunder, the Collateral Custodian shall be entitled to a Collateral Custodian Fee pursuant to the provision of Section 2.7(a)(2), Section 2.7(b)(1) or Section 2.8(2), as applicable. The Collateral Custodian’s entitlement to receive the Collateral Custodian Fee shall cease on the earlier to occur of: (i) its removal as Collateral Custodian pursuant to Section 7.5 or (ii) the termination of this Agreement.
a.Collateral Custodian Removal.
The Collateral Custodian may be removed, with or without cause, by the Administrative Agent by notice given in writing to the Collateral Custodian (the “Collateral Custodian Termination Notice”); provided that notwithstanding its receipt of a Collateral Custodian Termination Notice, the Collateral Custodian shall continue to act in such capacity until a successor Collateral Custodian has been appointed, has agreed to act as Collateral Custodian hereunder, and has received all Underlying Instruments held by the previous Collateral Custodian.
a.Limitation on Liability.
i.The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties. The Collateral Custodian may rely conclusively on and shall be fully protected in acting upon (a) the written instructions of any designated officer of the Administrative Agent or, prior to the occurrence of an Event of Default, the Collateral Manager or (b) the verbal instructions of the Administrative Agent or, prior to the occurrence of an Event of Default, the Collateral Manager.
ii.The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.
iii.The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except, notwithstanding anything to the contrary contained herein, in the case of its willful misconduct, bad faith or grossly negligent performance or omission of its duties and in the case of its grossly negligent performance of its Payment Duties and in the case of its grossly negligent performance of its duties in taking and retaining custody of the Underlying Instruments or Required Loan Documents. Under no circumstances will the Collateral Custodian be liable for indirect, special, punitive, consequential or incidental damages, such as loss of use, revenue or profit.
iv.The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Collateral, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the Collateral. The Collateral Custodian shall not be obligated to take any legal action hereunder that might in its judgment be contrary to Applicable Law or involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.
v.The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian. Any permissive grant of power to the Collateral Custodian shall not be construed to be a duty to act.

vi.The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder.
vii.It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance ~~of~~or observance of any of the terms, covenants or conditions of this Agreement, other loan documents or any related document on part of the Borrower or any other Person (other than the Collateral Custodian) or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral.
viii.The Collateral Custodian may assume the genuineness of any such Required Loan Document it may receive and the genuineness and due authority of any signatures appearing thereon, and shall be entitled to assume that each Required Loan Document it may receive is what it purports to be. If an original “security” or “instrument” as defined in Section 8-102 and Section 9-102(a)(47) of the UCC, respectively, is or shall be or become available with respect to any Collateral to be held by the Collateral Custodian under this Agreement, it shall be the sole responsibility of the Borrower to make or cause delivery thereof to the Collateral Custodian, and the Collateral Custodian shall not be under any obligation at any time to determine whether any such original security or instrument has been or is required to be issued or made available in respect of any Collateral or to compel or cause delivery thereof to the Collateral Custodian. Without prejudice to the generality of the foregoing, the Collateral Custodian shall be without liability to the Borrower, Collateral Manager, the Administrative Agent or any other Person for any damage or loss resulting from or caused by events or circumstances beyond the Collateral Custodian’s reasonable control, including nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of the normal procedures and practices of any securities market, power, mechanical, communications or other technological failures or interruptions, the unavailability of the Federal Reserve Bank wire or telex system or other applicable wire or funds transfer system, or unavailability of any securities clearing system that delay, restrict or prohibit the providing of services by the Collateral Custodian as contemplated by this Agreement, computer viruses or the like, fires, floods, earthquakes or other natural disasters, civil and military disturbance, acts of war or terrorism, riots, revolution, acts of God, work stoppages, strikes, national disasters of any kind, or other similar events or acts; errors by the Borrower, the Collateral Manager or the Administrative Agent (including any Responsible Officer of any thereof) in its instructions to the Collateral Custodian; or changes in applicable law, regulation or orders.
ix.It is expressly acknowledged by the parties hereto that application and performance by the Collateral Custodian of its various duties hereunder (including, without limitation, recalculations to be performed in respect of the matters contemplated hereby) shall be based upon, and in reliance upon data information and notice provided to it by the Collateral Manager, the Administrative Agent, the Borrower and/or any related bank agent obligor or similar party, and the Collateral Custodian shall have no responsibility for the accuracy of any such information or data provided to it by such person and shall be entitled to update its records (as it may deem necessary or appropriate).
x.In the event that (i) the Borrower, Collateral Manager, the Administrative Agent, Lenders, the Collateral Administrator or the Collateral Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Loan or Required Loan Document or (ii) a third party shall institute any court proceeding by which any Required Loan Document shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Collateral Custodian shall, to the extent permitted by law, continue to hold and maintain all the Required Loan Documents that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Collateral Custodian shall dispose of such Required Loan Documents as directed by the Administrative Agent, which shall give a direction consistent with such determination. Expenses of the Collateral Custodian incurred as a result of such proceedings shall be borne by the Borrower.
xi.In case any reasonable question arises as to its duties hereunder, the Collateral Custodian may, in the absence of a continuing of an Event of Default or the occurrence of the Termination Date, request instructions from the Collateral Manager and during the existence of an Event of Default or following the occurrence of the Termination Date, request instructions from the Administrative Agent, and shall be entitled at all times to refrain from taking any action unless it has received instructions from the Collateral Manager or the Administrative Agent, as applicable. The Collateral Custodian shall in all events have no liability, risk or cost for any action taken pursuant to and in compliance with the instruction of the Administrative Agent.
xii.Without limiting the generality of any terms of this section, the Collateral Custodian shall have no liability for any failure, inability or unwillingness on the part of the Collateral Manager, the Administrative Agent, any agent or the Borrower to provide accurate and complete information on a timely basis to the Collateral Custodian, or otherwise on the part of any such party to comply with the terms of this Agreement, and shall have no liability for any inaccuracy or error in the performance or observance on the Collateral Custodian’s part of any of its duties hereunder that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof.
xiii.The Collateral Custodian shall not be deemed to have knowledge or notice of any matter unless actually known to a Responsible Officer of the Collateral Custodian. The Collateral Custodian shall have no responsibility to monitor the availability of any benchmark rates, nor the occurrence of any Benchmark Transition Event, but may, as to such matters, rely conclusively upon notice from the Administrative Agent.
xiv.The Collateral Custodian may exercise any of its rights or powers hereunder or perform any of its duties hereunder, including with respect to any foreign exchange transaction, either directly or, by or through agents or attorneys, and the Collateral Custodian shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed hereunder with due care by it. Neither the Collateral Custodian nor any of its affiliates, directors, officers, shareholders, agents or employees will be liable to the Collateral Manager, Borrower or any other Person, except by reason of acts or omissions by the Collateral Custodian constituting bad faith, willful ~~misfeasance~~misconduct, gross negligence or reckless disregard of the Collateral Custodian’s duties hereunder. The Collateral Custodian shall in no event have any liability for the actions or omissions of the Borrower, the Collateral Manager, the Administrative Agent, or any other Person, and shall have no liability for any inaccuracy or error in any duty performed by it that results from or is caused by inaccurate, untimely or incomplete information or data received by it from the Borrower, the Collateral Manager, the Administrative Agent, or another Person except to the extent that such inaccuracies or errors are caused by the Collateral Custodian’s own bad faith, willful ~~misfeasance~~misconduct, gross negligence or reckless disregard of its duties hereunder.
xv.It is understood and agreed that any foreign exchange transaction effected by the Collateral Custodian acting at the direction of the Administrative Agent, the Borrower or the Collateral Manager may be entered with Wells Fargo Bank, N.A. or its affiliates acting as principal or otherwise through customary banking channels. The Collateral Custodian shall be entitled at all times to comply with any legal or regulatory requirements applicable to currency or foreign exchange transactions. Each party hereto acknowledges that the Collateral Custodian or any affiliates of the Collateral Custodian involved in any such foreign exchange transactions may make a margin or banking income from foreign exchange transactions entered into pursuant to this section for which they shall not be required to account to the Borrower, the Administrative Agent or the Collateral Manager. All risk and expense incident to such conversion is the responsibility of the Borrower, the Administrative Agent or the Collateral Manager. Neither the Collateral Custodian nor the Collateral Administrator, shall have (x) responsibility for fluctuations in exchange rates affecting any collections or conversion thereof and (y) to the extent it complies with the instructions provided by the respective party, liability for any losses incurred or resulting from the rates obtained in such foreign exchange transactions.
xvi.The rights, privileges, protections, indemnities, immunities and benefits afforded to the Collateral Custodian under this Agreement are extended to, and shall be enforceable by (i) it in each Transaction Document to which it is a party or otherwise subject, whether or not specifically set forth therein, and (ii) the entity serving as the Collateral Custodian and its Affiliates in their respective capacities as Collateral Administrator and Securities Intermediary hereunder and under any other Transaction Document and each agent, custodian and other Person employed to act by the Collateral Custodian hereunder and under any Transaction Document, whether or not specifically set forth herein or in any Transaction Document, as the case may be, together with such other rights, privileges, protections, indemnities, immunities and benefits afforded to the applicable party hereunder or under any related document.

a.Resignation of the Collateral Custodian.
The Collateral Custodian shall not resign from the obligations and duties hereby imposed on it except upon (a) ninety (90) days written notice to the Borrower, Collateral Manager, Administrative Agent and each Lender, or (b) the Collateral Custodian’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Custodian could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral Custodian shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent. No such resignation shall become effective until a successor Collateral Custodian shall have assumed the responsibilities and obligations of the Collateral Custodian hereunder. In the case of a resignation of the Collateral Custodian, if no successor custodian shall have been appointed and an instrument of acceptance by a successor custodian shall not have been delivered to the Collateral Custodian within ninety (90) days after the giving of such notice of resignation, the Collateral Custodian may petition any court of competent jurisdiction for the appointment of a successor custodian.
a.Release of Documents.
i.Release for Servicing. From time to time and as appropriate for the enforcement or servicing of any of the Collateral, the Collateral Custodian is hereby authorized (unless and until such authorization is revoked by the Administrative Agent) to, and shall, upon written receipt from the Collateral Manager of a request for release of documents and receipt in the form annexed hereto as Exhibit E, release to the Borrower within two (2) Business Days of receipt of such request, the related Required Loan Documents or the documents set forth in such request and receipt to the Borrower. All documents so released to the Borrower shall be held by the Borrower in trust for the benefit of the Administrative Agent on behalf of the Secured Parties, in accordance with the terms of this Agreement. The Borrower shall return to the Collateral Custodian the Required Loan Documents or other such documents (i) promptly upon the request of the Administrative Agent, or (ii) when the Borrower’s need therefor in connection with such enforcement or servicing no longer exists, unless the Loan shall be liquidated or sold, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation or sale from the Borrower to the Collateral Custodian in the form annexed hereto as Exhibit E, the Collateral Manager’s request and receipt submitted pursuant to the first sentence of this subsection shall be released by the Collateral Custodian to the Borrower.
ii.Release for Payment. Upon receipt by the Collateral Custodian of the Collateral Manager’s request for release of documents and receipt in the form annexed hereto as Exhibit E (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account as provided in this Agreement), the Collateral Custodian shall promptly release the related Required Loan Documents to the Borrower.
iii.Limitation on Release. During the occurrence and continuance of an Event of Default, the foregoing provision with respect to the release to the Borrower of the Required Loan Documents and documents by the Collateral Custodian upon request by the Collateral Manager shall be operative only to the extent that the Administrative Agent have consented to such release. Promptly after delivery to the Collateral Custodian of any request for release of documents, the Collateral Manager shall provide notice of the same to the Administrative Agent.
iv.Shipment of Required Loan Documents. Written instructions as to the method of shipment and shipper(s) the Collateral Custodian is directed to utilize in connection with the transmission of Required Loan Documents in the performance of the Collateral Custodian’s duties hereunder shall be delivered by the Borrower, the Collateral Manager or the Administrative Agent to the Collateral Custodian prior to any shipment of any Underlying Instruments hereunder. The Collateral Manager shall arrange for the provision of such services at the cost and expense of the Borrower (or, at the Collateral Custodian’s option, the Borrower shall reimburse the Collateral Custodian for all reasonable and documented costs and expenses of the Collateral Custodian consistent with such instructions) and shall maintain such insurance against loss or damage to the Underlying Instruments as the Collateral Manager deems appropriate.
b.Return of Required Loan Documents.
The Borrower may, with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld), require that the Collateral Custodian return each Required Loan Document (as applicable), respectively (a) delivered to the Collateral Custodian in error, (b) as to which the lien on the Underlying Asset has been so released pursuant to Section 8.2, (c) that has been the subject of a Discretionary Sale or Substitution pursuant to Section 2.14 or (d) that is required to be redelivered to the Borrower in connection with the termination of this Agreement, in each case by submitting to the Collateral Custodian and the Administrative Agent a written request in the form of Exhibit E hereto (signed by both the Borrower and the Administrative Agent) specifying the Collateral to be so returned and reciting that the conditions to such release have been met (and specifying the Section or Sections of this Agreement being relied upon for such release). The Collateral Custodian shall upon its receipt of each such request for return executed by the Borrower and the Administrative Agent promptly, but in any event within two (2) Business Days, return the Underlying Instruments so requested to the Borrower.
a.Access to Certain Documentation and Information Regarding the Collateral; Audits.
i.The Collateral Manager, the Borrower and the Collateral Custodian shall, at the Borrower’s expense, provide to the Administrative Agent access to the Underlying Instruments and all other documentation regarding the Collateral including in such cases where the Administrative Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two (2) Business Days’ prior written request, (ii) during normal business hours and (iii) subject to the Collateral Manager’s and Collateral Custodian’s normal security and confidentiality procedures; provided that the Administrative Agent may, and shall upon request of any Lender, permit each Lender to be included on any such review, and shall use commercially reasonable efforts to schedule any review on a day when Lenders desiring to participate in such review may be included. From time to time at the discretion of the Administrative Agent, the Administrative Agent may review the

Collateral Manager’s collection and administration of the Collateral in order to assess compliance by the Collateral Manager with ARTICLE VI and may conduct an audit of the Collateral, ~~and~~the Underlying Instruments, and the information contained in the Borrower Base Certificates and Payment Date Reports in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time. The fees and expenses of the Collateral Custodian incurred under this Section 7.10 shall be borne by the Borrower; provided that so long as no Event of Default has occurred and is continuing, the Borrower shall be responsible for all costs and expenses for only one such visit per fiscal year.
ii.Without limiting the foregoing provisions of Section 7.10(a), from time to time on request of the Administrative Agent, the Collateral Custodian shall permit certified public accountants or other independent auditors acceptable to the Administrative Agent to conduct a review of the Underlying Instruments and all other documentation regarding the Collateral. Up to two such reviews per fiscal year shall be at the expense of the Borrower and additional reviews in a fiscal year shall be at the expense of the requesting Lender(s); provided that, after the occurrence and during the continuance of an Event of Default, any such reviews, regardless of frequency, shall be at the expense of the Borrower.
b.Designation of Collateral Administrator.
i.Initial Collateral Administrator. The role of Collateral Administrator with respect to the Underlying Instruments shall be conducted by the Person designated as Collateral Administrator hereunder from time to time in accordance with this Section 7.11. Until the Administrative Agent shall give to Wells Fargo Bank, N.A. a Collateral Administrator Termination Notice, Wells Fargo Bank, N.A. is hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and obligations of, Collateral Administrator pursuant to the terms hereof and the Collateral Administration Agreement.
ii.Successor Collateral Administrator. Upon the Collateral Administrator’s receipt of a Collateral Administrator Termination Notice from the Administrative Agent of the designation of a successor Collateral Administrator pursuant to the provisions of Section 7.15, the Collateral Administrator agrees that it will terminate its activities as Collateral Administrator hereunder.
c.Appointment of Collateral Administrator.
Each of the Borrower and the Administrative Agent hereby designate and appoint the Collateral Administrator to act as its agent and hereby authorizes the Collateral Administrator to take such actions on its behalf and to exercise such powers and perform such duties as are expressly granted to the Collateral Administrator by this Agreement. The Collateral Administrator hereby accepts such agency appointment to act as Collateral Administrator pursuant to the terms of this Agreement, until its resignation or removal as Collateral Administrator pursuant to the terms hereof.
a.Merger or Consolidation.
Any Person (i) into which the Collateral Custodian or Collateral Administrator may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Custodian or Collateral Administrator shall be a party, or (iii) that may succeed to the properties and assets of the Collateral Custodian or Collateral Administrator substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of Collateral Custodian or Collateral Administrator hereunder, shall be the successor to the Collateral Custodian or Collateral Administrator under this Agreement without further act of any of the parties to this Agreement.
a.Reserved.
b.Collateral Administrator Removal.
The Collateral Administrator may be removed, with or without cause, by the Administrative Agent (with the Borrower's consent, which consent is not to be unreasonably withheld, delayed or conditioned) by notice given in writing to the Collateral Administrator (the “Collateral Administrator Termination Notice”); provided that notwithstanding its receipt of a Collateral Administrator Termination Notice, the Collateral

Administrator shall continue to act in such capacity until a successor Collateral Administrator has been appointed and has agreed to act as Collateral Administrator hereunder.
a.Limitation on Liability.
i.The Collateral Administrator may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties. The Collateral Administrator may rely conclusively on and shall be fully protected in acting upon (a) the written instructions of any designated officer of the Administrative Agent or (b) the verbal instructions of the Administrative Agent.
ii.The Collateral Administrator may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.
iii.The Collateral Administrator shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except, notwithstanding anything to the contrary contained herein, in the case of its willful misconduct, or grossly negligent performance or omission of its duties.
iv.The Collateral Administrator makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Collateral, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the Collateral. The Collateral Administrator shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.
v.The Collateral Administrator shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and the Collateral Administration Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Administrator.
vi.The Collateral Administrator shall not be required to expend or risk its own funds in the performance of its duties hereunder.
vii.It is expressly agreed and acknowledged that the Collateral Administrator is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral.
viii.The Collateral Administrator shall have no obligation to supervise, verify, monitor or administer the performance of the Collateral Manager or the Borrower and shall have no liability for any action taken or omitted by the Collateral Manager (including any successor to the Collateral Manager or the Borrower. The Collateral Administrator may act through its agents, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Collateral Administrator will be liable for any acts or omissions of any such agents, attorneys or custodians acting for and on behalf of the Collateral Administrator. Neither the Collateral Administrator nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses that result from the gross negligence or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.
~~(i) In addition to those set forth herein, the Collateral Administrator shall be entitled to each of the rights, protections, immunities and indemnities set forth in the Collateral Administration Agreement.~~

i.The rights, privileges, protections, indemnities, immunities and benefits afforded to the Collateral Administrator under this Agreement are extended to, and shall be enforceable by (i) it in each Transaction Document to which it is a party or otherwise subject, whether or not specifically set forth therein, and (ii) the entity serving as the Collateral Administrator and its Affiliates in their respective capacities as Collateral Custodian and Securities Intermediary hereunder and under any other Transaction Document and each agent, custodian and other Person employed to act by the Collateral Administrator hereunder and under any Transaction Document, whether or not specifically set forth herein or in any Transaction Document, as the case may be, together with such other rights, privileges, protections, indemnities, immunities and benefits afforded to the applicable party hereunder or under any related document.

a.Resignation of the Collateral Administrator.
i.The Collateral Administrator shall not resign from the obligations and duties hereby imposed on it except upon (a) ninety (90) days written notice to the Borrower, Collateral Manager, Administrative Agent and each Lender, or (b) the Collateral Administrator’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Administrator could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral Administrator shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent. No such resignation shall become effective until a successor Collateral Administrator shall have assumed the responsibilities and obligations of the Collateral Administrator hereunder. Upon the resignation of the Collateral Administrator, the Administrative Agent shall appoint a successor Collateral Administrator and if it does not do so within thirty (30) days of the Collateral Administrator’s resignation, the Borrower may so appoint the successor and if it does not do so within sixty (60) days of the Collateral Administrator’s resignation, Collateral Administrator may petition a court of competent jurisdiction for the appointment of a successor.
ii.Upon ninety (90) days prior written notice to the Borrower, Collateral Manager, Administrative Agent and each Lender, the Collateral Administrator will have the right to assign its obligations hereunder with the prior written consent of the Administrative Agent and the Borrower, which consents shall not be unreasonably withheld, provided, that such assignment must be to a Person that is a nationally reputable Collateral Administrator with experience providing services of the type that Collateral Administrator is obligated to provide hereunder and with respect to loans of the type represented by the Loans. In addition, the Collateral Administrator may execute any of its duties under this Agreement by or through agents; provided that the Collateral Administrator shall remain primarily liable for the due performance of its duties hereunder
1.
d. SECURITY INTEREST
i.Grant of Security Interest.
1.This Agreement constitutes a security agreement and the Advances effected hereby constitute secured loans by the applicable Lenders to the Borrower under Applicable Law. For such purpose, the Borrower hereby transfers, conveys, assigns and grants as of the Effective Date to the Administrative Agent, as agent for the Secured Parties, a lien and continuing security interest in all of the Borrower’s right, title and interest in, to and under (in each case, whether now owned or existing, or hereafter acquired or arising) all Accounts, Cash, General Intangibles, Instruments and Investment Property and any and all other property of any type or nature owned by it (the “Collateral”), including but not limited to:

1.all Loans, Permitted Investments and Equity Securities, all payments thereon or with respect thereto and all contracts to purchase, commitment letters, confirmations and due bills relating to any Loans, Permitted Investments or Equity Securities;
2.the Accounts and all Cash and Financial Assets credited thereto and all income from the investment of funds therein;
3.all Transaction Documents to which the Borrower is a party;
4.all funds delivered to the Collateral Custodian (directly or through a bailee);
5.all Collections, rights in Underlying Assets and Underlying Instruments, Insurance Policies, all Required Loan Documents and related records and assets; and
6.all accounts, accessions, profits, income benefits, proceeds, substitutions and replacements, whether voluntary or involuntary, of and to any of the property of the Borrower described in the preceding clauses;
in each case, whether now existing or hereafter arising or acquired by the Borrower, and wherever the same may be located, to secure the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations of the Borrower arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including all Obligations. Notwithstanding any of the other provisions set forth in this Agreement, this Agreement shall not constitute a grant of a security interest in (A) any Excluded Amounts, (B) any amounts received by the Borrower from an Obligor following the sale of the related Loan by the Borrower pursuant to Section 2.14 which the Borrower is required to pay to the purchaser of such Loan, and (C) any property to the extent that such grant of a security interest is prohibited by any Applicable Law not in effect as of the date hereof or requires a consent not obtained of any Governmental Authority pursuant to such Applicable Law, provided that (x) immediately at such time as the prohibition shall no longer be applicable, such security interest shall ~~attached~~attach immediately to such assets and (y) the Collateral includes any Proceeds of any such assets. The powers conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the Administrative Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. Each of the Administrative Agent and each Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct. If the Borrower fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation to do so, may itself perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at the rate per annum applicable to Advances, shall be payable by the Borrower to the Administrative Agent on demand and shall constitute Obligations secured hereby.
1.The grant of a security interest under this Section 8.1 does not constitute and is not intended to result in a creation or an assumption by the Administrative Agent or any of the other Secured Parties of any obligation of the Borrower or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (i) the Borrower shall remain liable under any applicable Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent, as agent for the Secured Parties, of any of its rights in the Collateral shall not release the Borrower from any of its duties or obligations under any applicable Collateral, and (iii) none of the Administrative Agent or any other Secured Party shall have any obligations or liability under the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
2.Notwithstanding anything to the contrary, the Borrower, the Collateral Manager, the Administrative Agent, the Collateral Custodian, the Collateral Administrator and each Lender hereby agree to treat, and to cause each of their respective Affiliates to treat, each

Note as indebtedness for purposes of United States federal and state income tax or state franchise tax to the extent permitted by Applicable Law and shall file its tax returns or reports, or cause its Affiliates to file such tax returns or reports, in a manner consistent with such treatment.
ii.Release of Lien on Collateral.
The Lien created pursuant to this Agreement shall be automatically released with upon the occurrence of the following: (i) any Collateral expires by its terms and all amounts in respect thereof have been paid in full by the related Obligor and deposited in the Collection Account, (ii) such Loan has been the subject of a Discretionary Sale, Substitution or a sale of a Warranty Loan pursuant to Section 2.14 or (iii) this Agreement terminates in accordance with Section 12.6. In connection with any sale of such Collateral, the Administrative Agent, as agent for the Secured Parties, will after the deposit by the Collateral Manager of the Proceeds of such sale into the Collection Account, at the sole expense of the Borrower, execute and deliver to the Borrower any assignments, bills of sale, termination statements and any other releases and instruments as the Borrower may reasonably request in order to effect the release and transfer of such Collateral; provided that, the Administrative Agent, as agent for the Secured Parties, will make no representation or warranty, express or implied, with respect to any such Collateral in connection with such sale or transfer and assignment. Nothing in this section shall diminish the Borrower’s or the Collateral Manager’s obligations pursuant to Section 2(e) of the Collateral Management Agreement with respect to the Proceeds of any such sale.
i.Remedies.
Upon the occurrence of an Event of Default, the Administrative Agent and Secured Parties shall have, with respect to the Collateral granted pursuant to Section 8.1, and in addition to all other rights and remedies available to the Administrative Agent and Secured Parties under this Agreement or other Applicable Law, all rights and remedies set forth in Section 9.2.
i.Waiver of Certain Laws.
The Borrower agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Collateral may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and the Borrower, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Collateral marshaled upon any such sale, and agrees that the Administrative Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the Administrative Agent or such court may determine.
i.Power of Attorney.
The Borrower hereby irrevocably appoints the Administrative Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at the Borrower’s expense, in connection with the enforcement of the rights and remedies provided for (and subject to the terms and conditions set forth) in this Agreement during the continuance of an Event of Default, including the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, (b) to make all necessary transfers of the Collateral in connection with any such sale or other disposition made pursuant hereto, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, the Borrower hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto, and (d) to sign any agreements, orders or other documents in order to enforce any and all right hereunder or pursuant to any Transaction Document, including, without limitation, Section 9 of the Collateral Management Agreement. Nevertheless, if so requested by the Administrative Agent, the Borrower shall ratify and confirm any such sale or other disposition by executing and delivering to the Administrative Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.
a. EVENTS OF DEFAULT
i.Events of Default.
The following events shall be Events of Default (“Events of Default”) hereunder:

1.any failure by the Borrower to pay any principal when due (including on the Termination Date);
2.any failure by the Borrower to pay all accrued and unpaid Interest, ~~Minimum Usage Fees and~~ Non-Usage Fees on any Payment Date and such failure shall continue unremedied for a period of three (3) Business Days; provided only that if such failure to pay is due to administrative error or omission, such failure to pay shall constitute an Event of Default if not cured within three (3) Business Days after the agent responsible for such error or omission receives written notice or has actual knowledge of such error or omission and so notifies the Borrower, or the Borrower or the Transferor has actual knowledge of such administrative error or omission; or
3.the Borrower fails to make any payments not addressed by Section 9.1(a) through (b) or when due under the Transaction Documents and the same continues unremedied for a period of thirty (30) days after the earlier to occur of (i) the date on which written notice of such failure shall have been given to the Borrower and (ii) the date on which the Borrower acquires knowledge thereof; or
4.the failure on the part of the Borrower to observe or perform the covenants set forth in Sections 5.1(a), 5.1(b), 5.1(e), 5.1(f), 5.1(g), 5.1(h), 5.1(k), 5.1(n), 5.1(p), 5.1(v) or 5.2; provided, that with respect to a failure on the part of the Borrower to observe or perform the covenant set forth in Section 5.1(n)(ii), such failure shall not be an Event of Default hereunder if, (i) such Lien is released within five (5) Business Days after the earlier to occur of (x) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Borrower and (y) the date on which the Borrower acquires knowledge thereof, or (ii) a reserve has been established for such Lien in accordance with GAAP and such Lien is being diligently contested in good faith by the Borrower (except to the extent that the amount secure by such Lien exceeds $500,000); or
5.the failure on the part of the Collateral Manager to (i) to make any payment, transfer or deposit into the Collection Account as required by this Agreement or the Collateral Management Agreement, which failure continues unremedied for a period of three (3) Business Days, (ii) make any payment when due (after giving effect to any related grace period) with respect to any recourse debt or other obligations, which debt or other obligations are in excess of $10,000,000 in the aggregate, or the occurrence of any event or condition that has resulted in the acceleration of such recourse debt or other obligations, whether or not waived, (iii) to deliver on behalf of the Borrower any Required Reports hereunder on or before the date occurring two (2) Business Days after the date such report is required to be made or given, as the case may be, under the terms of this Agreement, or (iv) duly observe or perform in any material respect any material covenants or agreements of the Collateral Manager (other than those specifically addressed by a separate Event of Default) set forth in any Transaction Document to which the Collateral Manager is a party (including any material delegation of the Collateral Manager’s duties) and the same continues unremedied for a period of ten (10) days after the earlier to occur of (x) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Collateral Manager and (y) the date on which the Collateral Manager acquires knowledge thereof; or
6.any failure on the part of any FS/KKR Party duly to observe or perform in any material respect any other covenants or agreements of such FS/KKR Party (other than those specifically addressed by a separate Event of Default), as applicable, set forth in this Agreement or the other Transaction Documents to which such FS/KKR Party is a party and the same continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the applicable FS/KKR Party and (ii) the date on which the applicable FS/KKR Party acquires knowledge thereof; or
7.the occurrence of an Insolvency Event relating to the Borrower or the Collateral Manager; or

8.the occurrence of a Change of Control; or
9.the Collateral Manager Bylaws shall fail to be in full force and effect or shall have been amended in a manner that materially and adversely effects the interests of the Administrative Agent and the Lenders, as determined in the reasonable judgement of the Collateral Manager, without the prior written consent of the Administrative Agent (for the avoidance of doubt, it shall not be an Event of Default if the Collateral Manager Bylaws cease to be in full force and effect as a result of the Collateral Manager entering into a merger, consolidation or amalgamation with or into a Permitted BDC so long as the constitutional documents of such Permitted BDC or any other successor entity formed by or surviving such merger, consolidation or amalgamation shall not prejudice the interests of the Administrative Agent and the Lenders in a manner that is adverse and material to such interests; or
10.the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction against any FS/KKR Party for the payment of money in excess individually or in the aggregate of $1,000,000 (in the case of the Borrower), the lesser of (x) three percent 3% of the net asset value of such Person or (y) $25,000,000 (in the case of the Collateral Manager or the Transferor), and the Borrower, the Collateral Manager or the Transferor, as applicable, shall not have within thirty (30) days either (i) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms or (ii) perfected a timely appeal of such judgment, decree or order and cause the execution of same to be stayed during the pendency of the appeal; or
11.the Borrower shall assign or attempt to assign any of its rights, obligations or duties under this Agreement without the prior written consent of the Administrative Agent (such consent to be provided) in the sole and absolute discretion of the Administrative Agent; or
12.failure to pay, on the Termination Date, the outstanding principal of all Advances Outstanding, and all Interest and all fees accrued and unpaid thereon together with all other Obligations; or
13.[reserved]; or
14.the Borrower shall fail to qualify as a bankruptcy‑remote entity based upon the criteria set forth in Section 4.1(t), such that ~~Clifford Chance US LLP,~~ Dechert LLP or another law firm reasonably acceptable to the Administrative Agent could no longer render a customary non-consolidation opinion with respect thereto; or
15.any Transaction Document, or any material portion of a Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any FS/KKR Party party thereto, or
16.any FS/KKR Party shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Transaction Document or any lien or security interest thereunder; or
17.any security interest securing any obligation under any Transaction Document shall, in whole or in part, cease to be a first priority perfected security interest (subject only to the Permitted Liens described in clauses (a), (d) or (f) of the definition of “Permitted Liens”) except as otherwise expressly permitted to be released in accordance with the applicable Transaction Document; or
18.the existence of a Borrowing Base Deficiency which continues unremedied for (x) three (3) Business Days or (y) if an Equity Cure Notice was delivered with respect to such event, twelve (12) Business Days; or
19.the Borrower or the Collateral Manager shall become required to register as an “investment company” within the meaning of the 1940 Act; or
20.the IRS or any other Governmental Authority shall file notice of a lien pursuant to Section 6323 of the Code with regard to any assets of the Borrower, or the Pension

Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any assets of the Borrower and such lien shall not have been released within five (5) Business Days, unless in each case, a reserve has been established therefor in accordance with GAAP and such lien is being diligently contested in good faith by the Borrower (except to the extent that the amount secure by such lien exceeds $500,000); or
21.any representation, warranty or certification made by any FS/KKR Party in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made or deemed made (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) and the same continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to such FS/KKR Party and (ii) the date on which such FS/KKR Party acquires knowledge thereof; or
22.[reserved]; or
23.[reserved]; or
24.the Collateral Manager agrees to or otherwise permits to occur any change in the Collateral Manager Standard or its investment strategy as identified in Section 5.1(h)(ii) that could, individually or in the aggregate, reasonably be expected to adversely affect the interests of Administrative Agent or any Lender without the prior written consent of the Administrative Agent; provided that no consent shall be required from the Administrative Agent in connection with any change mandated by Applicable Law or a Governmental Authority as evidenced by an Opinion of Counsel to that effect delivered to the Administrative Agent; or
25.a failure of the Investment Advisor to maintain at least $1,000,000,000 of assets under management (measured on the last day of any fiscal quarter of Collateral Manager and measured, for purposes of this Agreement, to include all assets of the Investment Advisor); or
26.any of the following events occur with respect to the Collateral Manager:
a.a finding by any court or governmental body of competent jurisdiction in a final, non-appealable judgment, or an admission by it in a settlement of any lawsuit, that it has committed fraud, willful misconduct, or a material violation of applicable securities laws, in each case which has a material adverse effect on the business of Collateral Manager;
b.a conviction of, or plea of guilty or nolo contendere by the senior officers of the Collateral Manager in respect of a felony in connection with any activity of any FS/KKR Party or any of its Subsidiaries or Affiliates; or
c.the Administrative Agent otherwise has the right to direct that actions of the Collateral Manager pursuant to Section 9 of the Collateral Management Agreement; or
27.(i)(A) the Investment Advisory Agreement is modified or amended, or (B) any material duties or obligations of the Investment Advisor (or any of its permitted assigns) thereunder are waived, in either case, in a manner that materially adversely affects any Secured Party without the prior written consent of the Administrative Agent, (ii) the Investment Advisory Agreement is assigned, or any material duties or obligations of the Investment Advisor (or any of its permitted assigns) thereunder are waived, without giving the Administrative Agent at least ten (10) Business Days prior written notice, or (iii) any party to the Investment Advisory Agreement shall be in material breach of any of its representations, warranties, agreements and/or covenants thereunder, except as a result of insufficient funds being available to make any payments pursuant to Section 2.7.
ii.Remedies.

1.Upon the occurrence of an Event of Default, the Administrative Agent may, or, at the direction of the Required Lenders shall, by notice to the Borrower (with a copy to the Collateral Custodian and Collateral Administrator, it being agreed that the failure to give such notice shall not impair the rights of the Administrative Agent or the Lenders hereunder), declare (i) the Termination Date to have occurred and the Notes and all other Obligations to be immediately due and payable in full (without presentment, demand, protest or notice of any kind all of which are hereby waived by the Borrower) or (ii) the Revolving Period End Date to have occurred; provided that in the case of any event involving the Borrower described in Section 9.1(g), the Notes and all other Obligations shall be immediately due and payable in full (without presentment, demand, notice of any kind, all of which are hereby expressly, waived by the Borrower) and the Termination Date shall be deemed to have occurred automatically upon the occurrence of any such event. The Administrative Agent shall forward a copy of any notice delivered to the Borrower pursuant to this Section 9.2(a) to the Lenders.
2.On and after the declaration or occurrence of the Termination Date, the Administrative Agent, for the benefit of the Secured Parties, shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative. The Borrower hereby agrees that it will, at the Borrower’s expense and at the direction of the Administrative Agent, forthwith, (i) assemble all or any part of the Loans as directed by the Administrative Agent and make the same available to the Administrative Agent at a place to be designated by the Administrative Agent and (ii) subject to the limitations set forth in Section 9.2(c), without notice except as specified below, sell the Loans or any part thereof upon such terms, in such lots, to such buyers, and according to such other instructions as the Administrative Agent may deem commercially reasonable; provided that, notwithstanding anything to the contrary set forth herein, the Administrative Agent will not cause or direct the sale of any Loans or other Collateral on and after the declaration or occurrence of the Termination Date unless either (i) the Administrative Agent determines that the anticipated proceeds of a sale or liquidation of all or any portion of the Collateral (after deducting the reasonable expenses of such sale or liquidation) would be sufficient to discharge in full the Obligations (or in the case of a sale of less than all of the Collateral, an amount sufficient to discharge the amount of the Obligations attributable to such portion of the Collateral); or (ii) the Required Lenders direct such sale and liquidation. The Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) days’ notice to the Borrower of any sale hereunder shall constitute reasonable notification. All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Loans (after payment of any amounts incurred in connection with such sale) shall be deposited into the Collection Account and to be applied pursuant to Section 2.8. The occurrence of a Termination Date as defined in clauses (a) through (c), inclusive, of the definition of “Termination Date” shall constitute a Termination Date for the purposes of this Section 9.2.
3.(i) If the Administrative Agent elects, subject to clause (b) above, to sell the Collateral in whole, but not in part, at a public or private sale, the Borrower may exercise its right of first refusal to repurchase the Collateral, in whole but not in part, prior to such sale at a purchase price that is not less than the amount of the Obligations as of the date of such proposed sale. The Borrower’s right of first refusal shall terminate not later than 4:00 p.m. (New York City Time) on the tenth Business Day following the Business Day on which the Borrower receives notice of the Administrative Agent’s election to sell such Collateral, such notice to attach copies of all Eligible Bids received by the Administrative Agent in respect of such Collateral.
a.If the Borrower elects not to exercise its right of first refusal as provided in clause (i) above, the Administrative Agent may sell such Collateral or portion thereof for a purchase price equal to the highest of the Eligible Bids then received. Any determination of the highest Eligible Bid shall only consider bids for the same parcels of the Collateral.
b.It is understood that the Borrower may submit its bid for the Collateral as a combined bid with the bids of other members of a group of bidders, and shall have the right to find bidders to bid on the Collateral or any portion thereof.
c.It is understood that the Borrower’s right of first refusal shall apply to each proposed sale of the same parcel of the Collateral.
4.Notwithstanding anything to the contrary contained herein, the exercise by the Administrative Agent or the Secured Parties of their rights hereunder, shall not release the Transferor or the Borrower from any of their duties or responsibilities with respect to the Collateral except to the extent expressly provided herein. The Secured Parties, the Administrative Agent, the Collateral Administrator, the Collateral Custodian shall not have any obligation or liability with respect to any Collateral, other than to use reasonable care in the custody and preservation of collateral in such party’s possession, nor shall any of them be obligated to perform any of the obligations of the Borrower or the Transferor hereunder.
A. INDEMNIFICATION
a.Indemnities by the Borrower.
i.Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify the Administrative Agent, the Collateral Custodian, the Collateral Administrator, the Securities Intermediary, the Secured Parties, the Lenders and each of their respective assigns and directors, officers, employees, agents and advisors (collectively, the “Indemnified Parties”), forthwith on demand, from and against any and all damages, losses, claims (whether brought by or involving the Borrower or any other third party), liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (limited to one primary counsel and such other local or special counsel as may be necessary) (all of the foregoing being collectively referred to as the “Indemnified Amounts”) awarded against or incurred by such Indemnified Party and other non‑monetary damages of any such Indemnified Party or any of them arising out of or as a result of this Agreement (including enforcement of the indemnification obligations hereunder) or having an interest in the Collateral or in respect of any Loan included in the Collateral, excluding, however, any Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Indemnified Party as determined by a court of competent jurisdiction in a final non-appealable judgment. If the Borrower has made any indemnity payment pursuant to this Section 10.1 and Section 10.3 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts then, the recipient shall repay to the Borrower an amount equal to the amount it has collected from others in respect of such indemnified amounts. Without limiting the foregoing, the Borrower shall indemnify each Indemnified Party for Indemnified Amounts (except to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party) relating to or resulting from:
1.any representation or warranty made or deemed made by the Borrower, the Collateral Manager or any of their respective officers under or in connection with this Agreement or any other Transaction Document, which shall have been false or incorrect in any material respect when made or deemed made or delivered;
2.the failure of any Loan acquired on the Effective Date to be an Eligible Loan as of the Effective Date and the failure of any Loan acquired after the Effective Date to be an Eligible Loan on the related Funding Date;
3.the failure by the Borrower or the Collateral Manager to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any Applicable Law, with respect to any Collateral or the nonconformity of any Collateral with any such Applicable Law;
4.the failure to vest and maintain vested in the Administrative Agent, as agent for the Secured Parties, an undivided interest in the Collateral, together with all Collections, free and clear of any Lien (other than a Permitted Lien) whether existing at the time of any Advance or at any time thereafter;
5.[reserved];
6.the failure to file, or any delay in filing, financing statements, continuation statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Law with respect to any Collateral, whether at the time of any Advance or at any subsequent time;
7.any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment with respect to any Collateral (including a defense based on the Collateral not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Collateral or the furnishing or failure to furnish such merchandise or services;
8.any failure of any FS/KKR Party to perform its duties or obligations in accordance with the provisions of this Agreement or any of the other Transaction Documents to which it is a party or any failure by any FS/KKR Party or any Affiliate thereof to perform its respective duties under any Collateral;
9.any inability to obtain any judgment in, or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Borrower or the Transferor to qualify to do business or file any notice or business activity report or any similar report;
10.any action taken by the Borrower or the Collateral Manager in the enforcement or collection of any Collateral in breach of the servicing and administration standards set forth in Article VI of this Agreement;
11.any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the Underlying Assets or services that are the subject of any Collateral;
12.the failure by the Borrower to pay when due any Taxes for which the Borrower is liable, including sales, excise or personal property taxes payable in connection with the Collateral;
13.any repayment by the Administrative Agent or another Secured Party of any amount previously distributed in repayment of Advances Outstanding or payment of Interest or any other amount due hereunder, in each case, which amount the Administrative Agent or another Secured Party believes in good faith is required to be repaid;
14.except with respect to funds held in the Collection Account, the commingling of Collections on the Collateral at any time with other funds;
15.any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Advances or the security interest in the Collateral;
16.any failure by the Borrower to give reasonably equivalent value to the Transferor or to the applicable third party transferor, in consideration for the transfer by the Transferor or such third party to the Borrower of any item of Collateral or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including any provision of the Bankruptcy Code;
17.the use of the proceeds of any Advance in a manner other than as provided in this Agreement and the Sale Agreement or any Third Party Sale Agreement;
18.the failure of the Borrower or any of its agents or representatives to remit to the Collateral Manager or the Administrative Agent, Collections on the Collateral

remitted to the Borrower, the Collateral Manager or any such agent or representative as provided in this Agreement; or
19.the failure of the Collateral Manager to satisfy its obligations under Section 4(a) of the Collateral Management Agreement.
ii.Any amounts subject to the indemnification provisions of this Section 10.1 shall be paid by the Borrower to the Indemnified Party on the Payment Date following such Person’s demand therefor, accompanied by a reasonably detailed description in writing of the related damage, loss, claim, liability and related costs and expenses.
iii.If for any reason the indemnification provided above in this Section 10.1 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations; provided that the Borrower shall not be required to contribute in respect of any Indemnified Amounts excluded in Section 10.1(a).
iv.The obligations of the Borrower under this Section 10.1 shall survive the resignation or removal of the Administrative Agent, the Collateral Manager, the Collateral Custodian, the Securities Intermediary or the Collateral Administrator and the termination of this Agreement.
b.[Reserved].
c.After‑Tax Basis.
Indemnification under Section 10.1, Section 2.12, and Section 12.9 shall be on an after‑Tax basis to the extent not applicable to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
A. THE ADMINISTRATIVE AGENT
a.Appointment.
Each Secured Party hereby appoints and authorizes the Administrative Agent as its agent and bailee for purposes of perfection pursuant to the applicable UCC and hereby further authorizes the Administrative Agent to appoint additional agents and bailees (including the Collateral Custodian) to act on its behalf and for the benefit of each of the Secured Parties. Each Secured Party further authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality, of the foregoing, each Secured Party hereby appoints the Administrative Agent as its agent to execute and deliver all further instruments and documents, and take all further action that the Administrative Agent may deem necessary or appropriate or that a Secured Party may reasonably request in order to perfect, protect or more fully evidence the security interests granted by the Borrower hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder, including the execution by the Administrative Agent as secured party/assignee of such financing or continuation statements, or amendments thereto or assignments thereof, relative to all or any of the Collateral now existing or hereafter arising, and such other instruments or notices, as may be necessary or appropriate for the purposes stated hereinabove. The Lenders may direct the Administrative Agent to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Administrative Agent hereunder, the Administrative Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Lenders; provided that the Administrative Agent shall not be required to take any action hereunder if the taking of such action, in the reasonable determination of the Administrative Agent, shall be in violation of any Applicable Law or contrary to any provision of this Agreement or shall expose the Administrative Agent to liability hereunder or otherwise. In the event the Administrative Agent requests the consent of a Lender pursuant to the foregoing provisions and the Administrative Agent does not receive a consent (either positive or negative) from such Person within ten (10) Business Days of such Person’s receipt of such request, then such Lender shall be deemed to have declined to consent to the relevant action.
The Administrative Agent shall also act as the “collateral agent” under the Transaction Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the FS/KKR Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article XI for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Transaction Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article XI and Articles X and XII (as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Transaction Documents) as if set forth in full herein with respect thereto.
a.Standard of Care; Exculpatory Provisions.
i.The Administrative Agent shall exercise such rights and powers vested in it by this Agreement and the other Transaction Documents, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.
ii.The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Transaction Documents. Without limiting the generality of the foregoing, the Administrative Agent:
1.shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
2.shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Transaction Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Transaction Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Transaction Document or Applicable Law; and
3.shall not, except as expressly set forth herein and in the other Transaction Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
iii.The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Collateral Manager, the Borrower or a Lender.
iv.The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Transaction Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Transaction Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
b.Administrative Agent’s Reliance, Etc.
Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Agreement or any of the other Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent: (i) may consult with legal counsel (including counsel for any FS/KKR Party with the consent of such counsel), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation and shall not be responsible for any statements, warranties or representations made by any other Person in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Transaction Documents on the part of any FS/KKR Party or to inspect the property (including the books and records) of any FS/KKR Party; (iv) shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; (v) may rely upon and shall incur no liability under or in respect of this Agreement or any of the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties, or upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person. In determining compliance with any condition hereunder to the making of an Advance, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Advance.
a.Credit Decision with Respect to the Administrative Agent.
Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent’s Affiliates, and based upon such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and the other Transaction Documents to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent’s Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Transaction Documents to which it is a party.
a.Indemnification of the Administrative Agent.
Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower), ratably in accordance with its Pro Rata Share from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any of the other Transaction Documents, or any action taken or omitted by the Administrative Agent hereunder or thereunder; provided that, the Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct. The payment of amounts under this Section 11.5 shall be on an after‑Tax basis. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent, ratably in accordance with its Pro Rata Share promptly upon demand for any out‑of‑pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Lenders hereunder and/or thereunder and to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower.
a.Successor Administrative Agent.

The Administrative Agent may resign as Administrative Agent upon thirty (30) days’ notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, with the approval of the Borrower at all times other than during the existence of a Default or an Event of Default (which approval of the Borrower shall not be unreasonably withheld, conditioned or delayed). Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent” means such successor administrative agent and the retiring Administrative Agent’s appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this ARTICLE XI and Sections 12.9 and 12.11 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.
a.Delegation of Duties.
The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Transaction Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility as well as activities as Administrative Agent.
a.Payments by the Administrative Agent.
Unless specifically allocated to a specific Lender pursuant to the terms of this Agreement, all amounts received by the Administrative Agent on behalf of the Lenders shall be paid by the Administrative Agent to the Lenders in accordance with their respective Pro Rata Shares in the applicable Advances Outstanding, or if there are no Advances Outstanding in accordance with their most recent Commitments, on the Business Day received by the Administrative Agent, unless such amounts are received after 12:00 noon (New York City Time) on such Business Day, in which case the Administrative Agent shall use its reasonable efforts to pay such amounts to each Lender on such Business Day, but, in any event, shall pay such amounts to such Lender not later than the following Business Day. The Administrative Agent shall pay amounts owing to each Lender in accordance with the written instructions delivered by each such Lender to the Administrative Agent.
a.Collateral Matters.
Each of the Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion:
i.to release any Lien on any Collateral granted to or held by the Administrative Agent, for the ratable benefit of the Secured Parties, under any Transaction Document (i) upon the termination of the Commitment and payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Transaction Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 12.1; and
ii.to subordinate or release any Lien on any Collateral granted to or held by the Administrative Agent under any Transaction Document to the holder of any other Lien on the Collateral.
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property pursuant to this Section 11.9. In each case as specified in this Section 11.9, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable FS/KKR Party such documents as such FS/KKR Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Transaction Documents or to subordinate its interest in such item, in each case in accordance with the terms of the Transaction Documents and this Section 11.9.
a.Erroneous Payments.
1.If the Administrative Agent (x) notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured

Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof) (provided, that, without limiting any other rights or remedies (whether at law or in equity), the Administrative Agent may not make any such demand under this clause (a) with respect to an Erroneous Payment unless such demand is made within 5 Business Days of the date of receipt of such Erroneous Payment by the applicable Payment Recipient), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 11.10 and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received) together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
1.Without limiting the immediately preceding clause (a), each Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (and each of their respective successors and assigns) hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of ~~their respective~~its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of ~~their respective~~its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:
a.it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent~~)~~  to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
b.such Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the

Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 11.10(b). For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 11.10(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 11.10(a) or on whether or not an Erroneous Payment has been made.
2.Each Lender and each Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party under any Transaction Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).
~~(d) (i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loan Advances (but not its Commitments) of the relevant class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loan Advances (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such calculated at par plus any accrued and unpaid interest (with the assignment fee set forth in Section 12.16(a)(5) to be deemed waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loan Advances to the Borrower or the Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender (D) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Loan Advances subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.~~

~~(ii) Subject to Section 12.16 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Loan Advances acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan Advance (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal~~

~~and interest, received by the Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owed by the Administrative Agent) and (y) in the sole discretion of the Administrative Agent be reduced by any amount specified by Administrative Agent in writing to the applicable Lender from time to time.~~

1.~~(e)~~ The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reasons, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the ~~Loan~~Transaction Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”~~) (provided that the Loan Parties’ Obligations under the Transaction Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loan Advances that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment~~) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other FS/KKR Party; provided that this Section 11.10 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from, or on behalf of (including through the exercise of remedies under any Transaction Document), the Borrower for the purpose of making ~~such Erroneous Payment~~a payment on the Obligations.
2.~~(f)~~ To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and each Payment Recipient hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation, any defense based on “discharge for value” or any similar doctrine.
~~((~~
(
~~g)~~
Each party’s obligations, agreements and waivers under this Section 11.10 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document.
1.
A. MISCELLANEOUS
a.Amendments and Waivers.
Except as provided in this Section 12.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Administrative Agent and the Required Lenders; provided, that no amendment, waiver or consent shall:
i.increase the Commitment of any Lender or the amount of Advances of any Lender, in any case, without the written consent of such Lender;
ii.waive, extend or postpone any date fixed by this Agreement or any other Transaction Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitments hereunder or under any other Transaction Document (including as a result of any modification to the definition of “Revolving Period” or “Scheduled Revolving Period End Date”) without the written consent of each Lender directly and adversely affected thereby;
iii.reduce the principal of, or the rate of interest specified herein on, any Advance or Obligation, or any fees or other amounts payable hereunder or under any other Transaction Document without the written consent of each Lender directly and adversely affected thereby;
iv.change Section 2.7, 2.8 or any related definitions or provisions in a manner that would alter the order of application of proceeds or would alter the pro rata sharing of payments required thereby, in each case, without the written consent of each Lender directly and adversely affected thereby;
v.change any provision of this Section or reduce the percentages specified in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly affected thereby;
vi.consent to the assignment or transfer by any FS/KKR Party of such FS/KKR Party’s rights and obligations under any Transaction Document to which it is a party (except as expressly permitted hereunder), in each case, without the written consent of each Lender;
vii.make any modification to the definition of (i) “Borrowing Base”, “Availability”, “Advance Rate”, “Adjusted Borrowing Value”, “Dollar Equivalent” or “Excess Concentration Amount”, in each case, which would have a material adverse effect on the calculation of the Borrowing Base or the Availability or (ii) “Eligible Loan” in a manner that would reduce or make less restrictive the requirements for a Loan to be an Eligible Loan, in either case without the written consent of each Lender;
viii.release all or substantially all of the Collateral or release any Transaction Document (other than as specifically permitted or contemplated in this Agreement or the applicable Transaction Document) without the written consent of each Lender; or
ix.provide for any additional duties or obligations to be performed by the Collateral Custodian or the Collateral Administrator or modify the rights of the Collateral Custodian or the Collateral Administrator hereunder in any manner materially adverse to the Collateral Custodian or the Collateral Administrator without the written consent of the Collateral Custodian or the Collateral Administrator;
provided further, that (i) any amendment of the Agreement that is solely for the purpose of adding a Lender or waiving, extending or postponing any fee to the Administrative Agent may be effected without the written consent of any Lender and, at any time that an Event of Default has occurred and is continuing, the Borrower, (ii) no such amendment, waiver or modification materially adversely affecting the rights or obligations of the Collateral Custodian or the Collateral Administrator shall be effective without the written agreement of such Person, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, affect the rights or duties of the Administrative Agent under this Agreement or any other Transaction Document, (iv) any amendment of the Agreement that a Lender is advised by its legal or financial advisors to be necessary or desirable in order to avoid the consolidation of the Borrower with such Lender for accounting purposes may be effected without the written consent of the Borrower or any other Lender and (v) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Transaction Documents (and such amendment shall become effective without any further action or consent of any other party to any Transaction Document) if the Administrative Agent and the Borrower shall have jointly identified a facial error or any error or omission of a technical or immaterial nature in any such provision. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.
a.Notices, Etc.

i.Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
1. if to the Borrower, the Collateral Manager, Ally Bank, Collateral Administrator, the Collateral Custodian, as set forth on Annex A;
2. if to the Administrative Agent, to Ally Bank, ~~,~~ as set forth on Annex A;
3. if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.
ii.Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that, the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that, approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
iii.The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make Syndicate Communications available to the Lenders by posting such Syndicate Communications on the Platform. The Platform is provided by the Administrative Agent “as is” and “as available”. The Agent Parties (defined below) do not warrant the accuracy or completeness of the Syndicate Communications or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Syndicate Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Syndicate Communications or the Platform. In no event shall the Administrative Agent or any of its Affiliates (collectively, the “Agent Parties”) have any liability to the Borrower, any Lenders or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or any Agent Party’s transmission or posting of Obligor materials through the Platform or via email, except to the extent such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to Borrower, any Lender or any other Person for indirect, incidental, consequential or punitive damages (as opposed to direct or actual damages).
iv.Notwithstanding the foregoing, the Borrower hereby acknowledges that certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Person’s securities. The Borrower hereby agrees that (i) all Syndicate Communications that are not to be made available to Public Lenders shall be clearly and conspicuously marked “PRIVATE” which, at a minimum, shall mean that the word “PRIVATE” shall appear prominently on the first page thereof; (ii) unless marking Syndicate Communications “PRIVATE”, the Borrower shall be deemed to authorize the Administrative Agent and the Lenders to treat such Syndicate Communications as not containing any material non-public information with respect to the Borrower or any Affiliate thereof or their respective securities for purposes of United States Federal and state securities laws; (iii) unless marked “PRIVATE”, all Syndicate Communications are permitted to be made available through the Platform; and (iv) the Administrative Agent shall be entitled to treat any Syndicate Communications that are marked “PRIVATE” as being suitable only for posting on a portion of the Platform designated as “Non-Public Information”.
b.Ratable Payments.
If any Secured Party, whether by setoff or otherwise, has payment made to it with respect to any portion of the Obligations owing to such Secured Party (other than payments received pursuant to Section 10.1) in a greater proportion than that received by any other Secured Party, such Secured Party agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the Obligations held by the other Secured Parties so that after such purchase each Secured Party will hold its ratable proportion of the Obligations; provided that if all or any portion of such excess amount is thereafter recovered from such Secured Party, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.
a.No Waiver; Remedies.
No failure on the part of the Administrative Agent, the Collateral Custodian, the Collateral Administrator or a Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.
a.Binding Effect; Benefit of Agreement.
This Agreement shall be binding upon and inure to the benefit of the FS/KKR Parties, the Administrative Agent, the Collateral Custodian, the Collateral Administrator, the Secured Parties and their respective successors and permitted assigns. Each Indemnified Party and each Indemnified Party shall be an express third party beneficiary of this Agreement.
a.Term of this Agreement.
This Agreement, including the Borrower’s representations and covenants set forth in Articles IV and V, create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect during the Covenant Compliance Period; provided that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower pursuant to Articles IV and V, the provisions, including the indemnification and payment provisions, of Article X, Section 2.13, Section 12.9, Section 12.10 and Section 12.11, shall be continuing and shall survive any termination of this Agreement.
a.Governing Law; Jury Waiver.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.
a.Consent to Jurisdiction; Waivers.
Each of the Borrower, the Lenders, Collateral Custodian, the Collateral Administrator and the Administrative Agent hereby irrevocably and unconditionally:

i.submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York sitting in New York City, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
ii.consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;
iii.agrees that service of process (other than with respect to the Collateral Custodian and Collateral Administrator) in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address as provided in Section 12.2;
iv.agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
v.waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 12.8 any special, exemplary, punitive or consequential damages.
b.Costs and Expenses.
i.In addition to the rights of indemnification granted to the Indemnified Parties under ARTICLE X hereof, the Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Collateral Custodian, the Securities Intermediary, the Collateral Administrator and the Secured Parties incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), renewal, amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including the reasonable fees and out‑of‑pocket expenses of one primary counsel and such other local or special counsel as may be necessary for the Administrative Agent, the Collateral Custodian, the Securities Intermediary, the Collateral Administrator and the Secured Parties with respect thereto and with respect to advising the Administrative Agent, the Collateral Custodian, the Securities Intermediary, the Collateral Administrator and the Secured Parties as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Administrative Agent, the Collateral Custodian, the Securities Intermediary, the Collateral Administrator or the Secured Parties in connection with the enforcement of this Agreement by such Person and the other documents to be delivered hereunder or in connection herewith.
ii.The Borrower shall pay on the Payment Date following receipt of a request therefor, all other costs and expenses that have been invoiced at least two (2) Business Days prior to such Payment Date and incurred by the Administrative Agent and the Secured Parties, in each case in connection with periodic audits of the FS/KKR Parties’ books and records, the Collateral, the Underlying Instruments, and the information contained in the Borrowing Base Certificates and Payment Date Reports.
c.No Proceedings.

i.Each of the parties hereto (other than the Administrative Agent) hereby agrees that it will not institute against, or join any other Person in instituting against, the Borrower any Insolvency Proceeding so long as there shall not have elapsed one year and one day (or such longer preference period as shall then be in effect) since the end of the Covenant Compliance Period. The provisions of this Section 12.10 are a material inducement for the Secured Parties to enter into this Agreement and the transactions contemplated hereby and are an essential term hereof. The parties hereby agree that monetary damages are not adequate for a breach of the provisions of this Section 12.10 and the Administrative Agent may seek and obtain specific performance of such provisions (including injunctive relief), including, without limitation, in any bankruptcy, reorganization, arrangement, winding up, insolvency, moratorium, winding up or liquidation proceedings, or other proceedings under U.S. federal or state bankruptcy or similar laws of any jurisdiction.
ii.The provisions of this Section 12.10 shall survive the termination hereof.
d.Recourse Against Certain Parties.
i.No recourse under or with respect to any obligation, covenant or agreement (including the payment of any fees or any other obligations) of the Administrative Agent, any Secured Party, or any FS/KKR Party as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any incorporator, affiliate, stockholder, member, officer, partner, employee, administrator, partner, organizer or director of the Administrative Agent, any Secured Party, or any FS/KKR Party by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Administrative Agent, any Secured Party, or any FS/KKR Party contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Administrative Agent, any Secured Party, or any FS/KKR Party, and that no personal liability whatsoever shall attach to or be incurred by the Administrative Agent, any Secured Party, any FS/KKR Party or any incorporator, stockholder, affiliate, officer, partner, employee or director of the Administrative Agent, any Secured Party, or any FS/KKR Party under or by reason of any of the obligations, covenants or agreements of the Administrative Agent, any Secured Party, or any FS/KKR Party contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of the Administrative Agent, any Secured Party, or any FS/KKR Party and each incorporator, stockholder, affiliate, officer, partner, employee administrator, partner, organizer or director of the Administrative Agent, any Secured Party or any FS/KKR Party, or any of them, for breaches by the Administrative Agent, any Secured Party, or any FS/KKR Party of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that the foregoing non‑recourse provisions shall in no way affect any rights the Secured Parties might have against any incorporator, affiliate, stockholder, officer, employee or director of any FS/KKR Party to the extent of any fraud, misappropriation, embezzlement or any other financial crime constituting a felony by such Person.
ii.Notwithstanding any contrary provision set forth herein, no claim may be made by any FS/KKR Party or any other Person against the Administrative Agent and the Secured Parties or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect to any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each FS/KKR Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected.
iii.No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Administrative Agent and the Secured Parties under or as a result of this Agreement and the transactions contemplated hereby.
iv.The provisions of this Section 12.11 shall survive the termination of this Agreement.
e.Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Advances.

i.[Reserved].
ii.The Borrower agrees that from time to time, at its expense, it will promptly authorize, execute and deliver all instruments and documents, and take all actions, that the Administrative Agent may reasonably request in order to perfect, protect or more fully evidence the security interest granted in the Collateral, or to enable the Administrative Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder or under any other Transaction Document.
iii.If the Borrower fails to perform any of its obligations hereunder, the Administrative Agent or any Secured Party may (but shall not be required to) perform, or cause performance of, such obligation; and the Administrative Agent’s or such Secured Party’s costs and expenses incurred in connection therewith shall be payable by the Borrower as provided in ARTICLE X. The Borrower irrevocably authorizes the Administrative Agent and appoints the Administrative Agent as its attorney‑in‑fact to act on behalf of the Borrower (i) to execute on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Collateral, including those that describe the Collateral as “all assets,” or words of similar effect, and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Secured Parties in the Collateral. This appointment is coupled with an interest and is irrevocable.
iv.Without limiting the generality of the foregoing, the Borrower will, not earlier than six (6) months and not later than three (3) months prior to the fifth anniversary of the date of filing of the financing statement referred to in Section 3.1(k) or any other financing statement filed pursuant to this Agreement or in connection with any Advance hereunder, unless the Covenant Compliance Period shall have ended, authorize, execute and deliver and file or cause to be filed an appropriate continuation statement with respect to such financing statement.
f.Confidentiality.
i.Each of the Administrative Agent, the Secured Parties, the Collateral Custodian, the Collateral Administrator and each FS/KKR Party shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and all information with respect to the other parties, including all information regarding the business and beneficial ownership of the Borrower and the Collateral Manager hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, investigators, auditors, attorneys, investors, potential investors or other agents, engaged by such party in connection with any due diligence or comparable activities with respect to the transactions and Loans contemplated herein and the agents of such Persons (“Excepted Persons”); provided that each Excepted Person shall, as a condition to any such disclosure, agree for the benefit of the Administrative Agent, the Secured Parties, the Collateral Custodian, the Collateral Administrator and the FS/KKR Parties that such information shall be used solely in connection with such Excepted Person’s evaluation of, or relationship with, the Borrower and its affiliates, (ii) disclose the existence of the Agreement, but not the financial terms thereof, (iii) disclose such information as is required by Applicable Law and (iv) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents. It is understood that the financial terms that may not be disclosed except in compliance with this Section 12.13(a) include all fees and other pricing terms, and all Events of Default, and priority of payment provisions.
ii.Anything herein to the contrary notwithstanding, each FS/KKR Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Administrative Agent, the Collateral Custodian, the Collateral Administrator or the Secured Parties by each other, (ii) by the Administrative Agent, the Collateral Custodian, the Collateral Administrator and the Secured Parties to any prospective or actual assignee or participant of any of them provided such Person agrees to hold such information confidential in accordance with the terms hereof or (iii) by the Administrative Agent, and the Secured Parties to any Rating Agency, any commercial paper dealer or other provider of a surety, guaranty or credit or liquidity enhancement to any Lender, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and agrees to maintain the confidentiality thereof. In addition, the Secured Parties and the Administrative Agent, may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).
iii.Each of the Administrative Agent, the Secured Parties, the Collateral Custodian and the Collateral Administrator agrees that (i) it will keep the information of the Obligors confidential in the manner required by the applicable Underlying Instruments, (ii) it will hold confidential any information provided to it by any FS/KKR Party in connection with a prospective Loan in the same manner and pursuant to the same procedures and exceptions that it applies to confidential information delivered directly to it when acting in the same capacity as it is acting under this Agreement, (iii) it will use any information described in clauses (i) and (ii) above only in connection with this Agreement, and (iv) if (a) the applicable FS/KKR Party delivers information in connection with a Loan or a prospective Loan that was prepared by a third party (other than the Obligor or any agent thereof), and (b) such third party has entered into an agreement with the applicable FS/KKR Party restricting the ability of the applicable FS/KKR Party to rely on such report, it will not have any direct rights against such third party (or the party which has engaged such third party) unless otherwise expressly acknowledged and agreed to by such third party or engaging party.
iv.Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known; (ii) disclosure of any and all information (a) if required to do so by any applicable statute, law, rule or regulation, (b) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Administrative Agent’s, the Secured Parties’, the Collateral Custodian’s, the Collateral Administrator’s or the Borrower’s business or that of their affiliates, (c) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Administrative Agent, the Secured Parties, the Collateral Custodian, the Collateral Administrator or the Borrower or an officer, director, employer, shareholder or affiliate of any of the foregoing is a party, (d) in any preliminary or final offering circular, registration statement or contract or other document approved in advance by the Borrower or the Collateral Manager or (e) to any affiliate, independent or internal auditor, agent (including any potential sub‑or‑successor Collateral Manager), employee or attorney of the Collateral Custodian or the Collateral Administrator having a need to know the same, provided that the Collateral Custodian or the Collateral Administrator advises such recipient of the confidential nature of the information being disclosed and such person agrees to the terms hereof for the benefit of the Borrower and the Collateral Manager; or (iii) any other disclosure authorized by the Borrower or the Collateral Manager, as applicable.

v.Notwithstanding any other provision of this Agreement, each FS/KKR Party shall each have the right to keep confidential from the Administrative Agent and the Collateral Custodian, the Collateral Administrator and/or the Secured Parties, for such period of time as such FS/KKR Party determines is reasonable (i) any information that any FS/KKR Party reasonably believes to be in the nature of trade secrets and (ii) any other information that any FS/KKR Party or any of their Affiliates, or the officers, employees or directors of any of the foregoing, is required to by law.
g.Execution in Counterparts; Severability; Integration.
This Agreement (including any amendment, modification or waiver in respect of this Agreement) may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile or electronic communication), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” and words of similar import herein shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (NY State Technology Law §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act (collectively, “Signature Law”). Delivery of an executed counterpart signature page of this Agreement by facsimile or any such electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of certificates when required under the UCC or other Signature Law due to the character or intended character of the writings. This Agreement, the other Transaction Documents and any agreements or letters (including fee letters) executed in connection herewith contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.
a.Waiver of Setoff.
Each of the parties hereto hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against any Lender or its assets.
a.Assignments by the Lenders.
i.Each Lender may at any time assign, or grant a security interest or sell a participation interest in or sell any Advance or Commitment (or portion thereof) or any Note (or any portion thereof) to any Person; provided that, as applicable, (i) no transfer of any Advance or Commitment (or any portion thereof) or of any Note (or any portion thereof) shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with the Securities Act and such laws, and is made only to either an “accredited investor” as defined in paragraphs (a)(1), (2), (3), or (7) of Rule 501 of Regulation D under the Securities Act or any entity in which all of the equity owners come within such paragraphs or to a “qualified institutional buyer” as defined in Rule 144A under the Securities Act which in each case is a “qualified purchaser” as defined in the 1940 Act, (ii) so long as no Event of Default has occurred or is continuing, no such assignment, grant or sale of a participation interest shall be to an Ineligible Assignee, (iii) [reserved], (iv) in the case of an assignment of any Advance or Commitment (or any portion thereof) or of any Note (or of any portion thereof) the assignee executes and delivers to the Collateral Manager, the Borrower and the Administrative Agent a fully executed Joinder

Supplement substantially in the form of Exhibit H hereto and a transferee letter substantially in the form of Exhibit G hereto (a “Transferee Letter”), (v) the consent of the Administrative Agent shall be required for any assignment, and (vi) so long as no Event of Default has occurred or is continuing, the consent of the Borrower (such consent not to be unreasonably withheld or delayed and shall be deemed if no response is made by the Borrower within ten (10) Business Days after delivery to Borrower of notice of a proposed assignment) shall be required for any assignment or participation, other than an assignment or participation (x) to a Lender, an Affiliate of a Lender or an Approved Fund or (y) required by Applicable Law or Governmental Authority. The parties to any such assignment, grant or sale of a participation interest shall execute and deliver to such assigning Lender for its acceptance and recording in its books and records, such agreement or document as may be satisfactory to such parties. The Borrower shall not assign or delegate, or grant any interest in, or permit any Lien to (other than Permitted Liens) exist upon, any of the Borrower’s rights, obligations or duties under the Transaction Documents without the prior written consent of the Administrative Agent. Notwithstanding anything contained in this Agreement to the contrary, (i) Ally Bank shall not need prior consent of the Borrower or any other party hereto to consolidate with or merge into any Person or convey or transfer substantially all of its properties and assets, including as part of such a transaction all or substantially all of its Advances, Commitments and Notes, to any Person, (ii) [reserved], or (iii) if any Lender becomes a Defaulting Lender, unless such Lender shall have been deemed to no longer be a Defaulting Lender pursuant to Section 2.16(b), then, in each case, the Administrative Agent shall have the right to cause such Person to assign its entire interest in the Advances and Commitments and this Agreement to a transferee selected by the Administrative Agent prior to the occurrence of an Event of Default with the consent of the Borrower, in an assignment which satisfies the conditions set forth in the first sentence of this Section 12.16(a). Assignments shall be subject to the following additional conditions:
a.no assignments shall be made to (x) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (y) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (y);
b.no assignments shall be made to a natural person;
c.except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loan Advances of any class, the amount of the Commitment or Loan Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;
d.each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one class of Commitments or Loan Advances;
e.the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, such fee to be paid by either the assigning Lender or the assignee Lender or shared between such Lenders; and
f.the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its affiliates and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws, and containing payment instruction for such assignee.
ii.The Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at one of its lending offices, a copy of each transfer pursuant to Section 12.16(a) delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Advances as well as entitlements to interest owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Transfer by a Lender of its rights hereunder or under any Note may be effected only by the recording by the Administrative Agent of the identity of the transferee in the Register. The entries in the Register shall be conclusive, and Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Each Lender that sells a participation interest shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Advances or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest hereunder) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Advance, letter of credit or other obligation is in Registered form. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
iii.The Collateral Custodian may, at any time, assign all or any part of its rights and obligations hereunder as Collateral Custodian; provided, however, that any such assignee shall (i) be a bank or other financial institution organized and doing business under the laws of the United States or of any state thereof, (ii) be authorized under such laws to exercise corporate trust powers, (iii) have a combined capital and surplus of at least $200,000,000, (iv) be subject to supervision or examination by a United States federal or state banking authority, (v) have a long-term unsecured debt rating of at least “~~Baa1~~Baa2” by Moody’s and “BBB~~+~~” by S&P, (vi) have an office within the United States; (vii) be in the business of providing collateral custodian services consistent with those required pursuant to this Agreement and (viii) is otherwise reasonably acceptable to the Administrative Agent and prior to the occurrence of an Event of Default the Borrower; and provided, further, that such assignment shall not be effective unless (i), prior to such assignment, Collateral Custodian shall have given ninety (90) days written notice to the Borrower, Collateral Manager, Administrative Agent and each Lender describing such assignment and (ii) such assignee has assumed the responsibilities and obligations of the Collateral Custodian, being assigned to it in writing.

b.Heading and Exhibits.
The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.
a.Benchmark Replacement Settings.
1.Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event with respect to ~~each of~~ Term ~~SOFR and Daily Simple~~ SOFR, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 12.18(a) will occur prior to the applicable Benchmark Transition Start Date, and, for the avoidance of doubt, no Benchmark replacement shall occur under this Section 12.18 unless a Benchmark Transition Event shall have occurred with respect to ~~each of~~ Term SOFR ~~and Daily Simple SOFR~~.
2.Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document.
3.Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the occurrence of a Benchmark Transition Event and its related Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 12.18(d) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lender (or group of Lenders) pursuant to this Section 12.18, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 12.18.
4.Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “~~Interest~~Accrual Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “~~Interest~~Accrual Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
1.Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of any Benchmark Unavailability Period, the Borrower may revoke any request for an Advance at the then-current Benchmark, and failing that, all Advances shall bear interest at the Base Rate in lieu of Daily ~~Simple~~1M SOFR ~~or Term SOFR, as applicable~~, computed as otherwise described herein; provided, however, the Administrative Agent may, in consultation with the Borrower, establish an alternative interest rate with respect to such Advances during the pendency of such period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.
iii.Divisions.
Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Notwithstanding anything to the contrary in this Agreement, (i) any division of a limited liability company shall constitute a separate Person hereunder, and each resulting division of any limited liability company that, prior to such division, is a Subsidiary, a Guarantor, a FS/KKR Party, a joint venture or any other like term shall remain a Subsidiary, a FS/KKR Party, a joint venture, or other like term, respectively, after giving effect to such division, to the extent required under this Agreement, and any resulting divisions of such Persons shall remain subject to the same restrictions and corresponding exceptions applicable to the pre-division predecessor of such divisions, and (ii) in no event shall Transferor or Borrower be permitted to effectuate a division.
i.Judgment Currency.
This is an international loan transaction in which the specification of Dollars or Canadian Dollars, as the case may be (the “Specified Currency”), and payment in New York City, New York or the country of the Specified Currency, as the case may be (the “Specified Place”), is of the essence, and the Specified Currency shall be the currency of account in all events relating to Advances denominated in the Specified Currency. The payment obligations of the Borrower under this Agreement shall not be discharged or satisfied by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the “Second Currency”), the rate of exchange that shall be applied shall be the rate at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under any other Facility Document (in this Section called an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and the Borrower hereby, as a separate obligation and notwithstanding any such judgment (but subject to the provisions set forth in Article X, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Specified Currency hereunder exceeds the amount of the Specified Currency so purchased and transferred.
a.Recognition of the U.S. Special Resolution Regimes.

To the extent that this Agreement and/or any other Transaction Document constitutes a QFC, the Borrower agrees with each Secured Party as of the Effective Date as follows:

1.In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement and/or any other Transaction Document, and any interest and obligation in or under this Agreement and/or any other Transaction Document from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement and/or any other the Transaction Document, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

1.In the event that a Covered Party or a BHC Act Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement and/or any other Transaction Document that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement and/or any other Transaction Document were governed by the laws of the United States or a state of the United States.

a.USA PATRIOT ACT.
Each Secured Party subject to the USA Patriot Act hereby notifies the Borrower that, pursuant to the requirements of the USA Patriot Act, it may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Secured Party to identify the Borrower in accordance with the USA Patriot Act.

A. tax considerations

a.Acknowledgement of Parties.
The parties hereto acknowledge and agree that, for U.S. federal income tax purposes, financial accounting and other purposes, the parties will treat the Advances and the Notes as indebtedness and not an equity interests in the Borrower unless otherwise required by Applicable Law.
A. [RESERVED]

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
AMBLER FUNDING LLC, as the Borrower

By: __________________________________________
Name:
Title:
Solely with respect to Section 5.1(d), 5.1(k), 9.2(d) and 12.19:
TRANSFEROR:
FS KKR Capital Corp. (as successor by merger to FS Investment Corporation IV), as Transferor

By: __________________________________________
Name:

Title:

[Signatures continued on the following page.]

ADMINISTRATIVE AGENT AND ARRANGER:
ALLY BANK, as Administrative Agent and Arranger
By:____________________________________ Name: Title:
LENDERS:
ALLY BANK, as a Lender
By:____________________________________ Name: Title:

[Signatures continued on the following page.]

THE COLLATERAL CUSTODIAN:
Wells Fargo Bank, N.A., not in its individual capacity but solely as Collateral Custodian
By:____________________________________ Name: Title:
THE COLLATERAL ADMINISTRATOR:
Wells Fargo Bank, N.A., not in its individual capacity but solely as the Collateral Administrator
By:____________________________________ Name: Title:

Annex A
If to Borrower:

201 Rouse Boulevard
Philadelphia, PA 19112
Attention: William Goebel
Facsimile No.: 215-222-4649
Email: credit.notices@fsinvestments.com; FSICIV_Team@fsinvestments.com; portfolio_finance@fsinvestments.com

If to Ally Bank:

ALLY BANK as the Administrative Agent
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: SFD Portfolio Manager
Facsimile No.: (212)-884-7693
Email: Keith.Harris@ally.com

with a copy to:

~~ALLY BANK 300 Park Avenue, 4th Floor New York, New York 10022 Attention: Legal Services/SFD Facsimile No.: (212)-884-7189 Email: Jorge.Wagner@ally.com~~
ALLY BANK

300 Park Avenue, 4th Floor

New York, New York 10022

Attention: Legal Services/SFD

Facsimile No.: (212)-884-7189

Email: Jorge.Wagner@ally.com

Annex A
If to the Collateral Custodian or Collateral Administrator:

~~Wells Fargo Bank~~WELLS FARGO BANK, N.A.
Corporate Trust Services Division
9062 Old Annapolis Rd
Columbia, MD 21045
Attn: CDO Trust Services – Ambler Funding LLC
Telephone No.: ~~410-884-2000~~410-884-2000
Facsimile No.: 410-715-3748

Annex B

COMMITMENTS

Lender	Commitment
Ally Bank	$200,000,000.00

Total:	$200,000,000.00

Summary report: Litera Compare for Word 11.4.0.111 Document comparison done on 11/1/2023 6:12:21 PM
Style name: Dechert Default
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EXHIBITS AND SCHEDULES
TO
LOAN AND SECURITY AGREEMENT

Dated as of ~~November 22, 2019~~October 31, 2023

EXHIBITS

EXHIBIT A-1	Form of Funding Notice
EXHIBIT A-2	Form of Repayment Notice
EXHIBIT A-3	Form of Reinvestment Notice
EXHIBIT A-4	Form of Borrowing Base Certificate
EXHIBIT A-5	~~Form of Notice of Continuation~~[Reserved]
EXHIBIT A-6	Form of Payment Date Report
EXHIBIT A-7	Form of Static Pool Analysis
EXHIBIT B	Form of Promissory Note
EXHIBIT C	Form of Officer's Certificate as to Solvency
EXHIBIT D	Form of Officer's Closing Certificate
EXHIBIT E	Form of Release of Underlying Instruments
EXHIBIT F	[Reserved]
EXHIBIT G	Form of Transferee Letter
EXHIBIT H	Form of Joinder Supplement
EXHIBIT I	Form of Section 2.13 Certificate
EXHIBIT J	Form of Collateral Custodian Certification
EXHIBIT K	Form of Compliance Certificate
EXHIBIT L	Form of Assignment and Assumption

SCHEDULES

SCHEDULE I	~~Loan~~FS/KKR Party Names
SCHEDULE II	Loan List
SCHEDULE III	[Reserved]
SCHEDULE IV	Agreed-Upon Procedures
SCHEDULE V	S&P Industry Classifications

EXHIBIT A-1

FORM OF FUNDING NOTICE
[Date]
AMBLER FUNDING LLC

Ally Bank, as the Administrative Agent

300 Park Avenue, 4th Floor
New York, New York 10022
Attention: SFD Portfolio Manager
Facsimile No.: (212) 884-7693
Email: SFOperations@ally.com

with a copy to:

Ally Bank
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: Legal Services/SFD
Facsimile No.: (212) 884-7189
Email: jorge.wagner@ally.com

Wells Fargo Bank, N.A.,
as the Collateral Custodian
Corporate Trust Services Division
9062 Old Annapolis Rd
Columbia, MD 21045 Attention: CDO Trust Services – Ambler Funding LLC
Telephone No.: (410) 884-2000
Facsimile No.: (410) 715-3748

Re: Loan and Security Agreement dated as of November 22, 2019
Ladies and Gentlemen:
This Funding Notice is delivered to you pursuant to Sections 2.2 and 3.2 of that certain Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Ambler Funding LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
The undersigned, through their duly appointed Responsible Officers, as applicable, hereby certify as follows:
1.The Borrower hereby requests an Advance as described in the Notice of Borrowing attached hereto as Annex A. The Advance shall be at least equal to $500,000 (or, in the case of any Advance to be applied to fund any draw under a Revolving Loan or Delayed Draw Loan, such lesser amount as may be required to fund such draw).
2.Attached to this Funding Notice is a true, correct and complete list of the Obligors and all Loans which will become part of the Collateral on the date hereof, each Loan reflected thereon being an Eligible Loan except to the extent a portion of any such Loan is being acquired solely with equity contributions, and specifying (a) the Outstanding Balance, Assigned Value and Purchase Price of each such Loan, (b) with respect to any Revolving Loan or Delayed Draw Loan, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of each such Loan pursuant to Section 2.9(e) of the Loan and Security Agreement, [(c) whether such Loan is a First Lien Loan, First Lien Last Out Loan or Second Lien Loan and (d) the Advance Rate applicable to such Loan.

3.All of the conditions precedent to the Advance requested herein as set forth in Section 3.1 or Section 3.2, as applicable, of the Loan and Security Agreement have been satisfied or will be satisfied to the date of such Advance, including the following:
a.The representations and warranties contained in Section 4.1 and Section 4.2 are true ~~and~~, correct and complete in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (other than any representation and warranty that is made as of a another specific date which were true, correct, and complete in all material respects as of such date);
b.No event has occurred and is continuing, or would result from such Advance or from the application of proceeds therefrom, which constitutes a Default or an Event of Default;
c.On and as of such day, immediately after giving effect to such Advance, the Advances Outstanding do not exceed the Availability (or, to the extent permitted under Section 2.14, any existing Borrowing Base Deficiency is reduced); and
d.No Applicable Law prohibits or enjoins the making of such Advance by any Lender or the proposed acquisition of Loans.
1.Each of the undersigned certify that all information contained herein and in the attached Borrowing Base Certificate is true, correct and complete as of the date hereof.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Funding Notice this ______ day of ________________, __________.

AMBLER FUNDING LLC, as the Borrower By: ___________________________ Name: Title:

[Attach Borrowing Base Certificate and List of Loans]

Annex A TO FUNDING NOTICE

Notice of Borrowing

Borrower gives notice that it hereby requests an Advance under the Loan and Security Agreement, and in ~~that~~ connection herewith sets forth below the information relating to such Advance (the “Proposed Advance”):

a.The Proposed Advance is in the aggregated amount of $___________________, and is to be made on (date)___________________~~, and shall bear interest at [Daily Simple SOFR] [Term SOFR for an Available Tenor of one month’s duration with an Interest Period of one month]~~.

a.The Borrower hereby directs Administrative Agent to deposit $____________ in the Unfunded Exposure Account in accordance with Section 2.9(e) of the Loan and Security Agreement.

The remaining proceeds of the Proposed Advance should be transmitted to Borrower in accordance with the following wire transfer instructions:

Bank Name

City, State & ZIP
ABA Routing No.
Account Name:
Account No:
Amount:
Reference:

Bank Name
City, State & ZIP
ABA Routing No.
Account Name:
Account No:
Amount:
Reference:

EXHIBIT A-2

FORM OF REPAYMENT NOTICE
[Date]
AMBLER FUNDING LLC
Ally Bank, as the Administrative Agent
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: SFD Portfolio Manager
Facsimile No.: (212) 884-7693
Email: SFOperations@ally.com

with a copy to:

Ally Bank
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: Legal Services/SFD
Facsimile No.: (212) 884-7189
Email: jorge.wagner@ally.com

Wells Fargo Bank, N.A.,
as the Collateral Custodian
Corporate Trust Services Division
9062 Old Annapolis Rd
Columbia, MD 21045 Attention: CDO Trust Services – Ambler Funding LLC

Telephone No.: (410) 884-2000
Facsimile No.: (410) 715-3748

Re: Loan and Security Agreement dated as of November 22, 2019
Ladies and Gentlemen:
This Repayment Notice is delivered to you pursuant to Section 2.3 of that certain Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Ambler Funding LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
The undersigned, through their duly appointed Responsible Officers, as applicable, hereby certify as follows:
1. Pursuant to Section 2.3(a) of the Loan and Security Agreement, the Borrower desires to reduce the Advances Outstanding (an “Advance Reduction”) by the amount of $__________. Any reduction of the Advances Outstanding (other than with respect to payments of Advances Outstanding made by the Borrower to reduce a Borrowing Base Deficiency to $0.00) shall be in a minimum amount of $500,000 and in integral multiples of $100,000 in excess thereof (other than any such partial reduction of Advances Outstanding which is funded (A) solely with proceeds from the repayment of a Revolving Loan or (B) solely with amounts otherwise distributable to the Borrower under Sections 2.7(a)(17), 2.7(b)(5) or 2.8(~~11~~12) of the Loan and Security Agreement)).
2. In connection with any such Advance Reduction, the Borrower shall deliver to the Administrative Agent funds sufficient to repay such Advances Outstanding together with all accrued Interest ~~and Breakage Costs~~, but only to the extent such accrued Interest ~~and Breakage Costs are~~is requested with such repayment by an applicable Lender.
3. The Borrower hereby requests that such Advance Reduction be made on the following date: _________.
Each of the undersigned certify that all information contained herein is true ~~and~~, correct and complete as of the date hereof.
[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Repayment Notice this ______ day of ________________, __________.

AMBLER FUNDING LLC, as the Borrower By: ___________________________ Name: Title:

[Attach Borrowing Base Certificate]

EXHIBIT A-3
FORM OF REINVESTMENT NOTICE

[Date]
AMBLER FUNDING LLC

Ally Bank, as the Administrative Agent
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: SFD Portfolio Manager
Facsimile No.: (212) 884-7693
Email: SFOperations@ally.com

with a copy to:

Ally Bank
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: Legal Services/SFD
Facsimile No.: (212) 884-7189
Email: jorge.wagner@ally.com

Wells Fargo Bank, N.A.,
as the Collateral Custodian
Corporate Trust Services Division
9062 Old Annapolis Rd
Columbia, MD 21045 Attention: CDO Trust Services – Ambler Funding LLC
Telephone No.: (410) 884-2000
Facsimile No.: (410) 715-3748

Re: Loan and Security Agreement dated as of November 22, 2019
Ladies and Gentlemen:
This Reinvestment Notice is delivered to you pursuant to Section 3.2(b) of that certain Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Ambler Funding LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
The undersigned, through their duly appointed Responsible Officers, as applicable, hereby certify as follows:
1.In connection with a proposed [Reinvestment of Principal Collections permitted by Section 2.14(a)] [acquisition of Loans in connection with a Substitution pursuant to Section 2.14(b)] of the Agreement, the Borrower hereby requests a disbursement (a “Disbursement”) of Principal Collections from the Principal Collections Account in the amount of $_______________; the Eligible Loans supporting this Advance are in Dollars or Canadian Dollars.
1.The Borrower hereby request that such Disbursement be made on the following date:________________.

2.Attached to this Reinvestment Notice is a true, correct and complete calculation of the Borrowing Base and all components thereof and a true, correct and complete list of the Obligors and all Loans which will become part of the Collateral on the date hereof, each Loan reflected thereon being an Eligible Loan, and specifying (a) the Outstanding Balance, Assigned Value and Purchase Price of each such Loan, (b) with respect to any Revolving Loan or Delayed Draw Loan, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of each such Loan pursuant to Section 2.9(e) of the Loan and Security Agreement, (c) whether such Loan is a First Lien Loan, First Lien Last Out Loan or Second Lien Loan and (d) the Advance Rate applicable to such Loan.
3.All of the conditions precedent to the Disbursement as set forth in Section 3.2 of the Loan and Security Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Disbursement including the following:
a.The representations and warranties contained in Section 4.1 and Section 4.2 are true ~~and~~, correct and complete in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (other than any representation and warranty that is made as of a another specific date which were true, correct, and complete in all material respects as of such date);
b.No event has occurred and is continuing, or would result from such Advance or from the application of proceeds therefrom, which constitutes a Default or an Event of Default;
c.On and as of such day, immediately after giving effect to such Advance, the Advances Outstanding do not exceed the Availability (or, to the extent permitted under Section 2.14, any existing Borrowing Base Deficiency is reduced); and
d.No Applicable Law prohibits or enjoins the making of such Advance by any Lender or the proposed Reinvestment of Principal Collections or acquisition of Loans;
Each of the undersigned certify that all information contained herein and in the attached Borrowing Base Certificate is true and correct as of the date hereof.
[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Reinvestment Notice this ______ day of ________________, __________.

AMBLER FUNDING LLC, as the Borrower By: ___________________________ Name: Title:

[Attach Borrowing Base Certificate]

EXHIBIT A-4

FORM OF BORROWING BASE CERTIFICATE
This certificate is delivered pursuant to that certain Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Ambler Funding LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
As of the date hereof, the undersigned each certify that
(i) all of the information set forth in Annex I attached hereto is true, correct and complete and for the avoidance doubt, includes the amount and type (whether Principal Collections, Interest Collections or other Collections) of all Collections received since the last Reporting Date, all Principal Collections and Interest Collections on deposit as of the date hereof and a detailed aging of each Loan;
(ii) the Borrower is in compliance with all covenants and agreement under the Loan and Security Agreement and no Default or Event of Default has occurred and is continuing under the Loan and Security Agreement;
(iii) all of the Loans owned by the Borrower are Eligible Loans, within the meaning of such term in the Loan and Security Agreement other than as waived by the Administrative Agent as of the Funding Date with respect to any such Loan; and
(iv) the representations and warranties contained in Section 4.1 and Section 4.2 are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (other than any representation and warranty that is made as of a another specific date which were true, correct, and complete in all material respects as of such date).
[Remainder of page intentionally left blank; signature page follows.]

Certified as of the _________________ day of ___________________, _____.

AMBLER FUNDING LLC, as the Borrower By: ___________________________ Name: Title:

ANNEX I To Exhibit A-4

BORROWING BASE REPORT
[See attached.]

EXHIBIT A-5

~~FORM OF NOTICE OF CONTINUATION~~

[~~_______~~RESERVED.]~~, 20[__]~~

~~AMBLER FUNDING LLC~~

~~Ally Bank, as the Administrative Agent~~

~~300 Park Avenue, 4th Floor~~

~~New York, New York 10022~~

~~Attention: SFD Portfolio Manager~~

~~Facsimile No.: (212) 884-7693~~

~~Email: SFOperations@Ally.com~~

~~with a copy to:~~

~~Ally Bank~~

~~300 Park Avenue, 4th Floor~~

~~New York, New York 10022~~

~~Attention: Legal Services/SFD~~

~~Facsimile No.: (212) 884-7189~~

~~Email: Jorge.Wagner@Ally.com~~

~~Wells Fargo Bank, N.A.,~~

~~as the Collateral Custodian~~

~~Corporate Trust Services Division~~

~~9062 Old Annapolis Rd~~

~~Columbia, MD 21045 Attention: CDO Trust Services – Ambler Funding LLC~~

~~Telephone No.: (410) 884-2000~~

~~Facsimile No.: (410) 715-3748~~

~~Re: Loan and Security Agreement dated as of November 22, 2019~~

~~Ladies and Gentlemen:~~

~~This Notice of Continuation is delivered to you pursuant to Section 2.10(e) of that certain Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Ambler Funding LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such~~

~~capacity, the “Collateral Administrator”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.~~

~~The undersigned, through its duly appointed Responsible Officer, hereby gives Administrative Agent notice, pursuant to Section 2.10(e) of the Loan and Security Agreement, of its request to continue as an Advance that bears interest at Term SOFR for an Available Tenor of one month’s duration $[_________] in principal amount of present outstanding Advances that bear interest at Term SOFR for an Available Tenor of one month’s duration that expire on [________, ___]. The Interest Period for such Advances commencing on [________, ___] is requested to be one month.~~

~~[Remainder of page intentionally left blank; signature page follows.]~~

~~IN WITNESS WHEREOF, the undersigned has executed this Notice of Continuation as of the first date written above.~~

~~AMBLER FUNDING LLC, as the Borrower~~

~~By:  ___________________________~~

~~Name:~~

~~Title:~~

EXHIBIT A-6

FORM OF PAYMENT DATE REPORT

This certificate is delivered pursuant to that certain Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Ambler Funding LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
As of the date hereof, the undersigned each certify that:
(i) all of the information set forth in Annex I attached hereto is true, correct and complete;
(ii) the Borrower is in compliance with all covenants and agreement under the Loan and Security Agreement and no Default or Event of Default has occurred and is continuing under the Loan and Security Agreement;
(iii) except as set forth on Annex II attached hereto, all of the Loans owned by the Borrower are Eligible Loans, within the meaning of such term in the Loan and Security Agreement other than as waived by the Administrative Agent as of the Funding Date with respect to any such Loan; and
(iv) the representations and warranties contained in Section 4.1 and Section 4.2 are true ~~and~~, correct and complete in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (other than any representation and warranty that is made as of a another specific date which were true, correct, and complete in all material respects as of such date).

[Remainder of page intentionally left blank; signature page follows.]

Certified as of the _________________ day of ___________________, _____.

AMBLER FUNDING LLC, as the Borrower By: ___________________________ Name: Title:

[See attached.]

ANNEX I To Exhibit A-6

PAYMENT DATE REPORT[1]
[See attached.]

~~EXHIBIT A-7~~

~~FORM OF STATIC POOL ANALYSIS~~

~~[On file with the Administrative Agent.]~~

[1] [1] Report to set forth (a) application of payments under either of Section 2.7 or 2.8 as applicable; (b) currency calculations under Section 5.1(q) and (c) calculations of financial covenants under Sectin5.2(n).

~~EXHIBIT B~~

~~FORM OF PROMISSORY NOTE~~

~~$[~~________ ~~] [___], 20[__]~~

~~THIS PROMISSORY NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND THE BORROWER HAS NOT REGISTERED UNDER THE U.S. INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS PROMISSORY NOTE, REPRESENTS THAT IT HAS OBTAINED THIS PROMISSORY NOTE IN A TRANSACTION IN COMPLIANCE WITH THE SECURITIES ACT, THE INVESTMENT COMPANY ACT AND ALL OTHER APPLICABLE LAWS OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND THE RESTRICTIONS ON SALE AND TRANSFER SET FORTH IN THE LOAN AND SECURITY AGREEMENT. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS PROMISSORY NOTE, FURTHER REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT RE-OFFER, RE-SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (OR ANY INTEREST HEREIN) EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT, THE INVESTMENT COMPANY ACT AND ALL OTHER APPLICABLE LAWS OF ANY JURISDICTION AND IN ACCORDANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE LOAN AND SECURITY AGREEMENT REFERRED TO HEREIN.~~

~~THIS PROMISSORY NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE RESTRICTIONS DESCRIBED HEREIN AND IN THE LOAN AND SECURITY AGREEMENT. ANY SALE OR TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE BORROWER, THE ADMINISTRATIVE AGENT OR ANY INTERMEDIARY. EACH TRANSFEROR OF THIS PROMISSORY NOTE OR AN INTEREST HEREIN AGREES TO PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE LOAN AND SECURITY AGREEMENT TO THE TRANSFEREE.~~

~~FOR VALUE RECEIVED, Ambler Funding LLC, a Delaware limited liability company (the “Borrower”), promises to pay to [__________] (“Lender”) or its assigns, the principal sum of [___________________] Dollars ($[__________]), or, if less, the unpaid principal amount of the aggregate advances (“Advances”) made by the Lender to the Borrower pursuant to the Loan and Security Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in the Loan and Security Agreement, and to pay interest on the unpaid principal amount of each Advance on each day that such unpaid principal amount is outstanding, at the Interest Rate related to such Advance as provided in the Loan and Security Agreement, on each Payment Date and each other date specified in the Loan and Security Agreement.~~

~~This Promissory Note (this “Note”) is issued pursuant to that certain Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Borrower, each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.~~

~~Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by the Borrower under this Note, when combined with any and all other charges provided for in this Note, in the Loan and Security Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the “Maximum Lawful Rate”), then for so long as the Maximum Lawful Rate would be exceeded, the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrower is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Lender under this Note exceed the amount which the Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.~~

~~Payments of the principal of, and interest on, Advances represented by this Note shall be made by or on behalf of the Borrower to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in the Loan and Security Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing to the Borrower for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note.~~

~~If any payment under this Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate.~~

~~If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum set forth in the Loan and Security Agreement, in each case from the date of such non-payment to (but excluding) the date such amount is paid in full, provided that such interest rate shall not at any time exceed the Maximum Lawful Rate.~~

~~Portions or all of the principal amount of the Note shall become due and payable at the time or times set forth in the Loan and Security Agreement. Any portion or all of the principal amount of this Note may be prepaid, together with interest thereon (and, as set forth in the Loan and Security Agreement, certain costs and expenses of the Lender) at the time and in the manner set forth in, but subject to the provisions of, the Loan and Security Agreement.~~

~~Except as provided in the Loan and Security Agreement, the Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.~~

~~All amounts evidenced by this Note, the Lender's Advances and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Lender on the schedule attached hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof; provided, however, that the failure of the Lender to make such a notation shall not in any way limit or otherwise affect the obligations of the Borrower under this Note as provided in the Loan and Security Agreement.~~

~~The holder hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Advances made by the Lender and represented by this Note and the indebtedness evidenced by this Note, subject to the applicable provisions of the Loan and Security Agreement.~~

~~This Note is secured by the security interests granted pursuant to Section 8.1 of the Loan and Security Agreement. The holder of this Note is entitled to the benefits of the Loan and Security Agreement and may enforce the agreements of the Borrower contained in the Loan and Security Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Loan and Security Agreement, all in~~

~~accordance with, and subject to the restrictions contained in, the terms of the Loan and Security Agreement. If an Event of Default shall occur, the Lenders may declare, or in certain circumstances, the unpaid principal balance thereof, together with accrued interest thereon, shall be declared, and become, due and payable, in each case, in the manner and with the effect provided in the Loan and Security Agreement.~~

~~The Borrower, the Administrative Agent, the Collateral Custodian, and each Lender each intend, for federal, state and local income and franchise tax purposes only, that this Note be evidence of indebtedness secured by the Collateral, and the Lender, as a lender under the Loan and Security Agreement, by the acceptance hereof, agrees to treat the Note for federal, state and local income and franchise tax purposes as indebtedness.~~

~~This Note is one of the “Notes” referred to in Section 2.1 of the Loan and Security Agreement. This Note shall be construed in accordance with and governed by the laws of the State of New York.~~

~~[Remainder of page intentionally left blank; signature page follows.]~~

~~IN WITNESS WHEREOF, the undersigned has executed this Note as on the date first written above.~~

~~AMBLER FUNDING LLC, as the Borrower By: ___________________________ Name: Title:~~

~~Schedule attached to Promissory Note dated [__________] [____], 20[___] of [Borrower] payable to the order of [Lender].~~
~~Date of Advance or Repayment~~	~~Principal Amount of Advance~~	~~Principal Amount of Repayment~~	~~Outstanding Principal Amount~~

~~EXHIBIT C~~

~~FORM OF OFFICER'S CERTIFICATE AS TO SOLVENCY~~

~~[FS KKR Capital Corp.]~~

~~[Ambler Funding LLC]~~

~~Reference is made to that certain Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Ambler Funding LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”) each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.~~

~~The undersigned, through their duly appointed Responsible Officers, as applicable, hereby certify as of the [__]th day of [_____], 2019 (the “Certification Date”) to the Administrative Agent, the Lenders, the other Secured Parties, and their respective successors and assigns, as follows:~~

~~Both before and after giving effect to (a) the transactions contemplated by the Loan and Security Agreement and (b) the payment and accrual of all transaction costs, fees, and expenses in connection with the foregoing, each of the undersigned is and will be Solvent.~~

~~[Remainder of page intentionally left blank; signature page follows.]~~

~~IN WITNESS WHEREOF, the undersigned have signed and delivered this Officer’s Certificate as to Solvency as of the Certification Date.~~

~~[FS KKR Capital Corp., as the Collateral Manager~~

~~By: ___________________________~~

~~Name:~~

~~Title:]~~

~~[Ambler Funding LLC, as the Borrower~~

~~By: ___________________________~~

~~Name:~~

~~Title:]~~

~~EXHIBIT D~~

~~FORM OF OFFICER'S CLOSING CERTIFICATE~~

~~[FS KKR Capital Corp.~~

~~Ambler Funding LLC]~~

~~Reference is made to that certain Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Ambler Funding LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.~~

~~The undersigned, through their duly appointed Responsible Officers, as applicable, hereby certify as of the [__]th day of [_____], 2019 (the “Certification Date”) to the Administrative Agent, the Lenders, the other Secured Parties, and their respective successors and assigns, as follows (other than with respect to item 5 below, which is made only by and with respect to the Collateral Manager):~~

~~1. Each of the representations and warranties of the undersigned contained in the Transaction Documents is true, complete and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties are true in all respects) and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto that constitutes or would constitute a Default, an Event of Default or a Change of Control.~~

~~2. The undersigned are each in compliance in all material respects with all Applicable Laws except in instances where non-compliance or contravention that could not reasonably be expected to have a Material Adverse Effect.~~

~~3. Except as otherwise indicated on a schedule to a Transaction Document, or as otherwise consented to by the Administrative Agent, the undersigned have delivered to the Administrative Agent true, complete and correct copies of all documents required to be delivered by them to the Administrative Agent pursuant to the Transaction Documents, all such documents are true, complete and correct in all respects on and as of the date hereof, and each and every other condition to the closing of the transactions as set forth in Section 3.1 of the Loan and Security Agreement has been performed.~~

~~4. No Liens have arisen or been granted with respect to the Collateral other than Permitted Liens.~~

~~5. The Collateral Manager has neither incurred nor suffered to exist any Indebtedness as of the Effective Date except as previously disclosed to the Administrative Agent.~~

 ~~[Remainder of page intentionally left blank; signature page follows.]~~

~~IN WITNESS WHEREOF, the undersigned have signed and delivered this Officer’s Closing Certificate as of the Certification Date.~~

~~[FS KKR Capital Corp., as the Collateral Manager~~

~~By: ___________________________~~

~~Name:~~

~~Title: ]~~

~~[AMBLER FUNDING LLC, as the Borrower~~

~~By: ___________________________~~

~~Name:~~

~~Title: ]~~

~~EXHIBIT E~~

~~FORM OF RELEASE OF UNDERLYING INSTRUMENTS~~

~~[Delivery Date]~~

~~Wells Fargo Bank, N.A.,~~

~~as the Collateral Custodian~~

~~Corporate Trust Services Division~~

~~9062 Old Annapolis Rd~~

~~Columbia, MD 21045 Attention: CDO Trust Services – Ambler Funding LLC~~

~~Telephone No.: (410) 884-2000~~

~~Facsimile No.: (410) 715-3748~~

~~Ally Bank, as the Administrative Agent~~

~~300 Park Avenue, 4th Floor~~

~~New York, New York 10022~~

~~Attention: SFD Portfolio Manager~~

~~Facsimile No.: (212) 884-7693~~

~~Email: SFOperations@ally.com~~

~~with a copy to:~~

~~Ally Bank~~

~~300 Park Avenue, 4th Floor~~

~~New York, New York 10022~~

~~Attention: Legal Services/SFD~~

~~Facsimile No.: (212) 884-7189~~

~~Email: jorge.wagner@ally.com~~

~~Re: Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Ambler Funding LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”).~~

~~Ladies and Gentlemen:~~

~~In connection with the administration of the Underlying Instruments held by Wells Fargo Bank, N.A., as the Collateral Custodian on behalf of the Administrative Agent as agent for the Secured Parties, under the Loan and Security Agreement, we request the release of the Underlying Instruments (or such documents as specified below) for the Loans described below, for the reason indicated. All capitalized terms used but not defined herein shall have the meaning provided in the Loan and Security Agreement.~~

~~Obligor's Name, Address & Zip Code:~~

~~Loan Identification Number:~~

~~Reason for Requesting Documents (check one)~~

	~~1~~	~~Loan paid in full.~~
	~~2~~	~~Loan liquidated by [_______________].~~
	~~3~~	~~Loan in foreclosure.~~
	~~4~~	~~Delivered in Error.~~
	~~5~~	~~Substitution.~~
	~~6~~	~~Failure to satisfy Review Criteria.~~
	~~7~~	~~Repurchased.~~
	~~8~~	~~Discretionary Sale.~~
	~~9~~	~~Termination of Loan and Security Agreement.~~
	~~10~~	~~Servicing.~~
~~____~~	~~11~~	~~Other (explain).~~

~~If box 1, 2, 4, 5, 6, 7, 8 or 9 above is checked, and if all or part of the Underlying Instruments were previously released to us, please release to us the Underlying Instruments, requested in our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Loan.~~

~~If box 3, 10 or 11 above is checked, we will return all of the above Underlying Instruments to you as the Collateral Custodian (i) promptly upon the request of the Administrative Agent or (ii) when our need therefor no longer exists.~~

~~[Remainder of page intentionally left blank; signature page follows.]~~

~~FS KKR Capital Corp., as the Collateral Manager By: ___________________________ Name: Title:~~

~~Consent of Administrative Agent if required under the Loan and Security Agreement:~~

~~Ally Bank,~~

~~as the Administrative Agent~~

~~By:~~

~~Name:~~

~~Title:~~

~~EXHIBIT F~~

~~[Reserved]~~

~~EXHIBIT G~~

~~FORM OF TRANSFEREE LETTER~~

~~___________ , 20___~~

~~Ambler Funding LLC,~~

~~as the Borrower~~

~~201 Rouse Boulevard~~

~~Philadelphia, PA 19112~~

~~Attention: William Goebel~~

~~Facsimile No.: 215-222-4649~~

~~Email: credit.notices@fsinvestments.com; FSICIV_Team@fsinvestments.com;~~

~~portfolio_finance@fsinvestments.com~~

~~FS KKR Capital Corp.,~~

~~as the Collateral Manager~~

~~201 Rouse Boulevard~~

~~Philadelphia, PA 19112~~

~~Attention: William Goebel~~

~~Facsimile No.: 215-222-4649~~

~~Email: credit.notices@fsinvestments.com; FSICIV_Team@fsinvestments.com;~~

~~portfolio_finance@fsinvestments.com~~

~~Ally Bank, as the Administrative Agent~~

~~300 Park Avenue, 4th Floor~~

~~New York, New York 10022~~

~~Attention: SFD Portfolio Manager~~

~~Facsimile No.: (212) 884-7693~~

~~Email: SFOperations@ally.com~~

~~with a copy to:~~

~~Ally Bank~~

~~300 Park Avenue, 4th Floor~~

~~New York, New York 10022~~

~~Attention: Legal Services/SFD~~

~~Facsimile No.: (212) 884-7189~~

~~Email: jorge.wagner@ally.com~~

~~Re: Ambler Funding LLC Notes issued to [Name of Lender] (the “Notes”)~~

~~Ladies and Gentlemen:~~

~~In connection with our acquisition of the above-captioned Notes, we certify that (a) we understand that the Notes are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) we are either a Qualified Institutional Buyer under Rule 144A of the Securities Act or an institutional “Accredited Investor” as defined in Rule (1)-501(a)(l)-(3) or (7) under the Securities Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Notes, (c) we are a “Qualified Purchaser” for the purpose of Section 3(c)(7) of the Investment Company Act of 1940, as amended (d) we have had the opportunity to ask questions of and receive answers from the Borrower concerning the purchase of the Notes and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Notes, (e) we are acquiring the Notes for investment for our own account and not with a view to any distribution of such Notes (but without prejudice to our right at all times to sell or otherwise dispose of the Notes in accordance with clause (g) below), (f) we have not offered or sold any Notes to, or solicited offers to buy any Notes from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Securities Act, (g) we will not sell, transfer or otherwise dispose of any Notes unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Securities Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Securities Act, (2) the purchaser or transferee of such Notes has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Ambler Funding LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”), (h) we are not acquiring a Note, directly or indirectly, for or on behalf of an employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, or any entity, the assets of which would be deemed plan assets under the Department of Labor regulations set forth at 29 C.F.R. §2510.3-101; unless Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 92-23 or some other applicable prohibited transaction exemption is applicable to the acquisition and holdings of such Notes and (i) we are a U.S. Person, as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.~~

~~Very truly yours.~~

~~____________________________~~

~~Print Name of Transferee~~

~~By:~~  ________________________

~~Responsible Officer~~

~~EXHIBIT H~~

~~FORM OF JOINDER SUPPLEMENT~~

~~JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, Ambler Funding LLC, a Delaware limited liability company, as the borrower (the “Borrower”) and Ally Bank, as administrative agent (the “Administrative Agent”).~~

~~WHEREAS, this Joinder Supplement is being executed and delivered under Section 2.1 of the Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Borrower, each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Administrative Agent and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”). Capitalized terms used but not defined herein shall have the meaning provided in the Loan and Security Agreement; and~~

~~WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to become a Lender party to the Loan and Security Agreement;~~

~~NOW, THEREFORE, the parties hereto hereby agree as follows:~~

~~(a) Upon receipt by the Administrative Agent of the executed counterparts to this Joinder Supplement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrower and the Administrative Agent, this Joinder Supplement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Lender shall be a Lender party to the Loan and Security Agreement for all purposes thereof.~~

~~(b) Each of the parties to this Joinder Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to affect the purposes of this Joinder Supplement.~~

~~By executing and delivering this Joinder Supplement, the Proposed Lender confirms to and agrees with the Administrative Agent and the other Lenders as follows: (i) none of the Administrative Agent and the other Lenders makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan and Security Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan and Security Agreement or any other instrument or document furnished pursuant thereto, or with respect to any Notes issued under the Loan and Security Agreement, or the Collateral (as defined under the Loan and Security Agreement) or the financial condition of any FS/KKR Party, or the performance or observance by any FS/KKR Party of any of their respective obligations under the Loan and Security Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto; (ii) the Proposed Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and~~

~~decision to enter into this Joinder Supplement; (iii) the Proposed Lender will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan and Security Agreement; (iv) the Proposed Lender appoints and authorizes the Administrative Agent and the Collateral Custodian, as applicable, to take such action as agent on its behalf and to exercise such powers under the Loan and Security Agreement as are delegated to the Administrative Agent and the Collateral Custodian, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Loan and Security Agreement; (v) the Proposed Lender agrees (for the benefit of the parties hereto and the other Lenders) that it will perform in accordance with their terms all of the obligations which by the terms of the Loan and Security Agreement are required to be performed by it as a Lender; and (vi) the Proposed Lender hereby individually represents and warrants, as to itself, that it would satisfy the requirements of a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended , or an “accredited investor” as defined in paragraphs (a)(1), (2), (3), or (7) of Rule 501 of Regulation D under the U.S. Securities Act of 1933, as amended, or any entity in which all of the equity owners come within such paragraphs.~~

~~(c) Schedule II hereto sets forth administrative information with respect to the Proposed Lender.~~

~~(d) This Joinder Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.~~

~~[Remainder of page intentionally left blank; signature page follows.]~~

~~IN WITNESS WHEREOF, the parties hereto have caused this Joinder Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.~~

~~ALLY BANK,~~

~~as Administrative Agent~~

~~By:~~

~~Name:~~

~~Title:~~

~~[NAME OF LENDER],~~

~~as Lender~~

~~By:~~

~~Name:~~

~~Title:~~

~~[AMBLER FUNDING LLC, as the Borrower By: ___________________________ Name: Title: ]2~~

~~SCHEDULE I TO~~

~~JOINDER SUPPLEMENT~~

~~COMPLETION OF INFORMATION AND SIGNATURES FOR JOINDER SUPPLEMENT~~

~~Re: Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Ambler Funding LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”).~~

~~Item 1: Date of Joinder Supplement:~~

~~Item 2: Proposed Lender:~~

~~Item 3: Commitment: $~~

~~Commitment Termination Date:~~

~~Item 4: Signatures of Parties to Agreement:~~

__________________________ ~~, as~~

~~Proposed Lender~~

~~By:. __________________________________~~

~~Name:~~

~~Title:~~

~~SCHEDULE II TO~~

~~JOINDER SUPPLEMENT~~

~~ADDRESS FOR NOTICES~~

~~AND~~

~~WIRE INSTRUCTIONS~~

~~Address for Notices:~~

~~____________________________~~

~~____________________________~~

~~____________________________~~

~~____________________________~~

~~Telephone:  ________________~~

~~Facsimile:  ________________~~

~~email: ________________~~

~~With a copy to:~~

~~____________________________~~

~~____________________________~~

~~____________________________~~

~~Telephone: ________________~~

~~Facsimile:  ________________~~

~~email: ________________~~

~~Wire Instructions:~~

~~Name of Bank: ________________~~

~~A/C No.:  ________________~~

~~ABA No.:  ________________~~

~~Reference:  ________________~~

~~EXHIBIT I~~

~~FORM OF SECTION 2.13 CERTIFICATE~~

~~Reference is hereby made to the Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Ambler Funding LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. Pursuant to the provisions of Section 2.13 of the Loan and Security Agreement, the undersigned hereby certifies that:~~

~~1. It is a □ natural individual person, □ treated as a corporation for U.S. federal income tax purposes, □ disregarded for U.S. federal income tax purposes (in which case a copy of this Section 2.13 Certificate is attached in respect of its sole beneficial owner), or □ treated as a partnership for U.S. federal income tax purposes (one must be checked).~~

~~2. It is the sole beneficial owner of amounts received pursuant to the Loan and Security Agreement.~~

~~3. It is not a bank, as such term is used in section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), or the Loan and Security Agreement is not, with respect to the undersigned, a Loan and Security Agreement entered into in the ordinary course of its trade or business, within the meaning of such section.~~

~~4. It is not a 10-percent shareholder of Borrower within the meaning of section 871(h)(3) or 881(c)(3)(B) of the Code.~~

~~5. It is not a controlled foreign corporation that is related to Borrower within the meaning of section 881(c)(3)(C) of the Code.~~

~~6. Amounts paid to it under the Loan and Security Agreement and the other Transaction Documents are not effectively connected with its conduct of a trade or business in the United States.~~

~~7. If the undersigned is not a U.S. Tax Person and is not treated as a partnership for U.S. federal income tax purposes, it has provided the Borrower (or participating Lender, as applicable) with a certificate that it is not a U.S. Tax Person on IRS Form W-8BEN or IRS Form W-8BEN-E.~~

~~8. If the undersigned is not a U.S. Tax Person and is treated as a partnership for U.S. federal income tax purposes, it has provided the Borrower (or participating Lender, as applicable) with an IRS Form W-8IMY accompanied by one of the following forms from each of its partners or members (as applicable) that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s or member’s beneficial owners that is claiming the portfolio interest exemption.~~

~~9. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower (or participating Lender, as applicable), and (2) the undersigned shall have at all times furnished the Borrower (or participating Lender, as applicable) with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.~~

~~[Remainder of page intentionally left blank; signature page follows.]~~

~~[NAME OF UNDERSIGNED]~~

~~By:~~

~~Name:~~

~~Title:~~

~~EXHIBIT J~~

~~FORM OF COLLATERAL CUSTODIAN CERTIFICATION~~

~~[Date]~~

~~FS KKR Capital Corp.,~~

~~as the Collateral Manager~~

~~201 Rouse Boulevard~~

~~Philadelphia, PA 19112~~

~~Attention: William Goebel~~

~~Facsimile No.: 215-222-4649~~

~~Email: credit.notices@fsinvestments.com; FSICIV_Team@fsinvestments.com;~~

~~portfolio_finance@fsinvestments.com~~

~~Ally Bank, as the Administrative Agent~~

~~300 Park Avenue, 4th Floor~~

~~New York, New York 10022~~

~~Attention: SFD Portfolio Manager~~

~~Facsimile No.: (212) 884-7693~~

~~Email: SFOperations@ally.com~~

~~with a copy to:~~

~~Ally Bank~~

~~300 Park Avenue, 4th Floor~~

~~New York, New York 10022~~

~~Attention: Legal Services/SFD~~

~~Facsimile No.: (212) 884-7189~~

~~Email: jorge.wagner@ally.com~~

~~Re: Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Ambler Funding LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”)~~

~~Ladies and Gentlemen:~~

~~In accordance with the provisions of Section 7.2(b)(i) of the above-referenced Loan and Security Agreement, the undersigned, as Collateral Custodian, hereby certifies and confirms that with respect to each Loan listed on the Loan List annexed hereto as Schedule I, except as noted on the report of exceptions attached hereto as Schedule II;~~

~~(i) all Required Loan Documents set forth on the applicable Loan Checklist are in the Collateral Custodian’s possession; and~~

~~(ii) all Required Loan Documents delivered to the Collateral Custodian related to each such Loans have been reviewed by the Collateral Custodian in accordance with the Review Criteria and each of the Review Criteria are satisfied other than as set forth on Schedule II hereof.~~

~~The Collateral Custodian shall have no liability for or obligation with respect to, and shall not be construed or obliged to make any representation or warranty as to: (i) the validity, sufficiency, marketability, genuineness, value, contents or enforceability of any Loan or Required Loan Document; (ii) the validity, adequacy or perfection of any lien upon or security interest purported to be evidenced or created thereby; or (iii) to determine that the contents of any Loan or Required Loan Document are appropriate for the represented purpose or that any Loan or Required Loan Document has actually been recorded or filed, as maybe applicable, or that any Loan or Required Loan Document is other than what it purports on its face to be. All capitalized terms used but not defined herein shall have the meaning provided in the Loan and Security Agreement.~~

~~[Remainder of page intentionally left blank; signature page follows.]~~

~~WELLS FARGO BANK, N.A.,~~

~~as Collateral Custodian~~

~~By:~~

~~Name:~~

~~Title:~~

~~SCHEDULE I~~

~~TO EXHIBIT J~~

~~Loan List~~

~~[See attached.]~~

~~SCHEDULE II~~

~~TO EXHIBIT J~~

~~Exceptions~~

~~[See attached.]~~

EXHIBIT K

FORM OF COMPLIANCE CERTIFICATE

AMBLER FUNDING LLC
Date: _______________, 20__
This Compliance Certificate (this “Certificate”) is given by Ambler Funding LLC, a Delaware limited liability company (the “Borrower”), pursuant to Section 5.1(t)(ii) of that certain Loan and Security Agreement, dated as of November 22, 2019 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among Ambler Funding LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
The officer executing this Certificate is a Responsible Officer of the Borrower and as such is duly authorized to execute and deliver this Certificate on behalf of the Borrower. By executing this Certificate, such officer hereby certifies to Administrative Agent and the Lenders, on behalf of the Borrower and not in his/her individual capacity, that:
(a) the financial statements delivered with this Certificate in accordance with Sections 5.1(s)(i) and/or 5.1(s)(ii) of the Loan and Security Agreement (or, such financial statements which are furnished to the Administration Agent by posting such financial statements on a publicly available website within three (3) Business Days of the date hereof) are correct and complete and fairly present, in all material respects, in accordance with GAAP the financial position and the results of operations of the Transferor, the Borrower and their Subsidiaries as of the dates of and for the periods covered by such financial statements (subject, in the case of interim financial statements, to normal year-end adjustments and the absence of footnote disclosure);
~~(b) Annex A hereto includes a correct calculation of the Borrower’s Total Interest Coverage Ratio for the relevant period ended _________ __, 20__;~~

(~~c~~b) to the best of such officer’s knowledge, no Default or Event of Default exists [except as specified on Annex ~~B~~A attached hereto];
(~~d~~c) since the Effective Date and except as disclosed in prior Compliance Certificates delivered to Administrative Agent, no FS/KKR Party and no Subsidiary of any FS/KKR Party has:
(i) changed its legal name, identity, jurisdiction of incorporation, organization or formation or organizational structure or formed or acquired any Subsidiary except as follows: ____________________________________;
(ii) acquired all or substantially all of the assets of, or merged or consolidated with or into, any Person, except as follows:________________________________; or
(iii) changed its address or otherwise relocated, acquired fee simple title to any real property or entered into any real property leases, except as follows: ____________________ _______________________________.
IN WITNESS WHEREOF, the Borrower has caused this Certificate to be executed by one of its Responsible Officers this _____ day of _______________, 20__.

AMBLER FUNDING LLC, as the Borrower

By: __________________________________________
Name:
Title:

~~Annex A~~

~~Total Interest Coverage Ratio Calculations~~

~~[See attached]~~

[Annex ~~B~~A]
Defaults or Events of Default]

~~EXHIBIT L~~

~~FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT~~

~~This Assignment and Assumption Agreement (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Loan, Security and Collateral Management Agreement, identified in item 5 below (as amended, the “Loan and Security Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.~~

~~For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan and Security Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Loan and Security Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Loan and Security Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.~~

~~1. Assignor: __________________________~~

~~2. Assignee: __________________________~~

~~3. Borrower: Ambler Funding LLC, a Delaware limited liability company~~

~~4. Administrative Agent: Ally Bank, as the administrative agent under the Loan and~~

~~Security Agreement~~

~~5. Loan and Security Agreement: Loan and Security Agreement, dated as of November 22, 2019, by and among Borrower, each of the lenders from time to time party thereto (together with its representatives, successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative~~

~~Agent”) and as Arranger and Wells Fargo Bank, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and the collateral administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”).~~

~~6. Assigned Interest:~~

~~Assignor~~	~~Assignee~~	~~Aggregate Amount of Commitment for all Lenders~~	~~Amount of Commitment Assigned~~	~~Percentage Assigned of Aggregate Amount of Commitment for all Lenders~~

~~Effective Date: [_____] [__], 20[__]~~

~~[Remainder of page intentionally left blank; signature pages follow.]~~

~~The terms set forth in this Assignment and Assumption are hereby agreed to:~~

~~[ASSIGNOR]~~

~~By:~~

~~Name:~~

~~Title:~~

~~[ASSIGNEE]~~

~~By:~~

~~Name:~~

~~Title:~~

~~Consented to:~~

~~ALLY BANK,~~

~~as Administrative Agent~~

~~By:~~

~~Name:~~

~~Title:~~

~~[Ambler Funding LLC,~~

~~as Borrower~~

~~By:~~

~~Name:~~

~~Title: ]1~~

~~ANNEX 1~~

~~TO ASSIGNMENT AND ASSUMPTION~~

~~STANDARD TERMS AND CONDITIONS FOR~~

~~ASSIGNMENT AND ASSUMPTION~~

~~1. Representations and Warranties.~~

~~1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan and Security Agreement or any other Transaction Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Transaction Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Transaction Document.~~

~~1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the~~

~~transactions contemplated hereby and to become a Lender under the Loan and Security Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Loan and Security Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (iv) it has received a copy of the Loan and Security Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, and (vi) attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Loan and Security Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Lender.~~

~~2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.~~

~~3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or any other electronic format shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York.~~

~~SCHEDULE I~~

~~LEGAL NAMES~~

~~Pursuant to Section 4.1 of the Loan and Security Agreement, each FS/KKR Party’s exact legal name is as follows:~~

~~Borrower: Ambler Funding LLC, a Delaware limited liability company~~

~~Transferor: FS KKR Capital Corp., a Maryland corporation~~

~~SCHEDULE II~~

~~LOAN LIST~~

~~TO BE DELIVERED IN CONNECTION WITH EACH BORROWING BASE CERTIFICATE~~

~~SCHEDULE III~~

~~[reserved]~~

~~SCHEDULE IV~~

~~AGREED-UPON PROCEDURES~~

~~In accordance with Section 5.1(t)(vi) of the Loan and Security Agreement, the Borrower or Collateral Manager will cause a firm of nationally recognized independent public accountants (or any other party identified by the Administrative Agent) to furnish in accordance with attestation standards established by the American Institute of Certified Public Accountants a report to the effect that such accountants (or such other party) have either verified, compared, or recalculated the following information contained in the applicable Borrowing Base Certificates to the applicable system or records of the Borrower or the Collateral Manager and the financial statements of the underlying Obligors, as applicable:~~

~~· Borrowing Base~~

~~· Availability~~

~~· Minimum Credit Enhancement Amount~~

~~· Total Interest Coverage Ratio~~

~~· Loan List~~

~~o Loan Type~~

~~o Outstanding Balance~~

~~o Purchase Price~~

~~o Loan maturity date~~

~~o Interest Rate:~~

~~▪ fixed/floating~~

~~▪ index (if applicable)~~

~~▪ spread or coupon~~

~~▪ PIK (if applicable)~~

~~o S&P Industry Classification~~

~~o Eligible principal amount~~

~~o Assigned Value~~

~~o Trailing twelve-month EBITDA for the current test period~~

~~o Original trailing twelve-month EBITDA~~

~~o Obligor Net Senior Leverage Ratio (recalculated based on the Obligor financial statements and or other information from the applicable systems or records of the Borrower or Collateral Manager for such period)~~

~~o Original Obligor Net Senior Leverage Ratio (recalculated based on the Obligor financial statements and or other information from the applicable systems or records of the Borrower or Collateral Manager for such period)~~

~~o Obligor Net Total Leverage Ratio (recalculated based on the Obligor financial statements and or other information from the applicable systems or records of the Borrower or Collateral Manager for such period)~~

~~o Original Obligor Net Total Leverage Ratio (recalculated based on the Obligor financial statements and or other information from the applicable systems or records of the Borrower or Collateral Manager for such period)~~

~~o Obligor Cash Interest Coverage Ratio (recalculated based on the Obligor financial statements and or other information from the applicable systems or records of the Borrower or Collateral Manager for such period)~~

~~o Original Obligor Cash Interest Coverage Ratio (recalculated based on the Obligor financial statements and or other information from the applicable systems or records of the Borrower or Collateral Manager for such period)~~

~~· Recalculation of Excess Concentration Amounts~~

~~At the discretion of the Administrative Agent and a firm of nationally recognized independent public accountants (or such other party identified by the Administrative Agent), (i) three (3) random Borrowing Base Certificates for each fiscal year beginning in fiscal year 2021, and, (ii) in each case, for the ten (10) largest single Obligors in the corresponding Borrowing Base Certificate, compare the cash activity information in the Administrative Agent’s cash log to the corresponding information in the Collateral Custodian’s cash log for the collection period relating to the corresponding Borrowing Base Certificate and noted that the interest and principal payments received during the collection period on the respective top ten Obligors cash activity were in agreement.~~

~~The report provided by such firm (or such other party) may be in a format such typically utilized for a report of this nature; provided that it will consist of at a minimum (i) a list of deviations from the applicable Borrowing Base Certificate and (ii) discuss with the Borrower and the Collateral Manager the reason for such deviations, and set forth the findings in such report.~~

SCHEDULE V
S&P INDUSTRY CLASSIFICATIONS

Summary report: Litera Compare for Word 11.4.0.111 Document comparison done on 11/1/2023 6:23:59 PM
Style name: Dechert Default
Intelligent Table Comparison: Active
Original DMS: iw://NA_IMANAGE/BUSINESS/30674336/1
Modified DMS: iw://NA_IMANAGE/BUSINESS/30671506/1
Changes:
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~~2 To be included if Borrower consent is required pursuant to Section 12.16 of the Loan and Security Agreement.~~
~~1 To be included if Borrower consent required for assignment.~~